                                                           [Execution Copy]




                            PNC MORTGAGE SECURITIES CORP.,

                          as Depositor and Master Servicer

                                         and

                                      FIRST BANK
                                NATIONAL ASSOCIATION,

                                      as Trustee




                           POOLING AND SERVICING AGREEMENT


                                   $174,193,827.06


                            PNC Mortgage Securities Corp.

                          Mortgage Pass-Through Certificates
                                    Series 1996-3
                                 (Certificate Trust)

                       Mortgage Trust Pass-Through Certificates
                                    Series 1996-3
                                   (Mortgage Trust)


                           Cut-Off Date:  November 1, 1996

                                  TABLE OF CONTENTS
                                                                          PAGE

Preliminary Statement. . . . . . . . . . . . . . . . . . . . . . . . . . .  1

                                      ARTICLE I

Section 1.01. DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . .  7
              Adjusted Senior Liquidation Amount . . . . . . . . . . . . .  7
              Adjusted Senior Percentage . . . . . . . . . . . . . . . . .  7
              Adjusted Senior Prepayment Percentage. . . . . . . . . . . .  7
              Adjusted Senior Principal Distribution Amount. . . . . . . .  8
              Aggregate Certificate Principal Balance. . . . . . . . . . .  8
              Appraised Value. . . . . . . . . . . . . . . . . . . . . . .  9
              Assignment of Proprietary Lease. . . . . . . . . . . . . . .  9
              Authenticating Agent . . . . . . . . . . . . . . . . . . . .  9
              Authorized Denomination. . . . . . . . . . . . . . . . . . .  9
              Bankruptcy Coverage. . . . . . . . . . . . . . . . . . . . .  9
              Bankruptcy Coverage Initial Amount . . . . . . . . . . . . .  9
              Bankruptcy Loss. . . . . . . . . . . . . . . . . . . . . . .  9
              Beneficial Holder: . . . . . . . . . . . . . . . . . . . . .  9
              Book-Entry Certificates. . . . . . . . . . . . . . . . . . .  9
              Business Day . . . . . . . . . . . . . . . . . . . . . . . . 10
              Buydown Agreement. . . . . . . . . . . . . . . . . . . . . . 10
              Buydown Fund . . . . . . . . . . . . . . . . . . . . . . . . 10
              Buydown Fund Account . . . . . . . . . . . . . . . . . . . . 10
              Buydown Loan . . . . . . . . . . . . . . . . . . . . . . . . 10
              Certificate. . . . . . . . . . . . . . . . . . . . . . . . . 10
              Certificate Account. . . . . . . . . . . . . . . . . . . . . 10
              Certificate Trust Available Distribution Amount. . . . . . . 11
              Certificate Trust Certificate Distribution Amount. . . . . . 11
              Certificate Trust Certificates . . . . . . . . . . . . . . . 12
              Certificate Trust Fund . . . . . . . . . . . . . . . . . . . 12
              Certificate Principal Balance. . . . . . . . . . . . . . . . 12
              Certificate Register and Certificate Registrar . . . . . . . 12
              Certificateholder or Holder. . . . . . . . . . . . . . . . . 12
              Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
              Class A Certificates . . . . . . . . . . . . . . . . . . . . 13
              Class A-1 Certificates . . . . . . . . . . . . . . . . . . . 13
              Class A-2 Certificates . . . . . . . . . . . . . . . . . . . 13
              Class A-2 Notional Amount. . . . . . . . . . . . . . . . . . 13
              Class A-3 Certificates . . . . . . . . . . . . . . . . . . . 13
              Class A-4 Certificates . . . . . . . . . . . . . . . . . . . 13
              Class A-5 Certificates . . . . . . . . . . . . . . . . . . . 13
              Class A-5 Liquidation Amount . . . . . . . . . . . . . . . . 13
              Class A-5 Percentage . . . . . . . . . . . . . . . . . . . . 13
              Class A-5 Prepayment Percentage. . . . . . . . . . . . . . . 14

                                                                          PAGE
              Class A-5 Principal Distribution Amount. . . . . . . . . . . 14
              Class A-5 Trigger Date . . . . . . . . . . . . . . . . . . . 15
              Class A-6 Certificates . . . . . . . . . . . . . . . . . . . 15
              Class A-7 Certificates . . . . . . . . . . . . . . . . . . . 15
              Class A-8 Certificates . . . . . . . . . . . . . . . . . . . 15
              Class A-8 Notional Amount. . . . . . . . . . . . . . . . . . 15
              Class A-9 Certificates . . . . . . . . . . . . . . . . . . . 15
              Class A-10 Certificates. . . . . . . . . . . . . . . . . . . 15
              Class A-11 Certificates. . . . . . . . . . . . . . . . . . . 15
              Class A-11 Notional Amount . . . . . . . . . . . . . . . . . 15
              Class A-12 Certificates. . . . . . . . . . . . . . . . . . . 15
              Class A1-L Certificates. . . . . . . . . . . . . . . . . . . 15
              Class A3-L Certificates. . . . . . . . . . . . . . . . . . . 15
              Class A4-L Certificates. . . . . . . . . . . . . . . . . . . 15
              Class A5-L Certificates. . . . . . . . . . . . . . . . . . . 15
              Class A6-L Certificates. . . . . . . . . . . . . . . . . . . 15
              Class A7-L Certificates. . . . . . . . . . . . . . . . . . . 16
              Class A9-L Certificates. . . . . . . . . . . . . . . . . . . 16
              Class A10-L Certificates . . . . . . . . . . . . . . . . . . 16
              Class A12-L Certificates . . . . . . . . . . . . . . . . . . 16
              Class B Certificates . . . . . . . . . . . . . . . . . . . . 16
              Class B-1 Certificates . . . . . . . . . . . . . . . . . . . 16
              Class B-2 Certificates . . . . . . . . . . . . . . . . . . . 16
              Class B-3 Certificates . . . . . . . . . . . . . . . . . . . 16
              Class B-4 Certificates . . . . . . . . . . . . . . . . . . . 16
              Class B-5 Certificates . . . . . . . . . . . . . . . . . . . 16
              Class B-6 Certificates . . . . . . . . . . . . . . . . . . . 16
              Class B1-L Certificates. . . . . . . . . . . . . . . . . . . 16
              Class B2-L Certificates. . . . . . . . . . . . . . . . . . . 16
              Class B3-L Certificates. . . . . . . . . . . . . . . . . . . 16
              Class B4-L Certificates. . . . . . . . . . . . . . . . . . . 16
              Class B5-L Certificates. . . . . . . . . . . . . . . . . . . 16
              Class B6-L Certificates. . . . . . . . . . . . . . . . . . . 17
              Class Notional Amount. . . . . . . . . . . . . . . . . . . . 17
              Class P Certificates . . . . . . . . . . . . . . . . . . . . 17
              Class P-L Certificates . . . . . . . . . . . . . . . . . . . 17
              Class P Fraction . . . . . . . . . . . . . . . . . . . . . . 17
              Class P Mortgage Loan. . . . . . . . . . . . . . . . . . . . 17
              Class Principal Balance. . . . . . . . . . . . . . . . . . . 17
              Class R Certificates . . . . . . . . . . . . . . . . . . . . 17
              Class R-L Certificates . . . . . . . . . . . . . . . . . . . 17
              Class R-1 Certificates . . . . . . . . . . . . . . . . . . . 18
              Class X Certificates . . . . . . . . . . . . . . . . . . . . 18
              Class X-L Certificates . . . . . . . . . . . . . . . . . . . 18
              Class X Notional Amount. . . . . . . . . . . . . . . . . . . 18
              Class X-L Notional Amount. . . . . . . . . . . . . . . . . . 18
              Class X-U Notional Amount. . . . . . . . . . . . . . . . . . 18
              Clearing Agency. . . . . . . . . . . . . . . . . . . . . . . 18

                                                                          PAGE
              Closing Date . . . . . . . . . . . . . . . . . . . . . . . . 18
              Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
              Combined Prepayment Percentage . . . . . . . . . . . . . . . 18
              Company. . . . . . . . . . . . . . . . . . . . . . . . . . . 18
              Compensating Interest. . . . . . . . . . . . . . . . . . . . 18
              Cooperative. . . . . . . . . . . . . . . . . . . . . . . . . 18
              Cooperative Apartment. . . . . . . . . . . . . . . . . . . . 19
              Cooperative Lease. . . . . . . . . . . . . . . . . . . . . . 19
              Cooperative Loans. . . . . . . . . . . . . . . . . . . . . . 19
              Cooperative Stock. . . . . . . . . . . . . . . . . . . . . . 19
              Cooperative Stock Certificate. . . . . . . . . . . . . . . . 19
              Corporate Trust Office . . . . . . . . . . . . . . . . . . . 19
              Corresponding Class. . . . . . . . . . . . . . . . . . . . . 19
              Credit Support Depletion Date. . . . . . . . . . . . . . . . 19
              Curtailment. . . . . . . . . . . . . . . . . . . . . . . . . 19
              Curtailment Shortfall. . . . . . . . . . . . . . . . . . . . 20
              Custodial Account for P&I. . . . . . . . . . . . . . . . . . 20
              Custodial Account for Reserves . . . . . . . . . . . . . . . 20
              Custodial Agreement. . . . . . . . . . . . . . . . . . . . . 20
              Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . 20
              Cut-Off Date . . . . . . . . . . . . . . . . . . . . . . . . 20
              DCR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
              Definitive Certificates. . . . . . . . . . . . . . . . . . . 20
              Depositary Agreement . . . . . . . . . . . . . . . . . . . . 20
              Destroyed Mortgage Note. . . . . . . . . . . . . . . . . . . 20
              Determination Date . . . . . . . . . . . . . . . . . . . . . 21
              Disqualified Organization. . . . . . . . . . . . . . . . . . 21
              Distribution Date. . . . . . . . . . . . . . . . . . . . . . 21
              DTC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
              DTC Participant. . . . . . . . . . . . . . . . . . . . . . . 21
              Due Date . . . . . . . . . . . . . . . . . . . . . . . . . . 21
              Eligible Institution . . . . . . . . . . . . . . . . . . . . 21
              Eligible Investments . . . . . . . . . . . . . . . . . . . . 21
              ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
              Event of Default . . . . . . . . . . . . . . . . . . . . . . 22
              Excess Liquidation Proceeds. . . . . . . . . . . . . . . . . 22
              FDIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
              FHA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
              FHLB . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
              FHLMC. . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
              Final Maturity Date. . . . . . . . . . . . . . . . . . . . . 22
              FNMA . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
              Fraud Coverage . . . . . . . . . . . . . . . . . . . . . . . 23
              Fraud Coverage Initial Amount. . . . . . . . . . . . . . . . 23
              Fraud Loss . . . . . . . . . . . . . . . . . . . . . . . . . 23
              Indirect DTC Participants. . . . . . . . . . . . . . . . . . 23
              Insurance Proceeds . . . . . . . . . . . . . . . . . . . . . 23
              Interest Distribution Amount . . . . . . . . . . . . . . . . 23

                                                                          PAGE
              Investment Account . . . . . . . . . . . . . . . . . . . . . 24
              Investment Depository. . . . . . . . . . . . . . . . . . . . 24
              Junior Subordinate Certificates. . . . . . . . . . . . . . . 24
              Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
              LIBOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
              LIBOR Determination Date . . . . . . . . . . . . . . . . . . 25
              Liquidated Mortgage Loan . . . . . . . . . . . . . . . . . . 25
              Liquidation Principal. . . . . . . . . . . . . . . . . . . . 25
              Liquidation Proceeds . . . . . . . . . . . . . . . . . . . . 25
              Loan-to-Value Ratio. . . . . . . . . . . . . . . . . . . . . 25
              Master Servicer. . . . . . . . . . . . . . . . . . . . . . . 25
              Master Servicing Fee . . . . . . . . . . . . . . . . . . . . 25
              Monthly P&I Advance. . . . . . . . . . . . . . . . . . . . . 25
              Monthly Payment. . . . . . . . . . . . . . . . . . . . . . . 26
              Moody's. . . . . . . . . . . . . . . . . . . . . . . . . . . 26
              Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . . 26
              Mortgage File. . . . . . . . . . . . . . . . . . . . . . . . 26
              Mortgage Interest Rate . . . . . . . . . . . . . . . . . . . 28
              Mortgage Loan Schedule . . . . . . . . . . . . . . . . . . . 28
              Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . . 28
              Mortgage Note. . . . . . . . . . . . . . . . . . . . . . . . 29
              Mortgage Pool. . . . . . . . . . . . . . . . . . . . . . . . 29
              Mortgage Trust Available Distribution Amount . . . . . . . . 29
              Mortgage Trust Certificate Distribution Amount . . . . . . . 30
              Mortgage Trust Certificates. . . . . . . . . . . . . . . . . 34
              Mortgage Trust Fund. . . . . . . . . . . . . . . . . . . . . 34
              Mortgaged Property . . . . . . . . . . . . . . . . . . . . . 34
              Mortgagor. . . . . . . . . . . . . . . . . . . . . . . . . . 34
              Nonrecoverable Advance . . . . . . . . . . . . . . . . . . . 34
              Non-U.S. Person. . . . . . . . . . . . . . . . . . . . . . . 35
              OTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
              Officer's Certificate. . . . . . . . . . . . . . . . . . . . 35
              Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . 35
              Original Value . . . . . . . . . . . . . . . . . . . . . . . 35
              Ownership Interest . . . . . . . . . . . . . . . . . . . . . 35
              Pass-Through Entity. . . . . . . . . . . . . . . . . . . . . 35
              Pass-Through Rate. . . . . . . . . . . . . . . . . . . . . . 35
              Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . 35
              Payoff . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
              Payoff Earnings. . . . . . . . . . . . . . . . . . . . . . . 35
              Payoff Interest. . . . . . . . . . . . . . . . . . . . . . . 36
              Payoff Period. . . . . . . . . . . . . . . . . . . . . . . . 36
              Percentage Interest. . . . . . . . . . . . . . . . . . . . . 36
              Permitted Transferee . . . . . . . . . . . . . . . . . . . . 37
              Person . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
              Premium Rate Mortgage Loans. . . . . . . . . . . . . . . . . 37
              Prepaid Monthly Payment. . . . . . . . . . . . . . . . . . . 37
              Primary Insurance Policy . . . . . . . . . . . . . . . . . . 37

                                                                          PAGE
              Principal Balance. . . . . . . . . . . . . . . . . . . . . . 37
              Principal Payment. . . . . . . . . . . . . . . . . . . . . . 38
              Principal Payment Amount . . . . . . . . . . . . . . . . . . 38
              Principal Prepayment . . . . . . . . . . . . . . . . . . . . 38
              Principal Prepayment Amount. . . . . . . . . . . . . . . . . 38
              Prior Period . . . . . . . . . . . . . . . . . . . . . . . . 38
              Pro Rata Allocation. . . . . . . . . . . . . . . . . . . . . 38
              Purchase Obligation. . . . . . . . . . . . . . . . . . . . . 39
              Purchase Price . . . . . . . . . . . . . . . . . . . . . . . 39
              Qualified Insurer. . . . . . . . . . . . . . . . . . . . . . 39
              Rating Agency. . . . . . . . . . . . . . . . . . . . . . . . 39
              Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . 39
              Realized Loss. . . . . . . . . . . . . . . . . . . . . . . . 39
              Record Date. . . . . . . . . . . . . . . . . . . . . . . . . 41
              Reference Banks. . . . . . . . . . . . . . . . . . . . . . . 41
              Regular Interest Certificates. . . . . . . . . . . . . . . . 41
              REMIC. . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
              REMIC Provisions . . . . . . . . . . . . . . . . . . . . . . 41
              Remittance Rate. . . . . . . . . . . . . . . . . . . . . . . 41
              Reserve Fund . . . . . . . . . . . . . . . . . . . . . . . . 41
              Reserve Fund Initial Amount. . . . . . . . . . . . . . . . . 41
              Residual Certificates. . . . . . . . . . . . . . . . . . . . 41
              Residual Distribution Amount . . . . . . . . . . . . . . . . 41
              Responsible Officer. . . . . . . . . . . . . . . . . . . . . 42
              Securities Act . . . . . . . . . . . . . . . . . . . . . . . 42
              Security Agreement . . . . . . . . . . . . . . . . . . . . . 42
              Selling and Servicing Contract . . . . . . . . . . . . . . . 42
              Senior Certificates. . . . . . . . . . . . . . . . . . . . . 42
              Senior Subordinate Certificates. . . . . . . . . . . . . . . 42
              Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . 42
              Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . 42
              Servicing Officer. . . . . . . . . . . . . . . . . . . . . . 42
              Special Hazard Coverage. . . . . . . . . . . . . . . . . . . 42
              Special Hazard Coverage Initial Amount . . . . . . . . . . . 43
              Special Hazard Loss. . . . . . . . . . . . . . . . . . . . . 43
              Stepdown Percentage. . . . . . . . . . . . . . . . . . . . . 43
              Stripped Interest Rate . . . . . . . . . . . . . . . . . . . 43
              Subordinate Certificates . . . . . . . . . . . . . . . . . . 43
              Subordinate Liquidation Amount . . . . . . . . . . . . . . . 43
              Subordinate Percentage . . . . . . . . . . . . . . . . . . . 44
              Subordinate Prepayment Percentage. . . . . . . . . . . . . . 44
              Subordinate Principal Distribution Amount. . . . . . . . . . 44
              Subordination Level. . . . . . . . . . . . . . . . . . . . . 44
              Substitute Mortgage Loan . . . . . . . . . . . . . . . . . . 44
              Tax Matters Person . . . . . . . . . . . . . . . . . . . . . 44
              Termination Date . . . . . . . . . . . . . . . . . . . . . . 45
              Termination Payment. . . . . . . . . . . . . . . . . . . . . 45
              Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . 45

                                                                          PAGE
              Transferee . . . . . . . . . . . . . . . . . . . . . . . . . 45
              Transferee Affidavit and Agreement . . . . . . . . . . . . . 45
              Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . 45
              Uncollected Interest . . . . . . . . . . . . . . . . . . . . 45
              Uncompensated Interest Shortfall . . . . . . . . . . . . . . 45
              Underwriter. . . . . . . . . . . . . . . . . . . . . . . . . 45
              Underwriting Standards . . . . . . . . . . . . . . . . . . . 45
              Uninsured Cause. . . . . . . . . . . . . . . . . . . . . . . 45
              U.S. Person. . . . . . . . . . . . . . . . . . . . . . . . . 45
              VA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
              Withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . 46
              Withdrawal Date. . . . . . . . . . . . . . . . . . . . . . . 46

                                      ARTICLE II

           Conveyance of the Trust Funds; REMIC Election and Designations;
                          Original Issuance of Certificates

Section 2.01. CONVEYANCE OF THE MORTGAGE TRUST FUND; REMIC ELECTION AND
              DESIGNATIONS.. . . . . . . . . . . . . . . . . . . . . . . . 46
Section 2.02. ACCEPTANCE BY TRUSTEE. . . . . . . . . . . . . . . . . . . . 50
Section 2.03. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE
              MORTGAGE LOANS . . . . . . . . . . . . . . . . . . . . . . . 51
Section 2.04. AUTHENTICATION OF THE MORTGAGE TRUST CERTIFICATES AND THE
              CLASS R-1 CERTIFICATES . . . . . . . . . . . . . . . . . . . 55
Section 2.05. CONVEYANCE OF THE CERTIFICATE TRUST FUND; REMIC ELECTION AND
              DESIGNATIONS . . . . . . . . . . . . . . . . . . . . . . . . 55
Section 2.06. ACCEPTANCE BY TRUSTEE. . . . . . . . . . . . . . . . . . . . 58
Section 2.07. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE
              MORTGAGE TRUST CERTIFICATES. . . . . . . . . . . . . . . . . 58
Section 2.08. AUTHENTICATION OF CERTIFICATE TRUST CERTIFICATES AND THE
              CLASS R CERTIFICATES . . . . . . . . . . . . . . . . . . . . 59

                                     ARTICLE III

                    Administration and Servicing of Mortgage Loans

Section 3.01. THE COMPANY TO ACT AS MASTER SERVICER. . . . . . . . . . . . 59
Section 3.02. CUSTODIAL ACCOUNTS . . . . . . . . . . . . . . . . . . . . . 61
Section 3.03. THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS . . . . . . . . 61
Section 3.04. THE CERTIFICATE ACCOUNT. . . . . . . . . . . . . . . . . . . 62
Section 3.05. PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT AND
              CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN FUNDS FROM
              THE BUYDOWN FUND ACCOUNTS. . . . . . . . . . . . . . . . . . 63
Section 3.06. MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTIONS
              THEREUNDER . . . . . . . . . . . . . . . . . . . . . . . . . 64
Section 3.07. MAINTENANCE OF HAZARD INSURANCE. . . . . . . . . . . . . . . 64
Section 3.08. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. . 65

                                                                          PAGE
Section 3.09. REALIZATION UPON DEFAULTED MORTGAGE LOANS. . . . . . . . . . 66
Section 3.10. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. . . . . . . 67
Section 3.11. COMPENSATION TO THE MASTER SERVICER AND THE SERVICERS. . . . 68
Section 3.12. REPORTS TO THE TRUSTEE; CERTIFICATE ACCOUNT STATEMENT. . . . 68
Section 3.13. ANNUAL STATEMENT AS TO COMPLIANCE. . . . . . . . . . . . . . 69
Section 3.14. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE
              MORTGAGE LOANS . . . . . . . . . . . . . . . . . . . . . . . 69
Section 3.15. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. . . 69
Section 3.16. MAINTENANCE OF THE RESERVE FUND; COLLECTIONS THEREUNDER. . . 69
Section 3.17. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . . 70
Section 3.18. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . . 70
Section 3.19. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . . 70
Section 3.20. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . . 70
Section 3.21. ASSUMPTION OR TERMINATION OF SELLING AND SERVICING CONTRACTS
              BY TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . 70

                                      ARTICLE IV

                 Payments to Certificateholders; Payment of Expenses


Section 4.01. DISTRIBUTIONS TO MORTGAGE TRUST CERTIFICATEHOLDERS . . . . . 71
Section 4.02. STATEMENTS TO MORTGAGE TRUST CERTIFICATEHOLDERS. . . . . . . 72
Section 4.03. ADVANCES BY THE MASTER SERVICER; DISTRIBUTION REPORTS TO THE
              TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . . . . 73
Section 4.04. NONRECOVERABLE ADVANCES. . . . . . . . . . . . . . . . . . . 74
Section 4.05. CERTIFICATE TRUST DISTRIBUTIONS. . . . . . . . . . . . . . . 74
Section 4.06. STATEMENTS TO CERTIFICATE TRUST CERTIFICATEHOLDERS . . . . . 75

                                      ARTICLE V

                                   The Certificates

Section 5.01. THE CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . 76
Section 5.02. CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF PRINCIPAL
              AND INTEREST; AUTHORIZED DENOMINATIONS . . . . . . . . . . . 82
Section 5.03. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. . . . 82
Section 5.04. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. . . . . . 83
Section 5.05. PERSONS DEEMED OWNERS. . . . . . . . . . . . . . . . . . . . 83
Section 5.06. TEMPORARY CERTIFICATES . . . . . . . . . . . . . . . . . . . 83
Section 5.07. BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES.. . . . . . . . . . . 83
Section 5.08. NOTICES TO CLEARING AGENCY.. . . . . . . . . . . . . . . . . 85
Section 5.09. DEFINITIVE CERTIFICATES. . . . . . . . . . . . . . . . . . . 85
Section 5.10. OFFICE FOR TRANSFER OF CERTIFICATES. . . . . . . . . . . . . 85

                                      ARTICLE VI

                         The Company and the Master Servicer

                                                                          PAGE
Section 6.01. LIABILITY OF THE COMPANY AND THE MASTER SERVICER . . . . . . 85
Section 6.02. MERGER OR CONSOLIDATION OF THE COMPANY OR THE
              MASTER SERVICER. . . . . . . . . . . . . . . . . . . . . . . 86
Section 6.03. LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER SERVICER
              AND  OTHERS. . . . . . . . . . . . . . . . . . . . . . . . . 86
Section 6.04. THE COMPANY AND MASTER SERVICER NOT TO RESIGN. . . . . . . . 86

                                     ARTICLE VII

                                       Default

Section 7.01. EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . 87
Section 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR . . . . . . . . . . 89
Section 7.03. NOTIFICATION TO CERTIFICATEHOLDERS . . . . . . . . . . . . . 90


                                     ARTICLE VIII

                                Concerning the Trustee

Section 8.01. DUTIES OF TRUSTEE. . . . . . . . . . . . . . . . . . . . . . 90
Section 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. . . . . . . . . . . . 91
Section 8.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. . . . 92
Section 8.04. TRUSTEE MAY OWN CERTIFICATES . . . . . . . . . . . . . . . . 93
Section 8.05. THE MASTER SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES . . . 93
Section 8.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE . . . . . . . . . . . . 93
Section 8.07. RESIGNATION AND REMOVAL OF TRUSTEE . . . . . . . . . . . . . 93
Section 8.08. SUCCESSOR TRUSTEE. . . . . . . . . . . . . . . . . . . . . . 94
Section 8.09. MERGER OR CONSOLIDATION OF TRUSTEE . . . . . . . . . . . . . 94
Section 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. . . . . . . . 95
Section 8.11. AUTHENTICATING AGENTS. . . . . . . . . . . . . . . . . . . . 96
Section 8.12. PAYING AGENTS. . . . . . . . . . . . . . . . . . . . . . . . 96

                                      ARTICLE IX

                                     Termination

Section 9.01. TERMINATION UPON REPURCHASE BY THE COMPANY OR LIQUIDATION
              OF ALL MORTGAGE LOANS. . . . . . . . . . . . . . . . . . . . 97
Section 9.02. ADDITIONAL TERMINATION REQUIREMENTS. . . . . . . . . . . . . 98
Section 9.03. TRUSTS IRREVOCABLE . . . . . . . . . . . . . . . . . . . . . 99

                                      ARTICLE X

                               Miscellaneous Provisions

Section 10.01  AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . .   99
Section 10.02  RECORDATION OF AGREEMENT. . . . . . . . . . . . . . . . .  100
Section 10.03  LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. . . . . . . .  100
Section 10.04  ACCESS TO LIST OF CERTIFICATEHOLDERS. . . . . . . . . . .  101

                                                                          PAGE
Section 10.05  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . 102
Section 10.06  NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . 102
Section 10.07  SEVERABILITY OF PROVISIONS. . . . . . . . . . . . . . . . . 102
Section 10.08  COUNTERPART SIGNATURES  . . . . . . . . . . . . . . . . . . 102
Section 10.09  BENEFITS OF AGREEMENT . . . . . . . . . . . . . . . . . . . 103
Section 10.10  NOTICES AND COPIES TO RATING AGENCY . . . . . . . . . . . . 103

                                       EXHIBITS

Exhibit A -- Forms of Certificate Trust Certificates
Exhibit B -- Forms of Residual Certificates
Exhibit C -- Forms of Mortgage Trust Certificates
Exhibit D -- Schedule of Mortgage Loans
Exhibit E -- Form of Selling and Servicing Contract
Exhibit F -- Form of Transferor Certificate for Class B-4, Class B-5 and Class
              B-6 Certificates
Exhibit G -- Form of Transferee"s Certificate for Class B-4, Class B-5 and
              Class B-6 Certificates
Exhibit H -- Form of Additional Matter Incorporated into the Form of the
              Mortgage Trust  Certificates
Exhibit I -- Form of Transferor Certificate
Exhibit J -- Form of Transferee Affidavit and Agreement
Exhibit K -- Form of Additional Matter Incorporated into the Form of the
              Certificate Trust Certificates
Exhibit L -- Form of Rule 144A Investment Representation
Exhibit M -- Form of Trustee"s Certificate of Review of Mortgage Loans
Exhibit N -  Schedule of Certain Mortgage Loans With Group Primary Insurance
              Policies

     This Pooling and Servicing Agreement, dated and effective as of November 1, 1996 (this "Agreement"), is executed between PNC Mortgage Securities Corp., as Depositor and Master Servicer (the "Company"), and First Bank National Association, as Trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in
Article I hereof.

                                PRELIMINARY STATEMENT

     The Company at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Mortgage Trust Fund. On the Closing Date, the Company will acquire the Mortgage Trust Certificates and the Class R-1 Certificates from the Mortgage Trust Fund as consideration for its transfer to the Mortgage Trust Fund of the Mortgage Loans and certain other assets and will be the owner of the Mortgage Trust Certificates and the Class R-1 Certificates. The Company has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the issuance to the Company of the Mortgage Trust Certificates representing in the aggregate the entire beneficial ownership of the Mortgage Trust Fund (except for that portion represented by the Class R-1 Certificates), the conveyance to the Trustee by the Company of the Mortgage Trust Certificates and the issuance of the Certificate Trust Certificates representing in the aggregate the entire beneficial interest in the Certificate Trust Fund (except for that portion represented by the Class R Certificates). On the Closing Date, the Company will acquire the Certificate Trust Certificates and the Class R Certificates from the Certificate Trust Fund as consideration for its transfer to the Certificate Trust Fund of the Mortgage Trust Certificates and will be the owner of the Certificate Trust Certificates and the Class R Certificates. All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Mortgage Trust Fund are for the benefit of the Holders from time to time of the Mortgage Trust Certificates and the Class R-1 Certificates. All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Trust Certificates and the other property constituting the Certificate Trust Fund are for the benefit of the Holders from time to time of the Certificate Trust Certificates and the Class R Certificates. The Company is entering into this Agreement, and the Trustee is accepting the two separate trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     The Certificate Trust Certificates issued hereunder, other than the Class B-4, Class B-5 and Class B-6 Certificates, have been offered for sale pursuant to a Prospectus, dated November 21, 1996, and a Prospectus Supplement, dated November 21, 1996, of the Company (together, the "Prospectus"). The Class B-4, Class B-5 and Class B-6 Certificates have been offered for sale pursuant to a Private Placement Memorandum, dated November 26, 1996. The Mortgage Trust Fund and the Certificate Trust Fund created hereunder are intended to be the "Mortgage Trust" and the "Certificate Trust," respectively, as described in the Prospectus and the Private Placement Memorandum and the Certificate Trust Certificates and the Residual Certificates are intended to be the "Certificates" described therein. The following tables set forth the designation, type of interest, initial Remittance Rate, initial Class Principal Balance and last scheduled Distribution Date for each Class of Certificates comprising the interests in the Mortgage Trust Fund and the Certificate Trust Fund created hereunder:

                                 MORTGAGE TRUST FUND


                                          INITIAL CLASS
               TYPE OF    REMITTANCE          PRINCIPAL         LAST SCHEDULED
DESIGNATION    INTEREST     RATE (1)            BALANCE     DISTRIBUTION DATE*

Class A1-L     Regular     9.000%         $4,800,000.00     December 25, 2026
Class A3-L     Regular     8.000%         21,000,000.00     December 25, 2026
Class A4-L     Regular     8.000%          6,550,287.00     December 25, 2026
Class A5-L     Regular     8.000%         17,344,181.00     December 25, 2026
Class A6-L     Regular     7.000%         35,469,082.00     December 25, 2026
Class A7-L     Regular     8.500%         17,734,541.00     December 25, 2026
Class A9-L     Regular     7.500%         26,350,000.00     December 25, 2026
Class A10-L    Regular     9.000%         22,685,145.00     December 25, 2026
Class A12-L    Regular     9.000%         12,291,667.00     December 25, 2026
Class P-L      Regular     (2)             1,172,035.09     December 25, 2026
Class X-L      Regular     8.000%(3)               0.00     December 25, 2026
Class B1-L     Regular     8.000%          3,483,876.00     December 25, 2026
Class B2-L     Regular     8.000%          2,177,422.00     December 25, 2026
Class B3-L     Regular     8.000%          1,393,550.00     December 25, 2026
Class B4-L     Regular     8.000%            522,581.00     December 25, 2026
Class B5-L     Regular     8.000%            609,678.00     December 25, 2026
Class B6-L     Regular     8.000%            609,681.97     December 25, 2026
Class R-L      Regular     8.000%                 50.00     December 25, 2026
Class R-1+     Residual    8.000%                 50.00     December 25, 2026
_________________


* The Distribution Date in the month after the maturity date for the latest maturing Mortgage Loan in the Mortgage Pool.
+ The Class R-1 Certificates are entitled to receive the applicable Residual Distribution Amount and Excess Liquidation Proceeds.
(1) Interest distributed to the Mortgage Trust Certificates and Class R-1 Certificates on each Distribution Date will have accrued during the Prior Period, except for (i) the Class A1-L, Class A7-L and Class A10-L Certificates which will accrue interest during the period from the 25th day of the month prior to each Distribution Date to the 24th day of the month of such Distribution Date and (ii) the Class P-L Certificates which will not be entitled to receive interest.
(2) The Class P-L Certificates will not have a Remittance Rate and will not be entitled to distributions of interest.
(3) The Remittance Rate on the Class X-L Certificates will be 8.000% per annum. The Class X-L Certificates will accrue interest on the Class X-L Notional Amount.

         As provided herein, with respect to the Mortgage Trust Fund, the Company will cause an election to be made on behalf of the Mortgage Trust Fund to be treated for federal income tax purposes as a REMIC. The Class A1-L, Class A3-L, Class A4-L, Class A5-L, Class A6-L, Class A7-L, Class A9-L, Class A10-L, Class A12-L, Class P-L, Class X-L, Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L, Class B6-L and R-L Certificates will be designated regular interests in the Mortgage Trust Fund and the Class R-1 Certificates will be designated the sole class of residual interest in the Mortgage Trust Fund, for purposes of the REMIC Provisions.

                                CERTIFICATE TRUST FUND


                                       INITIAL CLASS
               TYPE OF    REMITTANCE      PRINCIPAL          LAST SCHEDULED
DESIGNATION   INTEREST     RATE (1)        BALANCE         DISTRIBUTION DATE*

Class A-1     Regular        (2)       $4,800,000.00       December 25, 2026
Class A-2     Regular        (3)                0.00       December 25, 2026
Class A-3     Regular        7.250%    21,000,000.00       December 25, 2026
Class A-4     Regular        8.000%     6,550,287.00       December 25, 2026
Class A-5     Regular        8.000%    17,344,181.00       December 25, 2026
Class A-6     Regular        7.000%    35,469,082.00       December 25, 2026
Class A-7     Regular        (4)       17,734,541.00       December 25, 2026
Class A-8     Regular        (5)                0.00       December 25, 2026
Class A-9     Regular        7.500%    26,350,000.00       December 25, 2026
Class A-10    Regular        (6)       22,685,145.00       December 25, 2026
Class A-11    Regular        (7)                0.00       December 25, 2026
Class A-12    Regular        9.000%    12,291,667.00       December 25, 2026
Class P       Regular        (8)        1,172,035.09       December 25, 2026
Class X       Regular        8.000%(9)          0.00       December 25, 2026
Class B-1     Regular        8.000%     3,483,876.00       December 25, 2026
Class B-2     Regular        8.000%     2,177,422.00       December 25, 2026
Class B-3     Regular        8.000%     1,393,550.00       December 25, 2026
Class B-4     Regular        8.000%       522,581.00       December 25, 2026
Class B-5     Regular        8.000%       609,678.00       December 25, 2026
Class B-6     Regular        8.000%       609,681.97       December 25, 2026
Class R+      Residual       8.000%            50.00       December 25, 2026
_________________

* The Distribution Date in the month after the maturity date for the latest maturing Mortgage Loan in the Mortgage Pool.
+ The Class R Certificates are entitled to receive the applicable Residual Distribution Amount.
(1) Interest distributed to the Certificate Trust Certificates and Class R Certificates on each Distribution Date will have accrued during the Prior Period, except for (i) the Class A-1, Class A-2, Class A-7, Class A-8, Class A-10 and Class A-11 Certificates which will accrue interest during the period from the 25th day of the month prior to each Distribution Date to the 24th day of the month of such Distribution Date and (ii) the Class P Certificates which will not be entitled to receive interest.
(2) The initial Remittance Rate for the Class A-1 Certificates will be 5.975% per annum. Thereafter, the Class A-1 Certificates will accrue interest at a per annum rate equal to LIBOR plus 0.600%, subject to a minimum and maximum Remittance Rate of 0.600% and 9.000% per annum, respectively.
(3) The initial Remittance Rate for the Class A-2 Certificates will be 3.025% per annum. Thereafter, the Class A-2 Certificates will accrue interest at a per annum rate equal to 8.400% minus LIBOR, subject to a minimum and maximum Remittance Rate of 0.000% and 8.400% per annum, respectively. The Class A-2 Certificates will not be entitled to receive distributions of principal and will accrue interest on the Class A-2 Notional Amount, which will equal the Class A-1 Principal Balance at the time of determination.
(4) The initial Remittance Rate for the Class A-7 Certificates will be 5.875% per annum. Thereafter, the Class A-7 Certificates will accrue interest at a per annum rate equal to LIBOR plus 0.500%, subject to a minimum and maximum Remittance Rate of 0.500% and 8.500% per annum, respectively.
(5) The initial Remittance Rate for the Class A-8 Certificates will be 2.625% per annum. Thereafter, the Class A-8 Certificates will accrue interest at a per annum rate equal to 8.000% minus LIBOR, subject to a minimum and maximum Remittance Rate of 0.000% and 8.000% per annum, respectively. The Class A-8 Certificates will not be entitled to receive distributions of principal and will accrue interest on the Class A-8 Notional Amount, which will equal the Class A-7 Principal Balance at the time of determination.
(6) The initial Remittance Rate for the Class A-10 Certificates will be 5.775% per annum. Thereafter, the Class A-10 Certificates will accrue interest at a per annum rate equal to LIBOR plus 0.400%, subject to a minimum and maximum Remittance Rate of 0.400% and 9.000% per annum, respectively.
(7) The initial Remittance Rate for the Class A-11 Certificates will be 3.225% per annum. Thereafter, the Class A-11 Certificates will accrue interest at a per annum rate equal to 8.600% minus LIBOR, subject to a minimum and maximum Remittance Rate of 0.000% and 8.600% per annum, respectively. The Class A-11 Certificates will not be entitled to receive distributions of principal and will accrue interest on the Class A-11 Notional Amount, which will equal the Class A-10 Principal Balance at the time of determination.
(8) The Class P Certificates will not have a Remittance Rate and will not be entitled to distributions of interest.
(9) The Remittance Rate on the Class X Certificates will be 8.000% per annum. The Class X Certificates will accrue interest on the Class X Notional Amount. The Class X Notional Amount as of the Cut-Off Date will be approximately $8,792,643.00.

    As provided herein, with respect to the Certificate Trust Fund, the Company will cause an election to be made on behalf of the Certificate Trust Fund to be treated for federal income tax purposes as a REMIC. The Certificate Trust Certificates (other than the Class R Certificates) will be designated regular interests in the Certificate Trust Fund and the Class R Certificates will be designated the sole class of residual interests in the Certificate Trust Fund, for purposes of the REMIC Provisions. As of the Cut-Off Date, the Mortgage Loans have an aggregate Principal Balance of $174,193,827.06, the Mortgage Trust Certificates and the Class R-1 Certificates have an Aggregate Certificate Principal Balance of $174,193,827.06, and the Certificate Trust Certificates and the Class R Certificates have an Aggregate Certificate Principal Balance of $174,193,777.06.

                                     WITNESSETH:

    WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

    WHEREAS, the Company is the owner of the Mortgage Loans identified in the Mortgage Loan Schedule hereto having unpaid Principal Balances on the Cut-Off Date as stated therein;

    WHEREAS, the Company has been duly authorized to create a trust (the "Mortgage Trust") to (i) hold the Mortgage Trust Fund, consisting of the Mortgage Loans and certain other property and (ii) sell undivided beneficial ownership interests in such Mortgage Trust and to do so is selling the Mortgage Trust Certificates and Class R-1 Certificates issued hereunder as hereinafter provided;

    WHEREAS, the Company has been duly authorized to create a trust (the "Certificate Trust") to (i) hold the Certificate Trust Fund consisting of the Mortgage Trust Certificates and (ii) sell undivided beneficial ownership interests in such Certificate Trust and to do so is selling the Certificate Trust Certificates and Class R Certificates issued hereunder as hereinafter provided; and

    WHEREAS, the Trustee is a national banking association duly organized and existing under the laws of the United States and has full power and authority to enter into this Agreement.

    NOW, THEREFORE, in order to declare the terms and conditions upon which the Certificates are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Certificates, as follows:

                                      ARTICLE I

    Section 1.01.  DEFINITIONS.

    Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

    ADJUSTED SENIOR LIQUIDATION AMOUNT: The aggregate of, for each Mortgage
Loan which became a Liquidated Mortgage Loan during the Prior Period, the lesser of: (i) the Adjusted Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class P Fraction thereof with respect to any Class P Mortgage Loan), and (ii) the product of (x) the Adjusted Senior Prepayment Percentage, if the Adjusted Senior Prepayment Percentage is less than 100%, or if the Adjusted Senior Prepayment Percentage equals 100%, the percentage obtained by dividing the Adjusted Senior Percentage by the sum of the Adjusted Senior Percentage and the Class A-5 Percentage and (y) Liquidation Principal with respect to such Mortgage Loan.

    ADJUSTED SENIOR PERCENTAGE: With respect to any Distribution Date, the sum of the Class Principal Balances of the Senior Certificates (reduced by the Class P-L Principal Balance and Class A5-L Principal Balance) divided by the aggregate Class Principal Balance of all Classes of Mortgage Trust Certificates and the Class R-1 Certificates (reduced by the Class P-L Principal Balance), in each case, immediately prior to such Distribution Date.

    ADJUSTED SENIOR PREPAYMENT PERCENTAGE: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, 100%; (ii) on any other Distribution Date on which the Subordinate Percentage for such Distribution Date is less than the Subordinate Percentage as of the Cut-Off Date, the sum of the Adjusted Senior Percentage, the Subordinate Percentage and the applicable Stepdown Percentage of the Class A-5 Percentage, in each case as in effect for such Distribution Date; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, the sum of the Adjusted Senior Percentage, the Subordinate Percentage and the applicable Stepdown Percentage of the Class A-5 Percentage, in each case for such Distribution Date unless:

    (a) the mean aggregate Principal Balance of Mortgage Loans which are 60 or more days delinquent (including loans in foreclosure and property held by the Mortgage Trust Fund) for each of the immediately preceding six calendar months is less than or equal to 50% of the mean aggregate Class Principal Balance of the Class B Certificates, and

    (b) cumulative Realized Losses on the Mortgage Loans allocated to the Class B Certificates are less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, (4) for any

         Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date,

in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Adjusted Senior Percentage for such Distribution Date plus 70% of the sum of the Class A-5 Percentage and Subordinate Percentage for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Adjusted Senior Percentage of such Distribution Date plus 60% of the sum of the Class A-5 Percentage and Subordinate Percentage for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Adjusted Senior Percentage for such Distribution Date plus 40% of the sum of the Class A-5 Percentage and Subordinate Percentage for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Adjusted Senior Percentage for such Distribution Date plus 20% of the sum of the Class A-5 Percentage and Subordinate Percentage for such Distribution Date; and
(5) for any such Distribution Date thereafter, the Adjusted Senior Percentage for such Distribution Date. If on any Distribution Date the allocation to the Senior Certificates (other than the Class A5-L and Class P-L Certificates) of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of the Senior Certificates (other than the Class A5-L and Class P-L Certificates) below zero, the Adjusted Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class P-L Certificates will receive the Class P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class P Mortgage Loan.

    ADJUSTED SENIOR PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Adjusted Senior Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P-L Certificates pursuant to clause (I)(i) of the definition of "Mortgage Trust Certificate Distribution Amount"), (b) the Adjusted Senior Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P-L Certificates pursuant to clause (I)(i) of the definition of "Mortgage Trust Certificate Distribution Amount") and (c) the Adjusted Senior Liquidation Amount.

    AGGREGATE CERTIFICATE PRINCIPAL BALANCE: At any given time, (a) the sum of the then current Class Principal Balances of the Certificate Trust Certificates and Class R Certificates or (b) the sum of the then current Class Principal Balances of the Mortgage Trust Certificates and Class R-1 Certificates, as applicable.

    APPRAISED VALUE: The amount set forth in an appraisal made by or for the mortgage originator in connection with its origination of each Mortgage Loan.

    ASSIGNMENT OF PROPRIETARY LEASE: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

    AUTHENTICATING AGENT: Any authenticating agent appointed by the Trustee pursuant to Section 8.11.

    AUTHORIZED DENOMINATION: With respect to the Certificates (except the Residual, Class A-3, Class A3-L, Class A-2, Class A-8, Class A-11, Class X, Class X-L and Class R-L Certificates), an initial Certificate Principal Balance equal to $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of each Class of such Certificates may be issued in a different amount that is not a multiple of $1. With respect to each of the Residual Certificates, one Certificate with a Percentage Interest equal to 0.01% and one Certificate with a Percentage Interest equal to 99.99%. With respect to the Class A-3 and Class A3-L Certificates, an initial Certificate Principal Balance equal to $1,000 and integral multiples of $1 in excess thereof, except that one Certificate of such Class may be issued in a different amount that is not a multiple of $1. With respect to the Class A-2, Class A-8, Class A-11, Class X and Class X-L Certificates, a Class Notional Amount as of the Cut-Off Date equal to $100,000 and integral multiples of $1 in excess thereof, except that one Certificate of each Class may be issued in a different amount. With respect to the Class R-L Certificates, one Certificate with an initial Certificate Principal Balance equal to $50.

    BANKRUPTCY COVERAGE: The Bankruptcy Coverage Initial Amount less (a) any scheduled or permissible reduction in the amount of Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Certificates. Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency.

    BANKRUPTCY COVERAGE INITIAL AMOUNT: $50,000.

    BANKRUPTCY LOSS: A loss on a Mortgage Loan arising out of (i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of "Bankruptcy Loss," including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Mortgage Loan, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Mortgage Loan.

    BENEFICIAL HOLDER: A Person holding a beneficial interest in any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

    BOOK-ENTRY CERTIFICATES: The Class A Certificates that are Certificate
Trust Certificates (other than the Class A-2, Class A-8 and Class A-11 Certificates), beneficial ownership and transfers of which shall be made through book entries as described in Section 5.07.

    BUSINESS DAY: Any day other than a Saturday, a Sunday, or a day on which banking institutions in Chicago, Illinois or New York, New York are authorized or obligated by law or executive order to be closed.

    BUYDOWN AGREEMENT: An agreement between a Person and a Mortgagor pursuant to which such Person has provided a Buydown Fund.

    BUYDOWN FUND: A fund provided by the originator of a Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds may be (i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

    BUYDOWN FUND ACCOUNT: A separate account or accounts created and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (b) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

    BUYDOWN LOAN: A Mortgage Loan for which the Mortgage Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

    CERTIFICATE: Any one of the Mortgage Trust Certificates, the Class R-1 Certificates, the Certificate Trust Certificates or the Class R Certificates, issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibits A, B and C hereto. The additional matter appearing in Exhibit K shall be deemed incorporated into Exhibit A and the form of the Class R Certificates as though set forth at the end of Exhibit A and the appropriate portion of Exhibit B, as applicable, and the additional matter appearing in Exhibit H shall be deemed incorporated into Exhibit C and the form of the Class R-1 Certificates as though set forth at the end of Exhibit C and the appropriate portion of Exhibit B, as applicable.

    CERTIFICATE ACCOUNT: The separate trust account created and maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agency which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agency. Funds in the Certificate Account may be invested in Eligible Investments and reinvestment earnings thereon (net of investment losses and

Payoff Earnings applied to Compensating Interest) shall be paid to the Master Servicer as additional servicing compensation, in the same manner and subject to the same terms and conditions that apply to the Investment Account under this Agreement. Funds deposited in the Certificate Account (exclusive of the Master Servicing Fee) shall be held in trust for the Certificateholders and for the uses and purposes set forth in Section 3.04, Section 3.05 and Section 4.01.

    CERTIFICATE TRUST AVAILABLE DISTRIBUTION AMOUNT: With respect to any Distribution Date, the aggregate of all distributions with respect to the Mortgage Trust Certificates.

    CERTIFICATE TRUST CERTIFICATE DISTRIBUTION AMOUNT: For any Distribution Date, the Certificate Trust Available Distribution Amount shall be distributed to the Certificate Trust Certificates and Class R Certificates in the following amounts and priority:

          (i) (A) to each Class of Certificate Trust Certificates, other than the Class A-1, Class A-2, Class A-3, Class A-7, Class A-8, Class A-10 and Class A-11 Certificates, the amounts distributed to its Corresponding Class on such Distribution Date, (B) to the Class A-1 Certificates, the amount distributed to the Class A1-L Certificates as principal on such Distribution Date, (C) to the Class A-1 and Class A-2 Certificates, concurrently, the amount distributed as interest to the Class A1-L Certificates on such Distribution Date, as follows: (x) to the Class A-1 Certificates, an amount equal to the product of the Class A-1 Remittance Rate and the Class A-1 Principal Balance on such Distribution Date before allocating Realized Losses and giving effect to distributions of interest and principal, in each case for such Distribution Date and (y) to the Class A-2 Certificates, the product of the Class A-2 Remittance Rate and the Class A-2 Notional Amount, (D) to the Class A-7 Certificates, the amount distributed to the Class A7-L Certificates as principal on such Distribution Date, and (E) to the Class A-7 and the Class A-8 Certificates, concurrently, the amount distributed as interest to the Class A7-L Certificates on such Distribution Date, as follows: (x) to the Class A-7 Certificates, an amount equal to the product of the Class A-7 Remittance Rate and the Class A-7 Principal Balance on such Distribution Date before allocating Realized Losses and giving effect to distributions of interest and principal, in each case for such Distribution Date and (y) to the Class A-8 Certificates, an amount equal to the product of the Class A-8 Remittance Rate and the Class A-8 Notional Amount, (F) to the Class A-10 Certificates, the amount distributed to the Class A10-L Certificates as principal on such Distribution Date, (G) to the Class A-10 and the Class A-11 Certificates, concurrently, the amount distributed as interest to the Class A10-L Certificates on such Distribution Date, as follows: (x) to the Class A-10 Certificates, an amount equal to the product of the Class A-10 Remittance Rate and the Class A-10 Principal Balance on such Distribution Date before allocating Realized Losses and giving effect to distributions of interest and principal, in each case for such Distribution Date and (y) to the Class A-11 Certificates, an amount equal to the product of the Class A-11 Remittance Rate and the Class A-11 Notional Amount, and (H) to the Class A-3 Certificates, the amount distributed to the Class A3-L Certificates as principal on such Distribution Date, and (I) to the Class A-3 and the Class X Certificates, concurrently, the amount distributed as interest to the Class A3-L Certificates on such Distribution Date, as follows: (x) to the Class A-3 Certificates, an amount equal to the product of the Class A-3 Remittance Rate and the Class A-3 Principal Balance on such Distribution Date before allocating Realized Losses and giving effect to distributions of interest and principal, in each case for such Distribution Date and (y) to the Class X Certificates (in addition to any amounts described in clause (A) above), an amount equal to the product of the Class X

    Remittance Rate and the Class X-U Notional Amount, in each case, pursuant to the definition of "Mortgage Trust Certificate Distribution Amount"; and

         (ii) to the Class R Certificate, the sum of (a) the amounts distributed to its Corresponding Class on such Distribution Date, and (b) the applicable Residual Distribution Amount, if any.

    In each case where a distribution is required to be made concurrently to two Classes of Certificate Trust Certificates pursuant to the preceding sentence, if the portion of the Mortgage Trust Certificate Distribution Amount from which such distribution is required to be made is insufficient to make such distribution in full to both Classes of Certificate Trust Certificates, such distribution shall be allocated between the two Classes of Certificate Trust Certificates pro rata according to the respective amounts to which they are otherwise entitled from such distribution.

    CERTIFICATE TRUST CERTIFICATES: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class P, Class X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates issued pursuant to this Agreement.

    CERTIFICATE TRUST FUND: The Certificate Trust Fund created pursuant to
Section 2.04 of this Agreement. The Certificate Trust Fund consists of the Mortgage Trust Certificates to be held by the Trustee for the benefit of the Holders from time to time of the Certificate Trust Certificates and the Class R Certificates hereunder.

    CERTIFICATE PRINCIPAL BALANCE: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

    CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed, respectively, pursuant to Section 5.03.

    CERTIFICATEHOLDER OR HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained; provided, that the Trustee may conclusively rely upon an Officer"s Certificate to determine whether any Person is an affiliate of the Company or the Master Servicer.

    CLASS: All Mortgage Trust Certificates or the Class R-1 Certificates having the same priority and rights to payments on the Mortgage Loans from the Mortgage Trust Available Distribution Amount and all Certificate Trust Certificates or the Class R Certificates having the same priority and rights to payment from distributions on the Mortgage Trust Certificates, as applicable, which Certificates, as applicable, shall be designated as a separate Class, as set forth in the applicable forms of Certificates attached hereto as Exhibits A, B and C. Each Class of Mortgage Trust Certificates and the Class R-1 Certificates shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "Mortgage Trust Certificate Distribution Amount" only to the extent of the Mortgage Trust Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "Mortgage Trust Certificate Distribution Amount," and each Class of Certificate Trust Certificates and the Class R Certificates shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "Certificate Trust Certificate Distribution Amount" only to the extent of the Certificate Trust Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "Certificate Trust Certificate Distribution Amount."

    CLASS A CERTIFICATES: With respect to the Mortgage Trust Certificates, the Class A1-L, Class A3-L, Class A4-L, Class A5-L, Class A6-L, Class A7-L, Class A9-L, Class A10-L and Class A12-L Certificates, collectively, and with respect to the Certificate Trust Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11 and Class A-12 Certificates, collectively.

    CLASS A-1 CERTIFICATES: The Certificates designated as "Class A-1" on the face thereof in substantially the form attached hereto as Exhibit A-1.

    CLASS A-2 CERTIFICATES: The Certificates designated as "Class A-2" on the face thereof in substantially the form attached hereto as Exhibit A-2.

    CLASS A-2 NOTIONAL AMOUNT: With respect to any Distribution Date, the Class A1-L Principal Balance for such Distribution Date prior to giving effect to any distributions thereon or allocation of Realized Losses thereto on such Distribution Date.

    CLASS A-3 CERTIFICATES: The Certificates designated as "Class A-3" on the face thereof in substantially the form attached hereto as Exhibit A-3.

    CLASS A-4 CERTIFICATES: The Certificates designated as "Class A-4" on the face thereof in substantially the form attached hereto as Exhibit A-4.

    CLASS A-5 CERTIFICATES: The Certificates designated as "Class A-5" on the face thereof in substantially the form attached hereto as Exhibit A-5.

    CLASS A-5 LIQUIDATION AMOUNT: For any Distribution Date, an amount equal to the aggregate of, for each Mortgage Loan which became a Liquidated Mortgage Loan during the Prior Period, the lesser of (i) the Class A-5 Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class P Fraction thereof with respect to any Class P Mortgage Loan) and (ii) the product of (x) the Class A-5 Prepayment Percentage if the Class A-5 Prepayment Percentage is greater than 0%, or if the Class A-5 Prepayment Percentage equals 0%, the percentage obtained by dividing the Class A-5 Percentage by the sum of the Adjusted Senior Percentage and the Class A-5 Percentage and (y) Liquidation Principal with respect to such Mortgage Loan.

    CLASS A-5 PERCENTAGE: With respect to any Distribution Date, the
Class Principal Balance of the Class A5-L Certificates divided by the aggregate Class Principal Balance of all Classes of Mortgage Trust Certificates and Class R-1 Certificates (reduced by the Class P-L Principal Balance), in each case, immediately prior to such Distribution Date.

    CLASS A-5 PREPAYMENT PERCENTAGE: With respect to any Distribution Date occurring before the Class A-5 Trigger Date, the product of (i) a fraction, expressed as a percentage, the numerator of which is the Class Principal Balance of the Class A5-L Certificates and the denominator of which is the aggregate of the Class Principal Balances of the Class A5-L Certificates and the Class B Certificates, in each case immediately prior to such Distribution Date, and (ii) the Combined Prepayment Percentage; PROVIDED, HOWEVER, on any such Distribution Date if the loss and delinquency tests set forth in the definition "Adjusted Senior Prepayment Percentage" for such Distribution Date are not satisfied or the Subordinate Percentage for such Distribution Date is less than the Subordinate Percentage as of the Cut-Off Date, the Class A-5 Prepayment Percentage will equal the Combined Prepayment Percentage for such Distribution Date. With respect to any Distribution Date occurring on or after the Class A-5 Trigger Date, (i) on any Distribution Date prior to the Distribution Date occurring in December 2005 on which the Subordinate Percentage is equal to or greater than twice the initial Subordinate Percentage before giving effect to distributions on such Distribution Date, and the loss and delinquency tests set forth in the definition "Adjusted Senior Prepayment Percentage" for such Distribution Date are satisfied, (A) which also occurs prior to the Distribution Date occurring in December 1999, the Class A-5 Prepayment Percentage will equal the sum of the Class A-5 Percentage and 50% of the Subordinate Percentage, in each case as in effect on such Distribution Date, or (B) which also occurs on or following the Distribution Date occurring in December 1999, the Class A-5 Prepayment Percentage will equal the Class A-5 Percentage in effect on such Distribution Date and (ii) on any Distribution Date (A) occurring prior to the Distribution Date in December 2005 on which the Subordinate Percentage is less than twice the initial Subordinate Percentage before giving effect to distributions on such Distribution Date or the loss and delinquency tests set forth in the definition "Adjusted Senior Prepayment Percentage" for such Distribution Date are not satisfied, or (B) occurring on or after the Distribution Date in December 2005 on which the Subordinate Percentage is less than the initial Subordinate Percentage or the loss and delinquency tests set forth in the definition "Adjusted Senior Prepayment Percentage" for such Distribution Date are not satisfied, the Class A-5 Prepayment Percentage will equal 100% (reduced on the Class A-5 Trigger Date by the Adjusted Senior Prepayment Percentage). On any such Distribution Date on or after the Distribution Date occurring in December 2005 on which the Subordinate Percentage is greater than or equal to the initial Subordinate Percentage and the loss and delinquency tests set forth in the definition "Adjusted Senior Prepayment Percentage" for such Distribution Date are satisfied, the Class A-5 Prepayment Percentage will equal the Class A-5 Percentage in effect on such Distribution Date. Notwithstanding the foregoing, the calculation of the Class A-5 Prepayment Percentage on the Class A-5 Trigger Date will be adjusted (except when the Class A-5 Prepayment Percentage is calculated pursuant to clause (ii) above) by multiplying the amount calculated in the foregoing sentence as the Class A-5 Prepayment Percentage for such date by a fraction, the numerator of which is the Combined Prepayment Percentage and the denominator of which is the sum of the Class A-5 Percentage and the Subordinate Percentage, in each case in effect on such date.

    CLASS A-5 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (i) the Class A-5 Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P-L Certificates pursuant to clause (I)(i) of the definition of "Mortgage Trust Certificate Distribution Amount,"), (ii) the Class A-5 Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P-L Certificates pursuant to clause (I)(i) of the definition of "Mortgage Trust Certificate Distribution Amount"), and (iii) the Class A-5 Liquidation Amount.

    CLASS A-5 TRIGGER DATE: The Distribution Date on which the Senior Certificates (other than the Class A5-L, Class P-L and Class X-L Certificates) are reduced to zero.

    CLASS A-6 CERTIFICATES: The Certificates designated as "Class A-6" on the face thereof in substantially the form attached hereto as Exhibit A-6.

    CLASS A-7 CERTIFICATES: The Certificates designated as "Class A-7" on the face thereof in substantially the form attached hereto as Exhibit A-7.

    CLASS A-8 CERTIFICATES: The Certificates designated as "Class A-8" on the face thereof in substantially the form attached hereto as Exhibit A-8.

    CLASS A-8 NOTIONAL AMOUNT: With respect to any Distribution Date, the Class A7-L Principal Balance for such Distribution Date prior to giving effect to any distributions thereon or allocation of Realized Losses thereto on such Distribution Date.

    CLASS A-9 CERTIFICATES: The Certificates designated as "Class A-9" on the face thereof in substantially the form attached hereto as Exhibit A-9.

    CLASS A-10 CERTIFICATES: The Certificates designated as "Class A-10" on the face thereof in substantially the form attached hereto as Exhibit A-10.

    CLASS A-11 CERTIFICATES: The Certificates designated as "Class A-11" on the face thereof in substantially the form attached hereto as Exhibit A-11.

    CLASS A-11 NOTIONAL AMOUNT: With respect to any Distribution Date, the Class A10-L Principal Balance for such Distribution Date prior to giving effect to any distributions thereon or allocation of Realized Losses thereto on such Distribution Date.

    CLASS A-12 CERTIFICATES: The Certificates designated as "Class A-12" on the face thereof in substantially the form attached hereto as Exhibit A-12.

    CLASS A1-L CERTIFICATES: The Certificates designated as "Class A1-L" on the face thereof in substantially the form attached hereto as Exhibit C-1.

    CLASS A3-L CERTIFICATES: The Certificates designated as "Class A3-L" on the face thereof in substantially the form attached hereto as Exhibit C-2.

    CLASS A4-L CERTIFICATES: The Certificates designated as "Class A4-L" on the face thereof in substantially the form attached hereto as Exhibit C-3.

    CLASS A5-L CERTIFICATES: The Certificates designated as "Class A5-L" on the face thereof in substantially the form attached hereto as Exhibit C-4.

    CLASS A6-L CERTIFICATES: The Certificates designated as "Class A6-L" on the face thereof in substantially the form attached hereto as Exhibit C-5.

    CLASS A7-L CERTIFICATES: The Certificates designated as "Class A7-L" on the face thereof in substantially the form attached hereto as Exhibit C-6.

    CLASS A9-L CERTIFICATES: The Certificates designated as "Class A9-L" on the face thereof in substantially the form attached hereto as Exhibit C-7.

    CLASS A10-L CERTIFICATES: The Certificates designated as "Class A10-L" on the face thereof in substantially the form attached hereto as Exhibit C-8.

    CLASS A12-L CERTIFICATES: The Certificates designated as "Class A12-L" on the face thereof in substantially the form attached hereto as Exhibit C-9.

    CLASS B CERTIFICATES: The Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L and Class B6-L Certificates, collectively.

    CLASS B-1 CERTIFICATES: The Certificates designated as "Class B-1" on the face thereof in substantially the form attached hereto as Exhibit A-15.

    CLASS B-2 CERTIFICATES: The Certificates designated as "Class B-2" on the face thereof in substantially the form attached hereto as Exhibit A-16.

    CLASS B-3 CERTIFICATES: The Certificates designated as "Class B-3" on the face thereof in substantially the form attached hereto as Exhibit A-17.

    CLASS B-4 CERTIFICATES: The Certificates designated as "Class B-4" on the face thereof in substantially the form attached hereto as Exhibit A-18.

    CLASS B-5 CERTIFICATES: The Certificates designated as "Class B-5" on the face thereof in substantially the form attached hereto as Exhibit A-19.

    CLASS B-6 CERTIFICATES: The Certificates designated as "Class B-6" on the face thereof in substantially the form attached hereto as Exhibit A-20.

    CLASS B1-L CERTIFICATES: The Certificates designated as "Class B1-L" on the face thereof in substantially the form attached hereto as Exhibit C-12.

    CLASS B2-L CERTIFICATES: The Certificates designated as "Class B2-L" on the face thereof in substantially the form attached hereto as Exhibit C-13.

    CLASS B3-L CERTIFICATES: The Certificates designated as "Class B3-L" on the face thereof in substantially the form attached hereto as Exhibit C-14.

    CLASS B4-L CERTIFICATES: The Certificates designated as "Class B4-L" on the face thereof in substantially the form attached hereto as Exhibit C-15.

    CLASS B5-L CERTIFICATES: The Certificates designated as "Class B5-L" on the face thereof in substantially the form attached hereto as Exhibit C-16.

    CLASS B6-L CERTIFICATES: The Certificates designated as "Class B6-L" on the face thereof in substantially the form attached hereto as Exhibit C-17.

    CLASS NOTIONAL AMOUNT: With respect to the Class X and Class X-L Certificates, the Class X Notional Amount; with respect to the Class A-2 Certificates, the Class A-2 Notional Amount; with respect to the Class A-8 Certificates, the Class A-8 Notional Amount; and, with respect to the Class A-11 Certificates, the Class A-11 Notional Amount, as applicable.

    CLASS P CERTIFICATES: The Certificates designated as "Class P" on the face thereof in substantially the form attached hereto as Exhibit A-13.

    CLASS P-L CERTIFICATES: The Certificates designated as "Class P-L" on the face thereof in substantially the form attached hereto as Exhibit C-10.

    CLASS P FRACTION: For each Class P Mortgage Loan, a fraction, the numerator of which is 8.000% less the Pass-Through Rate on such Class P Mortgage Loan and the denominator of which is 8.000%.

    CLASS P MORTGAGE LOAN: Any Mortgage Loan with a Pass-Through Rate of less than 8.000% per annum.

    CLASS PRINCIPAL BALANCE: For any Class of Certificates, the applicable Initial Class Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Class in payments of principal due to be passed through to Certificateholders from principal payments on the Mortgage Loans or Mortgage Trust Certificates, as applicable, as reduced from time to time by (x) distributions of principal to Certificateholders of such Class and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Realized Loss" with respect to a given Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates pursuant to the definition of "Realized Loss" shall be deemed effective prior to the determination and distribution of principal on such Class pursuant to the definition of "Mortgage Trust Certificate Distribution Amount" or "Certificate Trust Certificate Distribution Amount," as applicable. Notwithstanding the foregoing, any amounts distributed in respect of losses pursuant to paragraphs (I)(v) or (I)(vi) of the definition of "Mortgage Trust Certificate Distribution Amount" shall not cause a further reduction in the Class Principal Balance of the Class P-L or Class P Certificates. The Class Principal Balance for the Class A-1 Certificates shall be referred to as the "Class A-1 Principal Balance," the Class Principal Balance for the Class A-2 Certificates shall be referred to as the "Class A-2 Principal Balance" and so on. The Class A-2, Class A-8, Class A-11, Class X and Class X-L Principal Balances shall be zero.

    CLASS R CERTIFICATES: The Certificates designated as "Class R" on the face thereof in substantially the form attached hereto as Exhibit B-2, which have been designated as the single class of "residual interest" in the Certificate Trust Fund pursuant to Section 2.05.

    CLASS R-L CERTIFICATES: The Certificates designated as "Class R-L" on the face thereof in substantially the form attached hereto as Exhibit C-18.

    CLASS R-1 CERTIFICATES: The Certificates designated as "Class R-1" on the face thereof in substantially the form attached hereto as Exhibit B-1, which have been designated as the single class of "residual interest" in the Mortgage Trust Fund pursuant to Section 2.01.

    CLASS X CERTIFICATES: The Certificates designated as "Class X" on the face thereof in substantially the form attached hereto as Exhibit A-14.

    CLASS X-L CERTIFICATES: The Certificates designated as "Class X-L" on the face thereof in substantially the form attached hereto as Exhibit C-11.

    CLASS X NOTIONAL AMOUNT: With respect to the Class X Certificates, the sum of the Class X-L Notional Amount and the Class X-U Notional Amount; and with respect to the Class X-L Certificates, the Class X-L Notional Amount.

    CLASS X-L NOTIONAL AMOUNT: For any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 8.000%.

    CLASS X-U NOTIONAL AMOUNT: For any Distribution Date, the product of (x) the Class A3-L Principal Balance and (y) a fraction, the numerator of which is equal to 0.750% and the denominator of which is 8.000%.

    CLEARING AGENCY: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

    CLOSING DATE: November 26, 1996, which is the date of settlement of the sale of the Certificates to the original purchasers thereof.

    CODE: The Internal Revenue Code of 1986, as amended.

    COMBINED PREPAYMENT PERCENTAGE: As of any Distribution Date, the excess of 100% over the Adjusted Senior Prepayment Percentage for such Distribution Date.

    COMPANY: PNC Mortgage Securities Corp., a Delaware corporation, or its successor-in-interest.

    COMPENSATING INTEREST: For any Distribution Date, the lesser of (i) the sum of (a) the aggregate Master Servicing Fee, (b) Payoff Earnings and (c) aggregate Payoff Interest and (ii) aggregate Uncollected Interest.

    COOPERATIVE: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

    COOPERATIVE APARTMENT: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

    COOPERATIVE LEASE: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

    COOPERATIVE LOANS: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Mortgage Trust Fund.

    COOPERATIVE STOCK: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

    COOPERATIVE STOCK CERTIFICATE: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

    CORPORATE TRUST OFFICE: The corporate trust office of the Trustee in the State of Minnesota, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 180 East 5th Street, SPFT0210, St. Paul, MN 55101, Attention: Structured Finance.

    CORRESPONDING CLASS: With respect to each of the Class A-1, Class A-3,
Class A-4, Class A-5, Class A-6, Class A-7, Class A-9, Class A-10, Class A-12, Class P, Class X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5,
Class B-6 and Class R Certificates: the Class A1-L, Class A3-L, Class A4-L, Class A5-L, Class A6-L, Class A7-L, Class A9-L, Class A10-L, Class A12-L Class P-L, Class X-L, Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L, Class B6-L and Class R-L Certificates, respectively. With respect to each of the Class A1-L, Class A3-L, Class A4-L, Class A5-L, Class A6-L, Class A7-L, Class A9-L, Class A10-L, Class A12-L, Class P-L, Class X-L, Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L, Class B6-L and Class R-L Certificates: the Class A-1, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-9, Class A-10, Class A-12, Class P, Class X, Class B-1, Class B-2, Class B-3,
Class B-4, Class B-5, Class B-6 and Class R Certificates, respectively.

    CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the aggregate Class Principal Balance of the Class B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

    CURTAILMENT: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding Principal Balance of the Mortgage Loan.

    CURTAILMENT SHORTFALL: With respect to any Curtailment applied with a Monthly Payment other than a Prepaid Monthly Payment, an amount equal to one month"s interest on such Curtailment at the applicable Pass-Through Rate on such Mortgage Loan.

    CUSTODIAL ACCOUNT FOR P&I: The Custodial Account for Principal and Interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Any amount that is at any time not so protected or insured shall promptly be withdrawn from such Custodial Account for P&I and be remitted to the Investment Account.

    CUSTODIAL ACCOUNT FOR RESERVES: The Custodial Account for Reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution.

    CUSTODIAL AGREEMENT: The agreement, if any, among the Master Servicer, the Trustee and a Custodian providing for the safekeeping of the Mortgage Files on behalf of the Certificateholders.

    CUSTODIAN: A custodian which is not an affiliate of the Master Servicer or the Company and which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee at no additional charge to the Master Servicer. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

    CUT-OFF DATE: November 1, 1996.

    DCR: Duff & Phelps Credit Rating Co., provided that at any time it be a Rating Agency.

    DEFINITIVE CERTIFICATES: As defined in Section 5.07.

    DEPOSITARY AGREEMENT: The Letter of Representations, dated November 26, 1996 by and among DTC, the Company and the Trustee.

    DESTROYED MORTGAGE NOTE: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

    DETERMINATION DATE: A day not later than the 10th day preceding a related Distribution Date.

    DISQUALIFIED ORGANIZATION: As defined in Section 5.01(b).

    DISTRIBUTION DATE: With respect to distributions on the Certificate Trust Certificates, the Mortgage Trust Certificates or the Residual Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being December 26, 1996.

    DTC: The Depository Trust Company.

    DTC PARTICIPANT: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

    DUE DATE: The first day of each calendar month, which is the day on which the Monthly Payment for each Mortgage Loan is due.

    ELIGIBLE INSTITUTION: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agency,
(ii) with respect to any Custodial Account for P&I and special Custodial Account for Reserves, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agency, (iii) with respect to any Buydown Fund Account or Custodial Account which also serves as a Buydown Fund Account, the highest unsecured long-term debt rating by the Rating Agency, or (iv) the approval of the Rating Agency. Such institution may be the Servicer if the applicable Selling and Servicing Contract requires the Servicer to provide the Master Servicer with written notice on the Business Day following the date on which the Servicer determines that such Servicer"s short-term debt and unsecured long-term debt ratings fail to meet the requirements of the prior sentence.

    ELIGIBLE INVESTMENTS: Any one or more of the obligations or securities listed below in which funds deposited in the Reserve Fund, if any, the Investment Account, the Certificate Account, the Custodial Account for P&I and the Custodial Account for Reserves may be invested:

         (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

         (ii) Repurchase agreements on obligations described in clause (i) of this definition of "Eligible Investments," provided that the unsecured obligations of the party agreeing to repurchase such obligations have at the time the highest short term debt rating of the Rating Agency and provided that such repurchaser"s unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agency;

         (iii) Federal funds, certificates of deposit, time deposits and bankers" acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state, provided that the debt obligations of such bank or trust company at the date of acquisition thereof have the highest short term debt rating of the Rating Agency and unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agency;

         (iv) Obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia, provided that such obligations at the date of acquisition thereof shall have the highest long-term debt ratings available for such securities from the Rating Agency;

         (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof, which on the date of acquisition has the highest commercial paper rating of the Rating Agency;

         (vi) Securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States or any state thereof and have the highest long-term unsecured rating available for such securities from the Rating Agency; provided, however, that securities issued by any such corporation will not be investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Investment Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Investment Account and the Certificate Account;

         (vii) Units of taxable money market funds, which funds have a Aaa rating from Moody"s and the highest rating available for such securities from DCR or which have been designated in writing by each such Rating Agency as Eligible Investments; and

         (viii) Such other instruments as shall not affect the Ratings.

    In no event shall an instrument be an Eligible Investment if such instrument (a) evidences a right to receive only interest payments with respect to the obligations underlying such instrument or (b) has been purchased at a price greater than the outstanding principal balance of such instrument.

    ERISA: The Employee Retirement Income Security Act of 1974, as amended.

    EVENT OF DEFAULT: Any event of default as specified in Section 7.01.

    EXCESS LIQUIDATION PROCEEDS: With respect to any Distribution Date, the excess, if any, of aggregate Liquidation Proceeds in the preceding month over the amount that would have been received if a Payoff had been made on the last day of such month with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during such month.

    FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

    FHA: Federal Housing Administration, or any successor thereto.

    FHLB: Federal Home Loan Bank of San Francisco, or any successor thereto.

    FHLMC: Federal Home Loan Mortgage Corporation, or any successor thereto.

    FINAL MATURITY DATE: December 25, 2026.

    FNMA: Federal National Mortgage Association, or any successor thereto.

    FRAUD COVERAGE: During the period prior to the first anniversary of the Cut-Off Date, the Fraud Coverage Initial Amount reduced by Fraud Losses allocated to the Certificates; during the period from the first anniversary of the Cut-Off Date to (but not including) the fifth anniversary of the Cut-Off Date, the amount of the Fraud Coverage on the most recent previous anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this definition) reduced by Fraud Losses allocated to the Certificates since such anniversary; and during the period on and after the fifth anniversary of the Cut-Off Date, Fraud Coverage will be zero. On each anniversary of the Cut-Off Date, Fraud Coverage shall be reduced to the lesser of (i) on the first, second, third, and fourth anniversaries of the Cut-Off Date, 1.0% of the aggregate principal balance of the Mortgage Loans as of the Due Date in the preceding month and (ii) the excess of the Fraud Coverage Initial Amount over cumulative Fraud Losses allocated to the Certificates to date. Fraud Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency.

    FRAUD COVERAGE INITIAL AMOUNT: $3,483,868.

    FRAUD LOSS: The occurrence of a loss on a Mortgage Loan arising from any action, event or state of facts with respect to such Mortgage Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Mortgage Loan, Lender, a Servicer or the Master Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by a Primary Insurance Policy.

    INDIRECT DTC PARTICIPANTS: Entities such as banks, brokers, dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

    INSURANCE PROCEEDS: Amounts paid or payable by the insurer under any Primary Insurance Policy or any other insurance policy (including any replacement policy permitted under this Agreement) covering any Mortgage Loan or Mortgaged Property, including, without limitation, any hazard insurance policy required pursuant to Section 3.07, any title insurance policy required pursuant to Section 2.03, and any FHA insurance policy or VA guaranty.

    INTEREST DISTRIBUTION AMOUNT: On any Distribution Date, for any Class of Mortgage Trust Certificates or the Class R-1 Certificates, the amount of interest accrued on the respective Class Principal Balance or, with respect to the Class X-L Certificates, the Class X-L Notional Amount, at 1/12th of the related Remittance Rate: with respect to (i) the Class A1-L, Class A7-L and Class A10-L Certificates, during the monthly period from the 25th day of the month preceding such Distribution Date through the 24th day of the month of such Distribution Date and (ii) any Class of Mortgage Trust Certificates or the Class R-1 Certificates (other than the Class A1-L, Class A7-L and Class A10-L Certificates), during the Prior Period, in each case before giving effect to allocations of Realized Losses for the Prior Period or distributions to be made on such

Distribution Date, reduced by Uncompensated Interest Shortfall and the interest portion of Realized Losses allocated to such Class pursuant to the definitions of "Uncompensated Interest Shortfall" and "Realized Loss," respectively. The Interest Distribution Amount for the Class P Certificates on any Distribution Date shall equal zero.

    INVESTMENT ACCOUNT: The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificate Trust Certificates) maintained by the Master Servicer in the trust department of the Investment Depository pursuant to Section 3.03 and which bears a designation acceptable to the Rating Agency.

    INVESTMENT DEPOSITORY: Chemical Bank, New York, New York or another bank or trust company designated from time to time by the Master Servicer. The Investment Depository shall at all times be an Eligible Institution.

    JUNIOR SUBORDINATE CERTIFICATES: The Class B-4, Class B-5 and Class B-6 Certificates, collectively.

    LENDER: An institution from which the Company purchased any Mortgage Loan pursuant to a Selling and Servicing Contract.

    LIBOR: With respect to each Distribution Date, the London Interbank Offered Rate for one-month United States dollar-denominated deposits determined by the Master Servicer on the basis of quotations as of approximately 11:00 a.m. (London time) appearing on the Telerate Page 3750 (as defined in the International Swap Dealers Association Inc. Code of 1987 Interest Rate and Currency Exchange Definitions) of the Reference Banks, as follows:

         (A) in the event that fewer than two Reference Banks provide such quotations, the higher of

               (i) LIBOR as determined on the immediately preceding LIBOR Determination Date (or, in the case of the first LIBOR Determination Date, 5.375%) and

              (ii) the Reserve Rate. The "Reserve Rate" will be the rate per annum (rounded upward, if necessary, to the nearest multiple of 1/16th of 1%) that the Master Servicer determines to be either

                (x) the arithmetic mean of the offered quotations that the leading banks in New York City selected by the Master Servicer in its sole discretion are then quoting on the relevant LIBOR Determination Date for one-month United States dollar deposits to the principal London office of each of the Reference Banks or those of them (being at least two in number) to which such offered quotations are, in the opinion of the Master Servicer, being so made, or

                (y) in the event that the Master Servicer can determine no such arithmetic mean, the arithmetic mean of the offered quotations that the leading banks in New York City selected by the Master Servicer in its sole discretion are quoting on such LIBOR Determination Date to leading European banks for one-month United States dollar deposits, provided, however, that if the banks selected by the Master Servicer are not then so quoting, LIBOR shall be as determined on the immediately preceding LIBOR Determination Date (or, in the case of the first LIBOR Determination Date, 5.375%, as specified above);

         (B) otherwise, the arithmetic mean (rounded upward, if necessary, to the nearest multiple of 1/16th of 1%) of the offered quotations of the Reference Banks on the applicable LIBOR Determination Date the establishment of which, in each case, shall be final and binding upon the Certificateholders in the absence of manifest error.

    LIBOR DETERMINATION DATE: With respect to interest paid on any Distribution Date, other than the first Distribution Date, the second day on which banks in London and New York City are open for the transaction of international business prior to the 25th day of the month preceding the Distribution Date.

    LIQUIDATED MORTGAGE LOAN: A Mortgage Loan as to which the Master Servicer or the applicable Servicer has determined in accordance with its customary servicing practices that all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise have been recovered. For purposes of this definition, acquisition of a Mortgaged Property by the Trust Fund shall not constitute final liquidation of the related Mortgage Loan.

    LIQUIDATION PRINCIPAL: The principal portion of Liquidation Proceeds received (exclusive of the portion thereof attributable to distributions to the Class P-L Certificates pursuant to clause (I)(i) of the definition of "Mortgage Trust Certificate Distribution Amount" herein) with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the Prior Period.

    LIQUIDATION PROCEEDS: Amounts after deduction of amounts reimbursable under
Section 3.05(a)(i) and (ii) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise, other than Insurance Proceeds.

    LOAN-TO-VALUE RATIO: The original principal amount of a Mortgage Loan divided by the Original Value; however, references to "current Loan-to-Value Ratio" shall mean the then current Principal Balance of a Mortgage Loan divided by the Original Value.

    MASTER SERVICER: The Company, or any successor Master Servicer appointed as provided pursuant to Section 7.02, acting to service and administer the Mortgage Loans pursuant to Section 3.01.

    MASTER SERVICING FEE: The fee charged by the Master Servicer for supervising the mortgage servicing and advancing certain expenses, equal to a per annum rate set forth for each Mortgage Loan in Exhibit D on the outstanding Principal Balance of such Mortgage Loan, payable monthly from the Certificate Account.

    MONTHLY P&I ADVANCE: An advance of funds by the Master Servicer pursuant to
Section 4.03 or a Servicer pursuant to its Selling and Servicing Contract to cover delinquent principal and interest installments.

    MONTHLY PAYMENT: The scheduled payment of principal and interest on a Mortgage Loan (including any amounts due from a Buydown Fund, if any) which is due on the related Due Date for such Mortgage Loan.

    MOODY"S: Moody"s Investors Service, provided that at any time it be a Rating Agency.

    MORTGAGE: The mortgage, deed of trust or other instrument securing a Mortgage Note.

    MORTGAGE FILE: The following documents or instruments with respect to each Mortgage Loan transferred and assigned pursuant to Section 2.01, (X) with respect to each Mortgage Loan that is not a Cooperative Loan:

         (i) The original Mortgage Note endorsed to "First Bank National Association, as Custodian/Trustee, without recourse" or to "First Bank National Association, as trustee for the benefit of the Holders from time to time of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-3, without recourse" and all intervening endorsements evidencing a complete chain of endorsements from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; in the event the Mortgage Notes or the assignments referred to in Section
    (iii)(2) of this definition of "Mortgage File" are endorsed in blank as of the Closing Date, the Company shall, within 45 days of the Closing Date, cause such Mortgage Notes or assignments to be endorsed or executed pursuant to the terms set forth herein;

         (ii) The Buydown Agreement, if applicable;

         (iii) A Mortgage that is either

              (1) the original recorded Mortgage with recording information thereon for the jurisdiction in which the Mortgaged Property is located, together with a Mortgage assignment thereof in recordable form to "First Bank National Association, as Custodian/Trustee" or to "First Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-3" and all intervening assignments evidencing a complete chain of assignment, from the originator to the name holder or the payee endorsing the related Mortgage Note; or

              (2) a copy of the Mortgage which represents a true and correct reproduction of the original Mortgage and which has either been certified (i) on the face thereof by the public recording office in the appropriate jurisdiction in which the Mortgaged Property is located, or (ii) by the originator or Lender as a true and correct copy the original of which has been sent for recordation and an original Mortgage assignment thereof duly executed and acknowledged in recordable form to "First Bank National Association, as Custodian/Trustee" or to "First Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-3" and all intervening assignments evidencing a complete chain of assignment from the originator to the name holder or the payee endorsing the related Mortgage Note;

         (iv) A copy of (a) the title insurance policy, or (b) in lieu thereof, a title insurance binder, a copy of an attorney"s title opinion, certificate or other evidence of title acceptable to the Company;

         (v) For any Mortgage Loan for which a Primary Insurance Policy is in effect as of the Cut-Off Date, as shown on the Mortgage Loan Schedule, and except for those Mortgage Loans identified in Exhibit N hereto, an original commitment for, or certificate of, primary insurance issued by the applicable insurer; and

         (vi) For any Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

and (Y) with respect to each Cooperative Loan:

         (i) the original Mortgage Note endorsed to "First Bank National Association, as Custodian/Trustee" or to "First Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-3" and all intervening endorsements evidencing a complete chain of endorsements, from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

         (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

         (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

         (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

         (v) The Security Agreement;

         (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

         (ix) An executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans; and

         (x) For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

    MORTGAGE INTEREST RATE: For any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

    MORTGAGE LOAN SCHEDULE: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit D, which shall set forth as to each Mortgage Loan the following, among other things:

            (i) its loan number,

           (ii) the address of the Mortgaged Property,

          (iii) the name of the Mortgagor,

           (iv) the Original Value of the property subject to the Mortgage,

            (v) the Principal Balance as of the Cut-Off Date,

           (vi) the Mortgage Interest Rate borne by the Mortgage Note,

          (vii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date,

         (viii) the maturity of the Mortgage Note, and

           (ix) the Servicing Fee and Master Servicing Fee.

    MORTGAGE LOANS: With respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, and, with respect to each Mortgage Loan other than a Cooperative Loan, the Mortgages and the related Mortgage Notes, each transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as part of the Mortgage Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

    MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

    MORTGAGE POOL: All of the Mortgage Loans.

    MORTGAGE TRUST AVAILABLE DISTRIBUTION AMOUNT: On any Distribution Date, the sum of the following amounts:

         (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to the Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed (including Monthly P&I Advances made by Servicers, proceeds of Liquidated Mortgage Loans and scheduled amounts of distributions from Buydown Funds respecting Buydown Loans, if any), except:

                   (a) all scheduled payments of principal and interest
              collected but due on a date subsequent to the related Due Date;

                   (b) all Curtailments received after the Prior Period
              (together with any interest payment received with such prepayments to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period);

                   (c) all Payoffs received on or after the 15th day of the
              month of any such Determination Date (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period), and interest accrued during the period from the 1st to the 14th day of the month of such Determination Date and received with Payoffs received during such period, which interest shall not be included in the calculation of the Mortgage Trust Available Distribution Amount for any Distribution Date;

                   (d) Insurance Proceeds and Liquidation Proceeds received
              after the Prior Period;

                   (e) all amounts in the Certificate Account which are due and reimbursable to a Servicer or the Master Servicer pursuant to the terms of this Agreement;

                   (f) the sum of the Master Servicing Fee and the Servicing
              Fee for each Mortgage Loan; and

                   (g) Excess Liquidation Proceeds;

         (2) the sum, to the extent not previously distributed, of the following amounts, to the extent advanced or received, as applicable, by the Master Servicer by the Distribution Date:

                   (a) any Monthly P&I Advance made by the Master Servicer to the Trustee with respect to such Distribution Date; and

                   (b) Compensating Interest; and

         (3) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee, in respect of a Purchase Obligation under Section 2.02 and Section 2.03.

    MORTGAGE TRUST CERTIFICATE DISTRIBUTION AMOUNT: (I) For any Distribution Date prior to the Credit Support Depletion Date, the Mortgage Trust Available Distribution Amount shall be distributed to the Mortgage Trust Certificates and the Class R-1 Certificates in the following amounts and priority and to the extent of the Mortgage Trust Available Distribution Amount:

         (i) First, to the Class P-L Certificates, the aggregate for all Class P Mortgage Loans of the product for each Class P Mortgage Loan of the applicable Class P Fraction and the sum of (x) scheduled payments of principal on such Class P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the Purchase Price pursuant to a Purchase Obligation and (4) Liquidation Proceeds and (z) the principal portion received in respect of such Class P Mortgage Loan during the Payoff Period of Payoffs;

         (ii) Second, to the Senior Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

         (iii) Third, to the Senior Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

         (iv) Fourth,

              (a) to the Senior Certificates (other than the Class A5-L, Class P-L and Class X-L Certificates), the Adjusted Senior Principal Distribution Amount as follows:

                   (1) first, to the Class R-L Certificates and the Class R-1
              Certificates until the Class R-L Principal Balance and Class R-1 Principal Balance have each been reduced to zero;

                   (2) second, concurrently:

                   (A) 66.6666663873% of the Adjusted Senior Principal
              Distribution Amount, sequentially as follows:

                        (I) 66.6666666667% and 33.3333333333% of such amount
                   concurrently to the Class A6-L and Class A7-L Certificates, respectively, until the Class Principal Balances of the Class A6-L and Class A7-L Certificates have been reduced to zero; and

                        (II) to the Class A9-L Certificates, until the Class
                   Principal Balance of the Class A9-L Certificates has been reduced to zero; and

                   (B) 4.0224440647% of the Adjusted Senior Principal
              Distribution Amount to the Class A1-L Certificates until the Class Principal Balance of the Class A1-L Certificates has been reduced to zero;

                   (C) 29.3108895480% of the Adjusted Senior Principal
              Distribution Amount sequentially as follows:

                        (I) to the Class A10-L Certificates, until the Class
                   Principal Balance of the Class A10-L Certificates has been reduced to zero; and

                        (II) to the Class A12-L Certificates, until the Class
                   Principal Balance of the Class A12-L Certificates has been reduced to zero;

                   (3) third, to the Class A3-L Certificates, until the Class
              Principal Balance of the Class A3-L Certificates has been reduced to zero; and

                   (4) fourth, to the Class A4-L Certificates, until the Class
              Principal Balance of the Class A4-L Certificates has been reduced to zero;

              (b) to the Class A5-L Certificates, the Class A-5 Principal Distribution Amount,

         with the amounts described in clauses (iv)(a) and (iv)(b) of this definition of "Mortgage Trust Certificate Distribution Amount" to be distributed pro rata in proportion to the Adjusted Senior Principal Distribution Amount and the Class A-5 Principal Distribution Amount in the event the Mortgage Trust Available Distribution Amount is insufficient to pay such amounts;

         (v) Fifth, for so long as the Class B Certificates are outstanding, to the Class P-L Certificates, the amount payable to the Class P-L Certificates on previous Distribution Dates pursuant to clause (I)(vi) of this definition of "Mortgage Trust Certificate Distribution Amount" and remaining unpaid from such previous Distribution Dates, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) thereof) on such Distribution Date;

         (vi) Sixth, for so long as the Class B Certificates are outstanding, to the Class P-L Certificates as principal, an amount equal to the Class P Fraction of any Realized Loss on a Class P Mortgage Loan, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) thereof) on such Distribution Date, other than a Special Hazard Loss, Fraud Loss or Bankruptcy Loss in excess of the Special Hazard Coverage, Fraud Coverage or Bankruptcy Coverage, as applicable (any amounts distributed in respect of losses pursuant to paragraph (v) or this paragraph (vi) of this definition of "Mortgage Trust Certificate Distribution Amount" shall not cause a further reduction in the Class Principal Balance of the Class P-L or Class P Certificates);

         (vii) Seventh, to the Class B1-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (viii) Eighth, to the Class B1-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (ix) Ninth, to the Class B1-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B1-L Principal Balance has been reduced to zero;

         (x) Tenth, to the Class B2-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xi) Eleventh, to the Class B2-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xii) Twelfth, to the Class B2-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B2-L Principal Balance has been reduced to zero;

         (xiii) Thirteenth, to the Class B3-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xiv) Fourteenth, to the Class B3-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xv) Fifteenth, to the Class B3-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B3-L Principal Balance has been reduced to zero;

         (xvi) Sixteenth, to the Class B4-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xvii) Seventeenth, to the Class B4-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xvii) Eighteenth, to the Class B4-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B4-L Principal Balance has been reduced to zero;

         (xix) Nineteenth, to the Class B5-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xx) Twentieth, to the Class B5-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xxi) Twenty-first, to the Class B5-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B5-L Principal Balance has been reduced to zero; and

         (xxii) Twenty-second, to the Class B6-L Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xxiii) Twenty-third, to the Class B6-L Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xxiv) Twenty-fourth, to the Class B6-L Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B6-L Principal Balance has been reduced to zero; and

         (xxv) Twenty-fifth, to the Class R-1 Certificates, the Residual Distribution Amount for such Distribution Date.

    (II) For any Distribution Date on or after the Credit Support Depletion Date, the Mortgage Trust Available Distribution Amount shall be distributed to the outstanding Classes of Certificates in the following amounts and priority and to the extent of the Mortgage Trust Available Distribution Amount:

         (i) First, to the Class P-L Certificates, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(i) of this definition of "Mortgage Trust Certificate Distribution Amount";

         (ii) Second, to the Senior Certificates, the amount payable to each such Class of Certificates on prior Distribution Dates pursuant to clause
    (I)(iii) or (II)(iii) of this definition of "Mortgage Trust Certificate Distribution Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

         (iii) Third, to the Senior Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

         (iv) Fourth, to the Senior Certificates, the Mortgage Trust Available Distribution Amount remaining after the distributions pursuant to clauses
    (II)(i), (II)(ii) and (II)(iii) above, allocated pro rata according to their respective Class Principal Balances until such Class Principal Balances have been reduced to zero; and

         (v) Fifth, to the Class R-1 Certificates, the Residual Distribution Amount for such Distribution Date.


    MORTGAGE TRUST CERTIFICATES: The Class A1-L, Class A3-L, Class A4-L,
Class A5-L, Class A6-L, Class A7-L, Class A9-L, Class A10-L, Class A12-L, Class P-L, Class X-L, Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L, Class B6-L and Class R-L Certificates issued pursuant to this Agreement.

    MORTGAGE TRUST FUND: The corpus of the trust created pursuant to Section
2.01 of this Agreement. The Mortgage Trust Fund consists of (i) the Mortgage Loans and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Trustee (or its duly appointed agent) in the Certificate Account or the Investment Account (except amounts representing the Master Servicing Fee or the Servicing Fee); (iii) such assets as from time to time may be held by Servicers in a Custodial Account for P&I related to the Mortgage Loans (except amounts representing the Master Servicing Fee or the Servicing
Fee); (iv) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or, in the case of a Cooperative Loan, a similar form of conversion, after the Cut-Off Date; and (v) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool. The Reserve Fund shall not be a part of the Mortgage Trust Fund.

    MORTGAGED PROPERTY: With respect to any Mortgage Loan, other than a Cooperative Loan, the real property, together with improvements thereto, and, with respect to any Cooperative Loan, the related Cooperative Stock and Cooperative Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

    MORTGAGOR: The obligor on a Mortgage Note.

    NONRECOVERABLE ADVANCE: Any advance which the Master Servicer shall determine to be a Nonrecoverable Advance pursuant to Section 4.04 and which was, or is proposed to be, made by (i) the Master Servicer or (ii) a Servicer pursuant to its Selling and Servicing Contract.

    NON-U.S. PERSON: A Person that is not a U.S. Person.

    OTS: The Office of Thrift Supervision, or any successor thereto.

    OFFICER"S CERTIFICATE: A certificate signed by the Chairman of the Board, the President, a Vice President, or the Treasurer of the Master Servicer and delivered to the Trustee.

    OPINION OF COUNSEL: A written opinion of counsel, who shall be reasonably acceptable to the Trustee and who may be counsel for the Company or the Master Servicer.

    ORIGINAL VALUE: With respect to any Mortgage Loan other than a Mortgage
Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Mortgage Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated.

    OWNERSHIP INTEREST: As defined in Section 5.01(b).

    PASS-THROUGH ENTITY: As defined in Section 5.01(b).

    PASS-THROUGH RATE: For each Mortgage Loan, a rate equal to the Mortgage Interest Rate for such Mortgage Loan less the applicable per annum percentage rates related to each of the Servicing Fee and the Master Servicing Fee. For each Mortgage Loan, any calculation of monthly interest at such rate shall be based upon annual interest at such rate (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid Principal Balance of the related Mortgage Loan divided by twelve, and any calculation of interest at such rate by reason of a Payoff shall be based upon annual interest at such rate on the outstanding Principal Balance of the related Mortgage Loan multiplied by a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

    PAYING AGENT: Any paying agent appointed by the Trustee pursuant to Section 8.12.

    PAYOFF: Any Mortgagor payment of principal on a Mortgage Loan equal to the entire outstanding Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

    PAYOFF EARNINGS: For any Distribution Date with respect to each Mortgage Loan on which a Payoff was received by the Master Servicer during the Payoff Period, the aggregate of the interest earned by the Master Servicer from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

    PAYOFF INTEREST: For any Distribution Date with respect to a Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Pass-Through Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the aggregate Master Servicing Fee) not required to be distributed as Compensating Interest on such Distribution Date, Payoff Interest shall be payable to the Master Servicer as additional servicing compensation.

    PAYOFF PERIOD: With respect to the first Distribution Date, the period from the Cut-Off Date through December 14, 1996, inclusive; and with respect to any Distribution Date thereafter, the period from the 15th day of the Prior Period through the 14th day of the month of such Distribution Date, inclusive.

    PERCENTAGE INTEREST: (a) With respect to the right of each Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage undivided beneficial ownership interest evidenced by such Certificate of such Class, which percentage shall equal:

         (i) with respect to any Certificate (other than the Residual, Class X, Class X-L, Class A-2, Class A-8 and Class A-11 Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance;

         (ii) with respect to the Class X, Class X-L, Class A-2, Class A-8 and Class A-11 Certificates, the percentage resulting from the division of (a) the portion of the respective Class Notional Amount as of the Cut-Off Date evidenced by such Certificate, as set forth on the face of such Certificate by (b) such respective Class Notional Amount as of the Cut-Off Date; and

         (iii) with respect to the Residual Certificates, the percentage set forth on the face of such Certificate.

    (b) With respect to the rights of each Certificate in connection with Sections 5.09, 7.01, 8.01(c), 8.02, 8.07, 10.01 and 10.03, "Percentage Interest"
shall mean the percentage undivided beneficial interest evidenced by such Certificate in the Certificate Trust Fund, which for purposes of such rights only shall equal:

         (i) with respect to any Class of Certificate Trust Certificates (other than the Class X, Class A-2, Class A-8 or Class A-11 Certificates), the product of (x) ninety-six percent (96%) and (y) the percentage calculated by dividing its Certificate Principal Balance by the Aggregate Certificate Principal Balance of the Certificate Trust Certificates; PROVIDED, HOWEVER, that the percentage in (x) above shall be increased by one percent (1%) upon each retirement of the Class of Class X, Class A-2, Class A-8 and Class A-11 Certificates.

         (ii) with respect to any Class X, Class A-2, Class A-8 or Class A-11 Certificate, one percent (1%) of such Certificate"s Percentage Interest as calculated by paragraph (a)(ii) of this definition; and

         (iii) with respect to the Class R Certificates, zero.

    PERMITTED TRANSFEREE: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers" cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any Person from whom the Trustee has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code, and (vi) any other Person so designated by the Company based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Mortgage Trust Fund or the Certificate Trust Fund, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

    PERSON: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

    PREMIUM RATE MORTGAGE LOANS: The Mortgage Loans having Pass-Through Rates in excess of 8.000% per annum.

    PREPAID MONTHLY PAYMENT: Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account for P&I until the Withdrawal Date following its scheduled Due Date.

    PRIMARY INSURANCE POLICY: A policy of mortgage guaranty insurance, if any, on an individual Mortgage Loan, providing coverage as required by Section 2.03(xi).

    PRINCIPAL BALANCE: At the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all principal payments due on or before the Cut-Off Date and not paid, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

    In the case of a Substitute Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Substitute Mortgage Loan transferred to the Mortgage Trust Fund on the date of substitution, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Substitute Mortgage Loan.

    The Principal Balance of a Mortgage Loan (including a Substitute Mortgage
Loan) shall not be adjusted solely by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period. Whenever a Realized Loss has been incurred with respect to a Mortgage Loan during a calendar month, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such Realized Loss as of the Distribution Date next following the end of such calendar month after giving effect to the allocation of Realized Losses and distributions of principal to the Certificates.

    PRINCIPAL PAYMENT: Any payment of principal on a Mortgage Loan other than a Principal Prepayment.

    PRINCIPAL PAYMENT AMOUNT: On any Distribution Date, the sum of (i) the scheduled principal payments on the Mortgage Loans due on the related Due Date,
(ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan, which was repurchased by the Company pursuant to a Purchase Obligation during the Prior Period, and (iii) any other unscheduled payments of principal, other than Principal Prepayments or Liquidation Principal, which were received during the Prior Period.

    PRINCIPAL PREPAYMENT: Any payment of principal on a Mortgage Loan which constitutes a Payoff or a Curtailment.

    PRINCIPAL PREPAYMENT AMOUNT: On any Distribution Date, the sum of (i) Curtailments received during the Prior Period and (ii) Payoffs received during the Payoff Period.

    PRIOR PERIOD: The calendar month immediately preceding any Distribution
Date.

    PRO RATA ALLOCATION: The allocation of the interest and principal portions of Realized Losses among or between specified Classes of Mortgage Trust Certificates as follows: the principal portion of Realized Losses to the outstanding Classes of Mortgage Trust Certificates, other than the Class P-L Certificates, pro rata according to their respective Class Principal Balances, except that if the loss is recognized with respect to a Class P Mortgage Loan, the Class P Fraction of such loss will first be allocated to the Class P-L Certificates and then the remainder of such loss will be allocated as described above to the other outstanding Classes of Mortgage Trust Certificates; and for the interest portion of Realized Losses, pro rata according to the amount of interest accrued on each such Class of Mortgage Trust Certificates (other than the Class P-L Certificates), in reduction thereof and then pro rata according to the respective Class Principal Balances of each such Class of Mortgage Trust Certificates, in reduction thereof. Any losses allocated among all Classes of Mortgage Trust Certificates pursuant to this definition of "Pro Rata Allocation" shall also be allocated to the Corresponding Class of Certificate Trust Certificates in the same manner and amounts as they reduce such attributes of the Corresponding Class of Mortgage Trust Certificates; PROVIDED, HOWEVER, that:

         (i) the interest portion of such losses allocated to the Class A1-L Certificates and applied to reduce the Interest Distribution Amount thereof shall be allocated to the Class A-1 and Class A-2 Certificates in reduction of the distribution to such Certificates pursuant to clause (i)(C) of the definition of "Certificate Trust Certificate Distribution Amount," pro rata according to the allocation set forth in such clause;

         (ii) the interest portion of such losses allocated to the Class A7-L Certificates and applied to reduce the Interest Distribution Amount thereof shall be allocated to the Class A-7 and Class A-8 Certificates in reduction of the distribution to such Certificates pursuant to clause (i)(E) of the definition of "Certificate Trust Certificate Distribution Amount," pro rata according to the allocation set forth in such clause;

         (iii) the interest portion of such losses allocated to the Class A10-L Certificates and applied to reduce the Interest Distribution Amount thereof shall be allocated to the Class A-10 and Class A-11 Certificates in reduction of the distribution to such Certificates pursuant to clause
    (i)(G) of the definition of "Certificate Trust Certificate Distribution Amount," pro rata according to the allocation set forth in such clause; and

         (iv) the interest portion of such losses allocated to the Class A3-L Certificates and applied to reduce the Interest Distribution Amount thereof shall be allocated to the Class A-3 and Class X Certificates in reduction of the distribution to such Certificates pursuant to clause (i)(I) of the definition of "Certificate Trust Certificate Distribution Amount," pro rata according to the allocation set forth in such clause.

    PURCHASE OBLIGATION: An obligation of the Company to repurchase Mortgage Loans under the circumstances and in the manner provided in Section 2.02 or
Section 2.03.

    PURCHASE PRICE: With respect to any Mortgage Loan to be purchased pursuant to a Purchase Obligation, an amount equal to the sum of the Principal Balance thereof, and unpaid accrued interest thereon, if any, to the last day of the calendar month in which the date of repurchase occurs at a rate equal to the applicable Pass-Through Rate; provided, however, that no Mortgage Loan shall be purchased or required to be purchased pursuant to Section 2.03, or more than two years after the Closing Date under Section 2.02, unless (a) the Mortgage Loan to be purchased is in default, or default is in the judgment of the Company reasonably imminent, or (b) the Company, at its expense, delivers to the Trustee an Opinion of Counsel to the effect that the purchase of such Mortgage Loan will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code; provided, further, that in the case of clause (b) above, the Company will use its reasonable efforts to obtain such Opinion of Counsel if such opinion is obtainable.

    QUALIFIED INSURER: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the Primary Insurance Policies and approved as an insurer by FHLMC or FNMA and the Master Servicer. A Qualified Insurer must have the rating required by the Rating Agency.

    RATING AGENCY: Initially, each of Moody"s and DCR, thereafter, each nationally recognized statistical rating organization that has rated the Certificate Trust Certificates and the Residual Certificates at the request of the Company, or their respective successors in interest.

    RATINGS: As of any date of determination, the ratings, if any, of the Certificate Trust Certificates and the Residual Certificates as assigned by the Rating Agency.

    REALIZED LOSS: For any Distribution Date, with respect to any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prior Period, the sum of (i) the principal balance of such Mortgage Loan remaining outstanding and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the principal portion of such Realized Loss), and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the interest portion of such Realized Loss). For any Distribution Date, with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date.

    Realized Losses, Special Hazard Losses, Fraud Losses and Bankruptcy Losses allocated to any Class of Mortgage Trust Certificates shall also be allocated to the Corresponding Class of Certificate Trust Certificates and applied to reduce the Class Principal Balance for such Class of Certificate Trust Certificates in the same manner and amounts as they reduce such attributes of the Corresponding Class of Mortgage Trust Certificates; PROVIDED, HOWEVER, that the interest portion of such losses allocated to the Class A1-L, Class A3-L, Class A7-L and Class A10-L Certificates shall be allocated to the Class A-1, Class A-2, Class A-3, Class A-7, Class A-8, Class A-10, Class A-11 and Class X Certificates in accordance with the proviso contained in the definition of "Pro Rata Allocation" herein.

    Except for Special Hazard Losses in excess of Special Hazard Coverage,
Fraud Losses in excess of Fraud Coverage and Bankruptcy Losses in excess of Bankruptcy Coverage, Realized Losses shall be allocated among the Certificates
(i) for Realized Losses allocable to principal (a) first, to the Class B6-L Certificates, until the Class B6-L Principal Balance has been reduced to zero,
(b) second, to the Class B5-L Certificates, until the Class B5-L Principal Balance has been reduced to zero, (c) third, to the Class B4-L Certificates, until the Class B4-L Principal Balance has been reduced to zero, (d) fourth, to the Class B3-L Certificates, until the Class B3-L Principal Balance has been reduced to zero, (e) fifth, to the Class B2-L Certificates, until the Class B2-L Principal Balance has been reduced to zero, (f) sixth, to the Class B1-L Certificates, until the Class B1-L Principal Balance has been reduced to zero, and (g) seventh, to the Senior Certificates pro rata to such Classes of Senior Certificates (other than the Class P-L Certificates) according to their Class Principal Balances in reduction of their respective Class Principal Balances; PROVIDED, HOWEVER, that if the loss is recognized with respect to a Class P Mortgage Loan, the Class P Fraction of such loss will first be allocated to the Class P-L Certificates and the remainder of such loss will be allocated as described above in this clause (i), and (ii) for Realized Losses allocable to interest (a) first, to the Class B6-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B6-L Principal Balance, (b) second, to the Class B5-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B5-L Principal Balance, (c) third, to the Class B4-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B4-L Principal Balance, (d) fourth, to the Class B3-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B3-L Principal Balance, (e) fifth, to the Class B2-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B2-L Principal Balance, (f) sixth, to the Class B1-L Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B1-L Principal Balance, and (g) seventh, to the Senior Certificates (other than the Class P-L Certificates) by Pro Rata Allocation.

    Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage, and Bankruptcy Losses in excess of the Bankruptcy Coverage shall be allocated among all Classes of Certificates by Pro Rata Allocation.

    RECORD DATE: The last Business Day of the month immediately preceding the month of the related Distribution Date.

    REFERENCE BANKS: Barclays Bank PLC, Bankers Trust Company and The Bank of Tokyo, Ltd. or, if any such bank shall cease to provide quotations for one-month United States dollar-denominated deposits, any other leading bank with an established place of business in London engaged in transactions in Eurodollar deposits in the international Eurocurrency market not controlling, controlled by or under common control with the Company, designated by the Company from time to time for the purpose of providing quotations for one-month United States dollar-denominated deposits.

    REGULAR INTEREST CERTIFICATES: (i) with respect to the Mortgage Trust Fund, the Mortgage Trust Certificates, and (ii) with respect to the Certificate Trust Fund, the Certificate Trust Certificates.

    REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

    REMIC PROVISIONS: Sections 860A through 860G of the Code, related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

    REMITTANCE RATE: For each Class of Certificates, the per annum rate set forth as the Remittance Rate for such Class in the Preliminary Statement hereto.

    RESERVE FUND: The separate trust account created and maintained by the Master Servicer, with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agency which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.16, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Class A3-L Certificateholders or any other account serving a similar function acceptable to the Rating Agency, and which account provides that the Trustee may make, or cause to be made, Withdrawals, with respect to Uncompensated Interest Shortfall allocable to the Class A3-L Certificates on the respective Distribution Date, to the extent of the amount then remaining in the Reserve Fund.

    RESERVE FUND INITIAL AMOUNT:  $12,500.

    RESIDUAL CERTIFICATES: (i) with respect to the Mortgage Trust Fund, the Class R-1 Certificates, which are being issued in a single class, and (ii) with respect to the Certificate Trust Fund, the Class R Certificates, which are being issued in a single class. The Class R and Class R-1 Certificates are hereby designated the sole Class of "residual interests" in the REMIC related to the Certificate Trust Fund and Mortgage Trust Fund, respectively, for purposes of
Section 860G(a)(2) of the Code.

    RESIDUAL DISTRIBUTION AMOUNT: On any Distribution Date, with respect to the Class R-1 Certificates, any portion of the Mortgage Trust Available Distribution Amount remaining after all distributions to the Mortgage Trust Certificates and Class R-1 Certificates, or, with respect to the Class R Certificates, any portion of the Certificate Trust Available Distribution Amount remaining after all distributions to the Certificate Trust Certificates and Class R Certificates. Upon termination of the obligations created by this Agreement and the Mortgage Trust Fund and Certificate Trust Fund created hereby, the amounts which remain on deposit in the Certificate Account with respect to the Class R-1 Certificates after payment to the Holders of the Mortgage Trust Certificates of the amounts set forth in Section 9.01 of this Agreement, and subject to the conditions set forth therein.

    RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to and working in its Corporate Trust Department or similar group and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer"s knowledge of and familiarity with the particular subject.

    SECURITIES ACT: The Securities Act of 1933, as amended.

    SECURITY AGREEMENT: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

    SELLING AND SERVICING CONTRACT: (a) The contract (including the PNC
Mortgage Securities Corp. Selling Guide and PNC Mortgage Securities Corp. Servicing Guide to the extent incorporated by reference therein) between the Master Servicer and a Person relating to the sale of the Mortgage Loans to the Company and the servicing of such Mortgage Loans, on behalf of the Master Servicer for the benefit of the Certificateholders, which contract is substantially in the form of Exhibit E hereto, as such contract may be amended or modified; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Certificateholders; and (b) any other similar contract providing substantially similar rights and benefits as those provided by the form of contract attached as Exhibit E hereto.

    SENIOR CERTIFICATES: The Class A Certificates that are Mortgage Trust Certificates, Class P-L, Class X-L, Class R-L and Class R-1 Certificates, collectively.

    SENIOR SUBORDINATE CERTIFICATES: The Class B1-L, Class B2-L and Class B3-L Certificates, collectively.

    SERVICER: A mortgage loan servicing institution to which the Master
Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, the Master Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer"s servicing duties.

    SERVICING FEE: For each Mortgage Loan, the fee paid to the Servicer thereof to perform primary servicing functions for the Master Servicer with respect to such Mortgage Loan, equal to the per annum rate set forth for each Mortgage Loan in the Mortgage Loan Schedule on the outstanding Principal Balance of such Mortgage Loan.

    SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

    SPECIAL HAZARD COVERAGE: The Special Hazard Coverage Initial Amount less the amount of any scheduled reduction in the amount of Special Hazard Coverage as follows: on each anniversary of the Cut-Off Date, the Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans located in the single California zip code area containing the largest aggregate principal balance of the Mortgage Loans, (b) 1% of the aggregate unpaid principal balance of the Mortgage Loans and (c) twice the unpaid principal balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month, and (2) the Special Hazard Coverage Initial Amount as reduced by the Special Hazard Losses allocated to the Certificates since the Cut-Off Date. Special Hazard Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency.

    SPECIAL HAZARD COVERAGE INITIAL AMOUNT: $2,076,740.

    SPECIAL HAZARD LOSS: The occurrence of any direct physical loss or damage to a Mortgaged Property not covered by a standard hazard maintenance policy with extended coverage which is caused by or results from any cause except: (i) fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles, smoke, sprinkler leakage, except to the extent of that portion of the loss which was uninsured because of the application of a co-insurance clause of any insurance policy covering these perils; (ii) normal wear and tear, gradual deterioration, inherent vice or inadequate maintenance of all or part thereof; (iii) errors in design, faulty workmanship or materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss; (iv) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by this definition of Special Hazard Loss; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power (DE JURE or DE FACTO), or by an authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence; or (viii) seizure or destruction under quarantine or customs regulations, or confiscation by order of any government or public authority.

    STEPDOWN PERCENTAGE: With respect to any Distribution Date, the percentage referred to in the definition "Adjusted Senior Prepayment Percentage" (i.e., 70%, 60%, 40% and 20%) as otherwise in effect for such Distribution Date without giving effect to the loss and delinquency tests described in such definition.

    STRIPPED INTEREST RATE: For each Mortgage Loan, the excess, if any, of the Pass-Through Rate on such Mortgage Loan over 8.000%.

    SUBORDINATE CERTIFICATES: The Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L and Class B6-L Certificates, collectively.

    SUBORDINATE LIQUIDATION AMOUNT: The excess, if any, of the aggregate of Liquidation Principal for all Mortgage Loans which became Liquidated Mortgage Loans during the Prior Period, over the sum of the related Adjusted Senior Liquidation Amount and the Class A-5 Liquidation Amount for such Distribution Date.

    SUBORDINATE PERCENTAGE: On any Distribution Date, the excess of 100% over the sum of the Adjusted Senior Percentage and the Class A-5 Percentage for such Distribution Date.

    SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date, the excess of the Combined Prepayment Percentage over the Class A-5 Prepayment Percentage for such Distribution Date.

    SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the excess of (A) the sum of (a) the Subordinate Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P-L Certificates pursuant to clause (I)(i) of the definition of "Mortgage Trust Certificate Distribution Amount"), (b) the Subordinate Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P-L Certificates pursuant to clause (I)(i) of the definition of "Mortgage Trust Certificate Distribution Amount") and (c) the Subordinate Liquidation Amount over (B) the amounts required to be distributed to the Class P-L Certificates pursuant to clauses (I)(v) and (I)(vi) of the definition of "Mortgage Trust Certificate Distribution Amount" on such Distribution Date. On any Distribution Date, the Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Classes of Subordinate Certificates and paid in the order of distribution to such Classes pursuant to clause (I) in the definition of "Mortgage Trust Certificate Distribution Amount" herein. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Subordinate Certificates is less than such percentage as of the Cut-Off Date, the pro rata portion of the Subordinate Principal Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Subordinate Certificates for which the Subordination Level is less than such percentage as of the Cut-Off Date, and to the Classes of Subordinate Certificates senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level," the relative seniority, from highest to lowest, of the Classes of Subordinate Certificates shall be as follows: Class B1-L, Class B2-L, Class B3-L, Class B4-L, Class B5-L and Class B6-L.

    SUBORDINATION LEVEL: On any specified date, with respect to any of the Class B Certificates, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of Mortgage Trust Certificates which are subordinate in right of payment to such Class (provided that no Class of Certificates shall be subordinate in right of payment to the Class B6-L Certificates) by the aggregate of the Class Principal Balances of all Classes of Mortgage Trust Certificates as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Mortgage Loans on such date.

    SUBSTITUTE MORTGAGE LOAN: As defined in Section 2.02.

    TAX MATTERS PERSON: The Holder of the Class R-1 Certificate, with respect to the Mortgage Trust Fund, and Class R Certificate, with respect to the Certificate Trust Fund, in each case having an Authorized Denomination of 0.01% or any Permitted Transferee of such Class R-1 or Class R Certificateholder. If the Tax Matters Person for the Mortgage Trust Fund or the Certificate Trust Fund becomes a Disqualified Organization, the last preceding Holder of such Authorized Denomination of the Class R-1 and Class R Certificate, as applicable, that is not a Disqualified Organization shall be Tax Matters Person for such trust pursuant to Section 5.01(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

    TERMINATION DATE: As defined in Section 9.01(b).

    TERMINATION PAYMENT: As defined in Section 9.01(b).

    TRANSFER: As defined in Section 5.01(b).

    TRANSFEREE: As defined in Section 5.01(b).

    TRANSFEREE AFFIDAVIT AND AGREEMENT: As defined in Section 5.01(c)(i)(B).

    TRUSTEE: First Bank National Association, or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

    UNCOLLECTED INTEREST: With respect to any Distribution Date for any Mortgage Loan on which a Payoff was made by a Mortgagor during the related Payoff Period, except for Payoffs received during the period from the first through the 14th day of the month of such Distribution Date, an amount equal to one month"s interest at the applicable Pass-Through Rate on such Mortgage Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

    UNCOMPENSATED INTEREST SHORTFALL: For any Distribution Date, the excess, if any, of (i) the sum of (a) aggregate Uncollected Interest and (b) aggregate Curtailment Shortfall over (ii) Compensating Interest, which excess shall be allocated to each Class of Mortgage Trust Certificates pro rata according to the amount of interest accrued thereon in reduction thereof.

    UNDERWRITER:  Donaldson, Lufkin & Jenrette Securities Corporation.

    UNDERWRITING STANDARDS: The underwriting standards of the Company, Chase Home Mortgage Corporation, Countrywide Funding Corporation or GMAC Mortgage Corporation, as applicable.

    UNINSURED CAUSE: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.07.

    U.S. PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

    VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto.

    WITHDRAWAL: Any withdrawal from the Reserve Fund by the Trustee or any duly authorized Paying Agent.

    WITHDRAWAL DATE: Any day during the period commencing on the 18th day of the month of the related Distribution Date (or if such day is not a Business Day, the immediately preceding Business Day) and ending on the last Business Day prior to the 21st day of the month of such Distribution Date.


                                      ARTICLE II

           CONVEYANCE OF THE TRUST FUNDS; REMIC ELECTION AND DESIGNATIONS;
                          ORIGINAL ISSUANCE OF CERTIFICATES

    Section 2.01. CONVEYANCE OF THE MORTGAGE TRUST FUND; REMIC ELECTION AND DESIGNATIONS.

    Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Holders of the Mortgage Trust Certificates and the Class R-1 Certificates, without recourse, all the Company"s right, title and interest in and to the Mortgage Trust Fund, including but not limited to all scheduled payments of principal and interest due after the Cut-Off Date and received by the Company with respect to the Mortgage Loans at any time, and all Principal Prepayments received by the Company after the Cut-Off Date (such transfer and assignment by the Company to be referred to herein as the "Conveyance"). The Trustee hereby accepts the trust created hereby and acknowledges that it holds the Mortgage Loans for the benefit of the Holders of the Mortgage Trust Certificates and the Class R-1 Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the Conveyance of the Mortgage Trust Fund to the Trustee by the Company as provided in this Section 2.01 be, and be construed as, an absolute sale of the Mortgage Trust Fund. It is, further, not the intention of the parties that such Conveyance be deemed a pledge of the Mortgage Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Mortgage Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Trust Fund, then

         (a) this Agreement shall be deemed to be a security agreement;

         (b) the Conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company"s right, title, and interest, whether now owned or hereafter acquired, in and to:

              (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described in (x) and (y) below: (x) the Mortgage Loans including the Mortgage Notes, related Mortgages, Cooperative Stock Certificates, Cooperative Leases, and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule as defined herein, including all Substitute Mortgage Loans, and all distributions with respect thereto payable on and after the Cut-Off Date; and (y) the Certificate Account, the Investment Account, the Custodial Account for P&I and the Custodial Account for Reserves, including all property therein and all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount);

              (II) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

              (III) All cash and non-cash proceeds of the collateral described in (I) and (II) above;

         (c) the possession by the Trustee of the Mortgage Notes, the Mortgages, the Security Agreements, Assignments of Proprietary Lease, Cooperative Stock Certificates, Cooperative Leases and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction; and

         (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

    The Company and the Trustee at the direction of the Company shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

    In connection with the sale, transfer and assignment referred to in the first paragraph of this Section 2.01, the Company, concurrently with the execution and delivery hereof, does deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee or Custodian the Mortgage Files.

    Concurrently with the execution and delivery hereof, the Company shall cause assignments of the Mortgage Loans to the Trustee to be recorded or filed, except in states where, in the opinion of counsel admitted to practice in such state acceptable to the Company, the Trustee and the Rating Agency submitted in lieu of such recording or filing, such recording or filing is not required to protect the Trustee"s interest in the Mortgage Loans against sale, further assignments, satisfaction or discharge by the Lender, a Servicer, the Company or the Master Servicer, and the Company shall cause to be filed the Form UCC-3 assignment and Form UCC-1 financing statement referred to in clause (Y)(vii) and
(ix), respectively, of the definition of "Mortgage File." In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements, if necessary, with regard to each financing statement and assignment relating to Cooperative Loans.

    In instances where the original recorded Mortgage or any intervening assignment thereof (recorded or in recordable form) cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery hereof (due to a delay on the part of the recording office), the Company may, in lieu of delivering such original documents, deliver to the Trustee a fully legible reproduction of the original Mortgage or intervening assignment provided that the related Lender or originator certifies on the face of such reproduction(s) or copy as follows: "Certified true and correct copy of original which has been transmitted for recordation." For purposes hereof, transmitted for recordation means having been mailed or otherwise delivered for recordation to the appropriate authority. In all such instances, the Company shall transmit the original recorded Mortgage and any intervening assignments with evidence of recording thereon (or a copy of such original Mortgage or intervening assignment certified by the applicable recording office)(collectively, "Recording Documents") to the Trustee within 270 days after the execution and delivery hereof. In instances where, due to a delay on the part of the recording office where any such Recording Documents have been delivered for recordation, the Recording Documents cannot be delivered to the Trustee within 270 days after execution and delivery hereof, the Company shall deliver to the Trustee within such time period a certificate (a "Company Officer"s Certificate") signed by the Chairman of the Board, President, any Vice President or Treasurer of the Company stating the date by which the Company expects to receive such Recording Documents from the applicable recording office. In the event that Recording Documents have still not been received by the Company and delivered to the Trustee by the date specified in its previous Company Officer"s Certificate delivered to the Trustee, the Company shall deliver to the Trustee by such date an additional Company Officer"s Certificate stating a revised date by which the Company expects to receive the applicable Recording Documents. This procedure shall be repeated until the Recording Documents have been received by the Company and delivered to the Trustee.

    In instances where, due to a delay on the part of the title insurer, a copy of the title insurance policy for a particular Mortgage Loan cannot be delivered to the Trustee prior to or concurrently with the execution and delivery hereof, the Company shall provide a copy of such title insurance policy to the Trustee within 90 days after the Company"s receipt of the Recording

Documents necessary to issue such title insurance policy. In addition, the Company shall provide to the Trustee upon request therefor a duplicate title insurance policy for any Mortgage Loan.

    For Mortgage Loans for which the Company has received a Payoff after the Cut-Off Date and prior to the date of execution and delivery hereof, the Company, in lieu of delivering the above documents, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in
Section 3.10.

    The Trustee is authorized, with the Master Servicer"s consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.01, and to enter into a Custodial Agreement for such purpose, provided, however, that the Trustee shall be and remain liable for the acts of any such Custodian only to the extent that it is responsible for its own acts hereunder.

    The Company and the Trustee agree that the Company, as agent for the Tax Matters Person, shall, on behalf of the Mortgage Trust Fund, elect to treat the Mortgage Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the Mortgage Trust Fund for its first taxable year.

    The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the Mortgage Trust Fund within the meaning of Section 860G(a)(9) of the Code.

    The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the Mortgage Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-1 Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interest" in the Mortgage Trust Fund for purposes of Section 860G(a)(2) of the Code.

    The parties intend that the affairs of the Mortgage Trust Fund formed hereunder shall constitute, and that the affairs of the Mortgage Trust Fund shall be conducted so as to qualify the Mortgage Trust Fund as a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as agent for such Tax Matters Person) on behalf of the Mortgage Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for the Mortgage Trust Fund when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) make an election, on behalf of the trust, for the Mortgage Trust Fund to be treated as a REMIC on the federal tax return of the Mortgage Trust Fund for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Holders of the Mortgage Trust Certificates and the Class R-1 Certificates, and the Trustee, all information reports as and when required to be provided to them in accordance with the REMIC Provisions, and make available the information necessary for the application of Section 860E(e) of the Code;
(d) conduct the affairs of the Mortgage Trust Fund at all times that any Mortgage Trust Certificates are outstanding so as to maintain the status of the Mortgage Trust Fund as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Mortgage Trust Fund; and (f) pay the amount


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

of any federal prohibited transaction penalty taxes imposed on the Mortgage Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified by the Mortgage Trust Fund for any such prohibited transaction penalty taxes if the Company"s failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

    In the event that a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the startup day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, and the Company does not repurchase such Mortgage Loan within 90 days of such date, the Master Servicer, on behalf of the Trustee, shall within 90 days of the date such defect is discovered sell such Mortgage Loan at such price as the Master Servicer in its sole discretion, determines to be the greatest price that will result in the purchase thereof within 90 days of such date, unless the Master Servicer delivers to the Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of the electing portion of the Mortgage Trust Fund as a REMIC for federal income tax purposes.

    In the event that any tax is imposed on "prohibited transactions" of the Mortgage Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the second preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Class R-1 Certificateholders. Notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Class R-1 Certificateholders on any Distribution Date sufficient funds to reimburse the Company in its capacity as agent for the Tax Matters Person for the payment of such tax (upon the written request of the Company, to the extent reimbursable, and to the extent that the Company has not been previously reimbursed therefor).

    Section 2.02. ACCEPTANCE BY TRUSTEE. The Trustee acknowledges receipt (or with respect to any Mortgage Loan subject to a Custodial Agreement, receipt by the Custodian thereunder) of the documents (or certified copies thereof as specified in Section 2.01) referred to in Section 2.01 above, but without having made the review required to be made within 45 days pursuant to this Section 2.02, and declares that as of the Closing Date it holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, and the Mortgage Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of the Holders from time to time of the Mortgage Trust Certificates and Class R-1 Certificates. The Trustee agrees, for the benefit of the Holders of the Mortgage Trust Certificates and the Class R-1 Certificates, to review or cause the Custodian to review each Mortgage File within 45 days after the Closing Date and deliver to the Company a certification in the form attached as Exhibit M hereto, to the effect that all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document, and on the purported genuineness of any signature thereon. The Trustee shall not be required to make any independent examination of any documents contained in each Mortgage File beyond the review specifically required herein. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan. If the Trustee finds any document or documents constituting a part of a Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Company. The Company hereby covenants and agrees that, if any such defect cannot be corrected or cured, the Company shall, not later than 60 days after the Trustee"s notice to it respecting such defect, within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), either (i) repurchase the related Mortgage Loan from the Trustee at the Purchase Price, or (ii) substitute for any Mortgage Loan to which such defect relates a different mortgage loan (a "Substitute Mortgage Loan") which is a "qualified replacement mortgage" (as defined in the Code) and, (iii) after such three-month or two-year period, as applicable, the Company shall repurchase the Mortgage Loan from the Trustee at the Purchase Price but only if the Mortgage Loan is in default or default is, in the judgment of the Company, reasonably imminent. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, repurchase or substitution must occur within the sooner of (i) 90 days from the date the defect was discovered or (ii) two years from the Closing Date.

    Such Substitute Mortgage Loan shall mature no later than, and not more than two years earlier than, have a principal balance and Loan-to-Value Ratio equal to or less than, and have a Pass-Through Rate on the date of substitution equal to or no more than 1% greater than the Mortgage Loan being substituted for. If the aggregate of the principal balances of the Substitute Mortgage Loans substituted for a Mortgage Loan is less than the Principal Balance of such Mortgage Loan, the Company shall pay the difference in cash to the Trustee for deposit into the Certificate Account, and such payment by the Company shall be treated in the same manner as proceeds of the repurchase by the Company of a Mortgage Loan pursuant to this Section 2.02. Furthermore, such Substitute Mortgage Loan shall otherwise have such characteristics so that the representations and warranties of the Company set forth in Section 2.03 hereof would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. A Substitute Mortgage Loan may be substituted for a defective Mortgage Loan whether or not such defective Mortgage Loan is itself a Substitute Mortgage Loan.

    The Purchase Price for each repurchased Mortgage Loan shall be deposited by the Company in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company or its designee or assignee title to any Mortgage Loan released pursuant hereto. The obligation of the Company to repurchase or substitute any Mortgage Loan as to which such a defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Mortgage Trust Certificateholders or the Class R-1 Certificateholders or the Trustee on behalf of the Mortgage Trust Certificateholders or the Class R-1 Certificateholders.

    Section 2.03. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE MORTGAGE LOANS. The Company hereby represents and warrants to the Trustee that:

         (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

         (ii) As of the Closing Date, other than with respect to Cooperative Loans, each Mortgage is a valid and enforceable (subject to Section 2.03(xvi)) first lien on an unencumbered estate in fee simple in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

         (iii) As of the Closing Date, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any encumbrance or lien, and immediately upon the transfer and assignment herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under this Agreement);

         (iv) As of the day prior to the Cut-Off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (I.E., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days;

         (v) As of the Closing Date, there is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

         (vi) As of the Closing Date, there is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note except to the extent that the Buydown Agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor;

         (vii) As of the Closing Date, each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;



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

         (viii) Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

         (ix) Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by the Company;

         (x) As of the Closing Date, each Mortgage Loan (except the Cooperative Loans) is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the Closing Date, is acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Mortgage Trust Certificateholders and Class R-1 Certificateholders upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such policy;

         (xi) As of the Closing Date, each Mortgage Loan which had a Loan-to-Value Ratio at the time of the origination of the Mortgage Loan in excess of 80% was covered by a Primary Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect, except for any Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the then current value of the related Mortgaged Property (as determined by an appraisal obtained subsequent to origination);

         (xii) As of the Closing Date, all policies of insurance required by this Agreement or by a Selling and Servicing Contract have been validly issued and remain in full force and effect, including such policies covering the Company or any Servicer;

         (xiii) As of the Closing Date, each insurer issuing a Primary Insurance Policy holds a rating acceptable to the Rating Agency;


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

         (xiv) Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by the Company;

         (xv) As of the Closing Date, other than with respect to a Cooperative Loan, the Mortgaged Property securing each Mortgage is improved with a one- to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

         (xvi) As of the Closing Date, each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors" rights generally and principles of equity;

         (xvii) As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met FNMA or FHLMC requirements, are located in a condominium or planned unit development projects which have received FNMA or FHLMC approval, or are approvable by FNMA or FHLMC;

         (xviii) Three of the Mortgage Loans are Buydown Loans;

         (xix) As of the Cut-Off Date, all but approximately 2.8% (by Principal Balance) of the Mortgage Loans will be secured by owner-occupied Mortgaged Properties which are the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans and approximately 2.8% (by Principal Balance) of the Mortgage Loans will be secured by owner-occupied Mortgaged Properties which were second or vacation homes of the Mortgagors, based solely on such representations, and none of the Mortgage Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations;

         (xx) Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

         (xxi) The Mortgage Loans have been underwritten substantially in accordance with the applicable Underwriting Standards;

         (xxii) The information in the Current Report on Form 8-K prepared by the Company in connection with the Mortgage Loans is correct in every material respect;


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

         (xxiii) All of the Mortgage Loans have due-on-sale clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

         (xxiv) The Company used no adverse selection procedures in selecting the Mortgage Loans from among the outstanding fixed-rate conventional mortgage loans purchased by it which were available for inclusion in the Mortgage Pool and as to which the representations and warranties in this Section 2.03 could be made;

         (xxv) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

         (xxvi) Each Cooperative Loan is secured by a valid, subsisting and enforceable perfected first lien and security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor"s pro rata share of the Cooperative"s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject, and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement; and

         (xxvii) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note is a Destroyed Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note.


    It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian, as the case may be, and shall continue throughout the term of this Agreement. Upon discovery by any of the Company, the Master Servicer, the Trustee or the Custodian of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loans, the Company, the Master Servicer, the Trustee or the Custodian, as the case may be, discovering such breach shall give prompt written notice to the others. Within 90 days of its discovery or its receipt of notice of breach, the Company shall repurchase, subject to the limitations set forth in the definition of "Purchase Price," or substitute for the affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof from the Trustee, unless it has cured such breach in all material respects. After the end of the three-month period beginning on the "start-up day," any such substitution shall be made only if the Company provides to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee that each Substitute Mortgage Loan will be a "qualified replacement mortgage" within the meaning of
Section 860G(a)(4) of the Code. Such substitution shall be made in the manner and within the time limits set forth in Section 2.02. Any such repurchase by the Company shall be accomplished in the manner and at the Purchase Price, if applicable, but shall not be subject to the time limits, set forth in Section
2.02. It is understood and agreed that the obligation of the Company to provide such substitution or to make such repurchase of any affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Mortgage Trust Certificateholders, the Class R-1 Certificateholders or the Trustee on behalf of the Mortgage Trust Certificateholders and the Class R-1 Certificateholders.

    Section 2.04. AUTHENTICATION OF THE MORTGAGE TRUST CERTIFICATES AND THE CLASS R-1 CERTIFICATES. The Trustee acknowledges the transfer and assignment to it of the property constituting the Mortgage Trust Fund, but without having made the review required to be made within 45 days pursuant to Section 2.02, and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the Mortgage Trust Fund, the Mortgage Trust Certificates and the Class R-1 Certificates in Authorized Denominations evidencing the entire beneficial ownership interest in the Mortgage Trust Fund and relating to the Mortgage Loans.

    Section 2.05. CONVEYANCE OF THE CERTIFICATE TRUST FUND; REMIC ELECTION AND DESIGNATIONS. Concurrently with the execution and delivery hereof, the Company does hereby agree to irrevocably sell, transfer, assign, set over, and otherwise convey to the Trustee in trust for the benefit of the Certificate Trust Certificateholders and the Class R Certificateholders, without recourse, all the Company"s right, title and interest in and to the Certificate Trust Fund, including all interest and principal received by the Company on or with respect to the Mortgage Trust Certificates after the Cut-Off Date. The Trustee hereby accepts the trust created hereby and acknowledges that it holds the Mortgage Trust Certificates for the benefit of the holders of the Certificate Trust Certificates and the Class R Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the conveyance of the Certificate Trust Fund to the Trustee by the Company as provided in this Section
2.05 be, and be construed as, an absolute sale of the Certificate Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Certificate Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Certificate Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Certificate Trust Fund, then

    (a)  this Agreement shall be deemed to be a security agreement;

    (b) the conveyance provided for in this Section 2.05 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company"s right, title, and interest, whether now owned or hereafter acquired, in and to:

         (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described below: The Mortgage Trust Certificates, including without limitation all rights represented thereby in and to (i) the Mortgage Loans including the Mortgage Notes, the related Mortgages, Cooperative Stock Certificates, Cooperative Leases, and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule as defined in this Agreement, including all Substitute Mortgage Loans, and all distributions with respect thereto payable on and after the Cut-Off Date, (ii) the Certificate Account, the Investment Account, the Custodial Account for P&I and the Custodial Account for Reserves, including all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount), (iii) all property or rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i)-(ii) above (including any accrued discount realized on liquidation of any investment purchased at a discount), and (iv) all cash and non-cash proceeds of the collateral described in (i)-(iii) above;

         (II) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

         (III) All cash and non-cash proceeds of the collateral described in
    (I) and (II) above;

    (c) the possession by the Trustee of the Mortgage Trust Certificates, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party", or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction; and

    (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

    The Company and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Certificate Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

    In connection with the transfer and assignment described in the first paragraph of this Section 2.05, the Company shall, concurrently with the execution and delivery hereof, deliver to,


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

and deposit with, the Trustee the Mortgage Trust Certificates, which shall on original issuance thereof and at all times be registered in the name of the Trustee.

    The Trustee is authorized, with the Master Servicer"s consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.05, and to enter into a Custodial Agreement for such purpose; provided, however, that the Trustee shall be and remain liable for actions of any such Custodian only to the extent it would otherwise be responsible for such acts hereunder.

    The Company and the Trustee agree that the Company, on behalf of the Certificate Trust Fund, shall elect to treat the Certificate Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the Certificate Trust Fund for its first taxable year.

    The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the Certificate Trust Fund within the meaning of Section 860G(a)(9) of the Code.

    The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the Certificate Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interest" in the Certificate Trust Fund for purposes of Section 860G(a)(2) of the Code.

    The parties intend that the affairs of the Certificate Trust Fund formed hereunder shall constitute, and that the affairs of the Certificate Trust Fund shall be conducted so as to qualify it as, a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as Tax Matters Person) on behalf of the Certificate Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for the Certificate Trust Fund when and as required by the REMIC provisions and other applicable federal income tax laws; (b) make an election, on behalf of the Certificate Trust Fund, to be treated as a REMIC on the federal tax return of the Certificate Trust Fund for its first taxable year, in accordance with the REMIC provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Certificate Trust Certificateholders and the Class R Certificateholders all information reports as and when required to be provided to them in accordance with the REMIC provisions; (d) conduct the affairs of the Certificate Trust Fund at all times that any Certificate Trust Certificates are outstanding so as to maintain the status of the Certificate Trust Fund as a REMIC under the REMIC provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Certificate Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the Certificate Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified from the Certificate Trust Fund for any such prohibited transaction


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penalty taxes if the Company"s failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

    In the event that any tax is imposed on "prohibited transactions" of the Certificate Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R Certificates. Notwithstanding anything to the contrary contained herein, the Company is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R Certificates on any Distribution Date sufficient funds to reimburse the Company for the payment of such tax (to the extent that the Company has not been previously reimbursed therefor).

    Section 2.06. ACCEPTANCE BY TRUSTEE. The Trustee acknowledges receipt of the Mortgage Trust Certificates referred to in Section 2.05 above and declares that as of the Closing Date it holds and shall hold such documents, and the Certificate Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificate Trust Certificateholders and the Class R Certificateholders.

    Section 2.07. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE MORTGAGE TRUST CERTIFICATES. The Company hereby represents and warrants to the Trustee that:

         (i) immediately prior to the transfer and assignment of the Mortgage Trust Certificates to the Trustee herein contemplated, the Company had good title to, and was the sole owner and holder of, each Mortgage Trust Certificate, free and clear of all liens, pledges, charges or security interests of any nature, and there had been no other sale or assignment thereof; the Company had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same; and immediately upon such transfer and assignment, the Trustee will have good title thereto and will be the sole legal owner thereof;

         (ii) as of the date of the transfer of the Mortgage Trust Certificates to the Trustee there is no valid offset, defense or counterclaim to any Mortgage Trust Certificates;

         (iii) each Mortgage Trust Certificate complies in all material respects with applicable state or federal laws, regulations and other requirements pertaining to usury; and

         (iv) as of the date of the initial issuance of the Mortgage Trust Certificates, all taxes and government assessments due and owing in connection with such issuance have been paid.

    It is understood and agreed that the representations and warranties set forth in this Section 2.07 shall survive delivery of the Mortgage Trust Certificates to the Trustee, or to a Custodian, as the case may be. Upon discovery by the Company, the Trustee or any Custodian of a breach of any of the foregoing representations and warranties (referred to herein as a "breach"), which breach materially and adversely affects the interests of the Certificate Trust Certificateholders in the related Mortgage Trust Certificate, the party discovering such breach shall give prompt written notice to the others and to the Rating Agency.


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    Section 2.08.  AUTHENTICATION OF CERTIFICATE TRUST CERTIFICATES AND THE
CLASS R CERTIFICATES. The Trustee acknowledges the transfer and assignment to it of the property constituting the Certificate Trust Fund and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the Certificate Trust Fund, Certificate Trust Certificates and the Class R Certificates in Authorized Denominations evidencing the entire ownership of the Certificate Trust Fund.


                                     ARTICLE III

                    ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

    Section 3.01. THE COMPANY TO ACT AS MASTER SERVICER. The Company shall act as Master Servicer to service and administer the Mortgage Loans on behalf of the Trustee and for the benefit of the Certificateholders in accordance with the terms hereof and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, the power and authority to bring actions and defend the Mortgage Trust Fund or the Certificate Trust Fund, as applicable, on behalf of the Trustee in order to enforce the terms of the Mortgage Notes. The Master Servicer may perform its master servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and the Master Servicer shall diligently pursue all of its rights against such agents or independent contractors.

    The Master Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any Primary Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the Mortgage Loans and held in portfolios of responsible mortgage lenders in the local areas where each Mortgaged Property is located. The Master Servicer shall enforce "due-on-sale" clauses with respect to the Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 3.08.

    Consistent with the foregoing, the Master Servicer may in its discretion
(i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any Mortgage Loan and (ii) only upon determining that the coverage of any applicable insurance policy or guaranty related to a Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items. The Master Servicer shall have the right, but not the obligation, to repurchase any delinquent Mortgage Loan 90 days after the first delinquent Due Date for an amount equal to its Purchase Price; PROVIDED, HOWEVER, that the aggregate Purchase Price of Mortgage Loans so repurchased shall not exceed one-half of one percent (0.50%) of the aggregate Principal Balance of all Mortgage Loans as of the Cut-Off Date.

    The Master Servicer is hereby authorized and empowered by the Trustee to execute and deliver or cause to be executed and delivered on behalf of the Mortgage Trust Certificateholders,


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the Class R-1 Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall furnish the Master Servicer, at the Master Servicer"s direction, with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

    The Master Servicer and each Servicer shall obtain (to the extent generally commercially available from time to time) and maintain fidelity bond and errors and omissions coverage acceptable to FNMA or FHLMC with respect to their obligations under this Agreement and the applicable Selling and Servicing Contract, respectively. The Master Servicer or each Servicer, as applicable, shall establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the Mortgaged Properties that are not paid by the Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made. Notwithstanding the foregoing, the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation) and cause either REMIC to fail to qualify as such under the Code. The Master Servicer shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on either REMIC as a result thereof.

    Section 3.02. CUSTODIAL ACCOUNTS. The Master Servicer shall cause to be established and maintained Custodial Accounts for P&I, Buydown Fund Accounts (if any) and special Custodial Accounts for Reserves and shall deposit or cause to be deposited therein daily the amounts related to the Mortgage Loans required by the Selling and Servicing Contracts to be so deposited. Proceeds received with respect to individual Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty, Primary Insurance Policy, or other insurance policy covering such Mortgage Loans shall be deposited first in the Custodial Account for Reserves if required for the restoration or repair of the related Mortgaged Property. Proceeds from such insurance policies not so deposited in the Custodial Account for Reserves shall be deposited in the Custodial Account for P&I, and shall be applied to the balances of the related Mortgage Loans as payments of interest and principal.

    The Master Servicer is hereby authorized to make withdrawals from and to draft the Custodial Accounts for P&I and the Custodial Account for Reserves for the purposes required or permitted by this Agreement. The Custodial Accounts for P&I and the Custodial Account for


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Reserves shall each bear a designation clearly showing the respective interests of the applicable Servicer, as trustee, and of the Master Servicer, in substantially one of the following forms:

         (a) With respect to the Custodial Account for P&I: (i) [Servicer"s Name], as agent, trustee and/or bailee of principal and interest custodial account for PNC Mortgage Securities Corp., its successors and assigns, for various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer"s Name] in trust for PNC Mortgage Securities Corp.;

         (b) With respect to the Custodial Account for Reserves: (i) [Servicer"s Name], as agent, trustee and/or bailee of taxes and insurance custodial account for PNC Mortgage Securities Corp., its successors and assigns for various mortgagors and/or various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer"s Name] in trust for PNC Mortgage Securities Corp. and various Mortgagors.

    Section 3.03.  THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS.

    (a) Not later than the Withdrawal Date, the Master Servicer shall withdraw or direct the withdrawal of funds in the Custodial Accounts for P&I, for deposit in the Certificate Account or Investment Account at the Master Servicer"s option, in an amount representing:

         (i) Scheduled installments of principal and interest on the Mortgage Loans received or advanced by the applicable Servicer which were due on the Due Date prior to such Withdrawal Date, net of Servicing Fees due the applicable Servicer and less any amounts to be withdrawn later by the applicable Servicer from the applicable Buydown Fund Accounts;

         (ii) Payoffs and the proceeds of other types of liquidations of Mortgage Loans received by the applicable Servicer for such Mortgage Loans during the applicable period, with interest to the date of Payoff or liquidation less any amounts to be withdrawn later by the applicable Servicer from the applicable Buydown Fund Accounts; and

         (iii) Curtailments received by the applicable Servicer in the Prior Period.

    In addition, the Master Servicer may, at its option, withdraw or direct the withdrawal, for deposit in the Investment Account, of any funds in the Certificate Account to be distributed on the related Distribution Date.

    At its option, the Master Servicer may invest funds withdrawn from the Custodial Accounts for P&I, as well as any Buydown Funds, Insurance Proceeds and Liquidation Proceeds previously received by the Master Servicer (including amounts paid by the Company in respect of any Purchase Obligation or its substitution obligations set forth in Section 2.02 or Section 2.03 or in connection with the exercise of the option to terminate this Agreement pursuant to Section 9.01) for its own account and at its own risk, during any period prior to their deposit in the Certificate Account. Such funds, as well as any funds which were withdrawn from the Custodial Accounts for P&I on or before the Withdrawal Date, but not yet deposited into the Certificate Account, shall immediately be deposited by the Master Servicer with the Investment Depository in an Investment Account in the name of the Master Servicer and the Trustee for investment only as set forth in this


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Section 3.03. The Master Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit such funds, net of any gains (except Payoff Earnings) earned thereon, in the Certificate Account.

    (b) Funds held in the Investment Account shall be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

    Section 3.04. THE CERTIFICATE ACCOUNT. Not later than the Business Day prior to the related Distribution Date, the Master Servicer shall deposit the amounts previously deposited into the Investment Account (which may include a deposit of Eligible Investments) to which the Mortgage Trust Certificateholders and the Class R-1 Certificateholders are entitled into the Certificate Account. In addition, not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit into the Certificate Account any Monthly P&I Advances or other payments required to be made by the Master Servicer pursuant to Section 4.03 of this Agreement and any Insurance Proceeds or Liquidation Proceeds (including amounts paid by the Company in respect of any Purchase Obligation or in connection with the exercise of its option to terminate this Agreement pursuant to Section 9.01) not previously deposited in the Custodial Accounts for P&I or the Investment Account.

    Section 3.05. PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT AND CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN FUNDS FROM THE BUYDOWN FUND ACCOUNTS.

    (a) The Master Servicer is authorized to make withdrawals, from time to time, from the Certificate Account or the Custodial Account for P&I, as applicable, of amounts deposited therein in respect of the Certificates, as follows:

         (i) To reimburse itself or the applicable Servicer for Monthly P&I Advances made pursuant to Section 4.03 or a Selling and Servicing Contract, the Master Servicer"s right to reimburse itself or such Servicer pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Monthly P&I Advance was made;

         (ii) To reimburse itself or the applicable Servicer for amounts expended by or for the account of the Master Servicer pursuant to Section
    3.09 or amounts expended by such Servicer pursuant to the Selling and Servicing Contracts in connection with the restoration of property damaged by an Uninsured Cause or in connection with the liquidation of a Mortgage Loan;

         (iii) To pay to itself the Master Servicing Fee (net of Compensating Interest reduced by Payoff Earnings and Payoff Interest) as to which no prior withdrawals from funds deposited by the Master Servicer have been made;


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

         (iv) To reimburse itself or the applicable Servicer for advances which the Master Servicer has determined to be Nonrecoverable Advances;

         (v) To pay to itself reinvestment earnings deposited or earned in the Certificate Account (net of reinvestment losses) to which it is entitled and to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 6.03;

         (vi) To deposit amounts in the Investment Account representing amounts in the Certificate Account not required to be on deposit therein at the time of such withdrawal; and

    after making or providing for the above withdrawals

         (vii) To make payments to Certificateholders on behalf of the Trustee in the amounts and in the manner provided for in Section 4.01 and Section
    4.05 and as otherwise required or permitted by this Agreement; and

         (viii)  To clear and terminate the Certificate Account pursuant to
    Section 9.01.

    Since, in connection with withdrawals pursuant to paragraphs (i) and (ii), the Master Servicer"s entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer or the applicable Servicer shall keep and maintain separate accounting for each Mortgage Loan, for the purpose of justifying any such withdrawals.

    (b) The Master Servicer (or the applicable Servicer, if such Servicer holds and maintains a Buydown Fund Account) is authorized to make withdrawals, from time to time, from the Buydown Fund Account or Custodial Account for P&I of the following amounts of Buydown Funds:

         (i) to deposit each month in the Investment Account the amount necessary to supplement payments received on Buydown Loans;

         (ii) in the event of a Payoff of any Mortgage Loan having a related Buydown Fund, to apply amounts remaining in Buydown Fund Accounts to reduce the required amount of such principal Payoff (or, if the Mortgagor has made a Payoff, to refund such remaining Buydown Fund amounts to the Person entitled thereto);

         (iii) in the event of foreclosure or liquidation of any Mortgage Loan having a Buydown Fund, to deposit remaining Buydown Fund amounts in the Investment Account as Liquidation Proceeds; and

         (iv) to clear and terminate the portion of any account representing Buydown Funds pursuant to Section 9.01.

    (c) The Trustee is authorized to make withdrawals from time to time from the Certificate Account to reimburse itself for advances it has made pursuant to
Section 7.01(a) hereof that it has determined to be Nonrecoverable Advances.


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    Section 3.06.  MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTIONS
THEREUNDER. The Master Servicer and the applicable Servicer shall use their best reasonable efforts to keep in full force and effect each Primary Insurance Policy required with respect to a Mortgage Loan, in the manner set forth in the applicable Selling and Servicing Contract, until no longer required. Notwithstanding the foregoing, the Master Servicer shall have no obligation to maintain such Primary Insurance Policy for a Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the value of the related Mortgaged Property (as determined by the appraisal obtained at the time of origination).

    Unless required by applicable law, neither the Master Servicer nor any Servicer shall cancel or refuse to renew any such Primary Insurance Policy in effect at the date of the initial issuance of the Certificates that is required to be kept in force hereunder; provided, however, that neither the Master Servicer nor any Servicer shall advance funds for the payment of any premium due under any Primary Insurance Policy if it shall determine that such an advance would be a Nonrecoverable Advance.

    Section 3.07. MAINTENANCE OF HAZARD INSURANCE. The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage Loan, except in cases approved by the Master Servicer in which such amount exceeds the value of the improvements to the Mortgaged Property. The Master Servicer shall also require fire insurance with extended coverage in a comparable amount on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan). Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property) shall be deposited into the Custodial Account for P&I, subject to withdrawal pursuant to the applicable Selling and Servicing Contract and pursuant to Section 3.03 and Section 3.05. Any unreimbursed costs incurred in maintaining any insurance described in this Section 3.07 shall be recoverable as an advance by the Master Servicer from the Certificate Account. Such insurance shall be with insurers approved by the Master Servicer and FNMA or FHLMC. Other additional insurance may be required of a Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Where any part of any improvement to the Mortgaged Property (other than a Mortgaged Property secured by a Cooperative Loan) is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the Master Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this Section 3.07 may be met with blanket policies providing protection equivalent to individual policies otherwise required. The Master Servicer or the applicable Servicer shall be responsible for paying any deductible amount on any such blanket policy. The Master Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Trustee and Certificateholders, claims under the hazard insurance policy respecting any Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.

    Section 3.08. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. When any Mortgaged Property is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise on behalf of the Trustee the Trustee"s rights to accelerate the maturity of such Mortgage Loan, to the extent that such acceleration is permitted by the terms of


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the related Mortgage Note, under any "due-on-sale" clause applicable thereto;
provided, however, that the Master Servicer shall not exercise any such right if the due-on-sale clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or if such exercise would result in non-coverage of any resulting loss that would otherwise be covered under any insurance policy. In the event the Master Servicer is prohibited from exercising such right, the Master Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom a Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law or unless the Mortgage Note contains a provision allowing a qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by any related Primary Insurance Policy. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Servicer for entering into an assumption or substitution of liability agreement shall be retained by such Servicer as additional servicing compensation.

    Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

    Section 3.09. REALIZATION UPON DEFAULTED MORTGAGE LOANS. The Master Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Mortgaged Property securing a Mortgage Loan which comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. In lieu of such foreclosure or other conversion, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the Master Servicer may, to the extent consistent with prudent mortgage loan servicing practices, accept a payment of less than the outstanding Principal Balance of a delinquent Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and the Master Servicer determines that it would be imprudent to do so. In connection with such foreclosure or other conversion, the Master Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Mortgaged Property from an Uninsured Cause, the Master Servicer shall not be required to advance its own funds towards the restoration of the property unless it shall be determined in the sole judgment of the Master Servicer, (i) that such restoration will increase the proceeds of liquidation of the


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Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as an advance. The Master Servicer shall maintain information required for tax reporting purposes regarding any Mortgaged Property which is abandoned or which has been foreclosed or otherwise comparably converted. The Master Servicer shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

    The Mortgage Trust Fund shall not acquire any real property (or personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that the Mortgage Trust Fund acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Master Servicer within two years after its acquisition by the Master Servicer for the Mortgage Trust Fund, unless the Master Servicer provides to the Trustee an Opinion of Counsel to the effect that the holding by the Mortgage Trust Fund of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Mortgage Trust Fund as defined in Section 860F of the Code or cause the Mortgage Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each such property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of
Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such property. Additionally, the Master Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers" Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

    Notwithstanding any other provision of this Agreement, the Master Servicer shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a


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"controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to either REMIC, the Mortgage Trust Fund, the Certificate Trust Fund or the depositor. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

    Section 3.10. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. Upon the Payoff or scheduled maturity of any Mortgage Loan, the Master Servicer shall cause such final payment to be immediately deposited in the related Custodial Account for P&I or the Investment Account. Upon notice thereof, the Master Servicer shall promptly notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall, not later than the fifth succeeding Business Day, release the related Mortgage File to the Master Servicer or the applicable Servicer indicated in such request. With any such Payoff or other final payment, the Master Servicer is authorized to prepare for and procure from the trustee or mortgagee under the Mortgage which secured the Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage Note in connection with a refinancing covering the Mortgaged Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the Master Servicer to the person or persons entitled thereto. No expenses incurred in connection with such satisfaction or assignment shall be payable to the Master Servicer by the Trustee or from the Certificate Account, the Investment Account or the related Custodial Account for P&I. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Trustee shall, upon request of the Master Servicer and delivery to it of a trust receipt signed by a Servicing Officer, release not later than the fifth Business Day following the date of receipt of such request the related Mortgage File to the Master Servicer or the related Servicer as indicated by the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee to the Master Servicer.

    Section 3.11. COMPENSATION TO THE MASTER SERVICER AND THE SERVICERS. As compensation for its activities hereunder, the Master Servicer shall be entitled to withdraw from the Certificate Account the amounts provided for by Section 3.05(a)(iii). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including the Trustee"s fees and shall not be entitled to reimbursement therefor, except as specifically provided herein.

    As compensation for its activities under the applicable Selling and Servicing Contract, the applicable Servicer shall be entitled to withhold or withdraw from the Custodial Account for P&I the amounts provided for in such Selling and Servicing Contract. Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Selling and Servicing Contract (including payment of premiums for Primary Insurance Policies, if required) and shall not be entitled to reimbursement therefor except as specifically provided in such Selling and Servicing Contract and not inconsistent with this Agreement.


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    Section 3.12.  REPORTS TO THE TRUSTEE; CERTIFICATE ACCOUNT STATEMENT. Not
later than 15 days after each Distribution Date, the Master Servicer shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04 and each category of withdrawal specified in Section 3.05, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). Such statement shall be provided to any Certificateholder upon request or by the Trustee to any Certificateholder at the expense of the Master Servicer and shall also, to the extent available, include information regarding delinquencies on the Mortgage Loans, indicating the number and aggregate Principal Balance of Mortgage Loans which are one, two, three or more months delinquent, the number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated and the book value of any Mortgaged Property acquired by the Mortgage Trust Fund through foreclosure, deed in lieu of foreclosure or other exercise of the Mortgage Trust Fund"s security interest in the Mortgaged Property.

    Section 3.13. ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer shall deliver to the Trustee, on or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, an Officer"s Certificate stating as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and performance under this Agreement has been made under such officer"s supervision, and (ii) to the best of such officer"s knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Master Servicer to Certificateholders upon request or by the Trustee (solely to the extent that such copies are available to the Trustee) at the expense of the Master Servicer, should the Master Servicer fail to so provide such copies.

    Section 3.14.  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING
THE MORTGAGE LOANS. In the event that the Certificates are legal for investment by federally-insured savings associations, the Master Servicer shall provide to the OTS, the FDIC and the supervisory agents and examiners of the OTS and the FDIC access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS or the FDIC, as applicable, and shall in any event provide such access to the documentation regarding the Mortgage Loans to the Trustee and its representatives, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

    Section 3.15. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS" SERVICING REPORT. On or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, the Master Servicer, at its expense, shall cause a firm of independent public accountants to furnish a statement to the Trustee to the effect that, in connection with the firm"s examination of the Master Servicer"s financial statements as of the previous December 31, nothing came to their attention that indicated that the Master Servicer was not in compliance with Section 3.02, Section 3.03, Section 3.04, Section 3.05, Section 3.11, Section 3.12 and Section 3.13 of this Agreement, except for (i) such exceptions as such firm believes to be immaterial, and (ii) such other exceptions as are set forth in such statement.


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    Section 3.16.  MAINTENANCE OF THE RESERVE FUND; COLLECTIONS THEREUNDER. On
or prior to the Closing Date, the Master Servicer shall cause to be established and maintained the Reserve Fund in the Reserve Fund Initial Amount to provide coverage to the Class A3-L Certificates for Uncompensated Interest Shortfall allocable to such Certificates. With respect to any Distribution Date where the Master Servicer determines that an Uncompensated Interest Shortfall exists, the Master Servicer shall determine the amount of the Uncompensated Interest Shortfall allocable to the Class A3-L Certificates on such Distribution Date and shall notify the Trustee by the related Withdrawal Date of such amount. In accordance with Section 4.03(b), the Trustee shall then withdraw from the Reserve Fund, to the extent funds are available therein, any amounts needed to cover such amount of Uncompensated Interest Shortfall allocable to the Class A3-L Certificates. Withdrawals from the Reserve Fund made pursuant to this
Section 3.16 for such Distribution Date shall be distributed pursuant to Section
4.01 to the Class A3-L Certificates as interest thereon pro rata according to the amount of Uncompensated Interest Shortfall otherwise allocable to such Class A3-L Certificates. Upon depletion of the Reserve Fund, any Uncompensated Interest Shortfall allocable to the Class A3-L Certificates will not be made up from any other source.

    Any amounts withdrawn by the Trustee from the Reserve Fund shall be deposited in the Certificate Account for distribution to the Class A3-L Certificateholders as described in the immediately preceding paragraph.

    Upon termination of the Mortgage Trust Fund and the Certificate Trust Fund, the Master Servicer shall promptly remit to the Underwriter any amounts at that time remaining in the Reserve Fund.

    Amounts on deposit in the Reserve Fund shall not be invested.

    The Reserve Fund established hereunder, to the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, shall be an "outside reserve fund" as defined in Treasury Regulation 1.860G-2(h), and in that regard
(i) such fund shall be an outside reserve fund and not an asset of the REMIC,
(ii) such fund shall be owned for federal tax purposes by the Underwriter and the Underwriter shall report all amounts of income, deduction, gain or loss accruing therefrom, and (iii) amounts transferred by the REMIC to the Reserve Fund shall be treated as distributed by the REMIC to the Underwriter.

    Section 3.17.  [RESERVED.]

    Section 3.18.  [RESERVED.]

    Section 3.19.  [RESERVED.]

    Section 3.20.  [RESERVED.]

    Section 3.21. ASSUMPTION OR TERMINATION OF SELLING AND SERVICING CONTRACTS BY TRUSTEE. In the event the Company or any successor Master Servicer shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee as trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool unless the Trustee elects to terminate the Selling and Servicing Contracts with respect to the


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Mortgage Loans in the Mortgage Pool in accordance with the terms thereof. The
Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer"s interest therein with respect to the Mortgage Loans and to have replaced the Master Servicer as a party to the Selling and Servicing Contracts to the same extent as if the rights and duties under the Selling and Servicing Contracts relating to the Mortgage Loans had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Selling and Servicing Contracts with respect to the Master Servicer"s duties to be performed prior to its termination hereunder.

    The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to the Selling and Servicing Contracts and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the Selling and Servicing Contracts relating to the Mortgage Loans to the assuming party.


                                      ARTICLE IV

                 PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

    Section 4.01.  DISTRIBUTIONS TO MORTGAGE TRUST CERTIFICATEHOLDERS.

    (a) On each Distribution Date, the Trustee (or any duly appointed Paying Agent) (i) shall be deemed to have distributed from the Certificate Account the Mortgage Trust Certificate Distribution Amount to the Mortgage Trust Certificateholders and to have deposited such amount for their benefit into the Certificate Account, (ii) from the Certificate Account shall distribute to the Class R-1 Certificateholders the sum of (a) Excess Liquidation Proceeds and (b) the amounts to be distributed to the Class R-1 Certificateholders pursuant to the definition of "Mortgage Trust Certificate Distribution Amount" herein for such Distribution Date and (iii) withdraw from the Certificate Account the amounts specified in Section 3.16 and be deemed to have distributed the amounts so withdrawn to the Class A3-L Certificates in accordance with such Section 3.16 and to have deposited such amount for their benefit into the Certificate Account, all in accordance with written statements received from the Master Servicer pursuant to Sections 4.03(b) and 4.03(c), by wire transfer in immediately available funds for the account of each Certificateholder, or by any other means of payment acceptable to each Mortgage Trust Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register. Notwithstanding any other provision of this Agreement, no actual distributions pursuant to clause (i) of this Section 4.01(a) shall be made on account of the deemed distributions described in this paragraph except in the event of a liquidation of the Certificate Trust Fund and not the Mortgage Trust Fund.

    (b) All reductions in the Certificate Principal Balance of a Mortgage Trust Certificate effected by distributions of principal or allocations of Realized Losses with respect to Mortgage Loans made on any Distribution Date shall be binding upon all Holders of such Mortgage Trust Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Mortgage Trust Certificate. The final distribution of principal of each Mortgage Trust Certificate (and the final distribution with


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

respect to the Class R-1 Certificates upon termination of the Mortgage Trust
Fund) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.01(c)(ii) or Section 9.01(b).

    (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds and Liquidation Proceeds received and expected to be received during the previous calendar month, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Mortgage Trust Certificates will become distributable on the next Distribution Date, the Trustee, as Holder of the Mortgage Trust Certificates, will be deemed to have notice that:

         (i) each such Mortgage Trust Certificate is to be so retired,

         (ii) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

         (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon cancellation of such Mortgage Trust Certificate by the Trustee, and (B) no interest shall accrue on such Mortgage Trust Certificate after such Distribution Date.

    Section 4.02. STATEMENTS TO MORTGAGE TRUST CERTIFICATEHOLDERS. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the Trustee (and to the Company if the Company is no longer acting as Master Servicer), and the Trustee shall forward to each Mortgage Trust Certificateholder a statement setting forth, to the extent applicable, the amount of such distribution that represents principal, if any, and the amount that represents interest, and such Certificateholder"s current Certificate Principal Balance, if any, after giving effect to the distribution of principal made on such Distribution Date.

    Upon request by any Mortgage Trust Certificateholder or the Trustee, the Master Servicer shall forward to such Certificateholder, the Trustee, and the Company (if the Company is no longer acting as Master Servicer), an additional report which sets forth with respect to the Mortgage Loans:

         (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

         (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) number, aggregate book value and aggregate Principal Balance of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee"s security interest in the Mortgage Loans;

         (c) The amount of Special Hazard Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;


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         (d) The amount of Bankruptcy Coverage available to the Senior
    Certificates remaining as of the close of business on the applicable Determination Date;

         (e) The amount of Fraud Coverage available to the Senior
    Certificates remaining as of the close of business on the applicable Determination Date;

         (f) The amount of coverage available to the Class A3-L Certificates under the Reserve Fund as of the close of business on the applicable Determination Date; and

         (g) The amount of Realized Losses allocable to the Mortgage Trust Certificates on the related Distribution Date and the cumulative amount of Realized Losses allocated to such Certificates since the Cut-Off Date.

    Upon request by any Mortgage Trust Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting
Certificateholder with such information as is necessary and appropriate, in the Master Servicer"s sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

    Section 4.03. ADVANCES BY THE MASTER SERVICER; DISTRIBUTION REPORTS TO THE TRUSTEE.

    (a) To the extent described below, the Master Servicer is obligated to advance its own funds to the Certificate Account to cover any shortfall between
(i) payments scheduled to be received in respect of the Mortgage Loans, and (ii) the amounts actually deposited in the Certificate Account on account of such payments. The Master Servicer"s obligation to make any advance or advances described in this Section 4.03 is effective only to the extent that such advance is, in the good faith judgment of the Master Servicer made on or before the Business Day immediately following the Withdrawal Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise.

    Prior to the close of business on the Business Day immediately following each Withdrawal Date, the Master Servicer shall determine whether or not it will make a Monthly P&I Advance on the next succeeding Distribution Date (in the event that the applicable Servicer fails to make such advances) and shall furnish a statement to the Trustee, the Paying Agent, if any, and to any Mortgage Trust Certificateholder, Certificate Trust Certificateholder or Residual Certificateholder requesting the same, setting forth the aggregate amount to be distributed on the next succeeding Distribution Date on account of principal and interest, stated separately. In the event that full scheduled amounts of principal and interest shall not have been received by or on behalf of the Master Servicer prior to such Determination Date and the Master Servicer shall have determined that a Monthly P&I Advance shall be made in accordance with this Section 4.03, the Master Servicer shall so specify and shall specify the aggregate amount of such advance.

    In the event that the Master Servicer shall be required to make a Monthly P&I Advance, it shall on the Business Day prior to the related Distribution Date either (i) deposit in the Certificate Account an amount equal to such Monthly P&I Advance, (ii) make an appropriate entry in the records of the Certificate Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 4.03, used by the Master Servicer to make such Monthly P&I Advance, or (iii) make advances in the form of any


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

combination of (i) and (ii) aggregating the amount of such Monthly P&I Advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer by deposit in the Certificate Account on the Business Day immediately preceding any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date shall be less than payments to Certificateholders required to be made on such date. Under each Selling and Servicing Contract, the Master Servicer is entitled to receive from the Custodial Accounts for P&I amounts received by the applicable Servicer on particular Mortgage Loans as late payments of principal and interest or as Liquidation or Insurance Proceeds and respecting which the Master Servicer has made an unreimbursed advance of principal and interest. The Master Servicer is also entitled to receive other amounts from the Custodial Accounts for P&I to reimburse itself for prior Nonrecoverable Advances respecting Mortgage Loans serviced by the applicable Servicer. The Master Servicer shall deposit these amounts in the Certificate Account prior to withdrawal pursuant to Section 3.05.

    In accordance with Section 3.05, Monthly P&I Advances are reimbursable to the Master Servicer from cash in the Certificate Account to the extent that the Master Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Section 4.04.

    (b) If, for any Determination Date, the Master Servicer determines that there will be an Uncompensated Interest Shortfall, upon notice from the Master Servicer to the Trustee on the applicable Withdrawal Date, the Trustee shall make, or cause to be made, as applicable, a Withdrawal from the Reserve Fund and deposit in the Certificate Account the amount of such Uncompensated Interest Shortfall allocable to the Class A3-L Certificates, to the extent of the amounts remaining in the Reserve Fund after applicable Withdrawals.

    (c) At least three Business Days prior to each Distribution Date, the Master Servicer shall provide the Trustee with a statement regarding the amount of principal and interest, the Residual Distribution Amount and the Excess Liquidation Proceeds to be distributed to each Class of Mortgage Trust Certificates, each Class of Certificate Trust Certificates and each Class of Residual Certificates on such Distribution Date (such amounts to be determined in accordance with the definitions of "Mortgage Trust Certificate Distribution Amount" and "Certificate Trust Certificate Distribution Amount," Section 4.01 and Section 4.05 hereof and other related definitions set forth in Article I hereof).

    Section 4.04. NONRECOVERABLE ADVANCES. Any advance previously made by the applicable Servicer pursuant to its Selling and Servicing Contract or by the Master Servicer that the Master Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise of related Mortgage Loans or recoverable as late Monthly Payments with respect to related Mortgage Loans shall be a Nonrecoverable Advance. The determination by the Master Servicer that it or the applicable Servicer has made a Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer"s Certificate of the Master Servicer delivered to the Trustee on the Determination Date and detailing the reasons for such determination. Notwithstanding any other provision of this Agreement, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Company or the Master Servicer is a party, (a) the Company, the Master Servicer, and each Servicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, the Company, the Master Servicer, or such Servicer shall determine would be a Nonrecoverable Advance, and (b) the


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Company, the Master Servicer, and each Servicer shall be entitled to reimbursement for any advance as provided in Section 3.05(a)(i), (ii) and (iv) of this Agreement.

    Section 4.05.  CERTIFICATE TRUST DISTRIBUTIONS.

    (a) On each Distribution Date, the Trustee (or any duly appointed paying agent) shall withdraw from the Certificate Account, (i) the Certificate Trust Available Distribution Amount for such Distribution Date and shall distribute, from the amount so withdrawn, to the extent of the Certificate Trust Available Distribution Amount, the Certificate Trust Certificate Distribution Amount to the Certificate Trust Certificates and Class R Certificates and (ii) the amounts deposited into the Certificate Account pursuant to Section 4.01(a)(iii) for such Distribution Date and shall distribute, from the amount so withdrawn, such amount to the Class A-3 Certificates, by wire transfer in immediately available funds for the account of, or by check mailed to, each Certificate Trust Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificate Trust Certificateholder and at the address of such Holder appearing in the Certificate Register.

    (b) All reductions in the Certificate Principal Balance of a Certificate Trust Certificate effected by distributions of principal and all allocations of Realized Losses made on any Distribution Date shall be binding upon all Holders of such Certificate Trust Certificate and of any Certificate Trust Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate Trust Certificate (and the final distribution upon the Class R Certificates upon the termination of the Certificate Trust Fund) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.05(c)(ii) and Section 9.01(b).

    (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds or Liquidation Proceeds received and expected to be received during the Prior Period, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Certificate Trust Certificates will become distributable on the next Distribution Date, the Trustee shall, no later than the 18th day of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate Trust Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agency a notice to the effect that:

         (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

         (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate Trust Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate Trust Certificate after such Distribution Date.

    Section 4.06. STATEMENTS TO CERTIFICATE TRUST CERTIFICATEHOLDERS. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward


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to the Trustee (and to the Company if the Company is no longer acting as Master
Servicer), and the Trustee shall forward to each Certificate Trust Certificateholder and Class R Certificateholder, a statement setting forth, to the extent applicable: the amount of such distribution that represents principal and the amount that represents interest of such Certificateholder"s current Certificate Principal Balance, if any, after giving effect to the distribution of principal made on such Distribution Date.

    Upon request by any Certificate Trust Certificateholder, Class R Certificateholder or the Trustee, the Master Servicer shall forward to such Certificate Trust Certificateholder or Class R Certificateholder, the Trustee and the Company (if the Company is no longer acting as Master Servicer) an additional report which sets forth with respect to the Mortgage Loans:

         (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

         (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee"s security interest in the Mortgage Loans;

         (c) The amount of Special Hazard Coverage available to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class X, Class P and Class R Certificates remaining as of the close of business on the applicable Determination Date;

         (d) The amount of Bankruptcy Coverage available to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class X, Class P and Class R Certificates remaining as of the close of business on the applicable Determination Date;

         (e) The amount of Fraud Coverage available to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class X, Class P and Class R Certificates remaining as of the close of business on the applicable Determination Date;

         (f) The amount of coverage available to the Class A-3 Certificates under the Reserve Fund as of the close of business on the applicable Determination Date; and

         (g) The amount of Realized Losses allocable to the Certificate Trust Certificates and Class R Certificates on the related
    Distribution Date and the cumulative amount of Realized Losses allocated to such Certificates since the Cut-Off Date.

    Upon request by any Certificate Trust Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is


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necessary and appropriate, in the Master Servicer"s sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.


                                      ARTICLE V

                                   THE CERTIFICATES

    Section 5.01.  THE CERTIFICATES.

    (a) The Regular Interest Certificates and the Residual Certificates shall be substantially in the forms set forth in Exhibits A, B and C attached hereto, and shall be executed by the Trustee, authenticated by the Trustee (or any duly appointed Authenticating Agent) and delivered to or upon the order of the Company upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be issuable in Authorized Denominations evidencing Percentage Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by authorized officers of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

    (b) The following definitions apply for purposes of this Section 5.01:
"Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

    (c) Restrictions on Transfers of the Residual Certificates to Disqualified Organizations are set forth in this Section 5.01(c).

      (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under


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    clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

         (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

         (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit J from the proposed Transferee, in form and substance satisfactory to the Company, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.01(c) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Company, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

         (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

         (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest
    (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit J; (ii) to obtain the express written consent of the Company prior to any transfer of such Ownership Interest, which consent may be withheld in the Company"s sole discretion; and (iii) to provide a certificate to the Trustee in the form attached hereto as Exhibit I.

         (ii) The Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

         (iii) (A) If any "disqualified organization" (as defined in Section 860E(e)(5) of the Code) shall become a holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations


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    as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a holder of a Residual Certificate, then the last preceding holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.01(c) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

         (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 5.01(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Company shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Company on such terms as the Company may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Company. Such purchaser may be the Company itself or any affiliate of the Company. The proceeds of such sale, net of the commissions (which may include commissions payable to the Company or its affiliates), expenses and taxes due, if any, shall be remitted by the Company to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Company, and the Company shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

         (iv) The Company, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Company from such Person.

         (v) The provisions of this Section 5.01 set forth prior to this Section (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:


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              (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current Ratings of the Certificates; and

              (B) an Opinion of Counsel, in form and substance satisfactory to the Company (as evidenced by a certificate of the Company), to the effect that such modification, addition to or absence of such provisions will not cause the Mortgage Trust Fund or the Certificate Trust Fund to cease to qualify as a REMIC and will not create a risk that (1) the Mortgage Trust Fund or the Certificate Trust Fund may be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

         (vi) The following legend shall appear on all Residual Certificates:

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE,
         (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR
         (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [R] [R-1] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS [R] [R-1] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.


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         (vii)  Each Holder of the Residual Certificates issued hereunder having an Authorized Denomination of 0.01%, while not a Disqualified Organization, is the Tax Matters Person for the related REMIC.

    (d) In the case of any Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 or Residual Certificate presented for registration in the name of an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, the Trustee shall require (i) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the purchase or holding of a Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 or Residual Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Company or (ii) only in the case of a Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificate, an officer"s certificate acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the transferee is an insurance company, the source of funds to be used by it to purchase the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60, which officer"s certificate shall not be an expense of the Trustee, the Master Servicer or the Company.

    (e) No transfer, sale, pledge or other disposition of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with this Section 5.01(e) or Section 5.01(f). Each Person who, at any time, acquires any ownership interest in any Class B-4, Class B-5 or Class B-6 Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions of this Section 5.01(e) and Section 5.01(f), as applicable. No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be deemed to be made in accordance with this Section 5.01(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Trustee may conclusively rely, which establishes or establish to the Trustee"s satisfaction that such transfer is exempt from the registration requirements under the Securities Act, as follows: In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Trustee in writing, in substantially the form attached hereto as Exhibit F, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer, and that the Certificateholder"s proposed transferee certify to the Trustee in writing, in substantially the form attached hereto as Exhibit G, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee shall require an Opinion of Counsel satisfactory to it that such transfer


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may be made without registration, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Trust Fund or the Company. Such Opinion of Counsel shall allow for the forwarding, and the Trustee shall forward, a copy thereof to the Rating Agency. Notwithstanding the foregoing, any Class B-4, Class B-5 or Class B-6 Certificate may be transferred, sold, pledged or otherwise disposed of in accordance with the requirements set forth in Section 5.01(f).

    (f) Transfers of Class B-4, Class B-5 or Class B-6 Certificates may be made in accordance with this Section 5.01(f) if the proposed transferee of such Certificate provides the Trustee and the Company with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trustee or the Company, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee or the Company with Annex 1 or Annex 2 to the form of Exhibit L attached hereto if the Company so consents prior to each such transfer. Such transfers shall be deemed to have complied with the requirements of this Section 5.01(f). The Holder of a Certificate desiring to effect such transfer does hereby agree to indemnify the Trustee, the Company, and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement.

    Section 5.02. CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF PRINCIPAL AND INTEREST; AUTHORIZED DENOMINATIONS. The aggregate principal amount of Mortgage Trust Certificates or the Certificate Trust Certificates, as applicable, that may be authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to
Section 5.03. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Remittance Rates, initial Class Principal Balances and last scheduled Distribution Dates as specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates of which the Class Principal Balance equals zero as of the Cut-Off Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

    Section 5.03. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. The Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to Section 10.06. The Trustee hereby appoints itself as the initial Certificate Registrar.

    Upon surrender for registration of transfer of any Certificate at the office or agency maintained for such purpose pursuant to Section 6.05, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations of like Percentage


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Interest. At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations of like Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder"s attorney duly authorized in writing.

    A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

    All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.

    Section 5.04. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (i) any mutilated Certificate is surrendered to the Trustee or any Authenticating Agent, or (ii) the Trustee or any Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or any Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. Upon the issuance of any new Certificate under this Section 5.04, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the Mortgage Trust Fund or the Certificate Trust Fund, as applicable, as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

    Section 5.05. PERSONS DEEMED OWNERS. The Company, the Master Servicer, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and Section 4.05 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer or the Trustee shall be affected by notice to the contrary.

    Section 5.06. TEMPORARY CERTIFICATES. Upon the initial issuance of the Certificates, the Trustee may execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A, B and C hereto as the Trustee"s officers executing such Certificates may determine, as evidenced by their



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execution of the Certificates.  Notwithstanding the foregoing, the Certificates may remain in the form set forth in this definition of "Temporary Certificates."

    If temporary Certificates are issued, the Trustee shall cause definitive Certificates to be prepared within ten Business Days of the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section 5.10 hereof, without charge to the holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Master Servicer. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

    Section 5.07. BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES. Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company, except that one Book-Entry Certificate of each Class of Book-Entry Certificates may be issued in a denomination less than $1 and, if so issued, shall be held in physical certificate form directly by the holder thereof. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder"s interest in any Class of Book-Entry Certificate, except as provided above and in Section 5.09. Each Book-Entry Certificate shall bear the following legend:

    Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
    DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.09:

         (a) the provisions of this Section 5.07 shall be in full force and effect with respect to the Book-Entry Certificates;

         (b) the Master Servicer and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;


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         (c) to the extent that the provisions of this Section 5.07 conflict with any other provisions of this Agreement, the provisions of this Section
    5.07 shall control; and

         (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depositary Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.09, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

    For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

    Section 5.08. NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 5.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants in accordance with its applicable rules, regulations and procedures.

    Section 5.09. DEFINITIVE CERTIFICATES. If (a) the Master Servicer notifies the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee or the Master Servicer is unable to locate a qualified successor, (b) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Certificateholders holding Book-Entry Certificates evidencing Percentage Interests aggregating not less than 66% of the aggregate Class Principal Balance of such Certificates advise the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such


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Definitive Certificates, and the Trustee shall recognize the Holders of
Definitive Certificates as Certificateholders hereunder.

    Section 5.10. OFFICE FOR TRANSFER OF CERTIFICATES. The Trustee shall maintain in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. First Trust of New York, National Association, 100 Wall Street, Suite 1600, New York, New York 10005,
Attention:  Glenn Anderson, is initially designated for said purposes.

                                      ARTICLE VI

                         THE COMPANY AND THE MASTER SERVICER

    Section 6.01. LIABILITY OF THE COMPANY AND THE MASTER SERVICER. The Company and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company or the Master Servicer, as applicable, herein.

    Section 6.02. MERGER OR CONSOLIDATION OF THE COMPANY OR THE MASTER SERVICER. Any corporation into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any corporation succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

    Section 6.03. LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER SERVICER AND OTHERS. Neither the Company nor the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Mortgage Trust Fund or the Certificate Trust Fund or the Certificateholders for any action taken by such Person or by a Servicer or for such Person"s or Servicer"s refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of duties and obligations hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Mortgage Trust Fund and the Certificate Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action which it may


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deem necessary or desirable with respect to the Mortgage Loans, this Agreement, the Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Mortgage Trust Fund and the Certificate Trust Fund and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

    Section 6.04. THE COMPANY AND MASTER SERVICER NOT TO RESIGN. The Company shall not resign from the obligations and duties (including, without limitation, its obligations and duties as initial Master Servicer) hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or any successor Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer"s responsibilities and obligations in accordance with Section 7.02 hereof.

    If the Company is no longer acting as Master Servicer, then the successor Master Servicer shall give prompt written notice to the Company of any information received by such successor Master Servicer which affects or relates to an ongoing obligation or right of the Company under this Agreement.


                                     ARTICLE VII

                                       DEFAULT

    Section 7.01. EVENTS OF DEFAULT. (a) In case one or more of the following Events of Default by the Company, either in its own capacity or in its capacity as Master Servicer or by a successor Master Servicer shall occur and be continuing, that is to say:

         (i) Any failure by the Master Servicer to distribute to Certificateholders any payment required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of ten days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund; or

         (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates


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    evidencing Percentage Interests aggregating not less than 25% of the
    Certificate Trust Fund; or

         (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (iv) The Master Servicer shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

         (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (vi) Any failure of the Master Servicer to make any Monthly P&I Advance (other than a Nonrecoverable Advance) which continues unremedied at the opening of business on the Distribution Date in respect of which such Monthly P&I Advance was to have been made;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee, or the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund, by notice in writing to the Company and the Master Servicer (and to the Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Trustee that such Event of Default has occurred and shall not have been remedied) may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Master Servicer, including its right to the Master Servicing Fee, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer"s responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts


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which shall at the time be credited by the Master Servicer to the Certificate
Account or thereafter be received with respect to the Mortgage Loans.

    Notwithstanding the foregoing, if an Event of Default described in clause
(vi) of this Section 7.01(a) shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly P&I Advances and other advances of its own funds, and the Trustee shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly P&I Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 7.01(a). Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date. If the Master Servicer shall within two Business Days following such suspension remit to the Trustee the amount of any Monthly P&I Advance the nonpayment of which by the Master Servicer was an Event of Default described in clause (vi) of this Section 7.01(a), the Trustee shall permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder. The Master Servicer agrees that it will reimburse the Trustee for actual, necessary and reasonable costs incurred by the Trustee because of action taken pursuant to clause (vi) of this
Section 7.01(a). The Master Servicer agrees that if an Event of Default as described in clause (vi) of this Section 7.01(a) shall occur more than two times in any twelve month period, the Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder.

    (b) In the event the Company is no longer acting as Master Servicer, in case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

         (i) Failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund; or

         (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

         (iv) The Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or


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    reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund, by notice in writing to the Company and the Trustee, may direct the Trustee in accordance with Section 10.03 to institute an action, suit or proceeding in its own name as Trustee hereunder to enforce the Company"s obligations hereunder.

    (c) In any circumstances in which this Agreement states that Certificateholders owning Certificates evidencing a certain percentage Percentage Interest in the Certificate Trust Fund may take certain action, such action shall be taken by the Trustee, but only if the requisite percentage of Certificate Trust Certificateholders required under this Agreement for taking like action or giving like instruction to the Trustee under this Agreement shall have so directed the Trustee in writing.

    Section 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer under this Agreement and under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising after the Master Servicer receives such notice of termination placed on the Master Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Master Servicer; provided, that the Trustee shall not under any circumstances be responsible for any representations and warranties or any Purchase Obligation of the Company or any liability incurred by the Master Servicer at or prior to the time the Master Servicer was terminated as Master Servicer and the Trustee shall not be obligated to make a Monthly P&I Advance if it is prohibited by law from so doing. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain or to withdraw from the Certificate Account if the Master Servicer had continued to act hereunder, except for those amounts due to the Master Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending any such appointment, the Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Trustee, be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

    Section 7.03. NOTIFICATION TO CERTIFICATEHOLDERS. Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.


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                                     ARTICLE VIII

                                CONCERNING THE TRUSTEE

    Section 8.01.    DUTIES OF TRUSTEE.

    (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person"s own affairs.

    (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or Master Servicer to the Trustee pursuant to this Agreement.

    (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

         (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; and

         (ii) The Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence Percentage Interests aggregating not less than 25% of the Certificate Trust Fund relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or relating to the exercise of any trust or power conferred upon the Trustee under this Agreement.

    (d) Within ten days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to the Rating Agency notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall


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transmit by mail to all Certificateholders (with a copy to the Rating Agency)
notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and Section 7.01(ii) no such notice to Certificateholders or to the Rating Agency shall be given until at least 30 days after the occurrence thereof.

    Section 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 8.01:

         (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer"s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

         (iii) The Trustee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security, if any, afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

         (v) The Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

         (vi) The Trustee shall not be deemed to have knowledge or notice of any matter, including without limitation an Event of Default, unless actually known by a Responsible Officer, or unless written notice thereof referencing this


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    Agreement or the Certificates is received at the Corporate Trust Office at the address set forth in Section 10.06.

    Section 8.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein (other than those relating to the due organization, power and authority of the Trustee) and in the Certificates (other than the execution of, and certificate of authentication on, the Certificates) shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loan. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer, the Servicers or the Company in respect of the Mortgage Loans or deposited into the Custodial Account for P&I, any Buydown Fund Account, or the Custodial Accounts for P&I by any Servicer or into the Investment Account, or the Certificate Account by the Master Servicer or the Company.

    Section 8.04. TRUSTEE MAY OWN CERTIFICATES. The Trustee or any agent or affiliate of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

    Section 8.05. THE MASTER SERVICER TO PAY TRUSTEE"S FEES AND EXPENSES. Subject to any separate written agreement with the Trustee, the Company, as Master Servicer, covenants and agrees to, and the Master Servicer shall, pay the Trustee from time to time, and the Trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Except as otherwise expressly provided herein, the Master Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of this Agreement and indemnify the Trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense or disbursement as may arise from its negligence or bad faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Trustee. The Master Servicer shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to the Mortgage Trust Fund or the Certificate Trust Fund required to be prepared or filed by the Trustee and shall indemnify the Trustee for any liability of the Trustee arising from any error in such returns.

    Section 8.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) acceptable to the Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible


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in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

    Section 8.07. RESIGNATION AND REMOVAL OF TRUSTEE. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

    If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

    The Holders of Certificates evidencing Percentage Interests aggregating more than 50% of the Certificate Trust Fund may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.

    Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

    Section 8.08. SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor shall deliver to the successor trustee all Mortgage Files, related documents, statements and all other property held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

    No successor trustee shall accept appointment as provided in this Section
8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 8.06.


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    Upon acceptance of appointment by a successor trustee as provided in this
Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register and (ii) the Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.

    Section 8.09. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such resulting or successor corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

    Section 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Mortgage Trust Fund or the Certificate Trust Fund may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Mortgage Trust Fund or the Certificate Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Mortgage Trust Fund or the Certificate Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

    In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Mortgage Trust Fund or the Certificate Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

    Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its


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acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

    Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

    Section 8.11. AUTHENTICATING AGENTS. The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee"s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

    Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

    Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.11, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.


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

    Section 8.12. PAYING AGENTS. The Trustee may appoint one or more Paying Agents which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01(a), 4.05(a) and Section 9.01(b) to the extent directed to do so by the Master Servicer. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

    Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 8.12.

    Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Master Servicer, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.12, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.


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

                                      ARTICLE IX

                                     TERMINATION

    Section 9.01. TERMINATION UPON REPURCHASE BY THE COMPANY OR LIQUIDATION OF ALL MORTGAGE LOANS.

    (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Master Servicer to make payments to Certificateholders as hereafter set forth, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby shall terminate upon (i) the repurchase by the Company pursuant to the following paragraph of this Section 9.01(a) of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Mortgage Trust Fund at a price equal, after the deduction of related advances, to the sum of (x) 100% of the aggregate outstanding Principal Balance of such Mortgage Loans (other than Liquidated Mortgage Loans) plus accrued interest at the applicable Pass-Through Rate with respect to such Mortgage Loan through the last day of the month of such repurchase, and (y) the appraised fair market value as of the effective date of the termination of the trust created hereby of (A) all property in the Mortgage Trust Fund which secured a Mortgage Loan and which was acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date, including related Insurance Proceeds, and (B) all other property in the Mortgage Trust Fund, any such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, or (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Mortgage Trust Fund or the disposition of all property acquired upon foreclosure in respect of any Mortgage Loan, and the payment to Certificateholders of all amounts required to be paid to them hereunder; provided, however, that in no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

    The Company may repurchase the outstanding Mortgage Loans and any Mortgaged Properties acquired by the Mortgage Trust Fund at the price stated in clause (i) of the preceding paragraph provided that the aggregate Principal Balance of the Mortgage Loans at the time of any such repurchase aggregates less than ten percent of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date. If such right is exercised, the Company shall provide to the Trustee (and to the Master Servicer, if the Company is no longer acting as Master Servicer) the written certification of an officer of the Company (which certification shall include a statement to the effect that all amounts required to be paid in order to repurchase the Mortgage Loans have been deposited in the Certificate Account) and the Trustee shall promptly execute all instruments as may be necessary to release and assign to the Company the Mortgage Files and any foreclosed Mortgaged Property pertaining to the Mortgage Trust Fund.

    (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by letter from the Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the "Termination Date"),
(ii) the amount of such final payment (the "Termination Payment") and (iii) that the Record Date otherwise applicable to the Distribution Date upon which


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

the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. Upon any such notice, the Certificate Account shall terminate subject to the Master Servicer"s obligation to hold all amounts payable to Certificateholders in trust without interest pending such payment.

    In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date, the Company shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Company may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

    Section 9.02.    ADDITIONAL TERMINATION REQUIREMENTS.

    (a) In the event the Company exercises its purchase option as provided in
Section 9.01, the Mortgage Trust Fund and the Certificate Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee shall have received an Opinion of Counsel to the effect that the failure of the Mortgage Trust Fund and the Certificate Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Mortgage Trust Fund and the Certificate Trust Fund as described in Section 860F of the Code, or (ii) cause the Mortgage Trust Fund and the Certificate Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

         (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company, in its capacity as agent of the Tax Matters Person shall prepare the documentation required and adopt a plan of complete liquidation on behalf of the Mortgage Trust Fund and the Certificate Trust Fund meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel, on behalf of the Mortgage Trust Fund and the Certificate Trust Fund; and

         (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Master Servicer as agent of the Trustee shall sell all of the assets of the Mortgage Trust Fund and the Certificate Trust Fund to the Company for cash in the amount specified in Section 9.01; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Master Servicer shall not sell any of the assets of the Mortgage Trust Fund and the Certificate Trust Fund prior to the close of that calendar quarter.

    (b) By its acceptance of any Residual Certificate, the Holder thereof hereby agrees to authorize the Company to adopt such a plan of complete liquidation upon the written request of the Company and to take such other action in connection therewith as may be reasonably requested by the Company.


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

    Section 9.03. TRUSTS IRREVOCABLE. Except as expressly provided herein, the trusts created hereby are irrevocable.


                                      ARTICLE X

                               MISCELLANEOUS PROVISIONS

    Section 10.01.   AMENDMENT.

    (a) This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; (iii) to comply with any requirements imposed by the Code or any regulations thereunder; (iv) to correct the description of any property at any time included in the Mortgage Trust Fund or the Certificate Trust Fund, or to assure the conveyance to the Trustee of any property included in the Mortgage Trust Fund or the Certificate Trust Fund; and (v) pursuant to Section 5.01(c)(v). No such amendment (other than one entered into pursuant to clause (iii) of the preceding sentence) shall adversely affect in any material respect the interest of any Certificateholder. Prior to entering into any amendment without the consent of Certificateholders pursuant to this paragraph, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under this paragraph. The placement of an "original issue discount" legend on, or any change required to correct any such legend previously place on, a Certificate shall not be deemed any amendment to this Agreement.

    (b) This Agreement may also be amended from time to time by the Company and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of the Certificate Trust Fund for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall, without the consent of the Holder of each Certificate affected thereby (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder"s Percentage Interest, the Remittance Rate or the Termination Payment with respect to any of the Certificates, (ii) reduce the percentage of Percentage Interests specified in this Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of the Mortgage Trust Fund or the Certificate Trust Fund, or (iv) modify any provision in any way which would permit an earlier retirement of the Certificates.

    Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

    It shall not be necessary for the consent of Certificateholders under this
Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the


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

authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

    Section 10.02. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or the comparable jurisdictions in which any Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

    Section 10.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Mortgage Trust Fund or the Certificate Trust Fund, nor entitle such Certificateholder"s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Mortgage Trust Fund or the Certificate Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

    No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the Mortgage Trust Fund or the Certificate Trust Fund or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01, Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

    No Certificateholder shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Certificate Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. However, the Trustee is under no obligation to exercise any of the extraordinary trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and


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

for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

    Section 10.04. ACCESS TO LIST OF CERTIFICATEHOLDERS. The Master Servicer shall furnish or cause to be furnished to the Trustee, within 30 days after receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

    If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such list from the Master Servicer, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants" request, the Trustee shall promptly request from the Master Servicer a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

    Every Certificateholder, by receiving and holding the same, agrees with the Master Servicer and the Trustee that neither the Master Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

    Section 10.05. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

    Section 10.06. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to (a) in the case of the Company, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention:
General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Company, (b) in the case of the Master Servicer, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention: General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Master Servicer, (c) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Master Servicer in writing by the Trustee, (d) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Trustee in writing by the Certificate Registrar, (e) in the case of DCR, 55 East Monroe St., Chicago, Illinois 60603, Attention: MBS Monitoring, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by DCR, and (f) in the case of Moody"s, 99 Church St., New York, New York 10007,
Attention: Mortgage Finance Group, Residential Surveillance Unit, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by Moody"s. Notices to the Rating Agency shall also be deemed to have been duly given if mailed by first class mail, postage prepaid,


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

to the above listed addresses of the Rating Agency. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

    Section 10.07. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

    Section 10.08. COUNTERPART SIGNATURES. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

    Section 10.09. BENEFITS OF AGREEMENT. Nothing in this Agreement or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any separate trustee or co-trustee appointed under Section 8.10, and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

    Section 10.10.   NOTICES AND COPIES TO RATING AGENCY.

    (a) The Trustee shall notify the Rating Agency of the occurrence of any of the following events, in the manner provided in Section 10.06:

         (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d);

         (ii) the appointment of a successor Master Servicer pursuant to
    Section 7.02;

    (b) The Master Servicer shall notify the Rating Agency of the occurrence of any of the following events, in the manner provided in Section 10.06:

       (i) any amendment of this Agreement pursuant to Section 10.01;

      (ii) the appointment of a successor Trustee pursuant to Section 8.08;

     (iii) the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section
    3.01 and Section 3.06 with respect to the Master Servicer or any Servicer;

      (iv) any change in the location of the Certificate Account, any Custodial Account for P&I or any Custodial Account for Reserves;


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

       (v) the repurchase of any Mortgage Loan pursuant to a Purchase Obligation or the repurchase of the outstanding Mortgage Loans pursuant to
    Section 9.01;

      (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii);

     (vii) the failure of the Master Servicer to make a Monthly P&I Advance following a determination on the Determination Date that the Master Servicer would make such advance pursuant to Section 4.03; and

    (viii) the failure of the Master Servicer to make a determination on the Determination Date regarding whether it would make a Monthly P&I Advance when a shortfall exists between (x) payments scheduled to be received in respect of the Mortgage Loans and (y) the amounts actually deposited in the Certificate Account on account of such payments, pursuant to Section 4.03.

    (c) The Master Servicer shall provide copies of the statements pursuant to
Section 4.02, Section 3.13 or Section 3.15 or any other statements to the Rating Agency in such time and manner that such statements or determinations are required to be provided to Certificateholders. With respect to the reports described in the second paragraph of Section 4.02, the Master Servicer shall provide such reports to the Rating Agency in respect of each Distribution Date, without regard to whether any Certificateholder or the Trustee has requested such report for such Distribution Date.


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    IN WITNESS WHEREOF, the Company and the Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


                                       PNC MORTGAGE SECURITIES CORP.
(SEAL)


                                       By: _______________________________
Attest:
                                            Its:



                                       FIRST BANK NATIONAL ASSOCIATION, as
                                       TRUSTEE
(SEAL)


                                       By: _______________________________
Attest:
                                            Its:

                            ACKNOWLEDGEMENT OF CORPORATION


STATE OF ILLINOIS    )
                     )   SS.
COUNTY OF LAKE       )


    On this ___ day of November, 1996 before me, a Notary Public in and for said State, personally appeared _______________________________________________, known to me to be the ______________________________ of PNC MORTGAGE SECURITIES CORP., one of the corporations that executed the within interest, and also known to me to be the person who executed it on behalf of said Corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.



                                  ____________________________________
                                                 Notary Public



(SEAL)

                            CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF MINNESOTA      )
                        )   SS.
COUNTY OF ___________   )


    On this ____ day of November, 1996 before me, a Notary Public in and for said State, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.

    Signature __________________________________________________ (SEAL)

                                                                     Exhibit A-1
                                                               CUSIP 693 48L GF0


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 5.975% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-3

Class A-1 Remittance Rate: From the
25th of each month to the 24th of the
succeeding month, a per annum rate
equal to LIBOR plus 0.600%, subject to
a minimum and maximum Remittance Rate
of 0.600% and 9.000% per annum,
respectively.

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A-1 Principal Balance as of the Cut-Off Date:
$4,800,000.00

Portion of the Class A-1 Principal Balance as of the Cut-Off Date evidenced by this Certificate:
$____________________

                             ____________________
                               Registered Owner              Certificate No. __


                                        A-1-1

                                                                     Exhibit A-2
                                                               CUSIP 693 48L GG8


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 3.025% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]


Series 1996-3

Class A-2 Remittance Rate: From the 25th of each month to the 24th of the succeeding month, a per annum rate equal to 8.400% minus LIBOR, subject to a minimum and maximum Remittance Rate of 0.000% and 8.400% per annum, respectively.

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A-2 Principal Balance as of the Cut-Off Date:
$0.00

Class A-2 Notional Amount as of the Cut-Off Date:
$4,800,000.00

Portion of the Class A-2 Notional Amount as of the Cut-Off Date evidenced by this Certificate
$_________________________

                             ____________________
                               Registered Owner              Certificate No. __



                                        A-2-1

                                                                     Exhibit A-3
                                                               CUSIP 693 48L GH6


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.250% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-3

Class A-3 Remittance Rate: 7.250%

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A-3 Principal Balance as of the Cut-Off Date:
$21,000,000.00

Portion of the Class A-3 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________


                             ____________________
                              Registered Owner               Certificate No. __



                                        A-3-1

                                                                     Exhibit A-4
                                                               CUSIP 693 48L GJ2


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-4

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 8.000% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-3

Class A-4 Remittance Rate: 8.000%

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A-4 Principal Balance as of the Cut-Off Date:
$6,550,287.00

Portion of the Class A-4 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

                             ____________________
                               Registered Owner              Certificate No. __


                                        A-4-1

                                                                     Exhibit A-5
                                                               CUSIP 693 48L GK9


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-5

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 8.000% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]


Series 1996-3

Class A-5 Remittance Rate: 8.000%

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A-5 Principal Balance as of the Cut-Off Date:
$17,344,181.00

Portion of the Class A-5 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

                             ____________________
                               Registered Owner              Certificate No. __


                                        A-5-1

                                                                     Exhibit A-6
                                                               CUSIP 693 48L GL7


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-6

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-3

Class A-6 Remittance Rate: 7.000%

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A-6 Principal Balance as of the Cut-Off Date:
$35,469,082.00

Portion of the Class A-6 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

                             ____________________
                               Registered Owner              Certificate No. __


                                        A-6-1

                                                                     Exhibit A-7
                                                               CUSIP 693 48L GM5


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-7

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 5.875% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-3

Class A-7 Remittance Rate: From the 25th of each month to the 24th of the succeeding month, a per annum rate equal to LIBOR plus 0.500%, subject to a minimum and maximum Remittance Rate of 0.500% and 8.500% per annum, respectively.

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A-7 Principal Balance as of the Cut-Off Date:
$17,734,541.00

Portion of the Class A-7 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

                             ____________________
                               Registered Owner              Certificate No. __


                                        A-7-1

                                                                     Exhibit A-8
                                                               CUSIP 693 48L GN3


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-8

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 2.625% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]


Series 1996-3

Class A-8 Remittance Rate: From the 25th of each month to the 24th of the succeeding month, a per annum rate equal to 8.000% minus LIBOR, subject to a minimum and maximum Remittance Rate of 0.000% and 8.000% per annum, respectively.

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A-8 Principal Balance as of the Cut-Off Date:
$0.00

Class A-8 Notional Amount as of the Cut-Off Date:
$17,734,541.00


Portion of the Class A-8 Notional Amount as of the Cut-Off Date evidenced by this Certificate
$_________________________

                             ____________________
                               Registered Owner              Certificate No. __

                                        A-8-1

                                                                     Exhibit A-9
                                                               CUSIP 693 48L GP8


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-9

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-3

Class A-9 Remittance Rate: 7.500%

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A-9 Principal Balance as of the Cut-Off Date:
$26,350,000.00

Portion of the Class A-9 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

                             ____________________
                               Registered Owner              Certificate No. __


                                        A-9-1

                                                                    Exhibit A-10
                                                               CUSIP 693 48L GQ6


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-10

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 5.775% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-3

Class A-10 Remittance Rate: From the 25th of each month to the 24th of the succeeding month, a per annum rate equal to LIBOR plus 0.400%, subject to a minimum and maximum Remittance Rate of 0.400% and 9.000% per annum, respectively.

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A-10 Principal Balance as of the Cut-Off Date:
$22,685,145.00

Portion of the Class A-10 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

                             ____________________
                               Registered Owner              Certificate No. __


                                        A-10-1

                                                                    Exhibit A-11
                                                               CUSIP 693 48L GR4


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-11

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 3.225% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]


Series 1996-3

Class A-11 Remittance Rate: From the 25th of each month to the 24th of the succeeding month, a per annum rate equal to 8.600% minus LIBOR, subject to a minimum and maximum Remittance Rate of 0.000% and 8.600% per annum, respectively.

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A-11 Principal Balance as of the Cut-Off Date:
$0.00

Class A-11 Notional Amount as of the Cut-Off Date:
$22,685,145.00

Portion of the Class A-11 Notional Amount as of the Cut-Off Date evidenced by this Certificate
$_________________________


                             ____________________
                               Registered Owner              Certificate No. __


                                        A-11-1

                                                                    Exhibit A-12
                                                               CUSIP 693 48L GS2


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-12

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 9.000% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1996-3

Class A-12 Remittance Rate: 9.000%

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A-12 Principal Balance as of the Cut-Off Date:
$12,291,667.00

Portion of the Class A-12 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________


                             ____________________
                               Registered Owner              Certificate No. __


                                        A-12-1

                                                                    Exhibit A-13
                                                               CUSIP 693 48L GU7


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                       Class P

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

Series 1996-3

Class P Remittance Rate: 0.00%

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class P Principal Balance as of the Cut-Off Date:
$1,172,035.09

Portion of the Class P Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

                             ____________________
                               Registered Owner              Certificate No. __


                                        A-13-1

                                                                    Exhibit A-14
                                                               CUSIP 693 48L GT0

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                       Class X

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 8.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]


Series 1996-3

Class X Remittance Rate: 8.000% applied to the Class X Notional Amount

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class X Principal Balance as of the Cut-Off Date:
$0.00

Class X Notional Amount as of the Cut-Off Date:
$8,792,643.00

Portion of the Class X Notional Amount as of the Cut-Off Date evidenced by this Certificate
$_________________

                             ____________________
                               Registered Owner              Certificate No. __


                                        A-14-1

                                                                    Exhibit A-15
                                                               CUSIP 693 48L GV5

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class B-1

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 8.000% per annum.

    IN THE CASE OF ANY CLASS B-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
    SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-3

Class B-1 Remittance Rate: 8.000%

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class B-1 Principal Balance as of the Cut-Off Date:
$3,483,876.00

Portion of the Class B-1 Principal Balance as of the Cut-Off Date evidenced by this Certificate:
$____________________

                             ____________________
                               Registered Owner             Certificate No. ___


                                        A-15-1

                                                                    Exhibit A-16
                                                               CUSIP 693 48L GW3

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class B-2

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 8.000% per annum.

    IN THE CASE OF ANY CLASS B-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
    SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-3

Class B-2 Remittance Rate: 8.000%

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class B-2 Principal Balance as of the Cut-Off Date:
$2,177,422.00

Portion of the Class B-2 Principal Balance as of the Cut-Off Date evidenced by this Certificate:
$____________________

                             ____________________
                               Registered Owner             Certificate No. ___


                                        A-16-1

                                                                    Exhibit A-17
                                                               CUSIP 693 48L GX1

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class B-3

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 8.000% per annum.

    IN THE CASE OF ANY CLASS B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
    SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-3

Class B-3 Remittance Rate: 8.000%

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class B-3 Principal Balance as of the Cut-Off Date:
$1,393,550.00

Portion of the Class B-3 Principal Balance as of the Cut-Off Date evidenced by this Certificate:
$____________________


                                 ____________________
                               Registered Owner             Certificate No. ___


                                        A-17-1

                                                                    Exhibit A-18
                                                               CUSIP 693 48L HA0

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class B-4

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 8.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is      %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-3

Class B-4 Remittance Rate: 8.000%

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class B-4 Principal Balance as of the Cut-Off Date:
$522,581.00

Portion of the Class B-4 Principal Balance as of the Cut-Off Date evidenced by this Certificate:
$____________________

                             ____________________
                               Registered Owner             Certificate No. ___
                                        A-18-1

                                                                    Exhibit A-19
                                                               CUSIP 693 48L HB8

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class B-5

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 8.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-3

Class B-5 Remittance Rate: 8.000%

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class B-5 Principal Balance as of the Cut-Off Date:
$609,678.00

Portion of the Class B-5 Principal Balance as of the Cut-Off Date evidenced by this Certificate:
$____________________

                              ____________________
                               Registered Owner             Certificate No. ___

                                        A-19-1

                                                                    Exhibit A-20
                                                               CUSIP 693 48L HC6


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class B-6

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is November 26, 1996. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 8.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 260% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-6 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4976 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1996-3

Class B-6 Remittance Rate: 8.000%

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class B-6 Principal Balance as of the Cut-Off Date:
$609,681.97

Portion of the Class B-6 Principal Balance as of the Cut-Off Date evidenced by this Certificate:
$____________________

                                 ____________________
                               Registered Owner             Certificate No. ___

                                        A-20-1

                                                                     Exhibit B-1
                                                               CUSIP 693 48L GZ6
                              MORTGAGE TRUST CERTIFICATE

                                      Class R-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES
(A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-1 CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-1 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IN THE CASE OF ANY CLASS R-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 1996-3                     Percentage Interest evidenced by this
                                  Class R-1 Certificate in the distributions to be made with\respect to the Class R-1
                                  Certificate: ___%

Class R-1 Remittance Rate:  8.000%. Additionally, the      the Class R-1
Certificates are entitled to Excess Liquidation Proceeds and the Residual Distribution Amount as defined in the Pooling Agreement.

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class R-1 Principal Balance as of the Cut-Off Date:
$50.00

         --------------------------
              Registered Owner                       Certificate No. ___

                                                                     Exhibit B-2
                                                               CUSIP 693 48L GY9
                          MORTGAGE PASS-THROUGH CERTIFICATE

                                       Class R

Evidencing a Percentage Interest in a trust fund whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES
(A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IN THE CASE OF ANY CLASS R CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 1996-3                               Percentage Interest evidenced by
                                            this Class R Certificate in the
Class R Remittance Rate: 8.000%.            distributions to be made with
Additionally, the Class R                   respect to the Class R Certificate:
Certificates are entitled to the             ____%
Residual Distribution Amount as
defined in the Pooling Agreement.

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class R Principal Balance as of the Cut-Off Date: $50.00

        ---------------------------
              Registered Owner                       Certificate No. ___

                                                                     Exhibit C-1


                           MORTGAGE TRUST CERTIFICATE

                                   Class A1-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit", as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.

Series 1996-3                           Portion of the Class A1-L Principal
                                        Balance as of the Cut-Off Date
Class A1-L Remittance Rate: 9.000%      evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A1-L Principal Balance as of the Cut-Off Date:
$4,800,000.00


                           --------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                      C-1-1

                                                                     Exhibit C-2


                           MORTGAGE TRUST CERTIFICATE

                                   Class A3-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.

Series 1996-3                           Portion of the Class A3-L Principal
                                        Balance as of the Cut-Off Date
Class A3-L Remittance Rate: 8.000%      evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A3-L Principal Balance as of the Cut-Off Date:
$21,000,000.00


                            -------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                      C-2-1

                                                                     Exhibit C-3


                           MORTGAGE TRUST CERTIFICATE

                                   Class A4-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.

Series 1996-3                           Portion of the Class A4-L Principal
                                        Balance as of the Cut-Off Date
Class A4-L Remittance Rate: 8.000%      evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A4-L Principal Balance as of the Cut-Off Date:
$6,550,287.00


                            -------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                      C-3-1

                                                                     Exhibit C-4


                           MORTGAGE TRUST CERTIFICATE

                                   Class A5-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.

Series 1996-3                           Portion of the Class A5-L Principal
                                        Balance as of the Cut-Off Date
Class A5-L Remittance Rate: 8.000%      evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A5-L Principal Balance as of the Cut-Off Date:
$17,344,181.00


                           --------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                      C-4-1

                                                                     Exhibit C-5


                           MORTGAGE TRUST CERTIFICATE

                                   Class A6-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.


Series 1996-3                           Portion of the Class A6-L Principal
                                        Balance as of the Cut-Off Date
Class A6-L Remittance Rate: 7.000%      evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A6-L Principal Balance as of the Cut-Off Date:
$35,469,082.00


                           --------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                      C-5-1

                                                                     Exhibit C-6


                           MORTGAGE TRUST CERTIFICATE

                                   Class A7-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.


Series 1996-3                           Portion of the Class A7-L Principal
                                        Balance as of the Cut-Off Date
Class A7-L Remittance Rate: 8.500%      evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A7-L Principal Balance as of the Cut-Off Date:
$17,734,541.00


                           ---------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                      C-6-1

                                                                     Exhibit C-7


                           MORTGAGE TRUST CERTIFICATE

                                   Class A9-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.


Series 1996-3                           Portion of the Class A9-L Principal
                                        Balance as of the Cut-Off Date
Class A9-L Remittance Rate: 7.500%      evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A9-L Principal Balance as of the Cut-Off Date:
$26,350,000.00


                            ------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                      C-7-1

                                                                     Exhibit C-6


                           MORTGAGE TRUST CERTIFICATE

                                   Class A10-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.


Series 1996-3                           Portion of the Class A10-L Principal
                                        Balance as of the Cut-Off Date
Class A10-L Remittance Rate: 9.000%     evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A10-L Principal Balance as of the Cut-Off Date:
$22,685,145.00


                          ----------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                      C-8-1

                                                                     Exhibit C-7


                           MORTGAGE TRUST CERTIFICATE

                                   Class A12-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.


Series 1996-3                           Portion of the Class A12-L Principal
                                        Balance as of the Cut-Off Date
Class A12-L Remittance Rate: 9.000%     evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class A12-L Principal Balance as of the Cut-Off Date:
$12,291,667.00


                          ----------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                      C-9-1

                                                                     Exhibit C-8


                           MORTGAGE TRUST CERTIFICATE

                                    Class P-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.


Series 1996-3                           Portion of the Class P-L Principal
                                        Balance as of the Cut-Off Date
Class P-L Remittance Rate: 0.00%        evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class P-L Principal Balance as of the Cut-Off Date:
$1,172,035.09


                           --------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                     C-10-1

                                                                     Exhibit C-9


                           MORTGAGE TRUST CERTIFICATE

                                    Class X-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.


Series 1996-3                           Portion of the Class X Notional Amount
                                        as of the Cut-Off Date evidenced by this
Class X-L Remittance Rate: 8.000%       Certificate:
applied to the Class X Notional Amount  $__________________________________

Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class X-L Principal Balance as of the Cut-Off Date:
$0.00

Class X Notional Amount as of the Cut-Off Date:
$____________.00


                           --------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                     C-11-1

                                                                    Exhibit C-10


                           MORTGAGE TRUST CERTIFICATE

                                   Class B1-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.


Series 1996-3                           Portion of the Class B1-L Principal
                                        Balance as of the Cut-Off Date
Class B1-L Remittance Rate: 8.000%      evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class B1-L Principal Balance as of the Cut-Off Date:
$3,483,876.00


                           --------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                     C-12-1

                                                                    Exhibit C-11


                           MORTGAGE TRUST CERTIFICATE

                                   Class B2-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.

Series 1996-3                           Portion of the Class B2-L Principal
                                        Balance as of the Cut-Off Date
Class B2-L Remittance Rate: 8.000%      evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class B2-L Principal Balance as of the Cut-Off Date:
$2,177,422.00


                           --------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                     C-13-1

                                                                    Exhibit C-12


                           MORTGAGE TRUST CERTIFICATE

                                   Class B3-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.

Series 1996-3                           Portion of the Class B3-L Principal
                                        Balance as of the Cut-Off Date
Class B3-L Remittance Rate: 8.000%      evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class B3-L Principal Balance as of the Cut-Off Date:
$1,393,550.00


                           ---------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                     C-14-1

                                                                    Exhibit C-13


                           MORTGAGE TRUST CERTIFICATE

                                   Class B4-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.

Series 1996-3                           Portion of the Class B4-L Principal
                                        Balance as of the Cut-Off Date
Class B4-L Remittance Rate: 8.000%      evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class B4-L Principal Balance as of the Cut-Off Date:
$522,581.00


                            -------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                     C-15-1

                                                                    Exhibit C-14


                           MORTGAGE TRUST CERTIFICATE

                                   Class B5-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.

Series 1996-3                           Portion of the Class B5-L Principal
                                        Balance as of the Cut-Off Date
Class B5-L Remittance Rate: 8.000%      evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class B5-L Principal Balance as of the Cut-Off Date:
$609,678.00


                          ----------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                     C-16-1

                                                                    Exhibit C-15


                           MORTGAGE TRUST CERTIFICATE

                                   Class B6-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.

Series 1996-3                           Portion of the Class B6-L Principal
                                        Balance as of the Cut-Off Date
Class B6-L Remittance Rate: 8.000%      evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class B6-L Principal Balance as of the Cut-Off Date:
$609,681.97


                           --------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                     C-17-1

                                                                    Exhibit C-16


                           MORTGAGE TRUST CERTIFICATE

                                    Class R-L

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                          PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is November 26, 1996.

Series 1996-3                           Portion of the Class R-L Principal
                                        Balance as of the Cut-Off Date
Class R-L Remittance Rate: 8.000%       evidenced by this Certificate:
                                        $__________________________________
Cut-Off Date: November 1, 1996

First Distribution Date: December 26, 1996

Last Scheduled Distribution Date: December 25, 2026

Class R-L Principal Balance as of the Cut-Off Date:
$50.00


                           --------------------------
                                Registered Owner             Certificate No.
                                                                             ---


                                     C-18-1

                                                                       Page    1
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                              SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------         --------------------         ---------------   -----   -----    -----------
  500061661     MCNALL,CAMERON & REEVE,MA    12034 NAVY STREET            LOS ANGELES        CA     90066      $279,830.37
  500062451     MCMAHAN,BARRY L&PAULA J      1664 HARPER DRIVE            VENTURA            CA     93003      $250,855.59
  500062452     DAVIS,HOWARD&FARRELL,MELV    1800 SOUTH SHENANDOAH STR    LOS ANGELES        CA     90035      $252,846.72
  500062453     MOODY,MEREDITH MILLIGAN      24252 FAIRWAY LANE           COTO DE CAZA       CA     92679      $247,698.45
  500062457     SMITH,JEFFREY B              636 CRESTMORE PLACE          LOS ANGELES        CA     90291      $169,782.43
  500062458     YOUNG,BRUCE&LISETTE          14625 YERBA BUENA ROAD       MALIBU             CA     90265      $213,233.66
  500062459     WALCHLI,DAVID M & CINDY L    32 WOODLEAF COURT            NOVATO             CA     94945      $358,832.48
  500062460     SCHACHT,JOHN & SARAH S       241 LINNIE CANAL             VENICE AREA        CA     90291      $329,794.89
  500062461     OROZCO,MANUEL JR & B LIND    7370 RIO HONDO PLACE         DOWNEY             CA     90241      $259,842.49
  500062462     PEPER,MICHAEL E&SARAH N      6670 RABBIT MOUNTAIN ROAD    LONGMONT           CO     80503      $249,840.58
  500062463     MARE,GERARD MICHAEL & CHE    3023 GREENTREE COURT         LOS ANGELES        CA     90077      $299,798.70
  500062464     HARRIS,STEVEN C&KIMBERLY     95 FAIRLANE ROAD             LAGUNA NIGUEL      CA     92677      $279,051.41
  500062465     LEHMAN,DONALD E&PAMELA H     2481 KAANAPALI PARKWAY       LAHAINA            HI     96761      $349,808.82
  500062466     SANDERS,B L AUSTIN           413 4TH STREET               MANHATTAN BEACH    CA     90266      $395,480.17


                                            INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                       RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------         --------    -----   ------     -----   ------      --------
  500061661     MCNALL,CAMERON & REEVE,M       8.500      .250    8.250     .0500     8.200    10/01/2026
  500062451     MCMAHAN,BARRY L&PAULA J        8.750      .250    8.500     .0500     8.450    10/01/2026
  500062452     DAVIS,HOWARD&FARRELL,MEL       8.500      .250    8.250     .0500     8.200    10/01/2026
  500062453     MOODY,MEREDITH MILLIGAN        8.500      .250    8.250     .0500     8.200    09/01/2026
  500062457     SMITH,JEFFREY B                8.250      .250    8.000     .0500     7.950    09/01/2026
  500062458     YOUNG,BRUCE&LISETTE            8.375      .250    8.125     .0500     8.075    09/01/2026
  500062459     WALCHLI,DAVID M & CINDY        8.500      .540    7.960     .0500     7.910    10/01/2026
  500062460     SCHACHT,JOHN & SARAH S         8.375      .250    8.125     .0500     8.075    10/01/2026
  500062461     OROZCO,MANUEL JR & B LIN       8.500      .250    8.250     .0500     8.200    10/01/2026
  500062462     PEPER,MICHAEL E&SARAH N        8.250      .250    8.000     .0500     7.950    10/01/2026
  500062463     MARE,GERARD MICHAEL & CH       8.000      .250    7.750     .0500     7.700    10/01/2026
  500062464     HARRIS,STEVEN C&KIMBERLY       9.125      .250    8.875     .0500     8.825    10/01/2026
  500062465     LEHMAN,DONALD E&PAMELA H       9.000      .250    8.750     .0500     8.700    10/01/2026
  500062466     SANDERS,B L AUSTIN             8.125      .250    7.875     .0500     7.825    09/01/2026


                                                                                          MI        INTEREST               LOAN
  LOAN #       BORROWER                       S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------           ---------------            ---------        --        --------               ----
  500061661     MCNALL,CAMERON & REEVE,M      3985983                    $2,152.96                  11/01/1996             360
  500062451     MCMAHAN,BARRY L&PAULA J       4009049                    $1,974.62       12         11/01/1996             360
  500062452     DAVIS,HOWARD&FARRELL,MEL      4006607                    $1,945.36       12         11/01/1996             360
  500062453     MOODY,MEREDITH MILLIGAN       4003240                    $1,906.91                  11/01/1996             360
  500062457     SMITH,JEFFREY B               3996980                    $1,277.16                  11/01/1996             360
  500062458     YOUNG,BRUCE&LISETTE           3994894                    $1,622.76                  11/01/1996             360
  500062459     WALCHLI,DAVID M & CINDY       4014387                    $2,760.69        3         11/01/1996             360
  500062460     SCHACHT,JOHN & SARAH S        4015590                    $2,508.24                  11/01/1996             360
  500062461     OROZCO,MANUEL JR & B LIN      4016879                    $1,999.18                  11/01/1996             360
  500062462     PEPER,MICHAEL E&SARAH N       4016754                    $1,878.17       12         11/01/1996             360
  500062463     MARE,GERARD MICHAEL & CH      4012878                    $2,201.30                  11/01/1996             360
  500062464     HARRIS,STEVEN C&KIMBERLY      4010047                    $2,271.67                  11/01/1996             360
  500062465     LEHMAN,DONALD E&PAMELA H      4013595                    $2,816.18                  11/01/1996             360
  500062466     SANDERS,B L AUSTIN            3998952                    $2,940.29                  11/01/1996             360


                                              PER      LIFE      LIFE      GROSS        NET        CERT.    PROP          BUYDOWN
  LOAN #       BORROWER                       CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN    VALUE         TYPE
  ------       --------------------           ----     -----     ----      ------      ------     ------    -----         ------
  500061661     MCNALL,CAMERON & REEVE,M     2.00       .00       .00       .000        .250      .300      $350,000.00    N
  500062451     MCMAHAN,BARRY L&PAULA J                                                                     $291,000.00    N
  500062452     DAVIS,HOWARD&FARRELL,MEL                                                                    $281,500.00    N
  500062453     MOODY,MEREDITH MILLIGAN                                                                     $340,000.00    N
  500062457     SMITH,JEFFREY B                                                                             $250,000.00    N
  500062458     YOUNG,BRUCE&LISETTE                                                                         $427,000.00    N
  500062459     WALCHLI,DAVID M & CINDY                                                                     $399,000.00    N
  500062460     SCHACHT,JOHN & SARAH S                                                                      $442,000.00    N
  500062461     OROZCO,MANUEL JR & B LIN                                                                    $325,000.00    N
  500062462     PEPER,MICHAEL E&SARAH N                                                                     $300,000.00    N
  500062463     MARE,GERARD MICHAEL & CH                                                                    $680,000.00    N
  500062464     HARRIS,STEVEN C&KIMBERLY                                                                    $349,000.00    N
  500062465     LEHMAN,DONALD E&PAMELA H                                                                    $472,000.00    N
  500062466     SANDERS,B L AUSTIN                                                                          $495,000.00    N


                                                                       Page    2
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                              SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------         --------------------         ---------------   -----   -----     -----------
  500062467     KLEMCHUK,WALTER P            2763 PRINCE STREET           BERKELEY           CA     94705      $272,230.69
  500062473     BUSTOS,RAMON J & YASUKO T    518 ANITA LANE               MILLBRAE           CA     94030      $270,859.50
  500062474     ERICKSEN,KATHY               1884 GEORGETTA DRIVE         SAN JOSE           CA     95125      $362,168.90
  500062475     JOHNSON,STEPHEN RAY & MAR    227 IVORY PLACE              LIVERMORE          CA     94550      $380,757.05
  500062477     MCMURTREY,MOLLY & MALLERY    910 19TH STREET #9           SANTA MONICA       CA     90403      $225,000.00
  500062479     RITT,D JAY & MARA MORNER-    5541 PARADISE VALLEY ROAD    HIDDEN HILLS       CA     91302      $511,400.00
  500062480     TALAIE,FARZAD & FASSONAKI    1805 BELMONT LANE #B         REDONDO BEACH      CA     90278      $232,000.00
  500062481     BRADFORD,J DOUGLAS           3845 N VERSAILLES AVENUE     DALLAS             TX     75209      $375,000.00
  500062482     KAPOOR,NEENA                 3030 PADDINGTON ROAD         GLENDALE           CA     91206      $324,594.57
  500062483     GO,JAMES Y & SOGAWA,JENNI    19987 TWILIGHT COURT         CUPERTINO          CA     95014      $339,788.67
  500062484     ZEUGSCHMIDT,GARY L           3222 IBSEN STREET            SAN DIEGO          CA     92106      $209,751.14
  500062485     AHLSTROM,MICHAEL W & DORE    15731 NE 183RD STREET        WOODINVILLE        WA     98072      $297,099.43
  500062486     KNOWLTON,ERIC & GRETCHEN     7537 EAST TWINLEAF TRAIL     ORANGE             CA     92669      $255,832.53
  500062487     CARLSEN,NICKI & MILES A R    6401 WEST 80TH STREET        LOS ANGELES        CA     90045      $287,900.00


                                            INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                       RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------         --------    -----   ------     -----   ------      --------
  500062467     KLEMCHUK,WALTER P              8.375      .250    8.125     .0500     8.075    10/01/2026
  500062473     BUSTOS,RAMON J & YASUKO        9.250      .250    9.000     .0500     8.950    10/01/2026
  500062474     ERICKSEN,KATHY                 8.250      .250    8.000     .0500     7.950    10/01/2026
  500062475     JOHNSON,STEPHEN RAY & MA       8.250      .250    8.000     .0500     7.950    10/01/2026
  500062477     MCMURTREY,MOLLY & MALLER       8.250      .250    8.000     .0500     7.950    11/01/2026
  500062479     RITT,D JAY & MARA MORNER       8.125      .250    7.875     .0500     7.825    11/01/2026
  500062480     TALAIE,FARZAD & FASSONAK       8.125      .250    7.875     .0500     7.825    11/01/2026
  500062481     BRADFORD,J DOUGLAS             8.875      .250    8.625     .0500     8.575    11/01/2026
  500062482     KAPOOR,NEENA                   8.375      .250    8.125     .0500     8.075    09/01/2026
  500062483     GO,JAMES Y & SOGAWA,JENN       8.375      .250    8.125     .0500     8.075    10/01/2026
  500062484     ZEUGSCHMIDT,GARY L             8.625      .250    8.375     .0500     8.325    09/01/2026
  500062485     AHLSTROM,MICHAEL W & DOR       8.000      .250    7.750     .0500     7.700    09/01/2026
  500062486     KNOWLTON,ERIC & GRETCHEN       8.125      .250    7.875     .0500     7.825    10/01/2026
  500062487     CARLSEN,NICKI & MILES A        8.500      .250    8.250     .0500     8.200    11/01/2026


                                                                                          MI        INTEREST               LOAN
  LOAN #       BORROWER                       S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------           ---------------            ---------        --        --------               ----
  500062467     KLEMCHUK,WALTER P             4012415                    $2,070.44                  11/01/1996             360
  500062473     BUSTOS,RAMON J & YASUKO       408975                     $2,229.46                  11/01/1996             360
  500062474     ERICKSEN,KATHY                4003810                    $2,722.60                  11/01/1996             360
  500062475     JOHNSON,STEPHEN RAY & MA      4008553                    $2,862.33                  11/01/1996             360
  500062477     MCMURTREY,MOLLY & MALLER      4035622                    $1,690.36       12         11/01/1996             360
  500062479     RITT,D JAY & MARA MORNER      4025136                    $3,797.14                  11/01/1996             360
  500062480     TALAIE,FARZAD & FASSONAK      4026266                    $1,722.60                  11/01/1996             360
  500062481     BRADFORD,J DOUGLAS            4032991                    $2,983.67                  11/01/1996             360
  500062482     KAPOOR,NEENA                  3969201                    $2,470.24                  11/01/1996             360
  500062483     GO,JAMES Y & SOGAWA,JENN      4017091                    $2,584.25                  11/01/1996             360
  500062484     ZEUGSCHMIDT,GARY L            3989852                    $1,633.36                  11/01/1996             360
  500062485     AHLSTROM,MICHAEL W & DOR      3997145                    $2,182.95                  11/01/1996             360
  500062486     KNOWLTON,ERIC & GRETCHEN      4002473                    $1,900.80       12         11/01/1996             360
  500062487     CARLSEN,NICKI & MILES A       4018313                    $2,213.71       12         11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  500062467     KLEMCHUK,WALTER P                                                                           $340,500.00    N
  500062473     BUSTOS,RAMON J & YASUKO                                                                     $355,000.00    N
  500062474     ERICKSEN,KATHY                                                                              $453,000.00    N
  500062475     JOHNSON,STEPHEN RAY & MA                                                                    $476,500.00    N
  500062477     MCMURTREY,MOLLY & MALLER                                                                    $250,000.00    N
  500062479     RITT,D JAY & MARA MORNER                                                                    $640,000.00    N
  500062480     TALAIE,FARZAD & FASSONAK                                                                    $290,000.00    N
  500062481     BRADFORD,J DOUGLAS                                                                          $538,000.00    N
  500062482     KAPOOR,NEENA                                                                                $443,000.00    N
  500062483     GO,JAMES Y & SOGAWA,JENN                                                                    $476,000.00    N
  500062484     ZEUGSCHMIDT,GARY L                                                                          $280,000.00    N
  500062485     AHLSTROM,MICHAEL W & DOR                                                                    $425,000.00    N
  500062486     KNOWLTON,ERIC & GRETCHEN                                                                    $284,500.00    N
  500062487     CARLSEN,NICKI & MILES A                                                                     $320,000.00    N


                                                                       Page    3
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                          SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------         --------------------     ---------------   -----   -----    -----------
  500062488     ENTZI,TERRYL LEE & VICKI     350 TURMAN DRIVE         FORT COLLINS       CO     80525      $235,000.00
  500062489     REED,MURRAY K & KIMBERL U    324 GILBERT AVENUE       MENLO PARK         CA     94525      $288,000.00
  500062490     ROBERTS,CHARLES A & DENIS    20 SAGAMORE ROAD         STANHOPE           NJ     07874      $220,382.12
  500062491     SAM,ELECTA                   1673-B PAULA DRIVE       HONOLULU           HI     96816      $351,560.89
  500062492     FRAME,CRAIG & DENISE         1542 SIERRA ALTA DRIVE   SANTA ANA          CA     92705       $99,192.66
  500062493     STEIN,RICHARD M & DONNA J    4815 DEL MORENO DRIVE    LOS ANGELES        CA     91364      $349,185.65
  500062494     BERINGER,KIMBERLY ANN        74 BRADY STREET UNIT #7  SAN FRANCISCO      CA     94103      $229,666.88
  500062495     SCHIEL,FRED A & TERRI A      5722 KERN DRIVE          HUNTINGTON BEAC    CA     92649      $196,779.08
  500062496     FASSEL,JAMES E & KATHRYN     517 12TH STREET          MANHATTAN BEACH    CA     90266      $489,687.54
  600053959     VALENTINE      PAULA         809   CREST DR           ENCINITAS          CA     92024      $199,821.52
  600053960     ZONGOR         ENDRE         9470   CHESAPEAKE DR     BRENTWOOD          TN     37027      $277,791.95
  600053962     THOMAS         CYNTHIA       3018 HARBINGER LN        DALLAS             TX     75287       $67,709.44
  600053963     BRAUN          KENNETH       BUCKINGHAM DRIVE LOT 59  HOLBROOK           NY     11741      $222,481.12
  600053964     NASS           CHARLES       146 MOUNTAIN ROAD        RINGOES            NJ     08551      $384,057.09


                                            INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                       RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------         --------    -----   ------     -----   ------      --------
  500062488     ENTZI,TERRYL LEE & VICKI       8.000      .250    7.750     .0500     7.700    11/01/2026
  500062489     REED,MURRAY K & KIMBERL        8.375      .250    8.125     .0500     8.075    11/01/2026
  500062490     ROBERTS,CHARLES A & DENI       9.500      .250    9.250     .0500     9.200    09/01/2026
  500062491     SAM,ELECTA                     8.375      .250    8.125     .0500     8.075    09/01/2026
  500062492     FRAME,CRAIG & DENISE           8.750      .250    8.500     .0500     8.450    08/01/2026
  500062493     STEIN,RICHARD M & DONNA        8.750      .250    8.500     .0500     8.450    07/01/2026
  500062494     BERINGER,KIMBERLY ANN          9.375      .540    8.835     .0500     8.785    09/01/2026
  500062495     SCHIEL,FRED A & TERRI A        8.625      .250    8.375     .0500     8.325    07/01/2026
  500062496     FASSEL,JAMES E & KATHRYN       8.250      .250    8.000     .0500     7.950    10/01/2026
  600053959     VALENTINE      PAULA           9.625      .250    9.375     .0400     9.335    09/01/2021
  600053960     ZONGOR         ENDRE           9.500      .250    9.250     .0400     9.210    10/01/2021
  600053962     THOMAS         CYNTHIA         7.875      .250    7.625     .0400     7.585    07/01/2026
  600053963     BRAUN          KENNETH         8.750      .250    8.500     .0400     8.460    07/01/2026
  600053964     NASS           CHARLES         8.500      .250    8.250     .0400     8.210    07/01/2026


                                                                                          MI        INTEREST               LOAN
  LOAN #       BORROWER                       S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------           ---------------            ---------        --        --------               ----
  500062488     ENTZI,TERRYL LEE & VICKI      4018172                    $1,724.35                  11/01/1996             360
  500062489     REED,MURRAY K & KIMBERL       4024402                    $2,189.01                  11/01/1996             360
  500062490     ROBERTS,CHARLES A & DENI      3803822                    $1,854.92        1         11/01/1996             360
  500062491     SAM,ELECTA                    3951100                    $2,675.46                  11/01/1996             360
  500062492     FRAME,CRAIG & DENISE          3977824                      $786.71                  11/01/1996             360
  500062493     STEIN,RICHARD M & DONNA       3939212                    $2,753.46                  11/01/1996             360
  500062494     BERINGER,KIMBERLY ANN         3981636                    $1,912.20        3         11/01/1996             360
  500062495     SCHIEL,FRED A & TERRI A       3955135                    $1,534.20                  11/01/1996             360
  500062496     FASSEL,JAMES E & KATHRYN      3901501                    $3,681.21                  11/01/1996             360
  600053959     VALENTINE      PAULA          217964550                  $1,767.98        2         11/01/1996             360
  600053960     ZONGOR         ENDRE          217973528                  $2,551.15       12         11/01/1996             360
  600053962     THOMAS         CYNTHIA        450456272                    $492.32        2         11/01/1996             360
  600053963     BRAUN          KENNETH        450462676                  $1,754.35        2         11/01/1996             360
  600053964     NASS           CHARLES        450466198                  $2,960.32                  11/01/1996             360


                                              PER      LIFE      LIFE      GROSS        NET        CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                       CAP      FLOOR     CAP       MARGIN      MARGIN     MARGIN     VALUE         TYPE
  ------       --------------------           ----     -----     ----      ------      ------     ------     -----         ------
  500062488     ENTZI,TERRYL LEE & VICKI                                                                     $325,000.00    N
  500062489     REED,MURRAY K & KIMBERL                                                                      $360,000.00    N
  500062490     ROBERTS,CHARLES A & DENI                                                                     $232,250.00    N
  500062491     SAM,ELECTA                                                                                   $602,000.00    N
  500062492     FRAME,CRAIG & DENISE                                                                         $195,000.00    N
  500062493     STEIN,RICHARD M & DONNA                                                                      $515,000.00    N
  500062494     BERINGER,KIMBERLY ANN                                                                        $255,500.00    N
  500062495     SCHIEL,FRED A & TERRI A                                                                      $263,000.00    N
  500062496     FASSEL,JAMES E & KATHRYN                                                                     $615,000.00    N
  600053959     VALENTINE      PAULA                                                                         $246,008.00    N
  600053960     ZONGOR         ENDRE                                                                         $343,019.00    N
  600053962     THOMAS         CYNTHIA                                                                        $71,500.00    N
  600053963     BRAUN          KENNETH                                                                       $235,400.00    Y
  600053964     NASS           CHARLES                                                                       $486,570.00    N


                                                                       Page    4
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                              SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------         --------------------         ---------------   -----   -----    -----------
  600053966     CROSBY         JAMES         1458 AUGUSTA DRIVE           UPLAND             CA     91786      $221,520.97
  600053967     HAGLUND        SIGVARD       307 WEATHERFORD COURT        LAKE BLUFF         IL     60044      $524,005.31
  600053968     MALLOY         KEVIN         48 CLOVELLY ROAD             WELLESLEY          MA     02181      $319,579.92
  600053969     RAMO           DAVID         12808 CENTURY STREET         OVERLAND PA        KS     66213      $277,653.19
  600053970     DARUS          GREGORY       15990 CHAMFERS FARM          CHESTERFIEL        MO     63005      $227,401.09
  600053971     NGUYEN         HAI           132 TRENTON-LAKEWOOD RD      MILLSTONE T        NJ     08526      $251,693.58
  600053972     SCHEER         THOMAS        24711 PRISCILLA DRIVE        DANA POINT         CA     92629      $231,410.14
  600053973     NAGLE          WILLIAM       100 FOURTH AVENUE            BELMAR             NJ     07719      $246,999.30
  600053974     PREY           D.            202 UPNOR ROAD               BALTIMORE          MD     21212      $267,329.92
  600053975     SCHOOLEY IV    CHARLES       2939 MARY'S WAY              JUPITER            FL     33477      $428,816.86
  600053976     CRANDALL       LAWRENCE      8738 E BEAR PAW PLACE        TUCSON             AZ     85749      $321,668.34
  600053977     HEFFRON        MICHAEL       56 OLDE ENGLISH ROAD         BEDFORD            NH     03110      $259,631.79
  600053978     SIMONI         MARRIETTE     11454 DORAL AVENUE           LOS ANGELES        CA     91326      $225,065.24
  600053979     STEINBERG      JEFFREY       2020 WALNUT STREET, 32 D     PHILADELPHI        PA     19103      $298,886.13


                                            INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                       RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------         --------    -----   ------     -----   ------      --------
  600053966     CROSBY         JAMES           8.750      .250    8.500     .0400     8.460    07/01/2026
  600053967     HAGLUND        SIGVARD         8.375      .250    8.125     .0400     8.085    08/01/2026
  600053968     MALLOY         KEVIN           8.125      .250    7.875     .0400     7.835    09/01/2026
  600053969     RAMO           DAVID           8.375      .250    8.125     .0400     8.085    09/01/2026
  600053970     DARUS          GREGORY         8.125      .250    7.875     .0400     7.835    09/01/2026
  600053971     NGUYEN         HAI             8.500      .250    8.250     .0400     8.210    09/01/2026
  600053972     SCHEER         THOMAS          8.375      .250    8.125     .0400     8.085    09/01/2026
  600053973     NAGLE          WILLIAM         8.500      .250    8.250     .0400     8.210    09/01/2026
  600053974     PREY           D.              8.375      .250    8.125     .0400     8.085    09/01/2026
  600053975     SCHOOLEY IV    CHARLES         8.875      .250    8.625     .0400     8.585    09/01/2026
  600053976     CRANDALL       LAWRENCE        8.625      .250    8.375     .0400     8.335    09/01/2026
  600053977     HEFFRON        MICHAEL         7.750      .250    7.500     .0400     7.460    09/01/2026
  600053978     SIMONI         MARRIETTE       8.375      .250    8.125     .0400     8.085    09/01/2026
  600053979     STEINBERG      JEFFREY         8.500      .250    8.250     .0400     8.210    09/01/2026


                                                                                          MI        INTEREST               LOAN
  LOAN #       BORROWER                       S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------           ---------------            ---------        --        --------               ----
  600053966     CROSBY         JAMES          450474127                  $1,748.45        2         11/01/1996             360
  600053967     HAGLUND        SIGVARD        450476072                  $3,990.38       12         11/01/1996             360
  600053968     MALLOY         KEVIN          450509468                  $2,376.00                  11/01/1996             360
  600053969     RAMO           DAVID          450510219                  $2,113.01                  11/01/1996             360
  600053970     DARUS          GREGORY        450511431                  $1,690.67       12         11/01/1996             360
  600053971     NGUYEN         HAI            450512124                  $1,937.67        2         11/01/1996             360
  600053972     SCHEER         THOMAS         450513031                  $1,761.85        2         11/01/1996             360
  600053973     NAGLE          WILLIAM        450513437                  $1,901.53                  11/01/1996             360
  600053974     PREY           D.             450513817                  $2,037.00                  11/01/1996             360
  600053975     SCHOOLEY IV    CHARLES        450514278                  $3,415.71        2         11/01/1996             360
  600053976     CRANDALL       LAWRENCE       450514476                  $2,504.88        2         11/01/1996             360
  600053977     HEFFRON        MICHAEL        450514526                  $1,862.68                  11/01/1996             360
  600053978     SIMONI         MARRIETTE      450515358                  $1,717.77                  11/01/1996             360
  600053979     STEINBERG      JEFFREY        450516034                  $2,300.98       12         11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600053966     CROSBY         JAMES                                                                        $233,990.00    Y
  600053967     HAGLUND        SIGVARD                                                                      $585,000.00    N
  600053968     MALLOY         KEVIN                                                                        $400,000.00    N
  600053969     RAMO           DAVID                                                                        $347,500.00    N
  600053970     DARUS          GREGORY                                                                      $253,000.00    N
  600053971     NGUYEN         HAI                                                                          $270,000.00    N
  600053972     SCHEER         THOMAS                                                                       $244,000.00    N
  600053973     NAGLE          WILLIAM                                                                      $309,187.00    N
  600053974     PREY           D.                                                                           $335,000.00    N
  600053975     SCHOOLEY IV    CHARLES                                                                      $477,000.00    N
  600053976     CRANDALL       LAWRENCE                                                                     $339,000.00    N
  600053977     HEFFRON        MICHAEL                                                                      $369,900.00    N
  600053978     SIMONI         MARRIETTE                                                                    $282,500.00    N
  600053979     STEINBERG      JEFFREY                                                                      $315,000.00    N


                                                                       Page    5
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                              SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------         --------------------         ---------------   -----   -----    -----------
  600053980     CARRADINE      CHRISTOPHE    5908 KANAN DUME ROAD         MALIBU             CA     90265      $483,364.64
  600053981     TADE           WILLIAM       6907 MEADE                   COLLEYVILLE        TX     76034      $215,202.41
  600053982     BABB           PAUL          10388 E FAIR PLACE           ENGLEWOOD          CO     80111      $239,684.94
  600053983     PACITTI        ROBERT        34 INDEPENDENCE DRIVE        EAST BRUNSW        NJ     08816      $263,662.14
  600053984     LEE            JAIME         11195 SW TANAGER TERRACE     BEAVERTON          OR     97007      $235,705.58
  600053985     KOLODZIEJ      EDMUND        12 RIDGE DRIVE               FLEETWOOD          PA     19522      $239,635.00
  600053986     GILLIAM        JEFFERY       21400 TIERRA GRANDE CT       SAN JOSE           CA     95120      $471,879.75
  600053987     HAYCOCK        DOUGLAS       23197 HIGHWAY 6, 26          KEYSTONE           CO     80435      $279,632.42
  600053988     WEISE          ROBERT        1408 PIPPIN DR.              MANASQUAN          NJ     08736      $264,652.13
  600053990     ASTORGA        LUIS          200 CHAFFIN RIDGE TRACE      ROSWELL            GA     30075       $94,881.49
  600053991     SPENCER        JAMES         21 CHATAEUX DU LAC           FENTON             MI     48430      $343,757.50
  600053994     CAPAZZI        JOHN          65 ARCADIA                   HARRINGTON         NJ     07640      $242,057.00
  600053995     BEAIRD         NANCY         729 VALLEY VIEW CT           ARGYLE             TX     76226      $299,818.25
  600053996     WRIGHT         DAVID         4764 LYTHIM CIRCLE           MANLIUS            NY     13104      $231,876.54


                                            INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                       RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------         --------    -----   ------     -----   ------      --------
  600053980     CARRADINE      CHRISTOPH       8.125      .250    7.875     .0400     7.835    09/01/2026
  600053981     TADE           WILLIAM         7.875      .250    7.625     .0400     7.585    09/01/2026
  600053982     BABB           PAUL            8.125      .250    7.875     .0400     7.835    09/01/2026
  600053983     PACITTI        ROBERT          8.250      .250    8.000     .0400     7.960    09/01/2026
  600053984     LEE            JAIME           8.375      .250    8.125     .0400     8.085    09/01/2026
  600053985     KOLODZIEJ      EDMUND          8.125      .250    7.875     .0400     7.835    09/01/2026
  600053986     GILLIAM        JEFFERY         8.125      .250    7.875     .0400     7.835    09/01/2026
  600053987     HAYCOCK        DOUGLAS         8.125      .250    7.875     .0400     7.835    09/01/2026
  600053988     WEISE          ROBERT          8.125      .250    7.875     .0400     7.835    09/01/2026
  600053990     ASTORGA        LUIS            8.375      .250    8.125     .0400     8.085    09/01/2026
  600053991     SPENCER        JAMES           7.875      .250    7.625     .0400     7.585    10/01/2026
  600053994     CAPAZZI        JOHN            8.625      .250    8.375     .0400     8.335    10/01/2026
  600053995     BEAIRD         NANCY           8.500      .250    8.250     .0400     8.210    10/01/2026
  600053996     WRIGHT         DAVID           9.125      .250    8.875     .0400     8.835    10/01/2026


                                                                                          MI        INTEREST               LOAN
  LOAN #       BORROWER                       S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------           ---------------            ---------        --        --------               ----
  600053980     CARRADINE      CHRISTOPH      450516851                  $3,593.69                  11/01/1996             360
  600053981     TADE           WILLIAM        450517214                  $1,562.53                  11/01/1996             360
  600053982     BABB           PAUL           450517800                  $1,782.00                  11/01/1996             360
  600053983     PACITTI        ROBERT         450518683                  $1,983.35                  11/01/1996             360
  600053984     LEE            JAIME          450519434                  $1,793.78                  11/01/1996             360
  600053985     KOLODZIEJ      EDMUND         450519855                  $1,781.63                  11/01/1996             360
  600053986     GILLIAM        JEFFERY        450521059                  $3,508.30        2         11/01/1996             360
  600053987     HAYCOCK        DOUGLAS        450521372                  $2,079.00                  11/01/1996             360
  600053988     WEISE          ROBERT         450521554                  $1,967.62                  11/01/1996             360
  600053990     ASTORGA        LUIS           450522669                    $722.07                  11/01/1996             360
  600053991     SPENCER        JAMES          450522685                  $2,494.24                  11/01/1996             360
  600053994     CAPAZZI        JOHN           450526017                  $1,883.81                  11/01/1996             360
  600053995     BEAIRD         NANCY          450526165                  $2,306.75                  11/01/1996             360
  600053996     WRIGHT         DAVID          450526405                  $1,887.63                  11/01/1996             360


                                              PER      LIFE      LIFE      GROSS        NET       CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                       CAP      FLOOR     CAP       MARGIN      MARGIN    MARGIN     VALUE         TYPE
  ------       --------------------           ----     -----     ----      ------      ------    ------     -----         ------
  600053980     CARRADINE      CHRISTOPH                                                                    $730,000.00    N
  600053981     TADE           WILLIAM                                                                      $269,472.00    N
  600053982     BABB           PAUL                                                                         $300,000.00    N
  600053983     PACITTI        ROBERT                                                                       $330,000.00    N
  600053984     LEE            JAIME                                                                        $295,000.00    N
  600053985     KOLODZIEJ      EDMUND                                                                       $299,990.00    N
  600053986     GILLIAM        JEFFERY                                                                      $525,000.00    N
  600053987     HAYCOCK        DOUGLAS                                                                      $350,000.00    N
  600053988     WEISE          ROBERT                                                                       $355,000.00    N
  600053990     ASTORGA        LUIS                                                                         $145,000.00    N
  600053991     SPENCER        JAMES                                                                        $430,000.00    N
  600053994     CAPAZZI        JOHN                                                                         $323,000.00    N
  600053995     BEAIRD         NANCY                                                                        $375,000.00    N
  600053996     WRIGHT         DAVID                                                                        $290,000.00    N


                                                                       Page    6
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                              SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------         --------------------         ---------------   -----   -----    -----------
  600053997     HAZZAH         ALI           7 FLINTLOCK RD               GREENWICH          CT     06831      $446,607.45
  600053998     FABUS          THOMAS        365 APPLEWOOD LANE           BLOOMFIELD         MI     48302      $311,820.49
  600054000     LANDIS         ROBERT        11536 KING'S KNIGHT CR       GRAND BLANC        MI     48439      $249,562.20
  600054002     TETRO          DON           6525 RODEO DR. AKA 136 LN    DAVIE              FL     33330      $399,775.75
  600054003     LACROIX        DALE          44 WINTERGREEN DRIVE         GROTON             MA     01450      $314,378.18
  600054004     MOSCA          KENNETH       2625 NW 29TH STREET          BOCA RATON         FL     33434      $251,830.91
  600054005     GOLEASH        GREGORY       948 HIGHLAND                 GLEN ELLYN         IL     60137      $233,562.02
  600054006     PRESCOTT       DAVID         15809 SOUTH 6TH DRIVE        PHOENIX            AZ     85045      $264,343.83
  600054008     BRACCIANO      DANIEL        72 BLAIRMOOR                 GROSSE POIN        MI     48230      $262,628.09
  600054056     DONIO SAMUEL                 79 VASRDON WAY               FARMINGDALE        NJ     07727      $242,241.43
  600054057     KOLBUSZ RICHARD              6228 NW 77TH TERRACE         PARKLAND           FL     33067      $294,821.28
  600054058     ALLISTER, ROBERT             94 PEPPERBELL ROAD           ALLISTER           ME     03905      $383,779.07
  600054059     ROSALIA, MICHAEL             661 MIDDLE ROAD              BAYPORT            NY     11705      $467,231.02
  600054189     ALEXANDER, SHANE NELSON      528 ALAMEDA PADRE SE         SANTA BARBARA      CA     93103      $326,401.69


                                            INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                       RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------         --------    -----   ------     -----   ------      --------
  600053997     HAZZAH         ALI             8.625      .250    8.375     .0400     8.335    10/01/2026
  600053998     FABUS          THOMAS          8.750      .250    8.500     .0400     8.460    10/01/2026
  600054000     LANDIS         ROBERT          7.750      .250    7.500     .0400     7.460    10/01/2016
  600054002     TETRO          DON             8.875      .250    8.625     .0400     8.585    10/01/2026
  600054003     LACROIX        DALE            9.000      .250    8.750     .0400     8.710    10/01/2026
  600054004     MOSCA          KENNETH         8.000      .250    7.750     .0400     7.710    10/01/2026
  600054005     GOLEASH        GREGORY         8.625      .250    8.375     .0400     8.335    10/01/2026
  600054006     PRESCOTT       DAVID           8.625      .250    8.375     .0400     8.335    10/01/2026
  600054008     BRACCIANO      DANIEL          8.125      .250    7.875     .0400     7.835    10/01/2026
  600054056     DONIO SAMUEL                   8.125      .250    7.875     .0400     7.835    10/01/2026
  600054057     KOLBUSZ RICHARD                8.500      .250    8.250     .0400     8.210    10/01/2026
  600054058     ALLISTER, ROBERT               8.750      .250    8.500     .0400     8.460    10/01/2026
  600054059     ROSALIA, MICHAEL               8.750      .250    8.500     .0400     8.460    09/01/2026
  600054189     ALEXANDER, SHANE NELSON        8.500      .250    8.250     .0400     8.210    09/01/2026


                                                                                          MI        INTEREST               LOAN
  LOAN #       BORROWER                       S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------           ---------------            ---------        --        --------               ----
  600053997     HAZZAH         ALI            450526751                  $3,484.50                  11/01/1996             360
  600053998     FABUS          THOMAS         450528518                  $2,454.51                  11/01/1996             360
  600054000     LANDIS         ROBERT         450528914                  $2,052.38                  11/01/1996             240
  600054002     TETRO          DON            450530803                  $3,182.58                  11/01/1996             360
  600054003     LACROIX        DALE           450530811                  $2,530.95                  11/01/1996             360
  600054004     MOSCA          KENNETH        450531033                  $1,849.09                  11/01/1996             360
  600054005     GOLEASH        GREGORY        450531165                  $1,817.70       12         11/01/1996             360
  600054006     PRESCOTT       DAVID          450531934                  $2,057.26        2         11/01/1996             360
  600054008     BRACCIANO      DANIEL         450533203                  $1,951.29                  11/01/1996             360
  600054056     DONIO SAMUEL                  450534268                  $1,799.82                  11/01/1996             360
  600054057     KOLBUSZ RICHARD               450541693                  $2,268.30                  11/01/1996             360
  600054058     ALLISTER, ROBERT              450543152                  $3,020.93                  11/01/1996             360
  600054059     ROSALIA, MICHAEL              450537543                  $3,677.83        2         11/01/1996             360
  600054189     ALEXANDER, SHANE NELSON       1484001040                 $2,514.35                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600053997     HAZZAH         ALI                                                                          $560,000.00    N
  600053998     FABUS          THOMAS                                                                       $390,000.00    N
  600054000     LANDIS         ROBERT                                                                       $350,000.00    N
  600054002     TETRO          DON                                                                          $700,000.00    N
  600054003     LACROIX        DALE                                                                         $393,240.00    N
  600054004     MOSCA          KENNETH                                                                      $315,000.00    N
  600054005     GOLEASH        GREGORY                                                                      $246,000.00    N
  600054006     PRESCOTT       DAVID                                                                        $278,422.00    N
  600054008     BRACCIANO      DANIEL                                                                       $328,500.00    N
  600054056     DONIO SAMUEL                                                                                $305,199.00    N
  600054057     KOLBUSZ RICHARD                                                                             $500,000.00    N
  600054058     ALLISTER, ROBERT                                                                            $480,000.00    N
  600054059     ROSALIA, MICHAEL                                                                            $550,000.00    N
  600054189     ALEXANDER, SHANE NELSON                                                                     $435,000.00    N


                                                                       Page    7
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                              SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------         --------------------         ---------------   -----   -----    -----------
  600054190     YAN, JOHN                    128    ANNE WAY              LOS GATOS          CA     95032      $254,009.80
  600054191     BARRIER, KIM M.              1636   ANDULUSIA WAY         SAN JOSE           CA     95125      $222,770.07
  600054192     BRODE, DAVID AUERBACH        2055   OAK AVENUE            BOULDER            CO     80304      $303,314.63
  600054193     JINICH, DANIEL B             3425   S CENTENNIAL DRI      FORT COLLINS       CO     80526      $255,554.92
  600054194     MITCHELL, LAYNE H            75     PYRITE WAY            LYONS              CO     80540      $289,533.47
  600054195     RUPPERT, GREGORY W           2375   HIGH CASTLE COUR      LIVERMORE          CA     94550      $503,387.18
  600054196     PAULEY, ROBERT J             732    ARLINGTON AVENUE      BERKELEY           CA     94707      $340,385.62
  600054197     DARRINGTON, BRUCE B          1041   HILL MEADOW PLAC      DANVILLE           CA     94526      $324,604.83
  600054198     BULLOCK, SHERYL F            6402   MIMULUS               RANCHO SANTA FE    CA     92067      $434,471.07
  600054199     TURNER, MARK E               3197   JAMES DRIVE           CARLSBAD           CA     92008      $273,966.48
  600054200     EDWARDS, JR HARVEY           4851   KENWORTH DRIVE        RESCUE             CA     95672      $195,761.66
  600054201     MACDONALD, GEORGE RANAL      263    LEWIS LANE            BASALT             CO     81621      $359,562.28
  600054202     HESBURGH, JAMES L            100    CASTEEL RIDGE RO      EDWARDS            CO     81632      $399,488.11
  600054203     SHIH, KUOYANG                2341   LAURELWOOD DRIVE      THOUSAND OAKS      CA     91362      $169,743.35


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054190     YAN, JOHN                  8.250      .250    8.000     .0400     7.960    08/01/2026
  600054191     BARRIER, KIM M.            8.250      .250    8.000     .0400     7.960    08/01/2026
  600054192     BRODE, DAVID AUERBACH      8.250      .250    8.000     .0400     7.960    08/01/2026
  600054193     JINICH, DANIEL B           8.750      .250    8.500     .0400     8.460    08/01/2026
  600054194     MITCHELL, LAYNE H          9.125      .250    8.875     .0400     8.835    08/01/2026
  600054195     RUPPERT, GREGORY W         8.500      .250    8.250     .0400     8.210    09/01/2026
  600054196     PAULEY, ROBERT J           8.500      .250    8.250     .0400     8.210    09/01/2026
  600054197     DARRINGTON, BRUCE B        8.500      .250    8.250     .0400     8.210    09/01/2026
  600054198     BULLOCK, SHERYL F          8.500      .250    8.250     .0400     8.210    09/01/2026
  600054199     TURNER, MARK E             8.500      .250    8.250     .0400     8.210    09/01/2026
  600054200     EDWARDS, JR HARVEY         8.500      .250    8.250     .0400     8.210    09/01/2026
  600054201     MACDONALD, GEORGE RANAL    8.500      .250    8.250     .0400     8.210    09/01/2026
  600054202     HESBURGH, JAMES L          8.250      .250    8.000     .0400     7.960    09/01/2026
  600054203     SHIH, KUOYANG              8.500      .250    8.250     .0400     8.210    09/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054190     YAN, JOHN                 1512021666                 $1,911.97                  11/01/1996             360
  600054191     BARRIER, KIM M.           1512022160                 $1,676.83                  11/01/1996             360
  600054192     BRODE, DAVID AUERBACH     1513035600                 $2,283.10                  11/01/1996             360
  600054193     JINICH, DANIEL B          1513046185                 $2,013.95                  11/01/1996             360
  600054194     MITCHELL, LAYNE H         1513048974                 $2,359.54                  11/01/1996             360
  600054195     RUPPERT, GREGORY W        1561330598                 $3,875.33                  11/01/1996             360
  600054196     PAULEY, ROBERT J          1561332323                 $2,620.46                  11/01/1996             360
  600054197     DARRINGTON, BRUCE B       1561333053                 $2,498.97                  11/01/1996             360
  600054198     BULLOCK, SHERYL F         1567164710                 $3,344.78                  11/01/1996             360
  600054199     TURNER, MARK E            1567165825                 $2,109.13                  11/01/1996             360
  600054200     EDWARDS, JR HARVEY        1573150833                 $1,507.08                  11/01/1996             360
  600054201     MACDONALD, GEORGE RANAL   1579028978                 $2,768.09                  11/01/1996             360
  600054202     HESBURGH, JAMES L         1579029020                 $3,005.07                  11/01/1996             360
  600054203     SHIH, KUOYANG             1596006949                 $1,306.77                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054190     YAN, JOHN                                                                                   $345,000.00    N
  600054191     BARRIER, KIM M.                                                                             $279,000.00    N
  600054192     BRODE, DAVID AUERBACH                                                                       $379,900.00    N
  600054193     JINICH, DANIEL B                                                                            $320,000.00    N
  600054194     MITCHELL, LAYNE H                                                                           $392,000.00    N
  600054195     RUPPERT, GREGORY W                                                                          $630,000.00    N
  600054196     PAULEY, ROBERT J                                                                            $426,000.00    N
  600054197     DARRINGTON, BRUCE B                                                                         $417,000.00    N
  600054198     BULLOCK, SHERYL F                                                                         $1,300,000.00    N
  600054199     TURNER, MARK E                                                                              $465,000.00    N
  600054200     EDWARDS, JR HARVEY                                                                          $245,000.00    N
  600054201     MACDONALD, GEORGE RANAL                                                                     $516,000.00    N
  600054202     HESBURGH, JAMES L                                                                         $1,980,000.00    N
  600054203     SHIH, KUOYANG                                                                               $289,950.00    N


                                                                       Page    8
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                          SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------         ---------------   -----   -----    -----------
  600054204     SMITH, D JACQUES         8305   MARBLE DALE COUR      ALEXANDRIA         VA     22308      $299,646.00
  600054205     JONES, TIMOTHY N         19945  W TELEGRAPH SPRI      PURCELLVILLE       VA     22132      $318,668.09
  600054206     STEVENS HALSEY C         LOT 18 LAKESIDE LANE         WESTHAMPTON        NY     11977      $314,626.71
  600054207     BUHER BRIAN W            11 DAYNA LANE                LAWRENCEVILLE      NJ     08648      $295,699.87
  600054208     NEUMANN GEORGE           74 ROCK AVENUE               WATCHUNG           NJ     07060      $243,739.33
  600054209     CRYMES                   5835 ANDOVER WAY             TUCKER, GA         GA     30084      $379,404.43
  600054210     VALENTINE JAMESON        548 CARRIAGE COURT           SANTA ROSA, CA     CA     95403      $227,000.00
  600054211     SANDLER                  720 BELFAST ROAD             SPARKS, MD         MD     21152      $321,889.01
  600054212     BENDER                   616 FISHER STREET            MARQUETTE, MI      MI     49855       $49,122.88
  600054213     CARLSON                  109 STONE RIDGE DRIVE        SNOHOMISH, WA      WA     98290      $268,761.46
  600054214     ENGLE                    48551 KINGS DRIVE            SHELBY TWP., MI    MI     48315      $239,875.58
  600054215     TARGAN                   7402 VILLAGE SQUARE DR.      WEST BLOOMFIELD    MI     48322      $298,137.06
  600054216     LASCH                    1275 HILLWOOD DR.            E. LANSING, MI     MI     48823      $327,820.84
  600054217     SALVAGNI                 3273 FUTURA POINT            THOUSAND OAKS,     CA     91362      $292,400.00


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054204     SMITH, D JACQUES           8.000      .250    7.750     .0400     7.710    09/01/2026
  600054205     JONES, TIMOTHY N           7.750      .250    7.500     .0400     7.460    09/01/2026
  600054206     STEVENS HALSEY C           8.625      .250    8.375     .0400     8.335    09/01/2026
  600054207     BUHER BRIAN W              9.375      .250    9.125     .0400     9.085    09/01/2026
  600054208     NEUMANN GEORGE             9.125      .250    8.875     .0400     8.835    09/01/2026
  600054209     CRYMES                     9.250      .250    9.000     .0400     8.960    08/01/2026
  600054210     VALENTINE JAMESON          8.500      .250    8.250     .0400     8.210    11/01/2026
  600054211     SANDLER                    8.125      .250    7.875     .0400     7.835    08/01/2026
  600054212     BENDER                     9.250      .250    9.000     .0400     8.960    08/01/2026
  600054213     CARLSON                    8.750      .250    8.500     .0400     8.460    10/01/2026
  600054214     ENGLE                      9.250      .250    9.000     .0400     8.960    10/01/2026
  600054215     TARGAN                     9.000      .250    8.750     .0400     8.710    10/01/2026
  600054216     LASCH                      9.000      .250    8.750     .0400     8.710    10/01/2026
  600054217     SALVAGNI                   8.000      .250    7.750     .0400     7.710    11/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054204     SMITH, D JACQUES          1752011865                 $2,201.66                  11/01/1996             360
  600054205     JONES, TIMOTHY N          1761094342                 $2,286.21                  11/01/1996             360
  600054206     STEVENS HALSEY C          1111056034                 $2,450.04        2         11/01/1996             360
  600054207     BUHER BRIAN W             1500236009                 $2,461.98       12         11/01/1996             360
  600054208     NEUMANN GEORGE            1587040458                 $1,985.26                  11/01/1996             360
  600054209     CRYMES                    1172388                    $3,126.17                  11/01/1996             360
  600054210     VALENTINE JAMESON         1294220                    $1,745.43                  11/01/1996             360
  600054211     SANDLER                   1311292                    $2,413.12                  11/01/1996             360
  600054212     BENDER                    1335007                      $404.76                  11/01/1996             360
  600054213     CARLSON                   1340385                    $2,116.22                  11/01/1996             360
  600054214     ENGLE                     1361617                    $1,974.42                  11/01/1996             360
  600054215     TARGAN                    1361882                    $2,400.19                  11/01/1996             360
  600054216     LASCH                     1362267                    $2,639.16                  11/01/1996             360
  600054217     SALVAGNI                  1465856                    $2,145.53       12         11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054204     SMITH, D JACQUES                                                                            $375,075.00    N
  600054205     JONES, TIMOTHY N                                                                            $398,900.00    N
  600054206     STEVENS HALSEY C                                                                            $350,000.00    N
  600054207     BUHER BRIAN W                                                                               $335,000.00    N
  600054208     NEUMANN GEORGE                                                                              $310,000.00    N
  600054209     CRYMES                                                                                      $580,000.00    N
  600054210     VALENTINE JAMESON                                                                           $327,000.00    N
  600054211     SANDLER                                                                                     $475,000.00    N
  600054212     BENDER                                                                                       $82,000.00    N
  600054213     CARLSON                                                                                     $385,000.00    N
  600054214     ENGLE                                                                                       $300,950.00    N
  600054215     TARGAN                                                                                      $372,922.00    N
  600054216     LASCH                                                                                       $410,000.00    N
  600054217     SALVAGNI                                                                                    $325,000.00    N


                                                                       Page    9
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                          SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------         ---------------   -----   -----    -----------
  600054218     GALLIGANI                6 APPLE HILL LANE            STONEHAM, MA       MA     2180       $251,839.31
  600054219     WILLIAMS                 933 WOOD STREET              PALATINE, IL       IL     60067      $261,777.34
  600054220     REINAFE                  35 NORTH AVENUE              NEW ROCHELLE, N    NY     10805      $217,055.50
  600054221     IANNONE,JR               1828 NEWBERRY DRIVE          BULLHEAD CITY,     AZ     86442      $168,824.10
  600054222     DEAN TAYLOR              12 HUTTON DRIVE              MAHWAH, NJ         NJ     7430       $249,859.85
  600054223     MATYAS                   5 WESTON DRIVE               ALEXANDRIA TOWN    NJ     8867       $224,870.55
  600054224     GREGORI                  1504 DEER VALLEY DRIVE NO    PARK CITY, UT      UT     84060      $259,280.29
  600054225     WEEMS                    14 PRESTON BEACH ROAD        MARBLEHEAD, MA     MA     1945       $217,343.09
  600054226     RASZYNSKI                6102 PARADISE POINT DR       MIAMI, FL          FL     33157      $383,773.29
  600054227     CISTERNELLI              19541 DRYBROOK LANE          HUNTINGTON BEAC    CA     92646      $263,152.75
  600054228     ANNINO                   449 VISTA DORADO LANE        AGOURA (AREA),     CA     91301       $95,700.00
  600054229     LAROS CORBI              113 SUMMIT LANE              BALA CYNWD,LOWE    PA     19004      $230,872.58
  600054230     FERNANDA SMITH           20 SOUTHFIELD DRIVE          BERNARDSVILLE B    NJ     7924       $329,532.68
  600054231     MURPHY                   200 MURRAY AVENUE            LARCHMONT, NY      NY     10538      $229,698.08


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054218     GALLIGANI                  8.250      .250    8.000     .0400     7.960    10/01/2026
  600054219     WILLIAMS                   8.750      .250    8.500     .0400     8.460    09/01/2026
  600054220     REINAFE                    9.375      .250    9.125     .0400     9.085    07/01/2026
  600054221     IANNONE,JR                 9.250      .250    9.000     .0400     8.960    09/01/2026
  600054222     DEAN TAYLOR                8.875      .250    8.625     .0400     8.585    10/01/2026
  600054223     MATYAS                     8.750      .250    8.500     .0400     8.460    10/01/2026
  600054224     GREGORI                    8.375      .250    8.125     .0400     8.085    06/01/2026
  600054225     WEEMS                      9.250      .250    9.000     .0400     8.960    07/01/2026
  600054226     RASZYNSKI                  8.625      .250    8.375     .0400     8.335    10/01/2026
  600054227     CISTERNELLI                8.500      .250    8.250     .0400     8.210    07/01/2026
  600054228     ANNINO                     8.625      .250    8.375     .0400     8.335    11/01/2026
  600054229     LAROS CORBI                7.750      .250    7.500     .0400     7.460    09/01/2026
  600054230     FERNANDA SMITH             7.750      .250    7.500     .0400     7.460    09/01/2026
  600054231     MURPHY                     8.125      .250    7.875     .0400     7.835    09/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054218     GALLIGANI                 1470153                    $1,893.19                  11/01/1996             360
  600054219     WILLIAMS                  1533718                    $2,061.78       18         11/01/1996             360
  600054220     REINAFE                   1535624                    $1,809.05       18         11/01/1996             360
  600054221     IANNONE,JR                1718859                    $1,390.32                  11/01/1996             360
  600054222     DEAN TAYLOR               1720980                    $1,989.11                  11/01/1996             360
  600054223     MATYAS                    1721897                    $1,770.08       18         11/01/1996             360
  600054224     GREGORI                   1730389                    $1,976.95       12         11/01/1996             360
  600054225     WEEMS                     1787478                    $1,791.79       18         11/01/1996             360
  600054226     RASZYNSKI                 1869345                    $2,986.71                  11/01/1996             360
  600054227     CISTERNELLI               1884045                    $2,029.93                  11/01/1996             360
  600054228     ANNINO                    1886642                      $744.34                  11/01/1996             360
  600054229     LAROS CORBI               1898767                    $1,656.35                  11/01/1996             360
  600054230     FERNANDA SMITH            1921026                    $2,364.16                  11/01/1996             360
  600054231     MURPHY                    1987054                    $1,707.74                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054218     GALLIGANI                                                                                   $315,000.00    N
  600054219     WILLIAMS                                                                                    $291,200.00    N
  600054220     REINAFE                                                                                     $229,000.00    N
  600054221     IANNONE,JR                                                                                  $260,000.00    N
  600054222     DEAN TAYLOR                                                                                 $550,000.00    N
  600054223     MATYAS                                                                                      $258,585.00    N
  600054224     GREGORI                                                                                     $289,000.00    N
  600054225     WEEMS                                                                                       $242,000.00    N
  600054226     RASZYNSKI                                                                                   $480,000.00    N
  600054227     CISTERNELLI                                                                                 $330,000.00    N
  600054228     ANNINO                                                                                      $185,000.00    N
  600054229     LAROS CORBI                                                                                 $289,000.00    N
  600054230     FERNANDA SMITH                                                                              $445,000.00    N
  600054231     MURPHY                                                                                      $287,500.00    N


                                                                    Page   10
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS                 CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------           ---------------   -----   -----    -----------
  600054232     BABBIT                   4555 NORTHSIDE DRIVE          ATLANTA, GA        GA     30327      $213,410.31
  600054233     COATE                    177 DURANGO DRIVE             DESTIN, FL         FL     32541      $118,801.29
  600054234     RAMDEHAL                 399 LOTUS STREET SOUTHEAS     PALM BAY, FL       FL     32909       $87,768.37
  600054235     YANG                     820 YALE AVENUE               SANTA MONICA, C    CA     90403      $289,815.08
  600054237     BLOCK                    14735 VALLEYHEART DRIVE       (SHERMAN OAKS A    CA     91403      $372,568.28
  600054238     LETSON,JR                8221 LOS OSOS ROAD            ATACADERO, CA      CA     93422      $231,073.71
  600054239     KAPLIN                   8142 GOLDEN OAK CIRCLE        CLARENCE, NY       NY     14031      $199,878.84
  600054240     BASTA                    5207 EDGEWARE DRIVE           CALABASAS, CA      CA     91301      $259,547.95
  600054241     MATTHAEI                 710 RIVERBANK ROAD            STAMFORD, CT       CT     6903       $434,409.71
  600054242     ARINGTON                 8300 KUGLER MILL RD.          CINCINNATI, OH     OH     45243    $1,038,370.04
  600054243     BEATRICE,JR              26 MILITARY LANE              BEVERLY, MA        MA     1915       $235,630.13
  600054244     BURNS                    281 CROWN POINT ROAD          SPRINGFIELD, VT    VT     5156       $213,309.42
  600054245     LASINI                   1520 WHETSTONE                ST. LOUIS, MO      MO     63038      $280,979.68
  600054246     ELISON                   39 JAMES HAYWARD DR           GLEN MILLS, PA     PA     19342      $217,785.86


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054232     BABBIT                     8.125      .250    7.875     .0400     7.835    10/01/2026
  600054233     COATE                      8.875      .250    8.625     .0400     8.585    08/01/2016
  600054234     RAMDEHAL                   9.250      .250    9.000     .0400     8.960    06/01/2026
  600054235     YANG                       8.250      .250    8.000     .0400     7.960    10/01/2026
  600054237     BLOCK                      8.375      .250    8.125     .0400     8.085    10/01/2026
  600054238     LETSON,JR                  9.000      .250    8.750     .0400     8.710    10/01/2026
  600054239     KAPLIN                     8.500      .250    8.250     .0400     8.210    10/01/2026
  600054240     BASTA                      8.750      .250    8.500     .0400     8.460    08/01/2026
  600054241     MATTHAEI                   8.875      .250    8.625     .0400     8.585    09/01/2026
  600054242     ARINGTON                   9.250      .250    9.000     .0400     8.960    08/01/2026
  600054243     BEATRICE,JR                9.250      .250    9.000     .0400     8.960    08/01/2026
  600054244     BURNS                      8.875      .250    8.625     .0400     8.585    10/01/2026
  600054245     LASINI                     8.500      .250    8.250     .0400     8.210    10/01/2026
  600054246     ELISON                     8.000      .250    7.750     .0400     7.710    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054232     BABBIT                    1993522                    $1,585.60                  11/01/1996             360
  600054233     COATE                     2024334                    $1,064.25                  11/01/1996             240
  600054234     RAMDEHAL                  2063703                      $723.95                  11/01/1996             360
  600054235     YANG                      2083472                    $2,178.67                  11/01/1996             360
  600054237     BLOCK                     2087315                    $2,833.55                  11/01/1996             360
  600054238     LETSON,JR                 2087606                    $1,860.29                  11/01/1996             360
  600054239     KAPLIN                    2393256                    $1,537.83                  11/01/1996             360
  600054240     BASTA                     2395393                    $2,045.42                  11/01/1996             360
  600054241     MATTHAEI                  2419137                    $3,461.06                  11/01/1996             360
  600054242     ARINGTON                  2429261                    $8,555.82                  11/01/1996             360
  600054243     BEATRICE,JR               2441234                    $1,941.51                  11/01/1996             360
  600054244     BURNS                     2447566                    $1,698.70                  11/01/1996             360
  600054245     LASINI                    2453678                    $2,161.80                  11/01/1996             360
  600054246     ELISON                    2456358                    $1,602.54                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054232     BABBIT                                                                                      $290,000.00    N
  600054233     COATE                                                                                       $170,500.00    N
  600054234     RAMDEHAL                                                                                    $127,345.00    N
  600054235     YANG                                                                                        $461,600.00    N
  600054237     BLOCK                                                                                       $466,000.00    N
  600054238     LETSON,JR                                                                                   $289,000.00    N
  600054239     KAPLIN                                                                                      $299,500.00    N
  600054240     BASTA                                                                                       $330,000.00    N
  600054241     MATTHAEI                                                                                    $725,000.00    N
  600054242     ARINGTON                                                                                  $1,800,000.00    N
  600054243     BEATRICE,JR                                                                                 $315,000.00    N
  600054244     BURNS                                                                                       $305,000.00    N
  600054245     LASINI                                                                                      $372,000.00    N
  600054246     ELISON                                                                                      $273,000.00    N


                                                                    Page   11
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS                CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------          ---------------   -----   -----    -----------
  600054247     ERSKINE                  9880 SOUTH ELIZA COURT        HIGHLANDS RANCH    CO     80126      $224,863.69
  600054248     KHATCHOUI                15 MASARYK STREET             LAKE OSWEGO, OR    OR     97035      $206,542.90
  600054249     HUANG                    11829 SE MASA LANE            PORTLAND, OR       OR     97236      $247,837.78
  600054250     ROTHSCHILD               351 N POST OAK LANE #810      HOUSTON, TX        TX     77024       $44,942.62
  600054251     MARTIN                   104 VALKYRIE PLACE            ROCKWALL, TX       TX     75087      $231,695.46
  600054252     WEBER                    12301 NW 23RD COURT           PLANTATION, FL     FL     33323       $99,945.38
  600054253     CATARELLO                116 GREENWAY ROAD             LIDO BEACH, NY     NY     11561      $225,126.72
  600054254     KOSIOR                   226 FOSTER AVENUE             VALLEY STREAM,     NY     11530      $257,046.49
  600054255     HAVERON                  169 MOUNT HOREB ROAD          WARREN, NJ         NJ     7060       $283,506.22
  600054256     BUSTAMANTE               1777 LARIMER STREET #2308     DENVER, CO         CO     80202      $224,502.84
  600054257     PAUL                     THE RESERVE LOT 87            LAFAYETTE HILL,    PA     19444      $249,792.59
  600054258     CICERIC                  3750 BLUE GUM DRIVE           YORBA LINDA, CA    CA     92686      $199,213.42
  600054259     SEITZ                    6320 INTERLACHEN              EDINA, MN          MN     55436      $236,448.59
  600054260     HASNAT AHMED             511 NORTH CASCADE TERRACE     SUNNYVALE, CA      CA     94087      $213,238.08


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------      ----    ------     --------
  600054247     ERSKINE                    8.500      .250    8.250     .0400     8.210    10/01/2026
  600054248     KHATCHOUI                  8.500      .250    8.250     .0400     8.210    07/01/2026
  600054249     HUANG                      8.125      .250    7.875     .0400     7.835    10/01/2026
  600054250     ROTHSCHILD                 8.250      .250    8.000     .0400     7.960    10/01/2026
  600054251     MARTIN                     8.125      .250    7.875     .0400     7.835    09/01/2026
  600054252     WEBER                      9.000      .250    8.750     .0400     8.710    10/01/2026
  600054253     CATARELLO                  9.250      .250    9.000     .0400     8.960    07/01/2026
  600054254     KOSIOR                     9.250      .250    9.000     .0400     8.960    08/01/2026
  600054255     HAVERON                    8.750      .250    8.500     .0400     8.460    08/01/2026
  600054256     BUSTAMANTE                 9.000      .250    8.750     .0400     8.710    07/01/2026
  600054257     PAUL                       8.000      .250    7.750     .0400     7.710    10/01/2026
  600054258     CICERIC                    8.875      .250    8.625     .0400     8.585    09/01/2026
  600054259     SEITZ                      8.750      .250    8.500     .0400     8.460    07/01/2026
  600054260     HASNAT AHMED               8.875      .250    8.625     .0400     8.585    08/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054247     ERSKINE                   2457614                    $1,730.06                  11/01/1996             360
  600054248     KHATCHOUI                 2516426                    $1,592.04                  11/01/1996             360
  600054249     HUANG                     2578980                    $1,841.39                  11/01/1996             360
  600054250     ROTHSCHILD                2584334                      $338.07                  11/01/1996             360
  600054251     MARTIN                    2598176                    $1,722.59                  11/01/1996             360
  600054252     WEBER                     2604900                      $804.62                  11/01/1996             360
  600054253     CATARELLO                 2624781                    $1,855.96                  11/01/1996             360
  600054254     KOSIOR                    2625415                    $2,117.98       18         11/01/1996             360
  600054255     HAVERON                   2637295                    $2,234.23                  11/01/1996             360
  600054256     BUSTAMANTE                2670405                    $1,810.40                  11/01/1996             360
  600054257     PAUL                      2673786                    $1,834.41                  11/01/1996             360
  600054258     CICERIC                   2702403                    $1,587.31       18         11/01/1996             360
  600054259     SEITZ                     2764807                    $1,864.48                  11/01/1996             360
  600054260     HASNAT AHMED              2802348                    $1,699.50                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054247     ERSKINE                                                                                     $410,000.00    N
  600054248     KHATCHOUI                                                                                   $319,950.00    N
  600054249     HUANG                                                                                       $310,000.00    N
  600054250     ROTHSCHILD                                                                                   $65,000.00    N
  600054251     MARTIN                                                                                      $290,000.00    N
  600054252     WEBER                                                                                       $277,000.00    N
  600054253     CATARELLO                                                                                   $282,000.00    N
  600054254     KOSIOR                                                                                      $271,000.00    N
  600054255     HAVERON                                                                                     $355,000.00    N
  600054256     BUSTAMANTE                                                                                  $332,000.00    N
  600054257     PAUL                                                                                        $348,192.00    N
  600054258     CICERIC                                                                                     $210,000.00    N
  600054259     SEITZ                                                                                       $320,000.00    N
  600054260     HASNAT AHMED                                                                                $267,000.00    N


                                                                      Page  12
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                         SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS                CITY              STATE    ZIP     BALANCE
  ------       --------------------     --------------------          ---------------   -----   -----    -----------
  600054261     VONWALD                  9530 WEST 8800 NORTH          LEHI, UT           UT     84043   $289,873.42
  600054262     BURNOP                   520 GULF SHORE DRIVE  #31     DESTIN, FL         FL     32541   $222,850.19
  600054263     MCKENNON                 2000 WINDWARD LANE            NEWPORT BEACH,     CA     92660   $414,134.00
  600054264     NEWMYER,SR               8763 COOLEY BEACH             WHITE LAKE, MI     MI     48386   $249,852.41
  600054265     STEEDLE                  1168 BRANTLEY ESTATES DRI     ALTAMONTE SPRIN    FL     32714   $236,926.56
  600054267     BERMUDEZ                 204 HILLER STREET             BELMONT, CA        CA     94002   $239,818.93
  600054268     SCHEELER                 6771 LITTLE RIVER LANE        LOVELAND, OH       OH     45140   $238,485.76
  600054269     PURRAZZI                 18 TAMMYS LANE                MUTTONTOWN, NY     NY     11791   $539,407.87
  600054270     HILLER-POLSTER           8006 SOUTH MOUNTAIN OAKS      SALT LAKE CITY,    UT     84121   $297,168.97
  600054271     NORMAN                   1 MAKIN PL                    HUNTINGTON, NY     NY     11743   $254,881.66
  600054272     FRAZIER                  15 GROENDYKE CIRCLE           ROBBINSVILLE, N    NJ     8691    $308,927.45
  600054273     CHAPMAN                  11817 HOMESTEAD HEIGHTS D     ST JOHN, IN        IN     46373   $227,677.12
  600054274     HAMMOND                  5105 MARBLE FALLS LANE        PLANO, TX          TX     75075   $425,954.19
  600054275     DANTON                   200 MEADOW EDGE COURT         RENO, NV           NV     89502   $323,803.72


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054261     VONWALD                    8.875      .250    8.625     .0400     8.585    09/01/2026
  600054262     BURNOP                     9.250      .250    9.000     .0400     8.960    08/01/2026
  600054263     MCKENNON                   8.250      .250    8.000     .0400     7.960    10/01/2026
  600054264     NEWMYER,SR                 8.625      .250    8.375     .0400     8.335    10/01/2026
  600054265     STEEDLE                    8.625      .250    8.375     .0400     8.335    08/01/2026
  600054267     BERMUDEZ                   9.000      .250    8.750     .0400     8.710    07/01/2026
  600054268     SCHEELER                   7.875      .250    7.625     .0400     7.585    10/01/2026
  600054269     PURRAZZI                   9.000      .250    8.750     .0400     8.710    09/01/2026
  600054270     HILLER-POLSTER             9.500      .250    9.250     .0400     9.210    09/01/2026
  600054271     NORMAN                     8.375      .250    8.125     .0400     8.085    09/01/2026
  600054272     FRAZIER                    7.875      .250    7.625     .0400     7.585    09/01/2016
  600054273     CHAPMAN                    7.750      .250    7.500     .0400     7.460    09/01/2026
  600054274     HAMMOND                    8.250      .250    8.000     .0400     7.960    09/01/2026
  600054275     DANTON                     8.500      .250    8.250     .0400     8.210    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054261     VONWALD                   2836425                    $2,308.96       12         11/01/1996             360
  600054262     BURNOP                    2838904                    $1,836.21       18         11/01/1996             360
  600054263     MCKENNON                  2848653                    $3,113.25                  11/01/1996             360
  600054264     NEWMYER,SR                2853667                    $1,944.47                  11/01/1996             360
  600054265     STEEDLE                   3012500                    $1,846.09       12         11/01/1996             360
  600054267     BERMUDEZ                  3016688                    $1,933.91       12         11/01/1996             360
  600054268     SCHEELER                  3032175                    $1,730.38       18         11/01/1996             360
  600054269     PURRAZZI                  3041908                    $4,344.96                  11/01/1996             360
  600054270     HILLER-POLSTER            3043902                    $2,507.43                  11/01/1996             360
  600054271     NORMAN                    3045554                    $1,939.70                  11/01/1996             360
  600054272     FRAZIER                   3046339                    $2,568.90       18         11/01/1996             240
  600054273     CHAPMAN                   3048898                    $1,633.42                  11/01/1996             360
  600054274     HAMMOND                   3049042                    $3,204.16                  11/01/1996             360
  600054275     DANTON                    3055468                    $2,491.28       12         11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054261     VONWALD                                                                                     $305,500.00    N
  600054262     BURNOP                                                                                      $248,000.00    N
  600054263     MCKENNON                                                                                    $518,000.00    N
  600054264     NEWMYER,SR                                                                                  $510,000.00    N
  600054265     STEEDLE                                                                                     $249,873.00    N
  600054267     BERMUDEZ                                                                                    $253,000.00    N
  600054268     SCHEELER                                                                                    $265,204.00    N
  600054269     PURRAZZI                                                                                    $720,000.00    N
  600054270     HILLER-POLSTER                                                                              $400,000.00    N
  600054271     NORMAN                                                                                      $319,000.00    N
  600054272     FRAZIER                                                                                     $370,000.00    N
  600054273     CHAPMAN                                                                                     $285,000.00    N
  600054274     HAMMOND                                                                                     $540,000.00    N
  600054275     DANTON                                                                                      $360,000.00    N


 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054276     WALDEN RUDOLPH           3537 GRANITE WAY         MARTINEZ, GA       GA     30907   $289,585.41
  600054277     GOODWIN                  194 OAK HILL CIRCLE      CONCORD, MA        MA     1742    $241,720.51
  600054278     PISCITELLI               15753 CAYENNE CIRCLE     MORRISON, CO       CO     80465   $249,598.68
  600054279     ROTHER                   114 ELDERBERRY LANE      BLAINE COUNTY,     ID     83313   $432,744.36
  600054280     HAY                      121 LOUELLEN LANE        HARVEST, AL        AL     35749   $223,653.85
  600054281     ZWEIG                    1379 SMITH RIDGE ROAD    NEW CANAAN, CT     CT     6840    $580,030.68
  600054282     LARSON                   2015 VALLEY MEADOW DRIVE OAK VIEW, CA       CA     93022   $251,858.72
  600054283     PALM                     4548 CAMINO MOLINERO     SANTA BARBARA,     CA     93110   $399,751.38
  600054284     NOGAR                    2621 LLOYD AVE           LOWER PROVIDENC    PA     19403   $299,491.72
  600054285     CAMPO                    210 BIGNER ROAD          MANDEVILLE, LA     LA     70471   $254,578.99
  600054286     JACOBS                   46 REMINGTON CRT         OLD BRIDGE, NJ     NJ     8857    $253,833.36
  600054287     CIOFFI                   5727 NEBRASKA AVENUE NW  WASHINGTON, DC     DC     20015   $293,932.72
  600054288     DECOULOS                 38 BOW ROAD              BELMONT, MA        MA     2178    $224,740.15
  600054289     EVERETT                  12906 LONG RIDGE ROAD    KNOXVILLE, TN      TN     37922   $333,142.81


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054276     WALDEN RUDOLPH             8.250      .250    8.000     .0400     7.960    10/01/2026
  600054277     GOODWIN                    8.750      .250    8.500     .0400     8.460    09/01/2026
  600054278     PISCITELLI                 8.500      .250    8.250     .0400     8.210    10/01/2026
  600054279     ROTHER                     8.625      .250    8.375     .0400     8.335    10/01/2026
  600054280     HAY                        6.875      .250    6.625     .0400     6.585    04/01/2026
  600054281     ZWEIG                      9.250      .250    9.000     .0400     8.960    07/01/2026
  600054282     LARSON                     8.875      .250    8.625     .0400     8.585    10/01/2026
  600054283     PALM                       8.375      .250    8.125     .0400     8.085    10/01/2026
  600054284     NOGAR                      8.875      .250    8.625     .0400     8.585    08/01/2026
  600054285     CAMPO                      9.000      .250    8.750     .0400     8.710    08/01/2026
  600054286     JACOBS                     8.500      .250    8.250     .0400     8.210    01/01/2026
  600054287     CIOFFI                     8.250      .250    8.000     .0400     7.960    08/01/2026
  600054288     DECOULOS                   8.750      .250    8.500     .0400     8.460    09/01/2026
  600054289     EVERETT                    8.375      .250    8.125     .0400     8.085    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054276     WALDEN RUDOLPH            3055875                    $2,178.68        18        11/01/1996             360
  600054277     GOODWIN                   3062932                    $1,903.82                  11/01/1996             360
  600054278     PISCITELLI                3063862                    $1,920.37                  11/01/1996             360
  600054279     ROTHER                    3285092                    $3,367.83                  11/01/1996             360
  600054280     HAY                       4026379                    $1,478.09        18        11/01/1996             360
  600054281     ZWEIG                     4071085                    $4,781.80                  11/01/1996             360
  600054282     LARSON                    4115491                    $2,005.03                  11/01/1996             360
  600054283     PALM                      4116354                    $3,040.29                  11/01/1996             360
  600054284     NOGAR                     4124852                    $2,386.93        18        11/01/1996             360
  600054285     CAMPO                     4168441                    $2,051.79        12        11/01/1996             360
  600054286     JACOBS                    4189346                    $1,978.80        14        11/01/1996             360
  600054287     CIOFFI                    4217800                    $2,212.49        18        11/01/1996             360
  600054288     DECOULOS                  4222009                    $1,770.08                  11/01/1996             360
  600054289     EVERETT                   4233001                    $2,533.70        12        11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054276     WALDEN RUDOLPH                                                                              $342,000.00    N
  600054277     GOODWIN                                                                                     $335,000.00    N
  600054278     PISCITELLI                                                                                  $312,283.00    N
  600054279     ROTHER                                                                                      $596,000.00    N
  600054280     HAY                                                                                         $256,900.00    N
  600054281     ZWEIG                                                                                       $775,000.00    N
  600054282     LARSON                                                                                      $315,000.00    N
  600054283     PALM                                                                                        $595,000.00    N
  600054284     NOGAR                                                                                       $316,873.00    N
  600054285     CAMPO                                                                                       $285,000.00    N
  600054286     JACOBS                                                                                      $271,000.00    N
  600054287     CIOFFI                                                                                      $310,000.00    N
  600054288     DECOULOS                                                                                    $445,000.00    N
  600054289     EVERETT                                                                                     $350,906.00    N


 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054290     AKERS                    4523 WATER ELM COURT     HOUSTON, TX        TX     77059      $215,394.78
  600054291     COCOZZA                  167 LAWRENCE AVENUE      EASTCHESTER, NY    NY     10707      $244,862.65
  600054292     TAYLOR                   2503 WALNUT KNOB COURT   KINGWOOD, TX       TX     77345      $223,853.48
  600054293     MONTELEONE               27902 RON RIDGE DRIVE    SANTA CLARITA,     CA     91350      $251,847.34
  600054294     LOLENG                   69 MINNEHAHA BOULEVARD   OAKLAND, NJ        NJ     7436       $218,166.39
  600054296     BRADSHAW                 1936 PLEASANT HILL LANE  LISLE, IL          IL     60532      $292,263.58
  600054297     LEONARD                  103 ROE LANE             PORT JEFFERSON,    NY     11777      $215,634.03
  600054298     YELICK                   4675 EASLEY RD.          GOLDEN, CO         CO     80403      $351,781.22
  600054299     CHAN                     1817 LAUKAHI PLACE       HONOLULU, HI       HI     96821      $598,873.39
  600054300     LUU                      4617 KILAUEA AVENUE      HONOLULU, HI       HI     96816      $482,699.79
  600054301     BERGMANN                 2106 FLAMINGO DRIVE      SAN ANTONIO, TX    TX     78209       $83,245.51
  600054302     WAGNER                   1701 90TH AVENUE NE      CLYDE HILL, WA     WA     98004      $389,286.16
  600054303     ESSICK                   28486 PREAKNESS DRIVE    FAIR OAKS RANCH    TX     78006      $275,869.51
  600054304     NAIDICH                  100 HILTON AVE UNIT 809  GARDEN CITY, NY    NY     11530      $357,667.21


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054290     AKERS                      8.375      .250    8.125     .0400     8.085    08/01/2026
  600054291     COCOZZA                    8.875      .250    8.625     .0400     8.585    10/01/2026
  600054292     TAYLOR                     8.125      .250    7.875     .0400     7.835    10/01/2026
  600054293     MONTELEONE                 8.500      .250    8.250     .0400     8.210    10/01/2026
  600054294     LOLENG                     9.375      .250    9.125     .0400     9.085    08/01/2026
  600054296     BRADSHAW                   9.750      .250    9.500     .0400     9.460    10/01/2026
  600054297     LEONARD                    8.875      .250    8.625     .0400     8.585    08/01/2026
  600054298     YELICK                     8.375      .250    8.125     .0400     8.085    10/01/2026
  600054299     CHAN                       8.375      .250    8.125     .0400     8.085    08/01/2026
  600054300     LUU                        8.375      .250    8.125     .0400     8.085    10/01/2026
  600054301     BERGMANN                   8.125      .250    7.875     .0400     7.835    10/01/2026
  600054302     WAGNER                     8.500      .250    8.250     .0400     8.210    08/01/2026
  600054303     ESSICK                     8.750      .250    8.500     .0400     8.460    08/01/2026
  600054304     NAIDICH                    9.500      .250    9.250     .0400     9.210    08/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054290     AKERS                     4241045                    $1,640.24         3        11/01/1996             360
  600054291     COCOZZA                   4243912                    $1,949.33                  11/01/1996             360
  600054292     TAYLOR                    4247005                    $1,663.19                  11/01/1996             360
  600054293     MONTELEONE                4267909                    $1,937.66                  11/01/1996             360
  600054294     LOLENG                    4274439                    $1,817.37         3        11/01/1996             360
  600054296     BRADSHAW                  4338610                    $2,512.17        12        11/01/1996             360
  600054297     LEONARD                   4342078                    $1,718.59        12        11/01/1996             360
  600054298     YELICK                    4362438                    $2,675.45                  11/01/1996             360
  600054299     CHAN                      4373531                    $4,560.43                  11/01/1996             360
  600054300     LUU                       4375293                    $3,671.15                  11/01/1996             360
  600054301     BERGMANN                  4402200                      $618.50                  11/01/1996             360
  600054302     WAGNER                    4407048                    $2,998.77                  11/01/1996             360
  600054303     ESSICK                    4443722                    $2,174.05                  11/01/1996             360
  600054304     NAIDICH                   4447260                    $3,011.95                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054290     AKERS                                                                                       $227,164.00    N
  600054291     COCOZZA                                                                                     $350,000.00    N
  600054292     TAYLOR                                                                                      $280,000.00    N
  600054293     MONTELEONE                                                                                  $315,000.00    N
  600054294     LOLENG                                                                                      $230,000.00    N
  600054296     BRADSHAW                                                                                    $324,900.00    Y
  600054297     LEONARD                                                                                     $240,000.00    N
  600054298     YELICK                                                                                      $500,000.00    N
  600054299     CHAN                                                                                        $930,000.00    N
  600054300     LUU                                                                                         $695,000.00    N
  600054301     BERGMANN                                                                                    $119,000.00    N
  600054302     WAGNER                                                                                      $487,500.00    N
  600054303     ESSICK                                                                                      $380,000.00    N
  600054304     NAIDICH                                                                                     $447,776.00    N


 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS                CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------          ---------------   -----   -----    -----------
  600054305     ASHTON                   7825 BRINT ROAD               SYLVANIA, OH       OH     43560      $222,665.03
  600054306     BOURLAND                 8 LIBERTY STREET              ANDOVER, MA        MA     1810       $238,369.72
  600054307     MCCUISTON                5 HORIZON POINT               FRISCO, TX         TX     75034      $375,329.23
  600054308     BROCHU                   15 CAMERON DRIVE              NASHUA, NH         NH     3062       $239,593.35
  600054309     WATTS,III                4560 BRYN MAWR CIRCLE         ATLANTA, GA        GA     30327      $249,688.14
  600054310     LINDAHL                  210 EAST 3000 SOUTH           HEBER CITY, UT     UT     84032      $258,716.00
  600054311     STOUPAS                  1496 N LAKE WAY               PALM BEACH, FL     FL     33480      $412,059.29
  600054312     BANDY                    800 BLOOMINGDALE DRIVE        ORLANDO, FL        FL     32828       $90,947.64
  600054313     FIALA                    1106 FOREST POINTE DRIVE      HENDERSONVILLE,    TN     37075      $269,827.83
  600054314     PHAM VIEN                4325 POPLAR BRANCH DRIVE      CHANTILLY, VA      VA     22021      $228,874.91
  600054316     TARNEY                   5 LAKEVIEW DRIVE              MILLSTONE, NJ      NJ     8535       $295,816.02
  600054317     GOLSON                   5 SUSSEX PLACE                GREER, SC          SC     29650      $339,636.76
  600054318     TAKEUCHI MCKNIGHT        29312 NORTH CANYON RIM RO     CANYON COUNTRY,    CA     91351      $219,863.26
  600054319     KOUYOUMDJIAN             1018 MATILIJA ROAD            GLENDALE, CA       CA     91202      $359,798.18


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054305     ASHTON                     8.500      .250    8.250     .0400     8.210    10/01/2026
  600054306     BOURLAND                   9.000      .250    8.750     .0400     8.710    10/01/2026
  600054307     MCCUISTON                  8.625      .250    8.375     .0400     8.335    08/01/2026
  600054308     BROCHU                     8.875      .250    8.625     .0400     8.585    08/01/2026
  600054309     WATTS,III                  8.375      .250    8.125     .0400     8.085    09/01/2026
  600054310     LINDAHL                    9.000      .250    8.750     .0400     8.710    09/01/2026
  600054311     STOUPAS                    9.125      .250    8.875     .0400     8.835    09/01/2026
  600054312     BANDY                      8.750      .250    8.500     .0400     8.460    10/01/2026
  600054313     FIALA                      8.250      .250    8.000     .0400     7.960    10/01/2026
  600054314     PHAM VIEN                  9.000      .250    8.750     .0400     8.710    10/01/2026
  600054316     TARNEY                     8.375      .250    8.125     .0400     8.085    10/01/2026
  600054317     GOLSON                     9.125      .250    8.875     .0400     8.835    09/01/2026
  600054318     TAKEUCHI MCKNIGHT          8.375      .250    8.125     .0400     8.085    10/01/2026
  600054319     KOUYOUMDJIAN               8.875      .250    8.625     .0400     8.585    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054305     ASHTON                    4457038                    $1,713.14                  11/01/1996             360
  600054306     BOURLAND                  4465417                    $1,919.03        18        11/01/1996             360
  600054307     MCCUISTON                 4476810                    $2,924.49                  11/01/1996             360
  600054308     BROCHU                    4477472                    $1,909.55                  11/01/1996             360
  600054309     WATTS,III                 4489561                    $1,900.18                  11/01/1996             360
  600054310     LINDAHL                   4505246                    $2,083.97                  11/01/1996             360
  600054311     STOUPAS                   4507064                    $3,356.24                  11/01/1996             360
  600054312     BANDY                     4529473                      $715.90                  11/01/1996             360
  600054313     FIALA                     4554587                    $2,028.42                  11/01/1996             360
  600054314     PHAM VIEN                 4570699                    $1,842.59                  11/01/1996             360
  600054316     TARNEY                    4577057                    $2,249.81                  11/01/1996             360
  600054317     GOLSON                    4586242                    $2,766.35        18        11/01/1996             360
  600054318     TAKEUCHI MCKNIGHT         4592950                    $1,672.16                  11/01/1996             360
  600054319     KOUYOUMDJIAN              4593618                    $2,864.32                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054305     ASHTON                                                                                      $278,500.00    N
  600054306     BOURLAND                                                                                    $265,000.00    N
  600054307     MCCUISTON                                                                                   $470,000.00    N
  600054308     BROCHU                                                                                      $320,000.00    N
  600054309     WATTS,III                                                                                   $510,000.00    N
  600054310     LINDAHL                                                                                     $370,000.00    N
  600054311     STOUPAS                                                                                     $550,000.00    N
  600054312     BANDY                                                                                       $130,000.00    N
  600054313     FIALA                                                                                       $360,000.00    N
  600054314     PHAM VIEN                                                                                   $290,000.00    N
  600054316     TARNEY                                                                                      $370,000.00    N
  600054317     GOLSON                                                                                      $392,000.00    N
  600054318     TAKEUCHI MCKNIGHT                                                                           $275,000.00    N
  600054319     KOUYOUMDJIAN                                                                                $450,000.00    N


                                                                      Page  16
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS                CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------          ---------------   -----   -----    -----------
  600054320     WILLIS,JR                1324 POKI PLACE               DIAMONDHEAD, MS    MS     39525      $245,458.69
  600054321     MATEI                    13 PARK CIRCLE                NEW HYDE PARK,     NY     11040      $232,629.33
  600054322     BERGMAN                  324 GARDEN STREET             HOBOKEN, NJ        NJ     7030        $99,945.38
  600054323     CHUBINSKY                79 VALLEY VIEW ROAD           CHAPPAQUA, NY      NY     10514      $249,848.55
  600054325     RIVERS                   45 BARN SIDE RD               BOXFORD, MA        MA     1921       $399,787.14
  600054326     MASH                     45 WOODMERE RD                FRAMINGHAM, MA     MA     1701       $232,869.37
  600054327     CHARLOT                  351 E WASHINGTON              LAKE BLUFF, IL     IL     60044      $219,739.29
  600054328     MORRIS                   2412 N COLUMBUS ST            ARLINGTON, VA      VA     22207      $295,000.41
  600054329     BENEDETTI                4713 WHITE OAKS CT            TROY, MI           MI     48098      $324,798.00
  600054330     JACES                    6640 NORTH PALMERSTON DRI     MENTOR, OH         OH     44060      $225,000.00
  600054331     HAND                     2231 E LAKE WASHINGTON BL     SEATTLE, WA        WA     98112      $314,814.02
  600054332     HARRIS                   13406 HAVERSHIRE LANE         HOUSTON, TX        TX     77079      $221,858.44
  600054333     TOLUNAY                  618 SANDY PORT STREET         HOUSTON, TX        TX     77079      $242,206.92
  600054334     BURNS,JR                 11407 OAKHURST RD.            LOUISVILLE, KY     KY     40245      $367,777.07


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054320     WILLIS,JR                  8.750      .250    8.500     .0400     8.460    10/01/2026
  600054321     MATEI                      9.250      .250    9.000     .0400     8.960    10/01/2026
  600054322     BERGMAN                    9.000      .250    8.750     .0400     8.710    10/01/2026
  600054323     CHUBINSKY                  8.500      .250    8.250     .0400     8.210    10/01/2026
  600054325     RIVERS                     9.125      .250    8.875     .0400     8.835    10/01/2026
  600054326     MASH                       8.875      .250    8.625     .0400     8.585    10/01/2026
  600054327     CHARLOT                    8.625      .250    8.375     .0400     8.335    09/01/2026
  600054328     MORRIS                     7.250      .250    7.000     .0400     6.960    04/01/2026
  600054329     BENEDETTI                  8.375      .250    8.125     .0400     8.085    10/01/2026
  600054330     JACES                      8.250      .250    8.000     .0400     7.960    11/01/2026
  600054331     HAND                       8.625      .250    8.375     .0400     8.335    10/01/2026
  600054332     HARRIS                     8.250      .250    8.000     .0400     7.960    10/01/2026
  600054333     TOLUNAY                    8.625      .250    8.375     .0400     8.335    10/01/2026
  600054334     BURNS,JR                   8.500      .250    8.250     .0400     8.210    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054320     WILLIS,JR                 4595351                    $1,932.14                  11/01/1996             360
  600054321     MATEI                     4596658                    $1,914.78       18         11/01/1996             360
  600054322     BERGMAN                   4596846                      $804.62                  11/01/1996             360
  600054323     CHUBINSKY                 4597671                    $1,922.28                  11/01/1996             360
  600054325     RIVERS                    4621664                    $3,254.53       18         11/01/1996             360
  600054326     MASH                      4621721                    $1,853.86       18         11/01/1996             360
  600054327     CHARLOT                   4623567                    $1,711.14                  11/01/1996             360
  600054328     MORRIS                    4627258                    $2,023.68       12         11/01/1996             360
  600054329     BENEDETTI                 4641346                    $2,470.23                  11/01/1996             360
  600054330     JACES                     4644825                    $1,690.35       12         11/01/1996             360
  600054331     HAND                      4681716                    $2,450.04                  11/01/1996             360
  600054332     HARRIS                    4683663                    $1,667.81                  11/01/1996             360
  600054333     TOLUNAY                   4684536                    $1,884.97                  11/01/1996             360
  600054334     BURNS,JR                  4698207                    $2,829.60                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054320     WILLIS,JR                                                                                   $307,000.00    N
  600054321     MATEI                                                                                       $245,000.00    N
  600054322     BERGMAN                                                                                     $170,000.00    N
  600054323     CHUBINSKY                                                                                   $450,000.00    N
  600054325     RIVERS                                                                                      $456,126.00    N
  600054326     MASH                                                                                        $259,000.00    N
  600054327     CHARLOT                                                                                     $275,000.00    N
  600054328     MORRIS                                                                                      $312,300.00    N
  600054329     BENEDETTI                                                                                   $477,000.00    N
  600054330     JACES                                                                                       $259,000.00    N
  600054331     HAND                                                                                        $420,000.00    N
  600054332     HARRIS                                                                                      $277,500.00    N
  600054333     TOLUNAY                                                                                     $302,950.00    N
  600054334     BURNS,JR                                                                                    $460,000.00    N


                                                                      Page  17
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054335     JONES                    98 PROVIDENCE BLVD       SOUTH BRUNSWICK    NJ     8824       $212,628.47
  600054336     CLAYTON                  9615 PAMELIA PLACE       FORT WASHINGTON    MD     20744      $264,261.38
  600054337     TUYET LAM                1063 SCHWERIN STREET     DALY CITY, CA      CA     94014      $245,643.27
  600054338     ROMERO                   3841 75TH STREET         BOULDER, CO        CO     80301      $211,731.24
  600054339     MAYO                     8561 COLONIAL DRIVE      LITTLETON, CO      CO     80124      $582,755.74
  600054340     FERGUSON                 8604 STANTON PLACE       RALEIGH, NC        NC     27615      $215,862.26
  600054341     ROZYCKI                  116 FOX MEADOW RD        SCARSDALE, NY      NY     10583      $580,426.16
  600054342     LIU                      808 AUTUMN DRIVE         WALNUT CREEK, C    CA     94598      $274,824.65
  600054343     BIPRAM                   175-21 MAYFIELD ROAD     JAMAICA, NY        NY     11432      $219,876.66
  600054344     MCMURRAY                 2705 WEST 112TH ST       LEAWOOD, KS        KS     66211      $599,617.40
  600054345     BARILLAS                 14799 AVENIDA ANITA      CHINO HILLS, CA    CA     91709      $223,780.82
  600054346     LANGER                   4204 DELAWARE COURT      NAPERVILLE, IL     IL     60564      $374,017.37
  600054347     WEST                     1211 BONNIE VIEW DR      HOLLISTER, CA      CA     95023      $171,401.82
  600054348     DAYTON                   1570 W COLT DR           COLTER BAY, WY     WY     83001      $245,682.18


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054335     JONES                      9.250      .250    9.000     .0400     8.960    09/01/2026
  600054336     CLAYTON                    8.250      .250    8.000     .0400     7.960    09/01/2026
  600054337     TUYET LAM                  8.250      .250    8.000     .0400     7.960    10/01/2026
  600054338     ROMERO                     8.875      .250    8.625     .0400     8.585    10/01/2026
  600054339     MAYO                       8.625      .250    8.375     .0400     8.335    10/01/2026
  600054340     FERGUSON                   8.250      .250    8.000     .0400     7.960    10/01/2026
  600054341     ROZYCKI                    9.500      .250    9.250     .0400     9.210    09/01/2026
  600054342     LIU                        8.250      .250    8.000     .0400     7.960    10/01/2026
  600054343     BIPRAM                     8.875      .250    8.625     .0400     8.585    10/01/2026
  600054344     MCMURRAY                   8.250      .250    8.000     .0400     7.960    10/01/2026
  600054345     BARILLAS                   8.375      .250    8.125     .0400     8.085    10/01/2026
  600054346     LANGER                     8.375      .250    8.125     .0400     8.085    10/01/2026
  600054347     WEST                       8.750      .250    8.500     .0400     8.460    09/01/2026
  600054348     DAYTON                     8.250      .250    8.000     .0400     7.960    09/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054335     JONES                     4704135                    $1,751.06        18        11/01/1996             360
  600054336     CLAYTON                   4707214                    $1,987.86        18        11/01/1996             360
  600054337     TUYET LAM                 4714474                    $1,846.61                  11/01/1996             360
  600054338     ROMERO                    4730839                    $1,685.57        18        11/01/1996             360
  600054339     MAYO                      4732091                    $4,535.29                  11/01/1996             360
  600054340     FERGUSON                  4761154                    $1,622.74                  11/01/1996             360
  600054341     ROZYCKI                   4764619                    $4,885.37                  11/01/1996             360
  600054342     LIU                       4783602                    $2,065.98                  11/01/1996             360
  600054343     BIPRAM                    4788245                    $1,750.42                  11/01/1996             360
  600054344     MCMURRAY                  4794070                    $4,507.60                  11/01/1996             360
  600054345     BARILLAS                  4798816                    $1,701.96                  11/01/1996             360
  600054346     LANGER                    4803016                    $2,844.58                  11/01/1996             360
  600054347     WEST                      4803025                    $1,349.98                  11/01/1996             360
  600054348     DAYTON                    4803556                    $1,848.12        12        11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054335     JONES                                                                                       $236,500.00    N
  600054336     CLAYTON                                                                                     $294,719.00    N
  600054337     TUYET LAM                                                                                   $307,258.00    N
  600054338     ROMERO                                                                                      $223,000.00    N
  600054339     MAYO                                                                                        $756,899.00    N
  600054340     FERGUSON                                                                                    $282,000.00    N
  600054341     ROZYCKI                                                                                     $830,000.00    N
  600054342     LIU                                                                                         $385,000.00    N
  600054343     BIPRAM                                                                                      $300,000.00    N
  600054344     MCMURRAY                                                                                    $935,000.00    N
  600054345     BARILLAS                                                                                    $279,900.00    N
  600054346     LANGER                                                                                      $470,000.00    N
  600054347     WEST                                                                                        $264,000.00    N
  600054348     DAYTON                                                                                      $259,000.00    N


 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS                CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------          ---------------   -----   -----    -----------
  600054349     SCHILLIZZI               477 PHILIP AVENUE             STATEN ISLAND,     NY     10312   $269,718.96
  600054350     LEWINE                   40 MCLEAN DRIVE               SUDBURY, MA        MA     1776    $400,698.90
  600054351     KITT                     10775 JUDY LANE               COLUMBIA, MD       MD     21044   $211,857.75
  600054352     BERNHARDT                5402 E. WONDERVIEW ROAD       PHOENIX, AZ        AZ     85018   $399,744.93
  600054353     TOTTER                   RD#8, BOX 193                 GREENSBURG, PA     PA     15601    $64,960.63
  600054354     STRONG                   1024 GRANVIA ALTAMIRA         PALOS VERDES ES    CA     90274   $451,726.18
  600054355     SWARTZ                   433 DEDHAM STREET, UNIT 4     NEWTON, MA         MA     2159    $249,852.41
  600054356     SIOPES                   36 BLANCHARD ST               ANDOVER, MA        MA     1810    $234,846.28
  600054357     ROSE                     412 MARVIEW DRIVE             SOLANA BEACH, C    CA     92075   $399,757.68
  600054358     PAULL                    981 LUCERNE  #1               LAKE ARROWHEAD,    CA     92352    $68,959.27
  600054359     MEIER CARLSON            2500 COUNTY ROAD 58P          TELLURIDE, CO      CO     81435   $249,852.41
  600054360     COX                      1643 NORTH HARVEST DANCE      JACKSON HOLE, W    WY     83001   $323,009.18
  600054362     FARNESI,JR               427 MAPLE AVENUE              HADDONFIELD, NJ    NJ     8033    $262,500.00
  600054363     WARD                     216 SOUTHWIND DRIVE           DOYLESTOWN, PA     PA     18901   $219,854.79


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054349     SCHILLIZZI                 9.250      .250    9.000     .0400     8.960    09/01/2026
  600054350     LEWINE                     8.375      .250    8.125     .0400     8.085    09/01/2026
  600054351     KITT                       8.000      .250    7.750     .0400     7.710    10/01/2026
  600054352     BERNHARDT                  8.250      .250    8.000     .0400     7.960    10/01/2026
  600054353     TOTTER                     8.500      .250    8.250     .0400     8.210    10/01/2026
  600054354     STRONG                     8.500      .250    8.250     .0400     8.210    10/01/2026
  600054355     SWARTZ                     8.625      .250    8.375     .0400     8.335    10/01/2026
  600054356     SIOPES                     8.125      .250    7.875     .0400     7.835    10/01/2026
  600054357     ROSE                       8.500      .250    8.250     .0400     8.210    10/01/2026
  600054358     PAULL                      8.625      .250    8.375     .0400     8.335    10/01/2026
  600054359     MEIER CARLSON              8.625      .250    8.375     .0400     8.335    10/01/2026
  600054360     COX                        8.625      .250    8.375     .0400     8.335    10/01/2026
  600054362     FARNESI,JR                 8.625      .250    8.375     .0400     8.335    11/01/2026
  600054363     WARD                       8.125      .250    7.875     .0400     7.835    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054349     SCHILLIZZI                4808472                    $2,221.23                  11/01/1996             360
  600054350     LEWINE                    4811502                    $3,049.79                  11/01/1996             360
  600054351     KITT                      4825826                    $1,555.58                  11/01/1996             360
  600054352     BERNHARDT                 4828237                    $3,005.07                  11/01/1996             360
  600054353     TOTTER                    4845087                      $499.79                  11/01/1996             360
  600054354     STRONG                    4849105                    $3,475.49                  11/01/1996             360
  600054355     SWARTZ                    4852078                    $1,944.47                  11/01/1996             360
  600054356     SIOPES                    4857564                    $1,744.87                  11/01/1996             360
  600054357     ROSE                      4864920                    $3,075.65                  11/01/1996             360
  600054358     PAULL                     4873357                      $536.67                  11/01/1996             360
  600054359     MEIER CARLSON             4877754                    $1,944.47                  11/01/1996             360
  600054360     COX                       4910516                    $2,513.82                  11/01/1996             360
  600054362     FARNESI,JR                4916247                    $2,041.70                  11/01/1996             360
  600054363     WARD                      4917035                    $1,648.34                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054349     SCHILLIZZI                                                                                  $425,000.00    N
  600054350     LEWINE                                                                                      $535,000.00    N
  600054351     KITT                                                                                        $265,000.00    N
  600054352     BERNHARDT                                                                                   $585,000.00    N
  600054353     TOTTER                                                                                      $134,000.00    N
  600054354     STRONG                                                                                      $565,000.00    N
  600054355     SWARTZ                                                                                      $550,000.00    N
  600054356     SIOPES                                                                                      $342,000.00    N
  600054357     ROSE                                                                                        $638,000.00    N
  600054358     PAULL                                                                                        $98,750.00    N
  600054359     MEIER CARLSON                                                                               $525,000.00    N
  600054360     COX                                                                                         $404,000.00    N
  600054362     FARNESI,JR                                                                                  $351,000.00    N
  600054363     WARD                                                                                        $280,000.00    N


 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                           SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS                CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------          ---------------   -----   -----    -----------
  600054364     BANKORD                  24900 PERDIDO BEACH BLVD      ORANGE BEACH, A    AL     36561      $227,243.98
  600054365     KOMYATTE                 1137 PRESERVE CIRCLE          GOLDEN, CO         CO     80401      $269,832.18
  600054366     NAFUS                    906 BAKER STREET              SALMON, ID         ID     83467      $107,941.01
  600054367     ROCKWELL                 13455 SW KNAUS ROAD           LAKE OSWEGO, OR    OR     97034      $649,626.03
  600054368     HOLT                     5525 VIA SEPULVEDA            YORBA LINDA, CA    CA     92887      $251,876.04
  600054369     CLIFFORD                 3406 S. BIG WOODS COVE        COLLIERVILLE, T    TN     38017      $284,836.03
  600054370     GORESHNIK                10626 NORTHEAST 117TH PLA     KIRKLAND, WA       WA     98034      $240,158.13
  600054371     BENNETT                  3151 234TH COURT SOUTHEAS     ISSAQUAH, WA       WA     98027      $243,852.18
  600054372     PULEO                    9 NORTH BAYARD LANE           MAHWAH, NJ         NJ     7430       $220,872.85
  600054373     LANCASTER                3821 GRAND KEY DRIVE          ORANGE BEACH, A    AL     36561      $268,632.14
  600054374     WANDERER                 222 WALTER HAYS DRIVE         PALO ALTO, CA      CA     94303      $299,450.91
  600054375     REED                     110 THE VILLAGE #409          REDONDO BEACH,     CA     90277      $253,488.25
  600054376     MINICZ                   5505 NORTH MESA DRIVE         CASTLE ROCK, CO    CO     80104      $259,821.07
  600054377     HARMON                   2800 W BATH ROAD              AKRON, OH          OH     44333      $228,000.00


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054364     BANKORD                    8.875      .250    8.625     .0400     8.585    09/01/2026
  600054365     KOMYATTE                   8.375      .250    8.125     .0400     8.085    10/01/2026
  600054366     NAFUS                      9.000      .250    8.750     .0400     8.710    10/01/2026
  600054367     ROCKWELL                   8.750      .250    8.500     .0400     8.460    10/01/2026
  600054368     HOLT                       9.500      .250    9.250     .0400     9.210    10/01/2026
  600054369     CLIFFORD                   8.750      .250    8.500     .0400     8.460    10/01/2026
  600054370     GORESHNIK                  8.625      .250    8.375     .0400     8.335    10/01/2026
  600054371     BENNETT                    8.500      .250    8.250     .0400     8.210    10/01/2026
  600054372     PULEO                      8.750      .250    8.500     .0400     8.460    10/01/2026
  600054373     LANCASTER                  8.750      .250    8.500     .0400     8.460    08/01/2026
  600054374     WANDERER                   8.500      .250    8.250     .0400     8.210    08/01/2026
  600054375     REED                       8.250      .250    8.000     .0400     7.960    10/01/2026
  600054376     MINICZ                     7.875      .250    7.625     .0400     7.585    10/01/2026
  600054377     HARMON                     8.250      .250    8.000     .0400     7.960    11/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054364     BANKORD                   4918835                    $1,810.09                  11/01/1996             360
  600054365     KOMYATTE                  4927222                    $2,052.20                  11/01/1996             360
  600054366     NAFUS                     4988109                      $868.99                  11/01/1996             360
  600054367     ROCKWELL                  4992907                    $5,113.55                  11/01/1996             360
  600054368     HOLT                      5003247                    $2,118.96                  11/01/1996             360
  600054369     CLIFFORD                  5010084                    $2,242.10       12         11/01/1996             360
  600054370     GORESHNIK                 5060275                    $1,869.03        3         11/01/1996             360
  600054371     BENNETT                   5060953                    $1,876.15                  11/01/1996             360
  600054372     PULEO                     5064946                    $1,738.61                  11/01/1996             360
  600054373     LANCASTER                 5088015                    $2,117.01       12         11/01/1996             360
  600054374     WANDERER                  5088098                    $2,306.74                  11/01/1996             360
  600054375     REED                      5104216                    $1,905.59       18         11/01/1996             360
  600054376     MINICZ                    5106051                    $1,885.18                  11/01/1996             360
  600054377     HARMON                    5130754                    $1,712.89                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054364     BANKORD                                                                                     $286,000.00    N
  600054365     KOMYATTE                                                                                    $350,000.00    N
  600054366     NAFUS                                                                                       $180,000.00    N
  600054367     ROCKWELL                                                                                  $1,100,000.00    N
  600054368     HOLT                                                                                        $326,000.00    N
  600054369     CLIFFORD                                                                                    $325,000.00    N
  600054370     GORESHNIK                                                                                   $267,000.00    N
  600054371     BENNETT                                                                                     $305,000.00    N
  600054372     PULEO                                                                                       $301,000.00    N
  600054373     LANCASTER                                                                                   $299,000.00    N
  600054374     WANDERER                                                                                    $575,000.00    N
  600054375     REED                                                                                        $267,000.00    N
  600054376     MINICZ                                                                                      $340,000.00    N
  600054377     HARMON                                                                                      $285,000.00    N


                                                                   Page   20
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                          SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------         ---------------   -----   -----    -----------
  600054378     TRAN                     26 FOREST KNOLLS DRIVE       SAN FRANCISCO,     CA     94131      $291,823.10
  600054379     ERLIKH                   78 VINE ST                   NEWTON, MA         MA     2167       $230,260.42
  600054380     BISHOP                   64 MAOLIS RD                 NAHANT, MA         MA     1908       $328,227.60
  600054381     RABIZADEH                22121 MARTINEZ STREET        WOODLAND HILLS,    CA     91364      $283,500.00
  600054382     WHITNEY                  590 FRONT RANGE RD           LITTLETON, CO      CO     80120      $289,625.01
  600054383     ALDERMAN                 LAKE RD 5-88/WOODBRIDGE      CAMDENTON, MO      MO     65020      $269,840.60
  600054384     YOUNG                    29015 TURNBERRY COURT        GEORGETOWN, TX     TX     78628      $234,846.28
  600054385     COLLINS                  18522 EAST DE VACA DRIVE     GALVESTON, TX      TX     77554      $249,598.70
  600054386     HARRINGTON               321 SPRINGHILL DR            HURST, TX          TX     76054      $143,227.55
  600054387     MCLOUGHLIN               363 CANTITOE RD              BEFORD, NY         NY     10507      $349,827.84
  600054388     FISHER                   2612 MONTANA AVENUE # 3      SANTA MONICA, C    CA     90403      $271,862.64
  600054389     TRANE                    2041 AMETHYST DRIVE          LONGMONT, CO       CO     80501      $252,642.87
  600054390     DI PIETRO                481 DAVISVILLE ROAD          FALMOUTH, MA       MA     2536       $259,846.50
  600054391     HOFFMAN                  2387 EAST BEAR HILLS CIRC    DRAPER, UT         UT     84020      $319,589.12


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054378     TRAN                       8.500      .250    8.250     .0400     8.210    10/01/2026
  600054379     ERLIKH                     8.500      .250    8.250     .0400     8.210    10/01/2026
  600054380     BISHOP                     8.125      .250    7.875     .0400     7.835    10/01/2026
  600054381     RABIZADEH                  8.500      .250    8.250     .0400     8.210    11/01/2026
  600054382     WHITNEY                    8.500      .250    8.250     .0400     8.210    10/01/2026
  600054383     ALDERMAN                   8.625      .250    8.375     .0400     8.335    10/01/2026
  600054384     YOUNG                      8.125      .250    7.875     .0400     7.835    10/01/2026
  600054385     COLLINS                    8.500      .250    8.250     .0400     8.210    10/01/2026
  600054386     HARRINGTON                 9.125      .250    8.875     .0400     8.835    08/01/2024
  600054387     MCLOUGHLIN                 9.500      .250    9.250     .0400     9.210    10/01/2026
  600054388     FISHER                     9.375      .250    9.125     .0400     9.085    10/01/2026
  600054389     TRANE                      8.375      .250    8.125     .0400     8.085    10/01/2026
  600054390     DI PIETRO                  8.625      .250    8.375     .0400     8.335    10/01/2026
  600054391     HOFFMAN                    8.375      .250    8.125     .0400     8.085    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054378     TRAN                      5135816                    $2,245.23                  11/01/1996             360
  600054379     ERLIKH                    5148453                    $1,771.58                  11/01/1996             360
  600054380     BISHOP                    5151734                    $2,442.82                  11/01/1996             360
  600054381     RABIZADEH                 5183601                    $2,179.87        3         11/01/1996             360
  600054382     WHITNEY                   5193351                    $2,229.85                  11/01/1996             360
  600054383     ALDERMAN                  5194944                    $2,100.03                  11/01/1996             360
  600054384     YOUNG                     5202463                    $1,744.87                  11/01/1996             360
  600054385     COLLINS                   5209134                    $1,920.36       18         11/01/1996             360
  600054386     HARRINGTON                5264219                    $1,184.15       14         11/01/1996             360
  600054387     MCLOUGHLIN                5269415                    $2,942.99                  11/01/1996             360
  600054388     FISHER                    5285614                    $2,262.36                  11/01/1996             360
  600054389     TRANE                     5310899                    $1,921.46                  11/01/1996             360
  600054390     DI PIETRO                 5351773                    $2,022.25                  11/01/1996             360
  600054391     HOFFMAN                   5564052                    $2,432.23                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054378     TRAN                                                                                        $365,000.00    N
  600054379     ERLIKH                                                                                      $288,000.00    N
  600054380     BISHOP                                                                                      $500,000.00    N
  600054381     RABIZADEH                                                                                   $315,000.00    N
  600054382     WHITNEY                                                                                     $440,000.00    N
  600054383     ALDERMAN                                                                                    $575,000.00    N
  600054384     YOUNG                                                                                       $295,000.00    N
  600054385     COLLINS                                                                                     $277,500.00    N
  600054386     HARRINGTON                                                                                  $163,200.00    N
  600054387     MCLOUGHLIN                                                                                  $740,000.00    N
  600054388     FISHER                                                                                      $340,000.00    N
  600054389     TRANE                                                                                       $316,000.00    N
  600054390     DI PIETRO                                                                                   $347,000.00    N
  600054391     HOFFMAN                                                                                     $565,000.00    N


                                                                   Page   21
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                          SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------         ---------------   -----   -----    -----------
  600054392     PRESTEL                  7916 EAST BERNER STREET      LONG BEACH, CA     CA     90808      $253,947.00
  600054393     STEARMAN                 3855 N ELK RIDGE NORTH       DIVIDE, CO         CO     80814      $249,565.35
  600054394     FULLER                   2401 BROOKWOOD DRIVE         FORT COLLINS, C    CO     80525      $399,248.91
  600054395     ROTH                     62 NORTH SABRA AVENUE        AGOURA, CA         CA     91301      $222,864.90
  600054396     BUCKNER                  768 WEST EMERALD OAKS DRI    FARMINGTON, UT     UT     84025      $408,327.89
  600054397     TURKHEIMER               2728 SYLVAN WAY              MCKINNEY, TX       TX     75070      $448,940.51
  600054398     PELZER                   26 CLIVEHILL ROAD            EDISON, NJ         NJ     8820       $284,504.49
  600054399     HOGAN                    6794 BLACKHAWK COURT         HIGHLANDS RANCH    CO     80126      $219,013.78
  600054400     LOVELL                   1512 BARCUS DRIVE            GEORGETOWN, TX     TX     78626       $82,682.12
  600054401     HILL                     5311 WINTERSET DRIVE         GREENSBORO, NC     NC     27406      $247,000.00
  600054402     ZAYAS                    670 NEW HEMPSTEAD ROAD       NEW HEMPSTEAD,     NY     10977      $273,844.73
  600054403     TRACHTENBERG             6 OLD SEARINGTOWN ROAD       ROSLYN, NY         NY     11576      $349,782.46
  600054404     HAMMEL DAVIS             24475 PASEO DE TORONTO       YORBA LINDA, CA    CA     92687      $298,814.15
  600054405     FASANO                   10 THATCH POND ROAD          SMITHTOWN, NY      NY     11787      $277,813.46


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054392     PRESTEL                    7.750      .250    7.500     .0400     7.460    12/01/2025
  600054393     STEARMAN                   8.750      .250    8.500     .0400     8.460    08/01/2026
  600054394     FULLER                     8.375      .250    8.125     .0400     8.085    08/01/2026
  600054395     ROTH                       8.500      .250    8.250     .0400     8.210    10/01/2026
  600054396     BUCKNER                    8.750      .250    8.500     .0400     8.460    09/01/2026
  600054397     TURKHEIMER                 7.250      .250    7.000     .0400     6.960    08/01/2026
  600054398     PELZER                     8.750      .250    8.500     .0400     8.460    08/01/2026
  600054399     HOGAN                      8.375      .250    8.125     .0400     8.085    10/01/2026
  600054400     LOVELL                     8.000      .250    7.750     .0400     7.710    08/01/2026
  600054401     HILL                       8.125      .250    7.875     .0400     7.835    11/01/2026
  600054402     ZAYAS                      8.625      .250    8.375     .0400     8.335    07/01/2026
  600054403     TRACHTENBERG               8.375      .250    8.125     .0400     8.085    10/01/2026
  600054404     HAMMEL DAVIS               8.375      .250    8.125     .0400     8.085    10/01/2026
  600054405     FASANO                     8.000      .250    7.750     .0400     7.710    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054392     PRESTEL                   5578764                    $1,834.02                  11/01/1996             360
  600054393     STEARMAN                  7403685                    $1,966.75                  11/01/1996             360
  600054394     FULLER                    7414318                    $3,040.29                  11/01/1996             360
  600054395     ROTH                      8027233                    $1,714.68       18         11/01/1996             360
  600054396     BUCKNER                   8044191                    $3,216.03                  11/01/1996             360
  600054397     TURKHEIMER                8554806                    $3,069.79                  11/01/1996             360
  600054398     PELZER                    8633965                    $2,242.10       12         11/01/1996             360
  600054399     HOGAN                     8875698                    $1,665.70       18         11/01/1996             360
  600054400     LOVELL                    9196815                      $607.92                  11/01/1996             360
  600054401     HILL                      9538603                    $1,833.97        3         11/01/1996             360
  600054402     ZAYAS                     9588766                    $2,135.03       18         11/01/1996             360
  600054403     TRACHTENBERG              9588770                    $2,660.25                  11/01/1996             360
  600054404     HAMMEL DAVIS              9692329                    $2,272.62                  11/01/1996             360
  600054405     FASANO                    9740649                    $2,039.87                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054392     PRESTEL                                                                                     $320,000.00    N
  600054393     STEARMAN                                                                                    $337,000.00    N
  600054394     FULLER                                                                                      $557,000.00    N
  600054395     ROTH                                                                                        $240,000.00    N
  600054396     BUCKNER                                                                                     $511,000.00    N
  600054397     TURKHEIMER                                                                                  $750,000.00    N
  600054398     PELZER                                                                                      $317,000.00    N
  600054399     HOGAN                                                                                       $243,500.00    N
  600054400     LOVELL                                                                                      $110,500.00    N
  600054401     HILL                                                                                        $260,000.00    N
  600054402     ZAYAS                                                                                       $305,000.00    N
  600054403     TRACHTENBERG                                                                                $655,000.00    N
  600054404     HAMMEL DAVIS                                                                                $400,000.00    N
  600054405     FASANO                                                                                      $370,000.00    N


                                                                   Page   22
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                          SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------         ---------------   -----   -----    -----------
  600054406     MILLER                   3525 TURTLE CREEK BLVD. #    DALLAS, TX         TX     75219      $283,654.70
  600054407     ORDWAY,JR                1218 BLAIR AVENUE            SOUTH PASADENA,    CA     91030      $311,373.02
  600054408     LEE                      1320 WILD OAK TERRACE        ROCKVILLE, MD      MD     20852      $235,430.43
  600054409     HOLLAND TEIXEIRA         293 UPLAND ROAD              CITY OF LAGUNA     CA     92651      $247,338.10
  600054410     LOOMIS                   23811 IVERNESS PLACE         CITY OF LAGUNA     CA     92677      $396,765.61
  600054411     BAIN                     15560 BORGES DRIVE           MOORPARK, CA       CA     93021      $274,300.09
  600054412     WALTERS                  1136 VISTA POINTE CIRCLE     SAN RAMON, CA      CA     94583      $225,028.96
  600054413     LOGAN                    10005 LAWRENCE POND COURT    LAUREL, MD         MD     20708      $240,615.03
  600054414     RAMIREZ                  7410 MIDFIELD AVENUE         LOS ANGELES, CA    CA     90045      $213,636.25
  600054415     DASALLA                  94-409 PUPUKUPA STREET       WAIPAHU, HI        HI     96797      $418,283.04
  600054416     WALKER                   17-534 NORTH ALA ROAD        KURTISTOWN, HI     HI     96760      $323,844.78
  600054417     FRIEDMAN                 107 CLOVERLY LANE            WEST CHESTER, P    PA     19380      $223,934.33
  600054418     DEL RIVO                 3651 INGLEWOOD BOULEVARD     LOS ANGELES, CA    CA     90066      $223,131.19
  600054419     MERCADO                  3140 SHADOWLEAF COURT        LAS VEGAS, NV      NV     89117      $396,518.19


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054406     MILLER                     8.500      .250    8.250     .0400     8.210    09/01/2026
  600054407     ORDWAY,JR                  8.625      .250    8.375     .0400     8.335    08/01/2026
  600054408     LEE                        9.250      .250    9.000     .0400     8.960    08/01/2026
  600054409     HOLLAND TEIXEIRA           8.125      .250    7.875     .0400     7.835    10/01/2026
  600054410     LOOMIS                     8.625      .250    8.375     .0400     8.335    10/01/2026
  600054411     BAIN                       9.000     1.125    7.875     .0400     7.835    10/01/2026
  600054412     WALTERS                    9.125     1.125    8.000     .0400     7.960    10/01/2026
  600054413     LOGAN                      8.875      .875    8.000     .0400     7.960    10/01/2026
  600054414     RAMIREZ                    9.125     1.125    8.000     .0400     7.960    10/01/2026
  600054415     DASALLA                    9.250      .875    8.375     .0400     8.335    10/01/2026
  600054416     WALKER                     9.625      .875    8.750     .0400     8.710    10/01/2026
  600054417     FRIEDMAN                   8.625     1.125    7.500     .0400     7.460    09/01/2026
  600054418     DEL RIVO                   9.125     1.125    8.000     .0400     7.960    10/01/2026
  600054419     MERCADO                    9.625      .875    8.750     .0400     8.710    09/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054406     MILLER                    9797987                    $2,183.71                  11/01/1996             360
  600054407     ORDWAY,JR                 9825863                    $2,426.70                  11/01/1996             360
  600054408     LEE                       9931633                    $1,939.87       18         11/01/1996             360
  600054409     HOLLAND TEIXEIRA          9966332                    $1,837.68                  11/01/1996             360
  600054410     LOOMIS                    9966353                    $3,087.83                  11/01/1996             360
  600054411     BAIN                      1699617                    $2,208.29       18         11/01/1996             360
  600054412     WALTERS                   1746789                    $1,831.89        3         11/01/1996             360
  600054413     LOGAN                     1998336                    $1,915.52       18         11/01/1996             360
  600054414     RAMIREZ                   2083408                    $1,739.14        3         11/01/1996             360
  600054415     DASALLA                   4373992                    $3,442.90       18         11/01/1996             360
  600054416     WALKER                    4374898                    $2,753.97        3         11/01/1996             360
  600054417     FRIEDMAN                  4380123                    $1,743.80        7         11/01/1996             360
  600054418     DEL RIVO                  4495498                    $1,816.44        3         11/01/1996             360
  600054419     MERCADO                   4536407                    $3,373.61       18         11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054406     MILLER                                                                                      $355,000.00    N
  600054407     ORDWAY,JR                                                                                   $390,000.00    N
  600054408     LEE                                                                                         $262,000.00    N
  600054409     HOLLAND TEIXEIRA                                                                            $330,000.00    N
  600054410     LOOMIS                                                                                      $575,000.00    N
  600054411     BAIN                                                                                        $288,900.00    N
  600054412     WALTERS                                                                                     $237,000.00    N
  600054413     LOGAN                                                                                       $267,500.00    N
  600054414     RAMIREZ                                                                                     $225,000.00    N
  600054415     DASALLA                                                                                     $465,000.00    N
  600054416     WALKER                                                                                      $360,000.00    N
  600054417     FRIEDMAN                                                                                    $236,000.00    N
  600054418     DEL RIVO                                                                                    $235,000.00    N
  600054419     MERCADO                                                                                     $443,000.00    N


                                                                   Page   23
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                              SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------         --------------------         ---------------   -----   -----    -----------
  600054420     ALCID                        1054 E EVELYN AVENUE         SUNNYVALE, CA      CA     94086      $245,875.78
  600054421     STRONG                       1105 IRONWOOD ROAD           ALAMEDA, CA        CA     94501      $217,508.75
  600054422     SOTO                         18133 E POWERS PLACE         AURORA, CO         CO     80015      $224,039.75
  600054423     MARTIN                       162 VASSAR CIRCLE            VILLANOVA, PA      PA     19085      $278,830.98
  600054424     BERNARD                      11121 DOVERHILL ROAD         SAN DIEGO, CA      CA     92131      $217,340.19
  600054425     BROWN                        2813 STERLING COVE           LAS VEGAS, NV      NV     89128      $234,993.39
  600054426     EVERS                        4737 ESPERANZA               LA VERNE, CA       CA     91750      $267,771.26
  600054427     COLEMAN                      3015 S. TORREY PINES DRIV    LAS VEGAS, NV      NV     89102      $237,470.22
  600054428     BRAGDON                      1416 BAY HEAD ROAD           ANNAPOLIS, MD      MD     21401      $292,344.34
  600054429     JOHN S & JUDITH A SABATIN    721 PENLLYN PIKE             LOWER GWYNEDD,P    PA     19002       $60,000.00
  600054430     RAYMOND F & PATRICIA A HA    123 PITNEY AVENUE            SPRING LAKE, NJ    NJ     7762       $264,822.19
  600054431     ANNE E & MICHAEL D RIPLEY    8850 HUNT CLUB ROAD          ZIONSVILLE, IN     IN     46077      $207,000.00
  600054432     JEFFERY PERLMAN              1637 OAKWOOD DRIVE UNIT S    PENN VALLEY, PA    PA     19072       $60,000.00
  600054433     SHIRLEY WISE & JOSEPH L L    1600 N. OAK ST #1810         ARLINGTON, VA      VA     22209      $207,000.00


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054420     ALCID                      9.375     1.125    8.250     .0400     8.210    10/01/2026
  600054421     STRONG                    10.250     1.125    9.125     .0400     9.085    10/01/2026
  600054422     SOTO                       9.500     1.125    8.375     .0400     8.335    10/01/2026
  600054423     MARTIN                     8.500      .875    7.625     .0400     7.585    10/01/2026
  600054424     BERNARD                    9.375     1.125    8.250     .0400     8.210    10/01/2026
  600054425     BROWN                      9.500      .875    8.625     .0400     8.585    07/01/2026
  600054426     EVERS                      9.625     1.125    8.500     .0400     8.460    10/01/2026
  600054427     COLEMAN                    9.000      .875    8.125     .0400     8.085    10/01/2026
  600054428     BRAGDON                    9.125      .875    8.250     .0400     8.210    10/01/2026
  600054429     JOHN S & JUDITH A SABATI   8.875      .250    8.625     .0500     8.575    11/01/2026
  600054430     RAYMOND F & PATRICIA A H   8.000      .250    7.750     .0500     7.700    10/01/2026
  600054431     ANNE E & MICHAEL D RIPLE   8.375      .250    8.125     .0500     8.075    11/01/2026
  600054432     JEFFERY PERLMAN            8.250      .250    8.000     .0500     7.950    11/01/2026
  600054433     SHIRLEY WISE & JOSEPH L    8.000      .250    7.750     .0500     7.700    11/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054420     ALCID                     4713192                    $2,046.10       18         11/01/1996             360
  600054421     STRONG                    4714883                    $1,949.92        3         11/01/1996             360
  600054422     SOTO                      4731105                    $1,884.77       18         11/01/1996             360
  600054423     MARTIN                    4844834                    $2,145.27       18         11/01/1996             360
  600054424     BERNARD                   4864207                    $1,808.64       18         11/01/1996             360
  600054425     BROWN                     9619914                    $1,986.52        7         11/01/1996             360
  600054426     EVERS                     9732408                    $2,277.12       18         11/01/1996             360
  600054427     COLEMAN                   9830357                    $1,911.78        3         11/01/1996             360
  600054428     BRAGDON                   9956728                    $2,379.88        3         11/01/1996             360
  600054429     JOHN S & JUDITH A SABATI  4379176                      $477.39                  11/01/1996             360
  600054430     RAYMOND F & PATRICIA A H  3080428                    $1,944.48                  11/01/1996             360
  600054431     ANNE E & MICHAEL D RIPLE  5265645                    $1,573.35                  11/01/1996             360
  600054432     JEFFERY PERLMAN           3096351                      $450.76                  11/01/1996             360
  600054433     SHIRLEY WISE & JOSEPH L   9745067                    $1,518.89                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054420     ALCID                                                                                       $259,000.00    N
  600054421     STRONG                                                                                      $229,100.00    N
  600054422     SOTO                                                                                        $235,980.00    N
  600054423     MARTIN                                                                                      $310,000.00    N
  600054424     BERNARD                                                                                     $228,900.00    N
  600054425     BROWN                                                                                       $262,500.00    N
  600054426     EVERS                                                                                       $282,000.00    N
  600054427     COLEMAN                                                                                     $264,000.00    N
  600054428     BRAGDON                                                                                     $325,000.00    N
  600054429     JOHN S & JUDITH A SABATI                                                                    $194,000.00    N
  600054430     RAYMOND F & PATRICIA A H                                                                    $765,000.00    N
  600054431     ANNE E & MICHAEL D RIPLE                                                                    $580,000.00    N
  600054432     JEFFERY PERLMAN                                                                             $140,000.00    N
  600054433     SHIRLEY WISE & JOSEPH L                                                                     $475,000.00    N


                                                                   Page   24
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                              SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------         --------------------         ---------------   -----   -----    -----------
  600054434     NIKOLA & SPMOENKA DJORDJE    2304 BLUERIDGE AVENUE        MENLO PARK, CA     CA     94025      $373,845.95
  600054435     LOURDES ABREU                1121-23 JUANITA PLACE        FORT LEE, NJ       NJ     7024       $390,000.00
  600054436     ALEX J FORINO                190 CALLOWHILL ROAD          CHALFONT, PA       PA     18914      $246,000.00
  600054437     JOHN RUSSELL & MARY CATHE    4489 ANNELO CIRCLE           GREENWOOD, IN      IN     46142      $150,000.00
  600054438     BETTIE E SHETTER             435 EAST ASPEN DRIVE         PARK CITY, UT      UT     84060      $122,929.24
  600054439     RICHARD A & SUZANNE RICHT    218 N. WICKER DRIVE          BARRINGTON, IL     IL     60010      $280,000.00
  600054440     RICHARD W & LORRAINE L KA    240 MOORE LN                 HADDONFIELD, NJ    NJ     8033       $239,830.61
  600054441     JEFFREY A LARSON             ROUTE 3 BOX 165              OSAKIS, MN         MN     56360       $69,600.00
  600054442     R TOM & CAROL LEE BAKER      1045 HIGH SCHOOL ROAD NE     BAINBRIDGE ISLA    WA     98110      $299,822.88
  600054443     KENNETH J & SANDRA M DENS    1 CYPRESS POINT WEST         PENSACOLA, FL      FL     32514      $254,837.40
  600054444     JAMES J & COLLEEN F LOHR     33 TIMBER RIDGE DRIVE        COAL VALLEY, IL    IL     61240      $367,528.13
  600054445     MAXEL E & FLORENCE E TOWN    3212 WINGFIELD LAKE          WILLIAMSBURG, V    VA     23185      $229,860.19
  600054446     JOANN P DIGENNARO            11740 QUAY ROAD              OAKTON, VA         VA     22124      $279,838.91
  600054447     LOUISE POLIS                 346 E. LANCASTER AVE UNIT    WYNNEWOOD, PA      PA     19096       $66,465.52


                                            INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                       RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------         --------    -----   ------     -----   ------      --------
  600054434     NIKOLA & SPMOENKA DJORDJ       8.500      .250    8.250     .0500     8.200    07/01/2026
  600054435     LOURDES ABREU                  8.750      .250    8.500     .0500     8.450    11/01/2026
  600054436     ALEX J FORINO                  8.500      .250    8.250     .0500     8.200    11/01/2021
  600054437     JOHN RUSSELL & MARY CATH       8.500      .250    8.250     .0500     8.200    11/01/2026
  600054438     BETTIE E SHETTER               8.750      .250    8.500     .0500     8.450    10/01/2026
  600054439     RICHARD A & SUZANNE RICH       9.250      .250    9.000     .0500     8.950    11/01/2026
  600054440     RICHARD W & LORRAINE L K       7.750      .250    7.500     .0500     7.450    10/01/2026
  600054441     JEFFREY A LARSON               8.000      .250    7.750     .0500     7.700    11/01/2026
  600054442     R TOM & CAROL LEE BAKER        8.625      .250    8.375     .0500     8.325    10/01/2026
  600054443     KENNETH J & SANDRA M DEN       8.250      .250    8.000     .0500     7.950    10/01/2026
  600054444     JAMES J & COLLEEN F LOHR       8.000      .250    7.750     .0500     7.700    07/01/2026
  600054445     MAXEL E & FLORENCE E TOW       8.750      .250    8.500     .0500     8.450    03/01/2026
  600054446     JOANN P DIGENNARO              8.750      .250    8.500     .0500     8.450    10/01/2026
  600054447     LOUISE POLIS                   9.250      .250    9.000     .0500     8.950    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054434     NIKOLA & SPMOENKA DJORDJ  5088255                    $2,883.43                  11/01/1996             360
  600054435     LOURDES ABREU             4843250                    $3,068.13                  11/01/1996             360
  600054436     ALEX J FORINO             4917433                    $1,980.86                  11/01/1996             300
  600054437     JOHN RUSSELL & MARY CATH  5265638                    $1,153.37                  11/01/1996             360
  600054438     BETTIE E SHETTER          4824356                      $967.64                  11/01/1996             360
  600054439     RICHARD A & SUZANNE RICH  4868490                    $2,303.49                  11/01/1996             360
  600054440     RICHARD W & LORRAINE L K  3081422                    $1,719.39                  11/01/1996             360
  600054441     JEFFREY A LARSON          5083188                      $510.70                  11/01/1996             360
  600054442     R TOM & CAROL LEE BAKER   5059899                    $2,333.37                  11/01/1996             360
  600054443     KENNETH J & SANDRA M DEN  8516964                    $1,915.73                  11/01/1996             360
  600054444     JAMES J & COLLEEN F LOHR  5087832                    $2,704.66                  11/01/1996             360
  600054445     MAXEL E & FLORENCE E TOW  3035043                    $1,816.89                  11/01/1996             360
  600054446     JOANN P DIGENNARO         3063836                    $2,202.76                  11/01/1996             360
  600054447     LOUISE POLIS              3078186                      $547.08                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054434     NIKOLA & SPMOENKA DJORDJ                                                                    $679,000.00    N
  600054435     LOURDES ABREU                                                                               $679,000.00    N
  600054436     ALEX J FORINO                                                                               $410,000.00    N
  600054437     JOHN RUSSELL & MARY CATH                                                                    $247,850.00    N
  600054438     BETTIE E SHETTER                                                                            $198,000.00    N
  600054439     RICHARD A & SUZANNE RICH                                                                    $450,000.00    N
  600054440     RICHARD W & LORRAINE L K                                                                    $380,000.00    N
  600054441     JEFFREY A LARSON                                                                            $110,000.00    N
  600054442     R TOM & CAROL LEE BAKER                                                                     $458,000.00    N
  600054443     KENNETH J & SANDRA M DEN                                                                    $375,000.00    N
  600054444     JAMES J & COLLEEN F LOHR                                                                    $540,000.00    N
  600054445     MAXEL E & FLORENCE E TOW                                                                    $330,000.00    N
  600054446     JOANN P DIGENNARO                                                                           $400,000.00    N
  600054447     LOUISE POLIS                                                                                 $95,000.00    N


                                                                   Page   25
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                              SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------         --------------------         ---------------   -----   -----    -----------
  600054448     GISELE ROUNTZOUNIS           10290 S.E. BANYAN WAY        TEQUESTA, FL       FL     33469      $235,000.00
  600054449     JAMES WARREN & JANE LISAB    88 WEST STATE AVENUE         PHOENIX, AZ        AZ     85021      $239,000.00
  600054450     LOUIS P & EFFIE M KIVI       100 BARTON DRIVE NORTH       ANN ARBOR, MI      MI     48105      $429,758.93
  600054451     DAVID W JONES                2147 JORDAN PL               BOULDER, CO        CO     80304      $256,071.75
  600054452     PATRICK V & KATHLYN M WAR    1420 KELLOGG AVENUE          ANACORTES, WA      WA     98221      $242,250.00
  600054453     WARREN R & KATHY C JONES     2833 SUN MEADOW DRIVE        FLOWER MOUND, T    TX     75028      $263,531.85
  600054454     SALVATORE & KELLY RIGNOLA    55 FLAGG PLACE               STATEN ISLAND,     NY     10304      $399,781.50
  600054455     DALE D & MARY P JOHNSON      917 SCENIC DRIVE             SHOREVIEW, MN      MN     55126      $249,848.55
  600054456     HELDER F & MARIA G ANTUNE    2720 CANTOR DR.              MORGAN HILL, CA    CA     95037      $319,806.15
  600054457     THOMAS W & MONIQUE P HUNN    103 CREEKVIEW LANE           HAMPTON, VA        VA     23669      $231,851.69
  600054458     DON & JEAN GILKISON          2428 QUEEN ESTHER DRIVE      PARK CITY, UT      UT     84060      $399,769.87
  600054459     J. STEVEN CARROTHERS         2525 E. KENTUCKY AVE.        DENVER, CO         CO     80209      $384,000.00
  600054460     BARRY ALAN SULLIVAN          2483 AHA AINA PLACE          HONOLULU, HI       HI     96821      $400,000.00
  600054461     JOHN B & BARBARA S TSCHAM    17 REV. THOMAS HOOKER ROA    WESTBOROUGH, MA    MA     1581       $226,063.71


                                            INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                       RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------         --------    -----   ------     -----   ------      --------
  600054448     GISELE ROUNTZOUNIS             9.000      .250    8.750     .0500     8.700    11/01/2026
  600054449     JAMES WARREN & JANE LISA       8.375      .250    8.125     .0500     8.075    11/01/2026
  600054450     LOUIS P & EFFIE M KIVI         8.875      .250    8.625     .0500     8.575    10/01/2026
  600054451     DAVID W JONES                  8.250      .250    8.000     .0500     7.950    09/01/2026
  600054452     PATRICK V & KATHLYN M WA       8.625      .250    8.375     .0500     8.325    11/01/2026
  600054453     WARREN R & KATHY C JONES       8.250      .250    8.000     .0500     7.950    10/01/2026
  600054454     SALVATORE & KELLY RIGNOL       9.000      .250    8.750     .0500     8.700    10/01/2026
  600054455     DALE D & MARY P JOHNSON        8.500      .250    8.250     .0500     8.200    10/01/2026
  600054456     HELDER F & MARIA G ANTUN       8.500      .250    8.250     .0500     8.200    10/01/2026
  600054457     THOMAS W & MONIQUE P HUN       8.500      .250    8.250     .0500     8.200    03/01/2026
  600054458     DON & JEAN GILKISON            8.750      .250    8.500     .0500     8.450    10/01/2026
  600054459     J. STEVEN CARROTHERS           8.500      .250    8.250     .0500     8.200    11/01/2026
  600054460     BARRY ALAN SULLIVAN            7.750      .250    7.500     .0500     7.450    11/01/2026
  600054461     JOHN B & BARBARA S TSCHA       8.250      .250    8.000     .0500     7.950    08/01/2026


                                                                                          MI        INTEREST               LOAN
  LOAN #       BORROWER                       S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------           ---------------            ---------        --        --------               ----
  600054448     GISELE ROUNTZOUNIS            5445613                    $1,890.86                  11/01/1996             360
  600054449     JAMES WARREN & JANE LISA      4828715                    $1,816.57                  11/01/1996             360
  600054450     LOUIS P & EFFIE M KIVI        5148665                    $3,421.28                  11/01/1996             360
  600054451     DAVID W JONES                 5150333                    $1,927.00                  11/01/1996             360
  600054452     PATRICK V & KATHLYN M WA      5060438                    $1,884.20                  11/01/1996             360
  600054453     WARREN R & KATHY C JONES      5202888                    $1,981.09                  11/01/1996             360
  600054454     SALVATORE & KELLY RIGNOL      5471219                    $3,218.50                  11/01/1996             360
  600054455     DALE D & MARY P JOHNSON       9765565                    $1,922.28                  11/01/1996             360
  600054456     HELDER F & MARIA G ANTUN      4754005                    $2,460.52                  11/01/1996             360
  600054457     THOMAS W & MONIQUE P HUN      3041043                    $1,791.64                  11/01/1996             353
  600054458     DON & JEAN GILKISON           5195456                    $3,146.80                  11/01/1996             360
  600054459     J. STEVEN CARROTHERS          4910427                    $2,952.63                  11/01/1996             360
  600054460     BARRY ALAN SULLIVAN           3120445                    $2,865.65                  11/01/1996             360
  600054461     JOHN B & BARBARA S TSCHA      5088282                    $1,701.62                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054448     GISELE ROUNTZOUNIS                                                                          $335,000.00    N
  600054449     JAMES WARREN & JANE LISA                                                                    $340,000.00    N
  600054450     LOUIS P & EFFIE M KIVI                                                                      $590,000.00    N
  600054451     DAVID W JONES                                                                               $346,500.00    N
  600054452     PATRICK V & KATHLYN M WA                                                                    $324,000.00    N
  600054453     WARREN R & KATHY C JONES                                                                    $351,600.00    N
  600054454     SALVATORE & KELLY RIGNOL                                                                    $525,000.00    N
  600054455     DALE D & MARY P JOHNSON                                                                     $325,000.00    N
  600054456     HELDER F & MARIA G ANTUN                                                                    $408,000.00    N
  600054457     THOMAS W & MONIQUE P HUN                                                                    $295,000.00    N
  600054458     DON & JEAN GILKISON                                                                         $506,000.00    N
  600054459     J. STEVEN CARROTHERS                                                                        $485,000.00    N
  600054460     BARRY ALAN SULLIVAN                                                                         $505,000.00    N
  600054461     JOHN B & BARBARA S TSCHA                                                                    $285,000.00    N


                                                                   Page   26
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                          SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------         --------------------     ---------------   -----   -----    -----------
  600054462     SIMON T & LINDA CHU          6 LAKESHORE DRIVE        MONTVILLE, NJ      NJ     7045       $277,000.00
  600054463     MI RAN LIM                   47174 CHAMBLISS COURT    STERLING, VA       VA     20165      $266,740.00
  600054464     LOUIS O & GAYE K JOYNER      4221 OLD LEEDS RD        BIRMINGHAM, AL     AL     35213      $318,806.75
  600054465     STEVEN D LESSER              4 ARBOR COURT            MANALAPAN, NJ      NJ     7726       $240,400.00
  600054466     CONRAD ANTHONY & SHELIA R    1129 CAPITOL DRIVE #28   SAN PEDRO, CA      CA     90731      $220,509.24
  600054467     JOSEPH E & JULIE L MORRIS    8151 EAST 156TH COURT    THORNTON, CO       CO     80601      $228,450.00
  600054468     JAMES A & SUSAN METTE,JR     4N630 WESTCOT LANE       WEST CHICAGO, I    IL     60185      $235,760.00
  600054469     KARL J. & CINDY A. KASPRZ    600 EAST LINDA LANE      GILBERT, AZ        AZ     85234      $251,858.72
  600054470     RONALD A & ELIZABETH B WE    374 BAIRD ROAD           MERION STATION,    PA     19066      $414,685.14
  600054471     NAZIH & RAGHIDA NOWYHED      41550 NONPAREIL DRIVE    PALMDALE, CA       CA     93551      $232,000.00
  600054472     STUART S & EDITHA F SMITH    10522 TYLER TERRACE      POTOMAC, MD        MD     20854      $287,825.53
  600054473     CHAD R & HEIDI L LEE         1867 WOODHAVEN DRIVE     HENDERSON, NV      NV     89014      $447,735.50
  600054474     J MITCHELL & DIANE M RADE    276 WHITE HAVEN COURT    NOBLESVILLE, IN    IN     46060      $260,633.69
  600054475     ROBIN GIBBS                  1116 CALLE VENEZIA       SAN CLEMENTE, C    CA     92672      $252,000.00


                                            INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                       RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------         --------    -----   ------     -----   ------      --------
  600054462     SIMON T & LINDA CHU            8.500      .250    8.250     .0500     8.200    11/01/2026
  600054463     MI RAN LIM                     8.500      .250    8.250     .0500     8.200    11/01/2026
  600054464     LOUIS O & GAYE K JOYNER        8.500      .250    8.250     .0500     8.200    10/01/2026
  600054465     STEVEN D LESSER                8.750      .250    8.500     .0500     8.450    11/01/2026
  600054466     CONRAD ANTHONY & SHELIA        8.250      .250    8.000     .0500     7.950    10/01/2026
  600054467     JOSEPH E & JULIE L MORRI       8.375      .250    8.125     .0500     8.075    11/01/2026
  600054468     JAMES A & SUSAN METTE,JR       8.000      .250    7.750     .0500     7.700    11/01/2026
  600054469     KARL J. & CINDY A. KASPR       8.875      .250    8.625     .0500     8.575    10/01/2026
  600054470     RONALD A & ELIZABETH B W       8.875      .250    8.625     .0500     8.575    10/01/2026
  600054471     NAZIH & RAGHIDA NOWYHED        8.875      .250    8.625     .0500     8.575    11/01/2026
  600054472     STUART S & EDITHA F SMIT       8.500      .250    8.250     .0500     8.200    10/01/2026
  600054473     CHAD R & HEIDI L LEE           8.625      .250    8.375     .0500     8.325    10/01/2026
  600054474     J MITCHELL & DIANE M RAD       8.250      .250    8.000     .0500     7.950    10/01/2026
  600054475     ROBIN GIBBS                    8.500      .250    8.250     .0500     8.200    11/01/2026


                                                                                          MI        INTEREST               LOAN
  LOAN #       BORROWER                       S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------           ---------------            ---------        --        --------               ----
  600054462     SIMON T & LINDA CHU           9665406                    $2,129.89                  11/01/1996             360
  600054463     MI RAN LIM                    5061941                    $2,051.00                  11/01/1996             360
  600054464     LOUIS O & GAYE K JOYNER       4920788                    $2,452.83                  11/01/1996             360
  600054465     STEVEN D LESSER               1720494                    $1,891.23                  11/01/1996             360
  600054466     CONRAD ANTHONY & SHELIA       4873853                    $1,658.42                  11/01/1996             360
  600054467     JOSEPH E & JULIE L MORRI      3008169                    $1,736.39                  11/01/1996             360
  600054468     JAMES A & SUSAN METTE,JR      2457008                    $1,729.92                  11/01/1996             360
  600054469     KARL J. & CINDY A. KASPR      3056098                    $2,005.03                  11/01/1996             360
  600054470     RONALD A & ELIZABETH B W      3091563                    $3,309.89                  11/01/1996             360
  600054471     NAZIH & RAGHIDA NOWYHED       4375990                    $1,845.90                  11/01/1996             360
  600054472     STUART S & EDITHA F SMIT      4571169                    $2,214.47                  11/01/1996             360
  600054473     CHAD R & HEIDI L LEE          4574293                    $3,484.50                  11/01/1996             360
  600054474     J MITCHELL & DIANE M RAD      4706741                    $1,959.31                  11/01/1996             360
  600054475     ROBIN GIBBS                   4850102                    $1,937.66                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054462     SIMON T & LINDA CHU                                                                         $347,000.00    N
  600054463     MI RAN LIM                                                                                  $334,000.00    N
  600054464     LOUIS O & GAYE K JOYNER                                                                     $399,000.00    N
  600054465     STEVEN D LESSER                                                                             $300,585.00    N
  600054466     CONRAD ANTHONY & SHELIA                                                                     $275,990.00    N
  600054467     JOSEPH E & JULIE L MORRI                                                                    $285,610.00    N
  600054468     JAMES A & SUSAN METTE,JR                                                                    $294,700.00    N
  600054469     KARL J. & CINDY A. KASPR                                                                    $315,000.00    N
  600054470     RONALD A & ELIZABETH B W                                                                    $520,000.00    N
  600054471     NAZIH & RAGHIDA NOWYHED                                                                     $290,000.00    N
  600054472     STUART S & EDITHA F SMIT                                                                    $360,000.00    N
  600054473     CHAD R & HEIDI L LEE                                                                        $560,000.00    N
  600054474     J MITCHELL & DIANE M RAD                                                                    $326,000.00    N
  600054475     ROBIN GIBBS                                                                                 $315,000.00    N


                                                                   Page   27
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                              SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------         --------------------         ---------------   -----   -----    -----------
  600054476     MARK C & KIRSTEN PONTAREL    2142 ELLEN AVENUE            SAN JOSE, CA       CA     95125      $247,713.58
  600054477     BRUCE LEE BLAKE              23909 PARADISE LAKE ROAD     WOODINVILLE, WA    WA     98290      $285,484.63
  600054478     TERRENCE A & SHARON S RIC    14 GREYSTONE LANE, LOT 19    HOPKINTON, MA      MA     1748       $279,641.67
  600054479     STEPHEN T & KATHRYN C THO    100 BEDFORD PLACE            CHARLOTTESVILLE    VA     22901      $427,408.97
  600054480     GARY L & SUSIE M INOUYE      1144 WILLOW GLEN WAY         SAN JOSE, CA       CA     95125      $247,200.00
  600054481     MATTHEW T & KATHRINE L MA    7570 CHERRY HILL ROAD        YPSILANTI, MI      MI     48198      $379,781.36
  600054482     GUADALUPE & ASCENSION ZUN    8480 VIA SIERRA RAMAL AVE    WHITTIER, CA       CA     90605      $280,000.00
  600054483     PETE & BETTY L REESER        401 HOLLOWDALE               EDMOND, OK         OK     73003      $296,000.00
  600054484     ROBERT J CHEVALIER & JAN     850 GOLF VIEW ROAD           MOORESTOWN, NJ     NJ     8052       $344,990.88
  600054485     HALLIE B & CYNTHIA H DAVI    12320 BLUFF SHORE DRIVE      KNOXVILLE, TN      TN     37922      $228,846.35
  600054486     NEAL A HAGLEY                330 EMERALD LAKE DRIVE       FAYETTEVILLE, G    GA     30215      $262,436.93
  600054487     DONALD F & JULIA GOODRICH    15 OLD LONG RIDGE ROAD       STAMFORD, CT       CT     6903       $363,179.78
  600054488     WESLEY M & CHERYL B MARTI    5016 EAGLE CREST ROAD        BIRMINGHAM, AL     AL     35242      $241,864.33
  600054489     DONALD A & ANNA ELMAJIAN     3808 CREEK BANK ROAD         EDMOND, OK         OK     73034      $291,150.00


                                            INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                       RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------         --------    -----   ------     -----   ------      --------
  600054476     MARK C & KIRSTEN PONTARE       8.750      .250    8.500     .0500     8.450    09/01/2026
  600054477     BRUCE LEE BLAKE                8.750      .250    8.500     .0500     8.450    08/01/2026
  600054478     TERRENCE A & SHARON S RI       8.250      .250    8.000     .0500     7.950    09/01/2026
  600054479     STEPHEN T & KATHRYN C TH       7.875      .250    7.625     .0500     7.575    09/01/2026
  600054480     GARY L & SUSIE M INOUYE        8.750      .250    8.500     .0500     8.450    11/01/2026
  600054481     MATTHEW T & KATHRINE L M       8.750      .250    8.500     .0500     8.450    10/01/2026
  600054482     GUADALUPE & ASCENSION ZU       8.750      .250    8.500     .0500     8.450    11/01/2026
  600054483     PETE & BETTY L REESER          8.500      .250    8.250     .0500     8.200    11/01/2026
  600054484     ROBERT J CHEVALIER & JAN       8.500      .250    8.250     .0500     8.200    10/01/2026
  600054485     HALLIE B & CYNTHIA H DAV       8.000      .250    7.750     .0500     7.700    10/01/2026
  600054486     NEAL A HAGLEY                  7.625      .250    7.375     .0500     7.325    03/01/2026
  600054487     DONALD F & JULIA GOODRIC       8.500      .250    8.250     .0500     8.200    10/01/2026
  600054488     WESLEY M & CHERYL B MART       8.875      .875    8.000     .0500     7.950    10/01/2026
  600054489     DONALD A & ANNA ELMAJIAN       8.625      .250    8.375     .0500     8.325    11/01/2026


                                                                                          MI        INTEREST               LOAN
  LOAN #       BORROWER                       S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------           ---------------            ---------        --        --------               ----
  600054476     MARK C & KIRSTEN PONTARE      5087785                    $1,951.02                  11/01/1996             360
  600054477     BRUCE LEE BLAKE               5087915                    $2,265.70                  11/01/1996             360
  600054478     TERRENCE A & SHARON S RI      5088199                    $2,103.55                  11/01/1996             360
  600054479     STEPHEN T & KATHRYN C TH      5088337                    $3,103.30                  11/01/1996             360
  600054480     GARY L & SUSIE M INOUYE       5114936                    $1,944.72                  11/01/1996             360
  600054481     MATTHEW T & KATHRINE L M      5171398                    $2,989.47                  11/01/1996             360
  600054482     GUADALUPE & ASCENSION ZU      5182302                    $2,202.76                  11/01/1996             360
  600054483     PETE & BETTY L REESER         7420602                    $2,275.98                  11/01/1996             360
  600054484     ROBERT J CHEVALIER & JAN      3112919                    $2,654.29                  11/01/1996             360
  600054485     HALLIE B & CYNTHIA H DAV      5022535                    $1,680.32       12         11/01/1996             360
  600054486     NEAL A HAGLEY                 3108152                    $1,868.58       18         11/01/1996             360
  600054487     DONALD F & JULIA GOODRIC      3084439                    $2,795.01       18         11/01/1996             360
  600054488     WESLEY M & CHERYL B MART      5414702                    $1,925.46        7         11/01/1996             360
  600054489     DONALD A & ANNA ELMAJIAN      1358229                    $2,264.53        3         11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054476     MARK C & KIRSTEN PONTARE                                                                    $310,000.00    N
  600054477     BRUCE LEE BLAKE                                                                             $360,000.00    N
  600054478     TERRENCE A & SHARON S RI                                                                    $350,000.00    N
  600054479     STEPHEN T & KATHRYN C TH                                                                    $535,000.00    N
  600054480     GARY L & SUSIE M INOUYE                                                                     $309,000.00    N
  600054481     MATTHEW T & KATHRINE L M                                                                    $475,000.00    N
  600054482     GUADALUPE & ASCENSION ZU                                                                    $350,000.00    N
  600054483     PETE & BETTY L REESER                                                                       $370,000.00    N
  600054484     ROBERT J CHEVALIER & JAN                                                                    $431,500.00    N
  600054485     HALLIE B & CYNTHIA H DAV                                                                    $270,000.00    N
  600054486     NEAL A HAGLEY                                                                               $300,000.00    N
  600054487     DONALD F & JULIA GOODRIC                                                                    $405,400.00    N
  600054488     WESLEY M & CHERYL B MART                                                                    $269,000.00    N
  600054489     DONALD A & ANNA ELMAJIAN                                                                    $323,500.00    N


                                                                   Page   28
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                              SCHEDULED
  LOAN #       BORROWER                     STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------         --------------------         ---------------   -----   -----    -----------
  600054490     KENNETH S & SONIA L YUDEL    85 CANDLEWOOD ROAD           SCARSDALE, NY      NY     10583      $251,155.42
  600054491     JAMES R & PIA M EYMAN        16002 BROOKFOREST DRIVE      HOUSTON, TX        TX     77062      $262,800.00
  600054492     JAVAD AVESTA SEYYEDI         125 A OXFORD STREET          CAMBRIDGE, MA      MA     2140       $269,325.00
  600054493     PAUL A GOSSELIN & PAMELA     2748 FINLEY                  TUSTIN, CA         CA     92680      $256,373.83
  600054494     MICHAEL PATRICK PFLUEGER     98-1791 PIKI STREET          AIEA, HI           HI     96701      $378,000.00
  600054495     MARK S & CANDICE R PING      11006 WRIGHTWOOD PLACE       LOS ANGELES, CA    CA     91604      $346,320.37
  600054496     JAMES THOMAS BOGNER          3301 HIDEAWAY LANE           FULLERTON, CA      CA     92635      $283,500.00
  600054497     WILLIAM L & BEVERLY A FIL    2925 WEST BORDER LINKS RO    VISALIA, CA        CA     93291      $247,361.25
  600054499     HARRY & JUDITH MCNEILL       26312 MARSALA DRIVE          (VALENCIA AREA)    CA     91355      $260,849.84
  600054500     KARLA KIRTLAND & KEITH AN    4775 RHAPSODY DRIVE          AGOURA HILLS, C    CA     91301      $239,740.53
  600054501     JUNE KIM                     5136 RAMSDELL AVENUE         LA CRESCENTA, C    CA     91214      $247,000.00
  600054502     JATINDER S BAKSHI            12 TOWNSEND LN               HICKSVILLE, NY     NY     11801      $259,200.78
  600054503     A GARDNER & KATHRYN K WAD    409 AVENIDA CRESPI           SAN CLEMENTE, C    CA     92672      $251,750.00
  600054708     PATEL PRAFUL                 12 ALEXIS LANE               EDISON             NJ     08820      $216,858.05


                                            INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                       RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------         --------    -----   ------     -----   ------      --------
  600054490     KENNETH S & SONIA L YUDE       8.750      .250    8.500     .0500     8.450    10/01/2026
  600054491     JAMES R & PIA M EYMAN          8.125      .250    7.875     .0500     7.825    11/01/2026
  600054492     JAVAD AVESTA SEYYEDI           8.500      .250    8.250     .0500     8.200    11/01/2026
  600054493     PAUL A GOSSELIN & PAMELA       9.500      .250    9.250     .0500     9.200    10/01/2026
  600054494     MICHAEL PATRICK PFLUEGER       8.250      .250    8.000     .0500     7.950    11/01/2026
  600054495     MARK S & CANDICE R PING        9.250      .875    8.375     .0500     8.325    10/01/2026
  600054496     JAMES THOMAS BOGNER            8.625      .875    7.750     .0500     7.700    11/01/2026
  600054497     WILLIAM L & BEVERLY A FI       8.875      .250    8.625     .0500     8.575    10/01/2026
  600054499     HARRY & JUDITH MCNEILL         8.750      .250    8.500     .0500     8.450    10/01/2026
  600054500     KARLA KIRTLAND & KEITH A       8.875      .250    8.625     .0500     8.575    10/01/2026
  600054501     JUNE KIM                       8.125      .250    7.875     .0500     7.825    11/01/2026
  600054502     JATINDER S BAKSHI              8.750      .250    8.500     .0500     8.450    10/01/2026
  600054503     A GARDNER & KATHRYN K WA       8.625      .250    8.375     .0500     8.325    11/01/2026
  600054708     PATEL PRAFUL                   8.125      .250    7.875     .0400     7.835    10/01/2026


                                                                                          MI        INTEREST               LOAN
  LOAN #       BORROWER                       S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------           ---------------            ---------        --        --------               ----
  600054490     KENNETH S & SONIA L YUDE      1911232                    $1,976.98       18         11/01/1996             360
  600054491     JAMES R & PIA M EYMAN         5209656                    $1,951.28       18         11/01/1996             360
  600054492     JAVAD AVESTA SEYYEDI          5268005                    $2,070.88       18         11/01/1996             360
  600054493     PAUL A GOSSELIN & PAMELA      5348063                    $2,156.80       18         11/01/1996             360
  600054494     MICHAEL PATRICK PFLUEGER      5357938                    $2,839.79       18         11/01/1996             360
  600054495     MARK S & CANDICE R PING       1314270                    $2,850.57       12         11/01/1996             360
  600054496     JAMES THOMAS BOGNER           2848790                    $2,205.03       12         11/01/1996             360
  600054497     WILLIAM L & BEVERLY A FI      4915576                    $1,969.22       18         11/01/1996             360
  600054499     HARRY & JUDITH MCNEILL        5109629                    $2,053.29       18         11/01/1996             360
  600054500     KARLA KIRTLAND & KEITH A      3095459                    $1,908.55       18         11/01/1996             360
  600054501     JUNE KIM                      4581918                    $1,833.97        3         11/01/1996             360
  600054502     JATINDER S BAKSHI             5361923                    $2,040.31       12         11/01/1996             360
  600054503     A GARDNER & KATHRYN K WA      5408601                    $1,958.09        3         11/01/1996             360
  600054708     PATEL PRAFUL                  1101199294                 $1,611.22                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054490     KENNETH S & SONIA L YUDE                                                                    $279,230.00    N
  600054491     JAMES R & PIA M EYMAN                                                                       $292,000.00    N
  600054492     JAVAD AVESTA SEYYEDI                                                                        $299,250.00    N
  600054493     PAUL A GOSSELIN & PAMELA                                                                    $285,000.00    N
  600054494     MICHAEL PATRICK PFLUEGER                                                                    $420,000.00    N
  600054495     MARK S & CANDICE R PING                                                                     $385,000.00    N
  600054496     JAMES THOMAS BOGNER                                                                         $315,000.00    N
  600054497     WILLIAM L & BEVERLY A FI                                                                    $275,000.00    N
  600054499     HARRY & JUDITH MCNEILL                                                                      $275,000.00    N
  600054500     KARLA KIRTLAND & KEITH A                                                                    $252,500.00    N
  600054501     JUNE KIM                                                                                    $260,000.00    N
  600054502     JATINDER S BAKSHI                                                                           $273,000.00    N
  600054503     A GARDNER & KATHRYN K WA                                                                    $265,000.00    N
  600054708     PATEL PRAFUL                                                                                $297,000.00    N


                                                                   Page   29
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054709     CHUA NAN SING            1 LIBBY COURT            EDISON             NJ     08820      $150,000.00
  600054710     GATTO WILLIAM E          40 ALSTON COURT          RED BANK           NJ     07701      $207,883.39
  600054711     MACDONNELL SR PAUL       5 CLUB WAY               EASTCHESTER        NY     10707      $250,936.57
  600054712     WILLIAMS PHILIP D        300 WEST 23RD STREET     NEW YORK           NY     10011       $44,976.66
  600054714     PARRETTE JOHN D          22 HAMPTON PLACE         CORNWALL           NY     12518      $163,868.77
  600054715     MURPHY LLOYD M           200 RECTOR PLACE 23A     NEW YORK           NY     10280      $547,859.19
  600054716     MARINO CARMEN            225 WEST 83RD STREET     NEW YORK           NY     10024      $648,053.40
  600054717     COLLINS MICHAEL          44 TRANQUILITY ROAD      SUFFERN            NY     10901      $399,549.84
  600054718     BOYLE ANN L              95 VAN DAM STREET AVENU  NEW YORK           NY     10013      $219,526.31
  600054719     MILLIARESSIS DEMETRIOS   83 MOHAWK AVENUE         NORWOOD            NJ     07648      $318,223.73
  600054720     PARK YOUNG OH            5700 ARLINGTON AVENUE    BRONX              NY     10471       $59,470.73
  600054721     SCHLOSBERG RICHARD       574 FARRAGUT PARKWAY     TOWN OF GREENBU    NY     10706      $198,438.33
  600054722     AARON SCHLOMO            21 KODIAK DRIVE          WOODBURY           NY     11797      $315,802.35
  600054723     LEVENTHAL LINDA          2140 SECOND AVENUE       MERRICK            NY     11566      $161,899.30


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054709     CHUA NAN SING              8.750      .250    8.500     .0400     8.460    11/01/2026
  600054710     GATTO WILLIAM E            8.875      .250    8.625     .0400     8.585    10/01/2026
  600054711     MACDONNELL SR PAUL         8.375      .250    8.125     .0400     8.085    09/01/2026
  600054712     WILLIAMS PHILIP D          9.250      .250    9.000     .0400     8.960    10/01/2026
  600054714     PARRETTE JOHN D            8.875      .250    8.625     .0400     8.585    07/01/2026
  600054715     MURPHY LLOYD M             8.250      .250    8.000     .0400     7.960    05/01/2026
  600054716     MARINO CARMEN              8.625      .250    8.375     .0400     8.335    06/01/2026
  600054717     COLLINS MICHAEL            8.875      .250    8.625     .0400     8.585    09/01/2026
  600054718     BOYLE ANN L                9.125      .250    8.875     .0400     8.835    07/01/2026
  600054719     MILLIARESSIS DEMETRIOS     9.000      .250    8.750     .0400     8.710    08/01/2026
  600054720     PARK YOUNG OH              9.500      .250    9.250     .0400     9.210    10/01/2026
  600054721     SCHLOSBERG RICHARD         8.875      .250    8.625     .0400     8.585    10/01/2026
  600054722     AARON SCHLOMO              8.375      .250    8.125     .0400     8.085    10/01/2026
  600054723     LEVENTHAL LINDA            8.375      .250    8.125     .0400     8.085    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054709     CHUA NAN SING             1101200509                 $1,180.05                  11/01/1996             360
  600054710     GATTO WILLIAM E           1101201240                 $1,654.94                  11/01/1996             360
  600054711     MACDONNELL SR PAUL        1106003593                 $1,909.69                  11/01/1996             360
  600054712     WILLIAMS PHILIP D         1106021085                   $370.21                  11/01/1996             360
  600054714     PARRETTE JOHN D           1111037255                 $1,312.82                  11/01/1996             360
  600054715     MURPHY LLOYD M            1111040828                 $4,131.97                  11/01/1996             360
  600054716     MARINO CARMEN             1111044400                 $5,055.64                  11/01/1996             360
  600054717     COLLINS MICHAEL           1111048637                 $3,182.58                  11/01/1996             360
  600054718     BOYLE ANN L               1111049957                 $1,790.00                  11/01/1996             360
  600054719     MILLIARESSIS DEMETRIOS    1111054550                 $2,564.74                  11/01/1996             360
  600054720     PARK YOUNG OH             1111055111                   $500.31                  11/01/1996             360
  600054721     SCHLOSBERG RICHARD        1111061340                 $1,580.95                  11/01/1996             360
  600054722     AARON SCHLOMO             1111063007                 $2,417.03                  11/01/1996             360
  600054723     LEVENTHAL LINDA           1111063244                 $1,231.32                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054709     CHUA NAN SING                                                                               $314,000.00    N
  600054710     GATTO WILLIAM E                                                                             $693,000.00    N
  600054711     MACDONNELL SR PAUL                                                                          $335,000.00    N
  600054712     WILLIAMS PHILIP D                                                                           $157,000.00    N
  600054714     PARRETTE JOHN D                                                                             $230,000.00    N
  600054715     MURPHY LLOYD M                                                                              $700,000.00    N
  600054716     MARINO CARMEN                                                                               $840,000.00    N
  600054717     COLLINS MICHAEL                                                                             $625,000.00    N
  600054718     BOYLE ANN L                                                                                 $410,000.00    N
  600054719     MILLIARESSIS DEMETRIOS                                                                      $425,000.00    N
  600054720     PARK YOUNG OH                                                                                $85,000.00    N
  600054721     SCHLOSBERG RICHARD                                                                          $265,000.00    N
  600054722     AARON SCHLOMO                                                                               $493,500.00    N
  600054723     LEVENTHAL LINDA                                                                             $216,000.00    N


                                                                   Page   30
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054724     WARBURTON LESLIE         1939 E HEATHER CIRCLE    BREA               CA     92621   $235,477.86
  600054725     SWEARINGEN R MICHAEL     30 MAPLE AVENUE          MADISON            NJ     07940   $331,277.57
  600054726     SCHROM MICHAEL           700 WALDENS POND ROAD    GUIDLERLAND        NY     12084   $366,115.62
  600054727     GIBBONS FRANCIS KELLY    116 LAKEVIEW AVENUE      ROCKVILLE CENTR    NY     11570   $247,690.63
  600054728     DALLARA CHARLES ALLEN    203 HARVEST LANE         BROOMALL           PA     19008   $281,042.36
  600054729     NEKORANIK MICHAEL G      3450 SCHOOL ROAD         KINTNERSVILLE      PA     18930   $246,868.56
  600054730     FAUGHT DONALD W          4 MCMULLAN FARM LANE     WEST CHESTER       PA     19382   $531,301.63
  600054731     CRANE STEVEN L           9162 OLD STAGE ROAD      AGUA DULCE         CA     91350   $243,223.57
  600054732     HUGHES CHARLOTTE FREEA   10670 ROCHESTER AVENUE   LOS ANGELES        CA     90024   $443,598.75
  600054733     CIRKUS ARTHUR A          14434 LAUREL TRAIL       WEST PALM BEACH    FL     33414   $163,021.87
  600054734     BROWN RORY A             13345 ROLLING GREEN ROA  NORTH PALM BEAC    FL     33408   $639,676.80
  600054735     SEWELL CATHY D           5318 TIDWELL HOLLOW ROA  NASHVILLE          TN     37218    $99,581.84
  600054736     BEAMS JEFFREY T          18113 REGENTS SQUARE DR  TAMPA              FL     33647   $223,827.68
  600054737     BAKER JR JOHN            2801 SPRINGBUD COURT     LOUISVILLE         KY     40220   $111,937.21


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054724     WARBURTON LESLIE           9.250      .250    9.000     .0400     8.960    10/01/2026
  600054725     SWEARINGEN R MICHAEL       8.000      .250    7.750     .0400     7.710    10/01/2026
  600054726     SCHROM MICHAEL             8.625      .250    8.375     .0400     8.335    09/01/2026
  600054727     GIBBONS FRANCIS KELLY      8.375      .250    8.125     .0400     8.085    09/01/2026
  600054728     DALLARA CHARLES ALLEN      8.875      .250    8.625     .0400     8.585    10/01/2026
  600054729     NEKORANIK MICHAEL G        9.125      .250    8.875     .0400     8.835    10/01/2026
  600054730     FAUGHT DONALD W            8.125      .250    7.875     .0400     7.835    09/01/2026
  600054731     CRANE STEVEN L             8.875      .250    8.625     .0400     8.585    10/01/2026
  600054732     HUGHES CHARLOTTE FREEA     8.375      .250    8.125     .0400     8.085    10/01/2026
  600054733     CIRKUS ARTHUR A            9.625      .250    9.375     .0400     9.335    10/01/2026
  600054734     BROWN RORY A               9.375      .250    9.125     .0400     9.085    10/01/2026
  600054735     SEWELL CATHY D             8.625      .250    8.375     .0400     8.335    09/01/2026
  600054736     BEAMS JEFFREY T            9.000      .250    8.750     .0400     8.710    10/01/2026
  600054737     BAKER JR JOHN              8.875      .250    8.625     .0400     8.585    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054724     WARBURTON LESLIE          1114001458                 $1,938.22                  11/01/1996             360
  600054725     SWEARINGEN R MICHAEL      1114003690                 $2,432.43         1        11/01/1996             360
  600054726     SCHROM MICHAEL            1115000337                 $2,850.99        18        11/01/1996             360
  600054727     GIBBONS FRANCIS KELLY     1115000483                 $1,884.98                  11/01/1996             360
  600054728     DALLARA CHARLES ALLEN     1171157641                 $2,237.35                  11/01/1996             360
  600054729     NEKORANIK MICHAEL G       1175035737                 $2,009.67         2        11/01/1996             360
  600054730     FAUGHT DONALD W           1181077797                 $3,950.09                  11/01/1996             360
  600054731     CRANE STEVEN L            1230001520                 $1,936.28                  11/01/1996             360
  600054732     HUGHES CHARLOTTE FREEA    1230002453                 $3,374.72                  11/01/1996             360
  600054733     CIRKUS ARTHUR A           1301117170                 $1,386.33                  11/01/1996             360
  600054734     BROWN RORY A              1303015680                 $5,323.20                  11/01/1996             360
  600054735     SEWELL CATHY D            1341023297                   $775.46                  11/01/1996             360
  600054736     BEAMS JEFFREY T           1361069701                 $1,801.95         2        11/01/1996             360
  600054737     BAKER JR JOHN             1449000560                   $891.12                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054724     WARBURTON LESLIE                                                                            $335,000.00    N
  600054725     SWEARINGEN R MICHAEL                                                                        $390,000.00    N
  600054726     SCHROM MICHAEL                                                                              $422,155.00    N
  600054727     GIBBONS FRANCIS KELLY                                                                       $310,000.00    N
  600054728     DALLARA CHARLES ALLEN                                                                       $351,500.00    N
  600054729     NEKORANIK MICHAEL G                                                                         $260,000.00    N
  600054730     FAUGHT DONALD W                                                                             $665,000.00    N
  600054731     CRANE STEVEN L                                                                              $304,200.00    N
  600054732     HUGHES CHARLOTTE FREEA                                                                      $555,000.00    N
  600054733     CIRKUS ARTHUR A                                                                             $233,000.00    N
  600054734     BROWN RORY A                                                                                $800,000.00    N
  600054735     SEWELL CATHY D                                                                              $133,000.00    N
  600054736     BEAMS JEFFREY T                                                                             $235,760.00    N
  600054737     BAKER JR JOHN                                                                               $140,000.00    N


                                                                   Page   31
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054738     PHETEPLACE DAVID W       1412 HADLEIGH PLACE      LOUISVILLE         KY     40222      $303,806.15
  600054739     MOORE PATRICK TIMOTHY    1600 E LAYTON DRIVE      CHERRY HILLS VI    CO     80110      $825,548.98
  600054740     MOORE RONALD E           2839 BEN LOMOND DRIVE    SANTA BARBARA      CA     93105      $237,863.07
  600054741     AINSWORTH JAMES W        1441 EWING AVENUE        ARROYO GRANDE      CA     93420      $276,694.80
  600054742     SAHADI CHRISTINE M       15742 LONGWOOD DRIVE     LOS GATOS          CA     95032      $431,875.04
  600054743     GUSTAFSON C DAROLD       120 FREDS WAY            HOLLISTER          CA     95023       $99,948.15
  600054744     REYNOLDS JAMES E         1507 E HOLLY STREET      BOISE              ID     83712      $234,258.00
  600054745     NEUPERT JOHN F           4300 SW CRESTWOOD DRIVE  PORTLAND           OR     97225      $239,858.30
  600054746     MASUDA MASAHISA          6533 FAILING STREET      WEST LINN          OR     97068      $338,809.39
  600054747     SHAW MARC                110 SPORT HILL ROAD      REDDING            CT     06896      $440,171.92
  600054748     GOLDSTEIN ANDREW J       121 MANNERS ROAD         EAST AMWELL        NJ     08551      $204,769.31
  600054749     LAM YAU-WAH              65 ESTATE DRIVE UNI      JERICHO            NY     11753      $213,363.86
  600054750     MIZRACHI JOSEPH          1580 EAST 5TH STREET     BROOKLYN           NY     11230      $323,823.02
  600054751     OLIVER DOROTHY           4766 CARPENTER AVENUE    BRONX              NY     10470      $211,356.43


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054738     PHETEPLACE DAVID W         8.250      .250    8.000     .0400     7.960    10/01/2026
  600054739     MOORE PATRICK TIMOTHY      8.375      .250    8.125     .0400     8.085    09/01/2026
  600054740     MOORE RONALD E             8.750      .250    8.500     .0400     8.460    10/01/2026
  600054741     AINSWORTH JAMES W          8.875      .250    8.625     .0400     8.585    10/01/2026
  600054742     SAHADI CHRISTINE M         8.125      .250    7.875     .0400     7.835    08/01/2026
  600054743     GUSTAFSON C DAROLD         9.250      .250    9.000     .0400     8.960    10/01/2026
  600054744     REYNOLDS JAMES E           8.500      .250    8.250     .0400     8.210    10/01/2026
  600054745     NEUPERT JOHN F             8.625      .250    8.375     .0400     8.335    10/01/2026
  600054746     MASUDA MASAHISA            8.875      .250    8.625     .0400     8.585    10/01/2026
  600054747     SHAW MARC                  8.375      .250    8.125     .0400     8.085    08/01/2026
  600054748     GOLDSTEIN ANDREW J         8.875      .250    8.625     .0400     8.585    09/01/2026
  600054749     LAM YAU-WAH                8.250      .250    8.000     .0400     7.960    10/01/2026
  600054750     MIZRACHI JOSEPH            9.000      .250    8.750     .0400     8.710    10/01/2026
  600054751     OLIVER DOROTHY             8.875      .250    8.625     .0400     8.585    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054738     PHETEPLACE DAVID W        1449002882                 $2,283.85                  11/01/1996             360
  600054739     MOORE PATRICK TIMOTHY     1463000990                 $6,293.40                  11/01/1996             360
  600054740     MOORE RONALD E            1484001323                 $1,872.35                  11/01/1996             360
  600054741     AINSWORTH JAMES W         1485000825                 $2,202.74                  11/01/1996             360
  600054742     SAHADI CHRISTINE M        1489001546                 $3,213.01                  11/01/1996             360
  600054743     GUSTAFSON C DAROLD        1489002210                   $822.68                  11/01/1996             360
  600054744     REYNOLDS JAMES E          1490004632                 $1,802.33                  11/01/1996             360
  600054745     NEUPERT JOHN F            1493000944                 $1,866.70                  11/01/1996             360
  600054746     MASUDA MASAHISA           1493001867                 $2,705.19                  11/01/1996             360
  600054747     SHAW MARC                 1500207066                 $3,351.92                  11/01/1996             360
  600054748     GOLDSTEIN ANDREW J        1500216861                 $1,631.07                  11/01/1996             360
  600054749     LAM YAU-WAH               1500227777                 $1,603.95                  11/01/1996             360
  600054750     MIZRACHI JOSEPH           1500235924                 $2,606.98        2         11/01/1996             360
  600054751     OLIVER DOROTHY            1500240560                 $1,682.79        2         11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.   PROP            BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN   VALUE           TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------   -----           ------
  600054738     PHETEPLACE DAVID W                                                                          $380,000.00    N
  600054739     MOORE PATRICK TIMOTHY                                                                     $1,050,000.00    N
  600054740     MOORE RONALD E                                                                              $340,000.00    N
  600054741     AINSWORTH JAMES W                                                                           $425,000.00    N
  600054742     SAHADI CHRISTINE M                                                                          $540,913.00    N
  600054743     GUSTAFSON C DAROLD                                                                          $371,000.00    N
  600054744     REYNOLDS JAMES E                                                                            $293,000.00    N
  600054745     NEUPERT JOHN F                                                                              $300,000.00    N
  600054746     MASUDA MASAHISA                                                                             $885,000.00    N
  600054747     SHAW MARC                                                                                   $679,000.00    N
  600054748     GOLDSTEIN ANDREW J                                                                          $373,000.00    N
  600054749     LAM YAU-WAH                                                                                 $305,000.00    N
  600054750     MIZRACHI JOSEPH                                                                             $360,000.00    N
  600054751     OLIVER DOROTHY                                                                              $235,000.00    N


                                                                   Page   32
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054752     PLAUT DANIEL             275 LEROY AVENUE         CEDARHURST         NY     11516   $233,858.24
  600054753     BENTON MARVIN D          133 LOWER WINDRUSH       JACKSON            MS     39208   $303,457.68
  600054754     FITCH ARENA LAVELLE      8605 HUNTLEIGH WAY       GERMANTOWN         TN     38138   $247,199.06
  600054755     MILLER THOMAS F          9685 US HIGHWAY 70       LAKELAND           TN     38002   $244,959.36
  600054756     GULICK JOHN R            120 LAKEWOOD ROAD        LEBANON            TN     37087   $322,322.57
  600054757     SMALL MICHAEL J          903 PIERSON STREET       ALEXANDRIA         LA     71301   $351,781.22
  600054758     SMITH DON C              6713 MIRA VISTA BLVD     FT WORTH           TX     76132   $242,194.35
  600054759     HANSEN MARK E            101 BOB-O-LINK COURT     SOUTHLAKE          TX     76092   $299,368.70
  600054760     NEEL MARVIN E            5594 SALVIA COURT        GOLDEN             CO     80403   $257,435.73
  600054761     GARMEN II JOHN           707 CAMBRIDGE MANOR      COPPELL            TX     75019   $292,743.61
  600054762     SCHMIDT JAMES B          5610 S ARCHBRIDGE COURT  ARLINGTON          TX     76017   $219,725.56
  600054763     WEST LAWRENCE J          5340 LONGMONT DRIVE      HOUSTON            TX     77056   $418,718.85
  600054764     FARNSWORTH EDWIN         6992 TURF DRIVE          HUNTINGTON BEAC    CA     92648   $299,808.69
  600054765     HUDGENS DANIEL PATRICK   3118 TANGLEY AVENUE      HOUSTON            TX     77005   $255,836.75


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054752     PLAUT DANIEL               8.500      .250    8.250     .0400     8.210    10/01/2026
  600054753     BENTON MARVIN D            8.625      .250    8.375     .0400     8.335    08/01/2026
  600054754     FITCH ARENA LAVELLE        8.500      .250    8.250     .0400     8.210    09/01/2026
  600054755     MILLER THOMAS F            8.625      .250    8.375     .0400     8.335    09/01/2026
  600054756     GULICK JOHN R              8.250      .250    8.000     .0400     7.960    09/01/2026
  600054757     SMALL MICHAEL J            8.375      .250    8.125     .0400     8.085    10/01/2026
  600054758     SMITH DON C                8.375      .250    8.125     .0400     8.085    08/01/2026
  600054759     HANSEN MARK E              8.500      .250    8.250     .0400     8.210    09/01/2026
  600054760     NEEL MARVIN E              8.250      .250    8.000     .0400     7.960    10/01/2026
  600054761     GARMEN II JOHN             8.500      .250    8.250     .0400     8.210    09/01/2026
  600054762     SCHMIDT JAMES B            8.375      .250    8.125     .0400     8.085    09/01/2026
  600054763     WEST LAWRENCE J            8.000      .250    7.750     .0400     7.710    10/01/2026
  600054764     FARNSWORTH EDWIN           8.250      .250    8.000     .0400     7.960    10/01/2026
  600054765     HUDGENS DANIEL PATRICK     8.250      .250    8.000     .0400     7.960    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054752     PLAUT DANIEL              1500241042                 $1,799.26                  11/01/1996             360
  600054753     BENTON MARVIN D           1502026324                 $2,364.48                  11/01/1996             360
  600054754     FITCH ARENA LAVELLE       1502042885                 $1,903.06        14        11/01/1996             360
  600054755     MILLER THOMAS F           1502043470                 $1,907.53        18        11/01/1996             360
  600054756     GULICK JOHN R             1502043505                 $2,425.84        14        11/01/1996             360
  600054757     SMALL MICHAEL J           1502045760                 $2,675.45                  11/01/1996             360
  600054758     SMITH DON C               1504057045                 $1,844.32                  11/01/1996             360
  600054759     HANSEN MARK E             1504064459                 $2,306.75        12        11/01/1996             360
  600054760     NEEL MARVIN E             1504068176                 $1,935.27                  11/01/1996             360
  600054761     GARMEN II JOHN            1504068369                 $2,253.69                  11/01/1996             360
  600054762     SCHMIDT JAMES B           1504068493                 $1,672.16                  11/01/1996             360
  600054763     WEST LAWRENCE J           1504068610                 $3,074.48                  11/01/1996             360
  600054764     FARNSWORTH EDWIN          1504069973                 $2,253.81                  11/01/1996             360
  600054765     HUDGENS DANIEL PATRICK    1504069995                 $1,923.25                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054752     PLAUT DANIEL                                                                                $292,500.00    N
  600054753     BENTON MARVIN D                                                                             $380,000.00    N
  600054754     FITCH ARENA LAVELLE                                                                         $275,000.00    N
  600054755     MILLER THOMAS F                                                                             $272,500.00    N
  600054756     GULICK JOHN R                                                                               $358,850.00    N
  600054757     SMALL MICHAEL J                                                                             $440,000.00    N
  600054758     SMITH DON C                                                                                 $420,000.00    N
  600054759     HANSEN MARK E                                                                               $325,114.00    N
  600054760     NEEL MARVIN E                                                                               $322,000.00    N
  600054761     GARMEN II JOHN                                                                              $366,424.00    N
  600054762     SCHMIDT JAMES B                                                                             $275,000.00    N
  600054763     WEST LAWRENCE J                                                                             $815,000.00    N
  600054764     FARNSWORTH EDWIN                                                                            $470,000.00    N
  600054765     HUDGENS DANIEL PATRICK                                                                      $320,000.00    N


                                                                   Page   33
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054766     GOLDBAUM VICTOR          4 ALEGRIA                IRVINE             CA     92620   $235,682.23
  600054767     OTTO THOMAS              456 BAKER AVENUE         ST LOUIS           MO     63119   $280,949.50
  600054768     BIANCHI LARRY            10 TELESCOPE             NEWPORT COAST      CA     92657   $299,635.23
  600054769     FRANKHUIZEN WILLIAM R    27660 DEERFIELD LANE     LOS ANGELES        CA     92626   $253,934.36
  600054770     FREUND DENNIS J          20 SUNBURY DRIVE         ALISO VIEJO ARE    CA     92656   $229,384.78
  600054771     BRUBAKER ANTHONY         32633 AGUA DULC CANYON   LOS ANGELES        CA     91350   $374,619.78
  600054772     PROVENZANO ANDREW J      1038 ALCALDE WAY         GLENDALE           CA     91201   $258,918.23
  600054774     COOKE PAMELA S           10256 CHRYSANTHEMUM LAN  LOS ANGELES        CA     90077   $243,695.62
  600054775     MARIS JERRY W            436 SOUTH CLIVEDEN AVEN  COMPTON            CA     90220   $119,861.42
  600054776     GONZALEZ JUAN A          125 CAMINO BARRANCA      EL PASO            TX     79912   $687,384.46
  600054777     KLIMAS RAYMOND L         24791 COBBLESTONE        FARMINGTON HILL    MI     48336   $176,075.92
  600054779     SLATER ALLEN E           65 SPRING RIDGE COURT    NEWMAN             GA     30265   $219,725.52
  600054780     RISEBERG DAVID A         7012 BEST TIMES PATH     COLUMBIA           MD     21044   $297,069.33
  600054781     DAVIS BARRY              5690 MOUNTAIN ROAD       BRIGHTEN           MI     48116   $169,909.53


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054766     GOLDBAUM VICTOR            8.000      .250    7.750     .0400     7.710    09/01/2026
  600054767     OTTO THOMAS                9.125      .250    8.875     .0400     8.835    09/01/2026
  600054768     BIANCHI LARRY              8.500      .250    8.250     .0400     8.210    09/01/2026
  600054769     FRANKHUIZEN WILLIAM R      8.500      .250    8.250     .0400     8.210    08/01/2026
  600054770     FREUND DENNIS J            8.750      .250    8.500     .0400     8.460    09/01/2026
  600054771     BRUBAKER ANTHONY           9.375      .250    9.125     .0400     9.085    09/01/2026
  600054772     PROVENZANO ANDREW J        8.250      .250    8.000     .0400     7.960    09/01/2026
  600054774     COOKE PAMELA S             8.375      .250    8.125     .0400     8.085    09/01/2026
  600054775     MARIS JERRY W              8.750      .250    8.500     .0400     8.460    09/01/2026
  600054776     GONZALEZ JUAN A            8.625      .250    8.375     .0400     8.335    09/01/2026
  600054777     KLIMAS RAYMOND L           9.500      .250    9.250     .0400     9.210    09/01/2026
  600054779     SLATER ALLEN E             8.375      .250    8.125     .0400     8.085    09/01/2026
  600054780     RISEBERG DAVID A           8.250      .250    8.000     .0400     7.960    09/01/2026
  600054781     DAVIS BARRY                9.125      .250    8.875     .0400     8.835    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054766     GOLDBAUM VICTOR           1504070101                 $1,731.69                  11/01/1996             360
  600054767     OTTO THOMAS               1505048254                 $2,288.35                  11/01/1996             360
  600054768     BIANCHI LARRY             1506141200                 $2,306.74                  11/01/1996             360
  600054769     FRANKHUIZEN WILLIAM R     1506143807                 $1,956.12         1        11/01/1996             360
  600054770     FREUND DENNIS J           1506145766                 $1,806.66         1        11/01/1996             360
  600054771     BRUBAKER ANTHONY          1506150595                 $3,119.06                  11/01/1996             360
  600054772     PROVENZANO ANDREW J       1506150992                 $1,947.66        12        11/01/1996             360
  600054774     COOKE PAMELA S            1506153276                 $1,854.58                  11/01/1996             360
  600054775     MARIS JERRY W             1506155001                   $944.04                  11/01/1996             360
  600054776     GONZALEZ JUAN A           1507052117                 $5,352.75                  11/01/1996             360
  600054777     KLIMAS RAYMOND L          1507164700                 $1,482.01                  11/01/1996             360
  600054779     SLATER ALLEN E            1507179242                 $1,672.18                  11/01/1996             360
  600054780     RISEBERG DAVID A          1507179843                 $2,234.65                  11/01/1996             360
  600054781     DAVIS BARRY               1507180490                 $1,383.18                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.   PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN   VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------   -----         ------
  600054766     GOLDBAUM VICTOR                                                                             $295,000.00    N
  600054767     OTTO THOMAS                                                                                 $375,000.00    N
  600054768     BIANCHI LARRY                                                                             $1,150,000.00    N
  600054769     FRANKHUIZEN WILLIAM R                                                                       $267,872.00    N
  600054770     FREUND DENNIS J                                                                             $241,745.00    N
  600054771     BRUBAKER ANTHONY                                                                            $500,000.00    N
  600054772     PROVENZANO ANDREW J                                                                         $305,000.00    N
  600054774     COOKE PAMELA S                                                                              $305,000.00    N
  600054775     MARIS JERRY W                                                                               $150,000.00    N
  600054776     GONZALEZ JUAN A                                                                             $917,645.00    N
  600054777     KLIMAS RAYMOND L                                                                            $235,000.00    N
  600054779     SLATER ALLEN E                                                                              $289,500.00    N
  600054780     RISEBERG DAVID A                                                                            $371,850.00    N
  600054781     DAVIS BARRY                                                                                 $450,000.00    N


                                                                   Page   34
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054782     ROONEY MARGAUX T         616 33RD AVENUE NORTH    GIG HARBOR         WA     98335      $177,278.57
  600054783     POSELENZNY ANTHONY L     5880 BROOKSTONE WALK     ACWORTH            GA     30101      $305,694.74
  600054784     DODYS NICHOLAS A         2215 WILLOW AVENUE       ATLANTA            GA     30305      $155,006.04
  600054786     RAJ MARY S               1601 N CENTRAL AVENUE    FLAGLER BEACH      FL     32136       $69,569.55
  600054787     WEHRLE ROGER E           6005 BATEAU DRIVE        FLOWERY BRANCH     GA     30542      $229,353.65
  600054788     SEBBAG SIMON             1601 NOCATEE DRIVE       MIAMI              FL     33133      $244,731.34
  600054789     KIRK GEORGE T            2271 ST GEORGE WAY       CARSON CITY        NV     89703      $232,384.71
  600054790     BROOKS RANDOLPH L        103 ROBERTA AVENUE       PLEASANT HILL      CA     94523      $251,669.20
  600054791     OZAKI ALAN L             1871 SKI SLOPE CIRCLE    LAS VEGAS          NV     89117      $265,343.25
  600054792     WHITE GARY W             166 NORTH TAAFFE STREET  SUNNYVALE          CA     94086      $209,876.02
  600054793     MALONEY BERNARD C        55 ARBUELO WAY           LOS ALTOS          CA     94022      $503,371.29
  600054794     HACKER HENRY E           16129 VIA MADERA CIRCA   RANCHO SANTA FE    CA     92067      $303,683.59
  600054795     CAPLAN ROBERT A          9022 NORTH MERCER WAY    MERCER ISLAND      WA     98040      $647,869.90
  600054796     BOYD JR LAWRENCE         10030 DEVONWOOD COURT    COLORADO SPRING    CO     80920      $231,967.61


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054782     ROONEY MARGAUX T           8.375      .250    8.125     .0400     8.085    09/01/2026
  600054783     POSELENZNY ANTHONY L       8.000      .250    7.750     .0400     7.710    10/01/2026
  600054784     DODYS NICHOLAS A           8.500      .250    8.250     .0400     8.210    10/01/2026
  600054786     RAJ MARY S                 8.750      .250    8.500     .0400     8.460    09/01/2026
  600054787     WEHRLE ROGER E             8.250      .250    8.000     .0400     7.960    10/01/2026
  600054788     SEBBAG SIMON               9.000      .250    8.750     .0400     8.710    09/01/2026
  600054789     KIRK GEORGE T              8.625      .250    8.375     .0400     8.335    08/01/2026
  600054790     BROOKS RANDOLPH L          8.125      .250    7.875     .0400     7.835    09/01/2026
  600054791     OZAKI ALAN L               8.625      .250    8.375     .0400     8.335    10/01/2026
  600054792     WHITE GARY W               8.625      .250    8.375     .0400     8.335    10/01/2026
  600054793     MALONEY BERNARD C          8.375      .250    8.125     .0400     8.085    09/01/2026
  600054794     HACKER HENRY E             9.250      .250    9.000     .0400     8.960    09/01/2026
  600054795     CAPLAN ROBERT A            8.750      .250    8.500     .0400     8.460    08/01/2026
  600054796     BOYD JR LAWRENCE           8.500      .250    8.250     .0400     8.210    09/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054782     ROONEY MARGAUX T          1507182804                 $1,349.13                  11/01/1996             360
  600054783     POSELENZNY ANTHONY L      1511042955                 $2,244.59        18        11/01/1996             360
  600054784     DODYS NICHOLAS A          1511045341                 $1,192.59                  11/01/1996             360
  600054786     RAJ MARY S                1511045862                   $547.94                  11/01/1996             360
  600054787     WEHRLE ROGER E            1511046435                 $1,724.16        12        11/01/1996             360
  600054788     SEBBAG SIMON              1511047052                 $1,971.33                  11/01/1996             360
  600054789     KIRK GEORGE T             1512023209                 $1,810.69        12        11/01/1996             360
  600054790     BROOKS RANDOLPH L         1512032312                 $1,871.09         2        11/01/1996             360
  600054791     OZAKI ALAN L              1512032833                 $2,065.03         1        11/01/1996             360
  600054792     WHITE GARY W              1512033188                 $1,633.36                  11/01/1996             360
  600054793     MALONEY BERNARD C         1512033982                 $3,830.76                  11/01/1996             360
  600054794     HACKER HENRY E            1512034883                 $2,500.93                  11/01/1996             360
  600054795     CAPLAN ROBERT A           1513036589                 $5,113.55                  11/01/1996             360
  600054796     BOYD JR LAWRENCE          1513041148                 $1,785.80        12        11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054782     ROONEY MARGAUX T                                                                            $277,500.00    N
  600054783     POSELENZNY ANTHONY L                                                                        $361,616.00    N
  600054784     DODYS NICHOLAS A                                                                            $232,000.00    N
  600054786     RAJ MARY S                                                                                   $99,500.00    N
  600054787     WEHRLE ROGER E                                                                              $255,000.00    N
  600054788     SEBBAG SIMON                                                                                $330,000.00    N
  600054789     KIRK GEORGE T                                                                               $258,691.00    N
  600054790     BROOKS RANDOLPH L                                                                           $280,000.00    N
  600054791     OZAKI ALAN L                                                                                $295,000.00    N
  600054792     WHITE GARY W                                                                                $309,000.00    N
  600054793     MALONEY BERNARD C                                                                           $630,000.00    N
  600054794     HACKER HENRY E                                                                              $380,000.00    N
  600054795     CAPLAN ROBERT A                                                                             $905,000.00    N
  600054796     BOYD JR LAWRENCE                                                                            $258,100.00    N


                                                                   Page   35
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                     SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP      BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054797     CONNER PAUL S            1040 HOME FARM CIRCLE    WESTMINSTER        CO     80234   $234,979.38
  600054798     BARR DON L               022 CROWN MOUNTAIN DRIV  BASALT             CO     81621   $379,304.46
  600054799     JENSEN KEVIN D           2803 E EVERGREEN AVENUE  SALT LAKE CITY     UT     84109   $229,870.17
  600054800     KLAUSMAN MICHAEL L       14601 NE 76TH AVENUE     VANCOOVER          WA     98662   $279,010.34
  600054801     LENCIONI PAUL            14505 DEER PARK ROAD     LOS GATOS          CA     95032   $517,345.09
  600054802     WASHINGTON ROGER W       2122 HILLSTONE DRIVE     SAN JOSE           CA     95138   $620,464.11
  600054803     ESPINEIRA ANDRES M       1072 MUIR WAY            LOS ALTOS          CA     94024   $459,396.15
  600054804     WONG SEE-HOI             1024 GEDDY WAY           FREMONT            CA     94539   $427,740.72
  600054805     SCUNCIO JOSEPH JOHN      1737 GLEN UNA AVENUE     SAN JOSE           CA     95125   $243,855.94
  600054806     BANKS ELBERT A           1601 1635 LOWER TRAIL    CLAYTON            CA     94517   $239,846.96
  600054808     NATESAN ASHOK            1215 STAFFORD DRIVE      CUPERTINO          CA     95014   $422,791.93
  600054809     SUZUKI MAKOTO            2931 PLAZA DEL AMO UN    TORRANCE           CA     90503   $137,832.19
  600054810     RIVELE STEPHEN JOHN      1320 SIERRA MADRE VILLA  PASADENA           CA     91107   $364,778.88
  600054811     BOLDUC THOMAS C          5705 SOUTHVIEW DRIVE     YORBA LINDA        CA     92887   $255,856.47


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054797     CONNER PAUL S              8.375      .250    8.125     .0400     8.085    08/01/2026
  600054798     BARR DON L                 8.500      .250    8.250     .0400     8.210    08/01/2026
  600054799     JENSEN KEVIN D             8.500      .250    8.250     .0400     8.210    09/01/2026
  600054800     KLAUSMAN MICHAEL L         8.500      .250    8.250     .0400     8.210    09/01/2026
  600054801     LENCIONI PAUL              8.375      .250    8.125     .0400     8.085    09/01/2026
  600054802     WASHINGTON ROGER W         8.375      .250    8.125     .0400     8.085    10/01/2026
  600054803     ESPINEIRA ANDRES M         8.125      .250    7.875     .0400     7.835    09/01/2026
  600054804     WONG SEE-HOI               8.500      .250    8.250     .0400     8.210    10/01/2026
  600054805     SCUNCIO JOSEPH JOHN        8.625      .250    8.375     .0400     8.335    10/01/2026
  600054806     BANKS ELBERT A             8.250      .250    8.000     .0400     7.960    10/01/2026
  600054808     NATESAN ASHOK              9.500      .250    9.250     .0400     9.210    10/01/2026
  600054809     SUZUKI MAKOTO              8.500      .250    8.250     .0400     8.210    09/01/2026
  600054810     RIVELE STEPHEN JOHN        8.500      .250    8.250     .0400     8.210    10/01/2026
  600054811     BOLDUC THOMAS C            8.875      .250    8.625     .0400     8.585    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054797     CONNER PAUL S             1513041385                 $1,790.74                  11/01/1996             360
  600054798     BARR DON L                1513044055                 $2,921.88                  11/01/1996             360
  600054799     JENSEN KEVIN D            1513057909                 $1,769.65        12        11/01/1996             360
  600054800     KLAUSMAN MICHAEL L        1513057931                 $2,147.96                  11/01/1996             360
  600054801     LENCIONI PAUL             1561332630                 $3,990.38                  11/01/1996             360
  600054802     WASHINGTON ROGER W        1561333825                 $4,718.91                  11/01/1996             360
  600054803     ESPINEIRA ANDRES M        1561334078                 $3,415.49                  11/01/1996             360
  600054804     WONG SEE-HOI              1561334996                 $3,290.95                  11/01/1996             360
  600054805     SCUNCIO JOSEPH JOHN       1561335387                 $1,897.81                  11/01/1996             360
  600054806     BANKS ELBERT A            1561335558                 $1,803.04                  11/01/1996             360
  600054808     NATESAN ASHOK             1561336608                 $3,556.82                  11/01/1996             360
  600054809     SUZUKI MAKOTO             1562162965                 $1,061.11                  11/01/1996             360
  600054810     RIVELE STEPHEN JOHN       1562164053                 $2,806.54        12        11/01/1996             360
  600054811     BOLDUC THOMAS C           1562166423                 $2,036.86                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.   PROP            BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN   VALUE           TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------   -----           ------
  600054797     CONNER PAUL S                                                                               $294,521.00    N
  600054798     BARR DON L                                                                                  $475,000.00    N
  600054799     JENSEN KEVIN D                                                                              $270,800.00    N
  600054800     KLAUSMAN MICHAEL L                                                                          $372,500.00    N
  600054801     LENCIONI PAUL                                                                             $1,175,000.00    N
  600054802     WASHINGTON ROGER W                                                                          $776,096.00    N
  600054803     ESPINEIRA ANDRES M                                                                          $660,000.00    N
  600054804     WONG SEE-HOI                                                                                $535,000.00    N
  600054805     SCUNCIO JOSEPH JOHN                                                                         $314,000.00    N
  600054806     BANKS ELBERT A                                                                              $300,000.00    N
  600054808     NATESAN ASHOK                                                                               $532,000.00    N
  600054809     SUZUKI MAKOTO                                                                               $185,000.00    N
  600054810     RIVELE STEPHEN JOHN                                                                         $415,000.00    N
  600054811     BOLDUC THOMAS C                                                                             $320,000.00    N


                                                                   Page   36
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054812     ZORICH BRUCE M           9821 E VERMILLION PLACE  TUCSON             AZ     85749      $359,077.36
  600054813     WATSON JEFFREY ALAN      2903 CHASSE RIDGE        ORANGE             TX     77632      $256,340.57
  600054814     MCCAMMON EDWARD L        19903 218TH AVENUE NORT  WOODINVILLE        WA     98072      $468,194.51
  600054815     STEIERT MICHAEL A        211 NORTHEAST 164TH      PORTLAND           OR     97230      $119,796.66
  600054816     COHEN ROBERT D           8220 SOUTHEAST 59TH STR  MERCER ISLAND      WA     98040      $374,555.59
  600054817     JANKOWSKI MATTHEW J      1260 W LAKE SAMMAMISH    BELLEVUE           WA     98008      $290,074.16
  600054818     MESTRES ANTHONY G        2428 E CALHOUN STREET    SEATTLE            WA     98112      $255,696.61
  600054819     ABADIR JEFFREY           19373 SOUTHEAST 57TH PL  ISSAQUAH           WA     98027      $360,663.91
  600054820     PERKINS RONALD W         16716 2ND ST EAST        SUMNER             WA     98390      $242,656.53
  600054822     VAUGHAN JACKIE MARIE     204 SIMPSON CIRCLE NORT  CARTERSVILLE       GA     30120       $55,342.22
  600054823     REISER ROBERT W          1199 JOHN ADAMS DRIVE    LAWRENCEVILLE      GA     30243      $214,438.94
  600054824     CARACOLA JOSEPH R        120 VALLEY COVE          ATLANTA            GA     30338      $299,082.23
  600054825     RIDDELL CHRISTOPHER F    405 MOUNTAIN CREEK TRAI  ATLANTA            GA     30328      $287,838.54
  600054826     MCKEE DAVID C            5737 BLOCH STREET        SAN DIEGO          CA     92122      $328,820.29


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054812     ZORICH BRUCE M             8.375      .250    8.125     .0400     8.085    07/01/2026
  600054813     WATSON JEFFREY ALAN        8.375      .250    8.125     .0400     8.085    10/01/2026
  600054814     MCCAMMON EDWARD L          8.625      .250    8.375     .0400     8.335    09/01/2026
  600054815     STEIERT MICHAEL A          8.875      .250    8.625     .0400     8.585    08/01/2026
  600054816     COHEN ROBERT D             8.625      .250    8.375     .0400     8.335    09/01/2026
  600054817     JANKOWSKI MATTHEW J        8.500      .250    8.250     .0400     8.210    10/01/2026
  600054818     MESTRES ANTHONY G          8.625      .250    8.375     .0400     8.335    09/01/2026
  600054819     ABADIR JEFFREY             8.125      .250    7.875     .0400     7.835    10/01/2026
  600054820     PERKINS RONALD W           8.625      .250    8.375     .0400     8.335    10/01/2026
  600054822     VAUGHAN JACKIE MARIE       9.250      .250    9.000     .0400     8.960    09/01/2026
  600054823     REISER ROBERT W            8.500      .250    8.250     .0400     8.210    09/01/2026
  600054824     CARACOLA JOSEPH R          8.875      .250    8.625     .0400     8.585    10/01/2026
  600054825     RIDDELL CHRISTOPHER F      8.875      .250    8.625     .0400     8.585    10/01/2026
  600054826     MCKEE DAVID C              9.000      .250    8.750     .0400     8.710    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054812     ZORICH BRUCE M            1563123685                 $2,736.27       12         11/01/1996             360
  600054813     WATSON JEFFREY ALAN       1563131140                 $1,949.59        1         11/01/1996             360
  600054814     MCCAMMON EDWARD L         1565132009                 $3,645.89                  11/01/1996             360
  600054815     STEIERT MICHAEL A         1565134900                   $954.78                  11/01/1996             360
  600054816     COHEN ROBERT D            1565136473                 $2,916.72                  11/01/1996             360
  600054817     JANKOWSKI MATTHEW J       1565137057                 $2,231.78                  11/01/1996             360
  600054818     MESTRES ANTHONY G         1565137181                 $1,991.15                  11/01/1996             360
  600054819     ABADIR JEFFREY            1565138140                 $2,679.68       14         11/01/1996             360
  600054820     PERKINS RONALD W          1565140765                 $1,890.03       18         11/01/1996             360
  600054822     VAUGHAN JACKIE MARIE      1566074350                   $456.59                  11/01/1996             360
  600054823     REISER ROBERT W           1566076800                 $1,650.86       14         11/01/1996             360
  600054824     CARACOLA JOSEPH R         1566077380                 $2,380.97       14         11/01/1996             360
  600054825     RIDDELL CHRISTOPHER F     1566077981                 $2,291.46                  11/01/1996             360
  600054826     MCKEE DAVID C             1567168970                 $2,647.21                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054812     ZORICH BRUCE M                                                                              $400,000.00    N
  600054813     WATSON JEFFREY ALAN                                                                         $270,000.00    N
  600054814     MCCAMMON EDWARD L                                                                           $625,000.00    N
  600054815     STEIERT MICHAEL A                                                                           $150,000.00    N
  600054816     COHEN ROBERT D                                                                              $625,000.00    N
  600054817     JANKOWSKI MATTHEW J                                                                         $387,000.00    N
  600054818     MESTRES ANTHONY G                                                                           $320,000.00    N
  600054819     ABADIR JEFFREY                                                                              $401,000.00    N
  600054820     PERKINS RONALD W                                                                            $270,000.00    N
  600054822     VAUGHAN JACKIE MARIE                                                                         $74,000.00    N
  600054823     REISER ROBERT W                                                                             $226,000.00    N
  600054824     CARACOLA JOSEPH R                                                                           $315,000.00    N
  600054825     RIDDELL CHRISTOPHER F                                                                       $360,000.00    N
  600054826     MCKEE DAVID C                                                                               $426,000.00    N


                                                                   Page   37
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054827     LYNCH DOUGLAS POTTER     23713 W ASHWOOD PLACE    SANTA CLARITA      CA     91354      $216,908.01
  600054829     KILLINGBECK FREDRICK A   27203 N 204TH AVENUE     WITTMANN           AZ     85361       $59,963.65
  600054830     SCHAFFER CHARLES B       1317 PHILOMENE COURT     CARMICHAEL         CA     95608      $251,847.33
  600054831     TANENBAUM BRUCE LM       13475 DONNER PASS ROAD   TRUCKEE            CA     96161      $499,712.32
  600054832     NELSON DENNIS            9540 FALCON RIDGE DRIVE  LENERA             KS     66220      $281,429.41
  600054833     MOGRABI ROBERT           173 BRIARWOOD CROSSI     LAWRENCE           NY     11559      $439,753.33
  600054834     RAFFTERY DENNIS G        1745 440TH STREET        HARRIS             MN     55032       $99,884.50
  600054835     STRAND GAIL              3358 325TH STREET        CRESCO             IA     52136       $54,971.48
  600054836     YONCE KENNETH M          ROUTE 2BOX 531           SALUDA             SC     29138      $100,935.60
  600054837     CARTEE RANDALL L         363 STEWART ROAD         SIX MILE           SC     29657       $58,035.31
  600054838     SULLIVAN KURT            222 ARDMORE PLACE        MOORESVILLE        NC     28115      $263,040.54
  600054839     WADE BRENT S             1018 N NOB HILL AVENUE   AMERICAN FORK      UT     84003      $299,818.25
  600054840     MOTTER THOMAS F          11634 SOUTH 2220 EAST    SANDY              UT     84092      $259,699.71
  600054841     DRAPER ROBERT K          7971 SOUTH VINCENNES     ENGLEWOOD          CO     80112      $137,428.35


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054827     LYNCH DOUGLAS POTTER       8.125      .250    7.875     .0400     7.835    10/01/2026
  600054829     KILLINGBECK FREDRICK A     8.500      .250    8.250     .0400     8.210    10/01/2026
  600054830     SCHAFFER CHARLES B         8.500      .250    8.250     .0400     8.210    10/01/2026
  600054831     TANENBAUM BRUCE LM         8.750      .250    8.500     .0400     8.460    10/01/2026
  600054832     NELSON DENNIS              8.500      .250    8.250     .0400     8.210    10/01/2026
  600054833     MOGRABI ROBERT             8.875      .250    8.625     .0400     8.585    10/01/2026
  600054834     RAFFTERY DENNIS G          8.750      .250    8.500     .0400     8.460    09/01/2026
  600054835     STRAND GAIL                9.250      .250    9.000     .0400     8.960    10/01/2026
  600054836     YONCE KENNETH M            8.250      .250    8.000     .0400     7.960    10/01/2026
  600054837     CARTEE RANDALL L           9.000      .250    8.750     .0400     8.710    09/01/2026
  600054838     SULLIVAN KURT              8.500      .250    8.250     .0400     8.210    10/01/2026
  600054839     WADE BRENT S               8.500      .250    8.250     .0400     8.210    10/01/2026
  600054840     MOTTER THOMAS F            8.750      .250    8.500     .0400     8.460    09/01/2026
  600054841     DRAPER ROBERT K            8.375      .250    8.125     .0400     8.085    09/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054827     LYNCH DOUGLAS POTTER      1567169611                 $1,611.60        18        11/01/1996             360
  600054829     KILLINGBECK FREDRICK A    1569150206                   $461.35                  11/01/1996             360
  600054830     SCHAFFER CHARLES B        1573158132                 $1,937.67                  11/01/1996             360
  600054831     TANENBAUM BRUCE LM        1573158143                 $3,933.51                  11/01/1996             360
  600054832     NELSON DENNIS             1576018311                 $2,165.26                  11/01/1996             360
  600054833     MOGRABI ROBERT            1576019686                 $3,500.84                  11/01/1996             360
  600054834     RAFFTERY DENNIS G         1576024755                   $786.71                  11/01/1996             360
  600054835     STRAND GAIL               1576025634                   $452.48                  11/01/1996             360
  600054836     YONCE KENNETH M           1577037923                   $758.78                  11/01/1996             360
  600054837     CARTEE RANDALL L          1577047020                   $469.10                  11/01/1996             360
  600054838     SULLIVAN KURT             1577047665                 $2,023.79                  11/01/1996             360
  600054839     WADE BRENT S              1579025120                 $2,306.75                  11/01/1996             360
  600054840     MOTTER THOMAS F           1579027443                 $2,045.43                  11/01/1996             360
  600054841     DRAPER ROBERT K           1579028264                 $1,045.86                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054827     LYNCH DOUGLAS POTTER                                                                        $228,474.00    N
  600054829     KILLINGBECK FREDRICK A                                                                       $75,000.00    N
  600054830     SCHAFFER CHARLES B                                                                          $315,000.00    N
  600054831     TANENBAUM BRUCE LM                                                                          $675,000.00    N
  600054832     NELSON DENNIS                                                                               $402,000.00    N
  600054833     MOGRABI ROBERT                                                                              $687,500.00    N
  600054834     RAFFTERY DENNIS G                                                                           $137,200.00    N
  600054835     STRAND GAIL                                                                                  $85,000.00    N
  600054836     YONCE KENNETH M                                                                             $135,000.00    N
  600054837     CARTEE RANDALL L                                                                             $83,800.00    N
  600054838     SULLIVAN KURT                                                                               $329,000.00    N
  600054839     WADE BRENT S                                                                                $375,000.00    N
  600054840     MOTTER THOMAS F                                                                             $335,000.00    N
  600054841     DRAPER ROBERT K                                                                             $172,000.00    N


                                                                   Page   38
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054842     COMERFORD JOHN           1174 COUNTY ROAD 285     WESTCLIFFE         CO     81252   $319,806.14
  600054843     STOUDT REINHARD J        6112 ASHTON COURT        FORT COLLINS       CO     80525   $274,824.64
  600054844     THOMPSON JAMES G         648 US HIGHWAY 287       LARAMIE            WY     82070   $169,902.18
  600054845     TURF CHRISTOPHER M       778 ROWELL DRIVE         LYONS              CO     80540   $234,840.50
  600054846     BEDBURY TERRY M          11233 SOUTH BARNEY GUL   CONIFER            CO     80433   $244,847.72
  600054847     GOTBERG PAUL D           127 EAST ORCHARD DRIVE   CENTRAL            UT     84722    $98,440.33
  600054848     MARTINI STEVEN           1336 WEST SHORE ROAD     WARWICK            RI     02889    $72,961.14
  600054849     CUMMINGS-SAXTON JAMES    40 SUMMER STREET         NAHANT             MA     01908   $219,866.72
  600054850     HATEM PAULA J            3 BUTTERNUT PLACE        WILTON             CT     06897   $249,840.58
  600054851     MAZZEO FRANK A           8 RIDGEWOOD ROAD         WEBSTER            MA     01570   $407,540.83
  600054852     LEONG DEBORAH J          4 WEETAMOE ROAD          MIDDLETOWN         RI     02842    $89,945.47
  600054853     CHEN LOREN DWO           900 HOPE STREET          PROVIDENCE         RI     02906   $110,894.51
  600054854     PAPA JANET E             4430 POST ROAD UNIT EAS  WARWICK            RI     02886    $39,157.00
  600054855     ROSA RICHARD F           112 IDLEWOOD ROAD        WOLCOTT            CT     06716   $224,873.85


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054842     COMERFORD JOHN             8.500      .250    8.250     .0400     8.210    10/01/2026
  600054843     STOUDT REINHARD J          8.250      .250    8.000     .0400     7.960    10/01/2026
  600054844     THOMPSON JAMES G           8.750      .250    8.500     .0400     8.460    10/01/2026
  600054845     TURF CHRISTOPHER M         8.500      .250    8.250     .0400     8.210    10/01/2026
  600054846     BEDBURY TERRY M            8.375      .250    8.125     .0400     8.085    10/01/2026
  600054847     GOTBERG PAUL D             8.500      .250    8.250     .0400     8.210    10/01/2026
  600054848     MARTINI STEVEN             9.125      .250    8.875     .0400     8.835    10/01/2026
  600054849     CUMMINGS-SAXTON JAMES      8.500      .250    8.250     .0400     8.210    10/01/2026
  600054850     HATEM PAULA J              8.250      .250    8.000     .0400     7.960    10/01/2026
  600054851     MAZZEO FRANK A             8.875      .250    8.625     .0400     8.585    09/01/2026
  600054852     LEONG DEBORAH J            8.500      .250    8.250     .0400     8.210    10/01/2026
  600054853     CHEN LOREN DWO             9.250      .250    9.000     .0400     8.960    10/01/2026
  600054854     PAPA JANET E               9.000      .250    8.750     .0400     8.710    09/01/2026
  600054855     ROSA RICHARD F             8.875      .250    8.625     .0400     8.585    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054842     COMERFORD JOHN            1579029223                 $2,460.53                  11/01/1996             360
  600054843     STOUDT REINHARD J         1579030029                 $2,065.99                  11/01/1996             360
  600054844     THOMPSON JAMES G          1579030222                 $1,337.40                  11/01/1996             360
  600054845     TURF CHRISTOPHER M        1579030390                 $1,808.49                  11/01/1996             360
  600054846     BEDBURY TERRY M           1579031269                 $1,862.18                  11/01/1996             360
  600054847     GOTBERG PAUL D            1579031600                   $757.38                  11/01/1996             360
  600054848     MARTINI STEVEN            1580032780                   $593.96                  11/01/1996             360
  600054849     CUMMINGS-SAXTON JAMES     1580035482                 $1,691.61                  11/01/1996             360
  600054850     HATEM PAULA J             1580035857                 $1,878.17                  11/01/1996             360
  600054851     MAZZEO FRANK A            1580036055                 $3,246.24                  11/01/1996             360
  600054852     LEONG DEBORAH J           1580036510                   $692.03                  11/01/1996             360
  600054853     CHEN LOREN DWO            1580036714                   $913.17                  11/01/1996             360
  600054854     PAPA JANET E              1580036758                   $315.42                  11/01/1996             360
  600054855     ROSA RICHARD F            1580036995                 $1,790.21                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054842     COMERFORD JOHN                                                                              $400,000.00    N
  600054843     STOUDT REINHARD J                                                                           $375,000.00    N
  600054844     THOMPSON JAMES G                                                                            $212,500.00    N
  600054845     TURF CHRISTOPHER M                                                                          $294,000.00    N
  600054846     BEDBURY TERRY M                                                                             $365,000.00    N
  600054847     GOTBERG PAUL D                                                                              $124,000.00    N
  600054848     MARTINI STEVEN                                                                              $120,000.00    N
  600054849     CUMMINGS-SAXTON JAMES                                                                       $325,000.00    N
  600054850     HATEM PAULA J                                                                               $344,000.00    N
  600054851     MAZZEO FRANK A                                                                              $510,000.00    N
  600054852     LEONG DEBORAH J                                                                             $131,000.00    N
  600054853     CHEN LOREN DWO                                                                              $149,000.00    N
  600054854     PAPA JANET E                                                                                 $56,000.00    N
  600054855     ROSA RICHARD F                                                                              $377,000.00    N


                                                                   Page   39
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054856     LANE MINDY B             1097 PHENIX AVENUE       CRANSTON           RI     02921      $175,396.38
  600054857     ZARTMAN SR KARL          RT 8 BOX 309 AVENUE      MARIETTA           OH     45750       $47,148.23
  600054858     PFAFF MICHAEL R          4225 WEST DRIVE          HILLSDALE          MI     49242       $92,753.13
  600054859     DOUGLAS ROBERT K         803 EVANS                SAINT LOUIS        MO     63122       $48,974.59
  600054860     WILKENS PETER T          131 TAMOSHANTER          CRETE              IL     60417      $249,840.58
  600054861     WILSON THOMAS D          117 PLANT                WEBSTER GROVES     MO     63119      $178,911.95
  600054862     SWANSON JIMMY D          1367 LAKEVIEW DRIVE      SHARPS CHAPEL      TN     37866      $349,793.36
  600054863     NORMAN ROBERT L          6600 LAMMIE BRANCH LANE  KNOXVILLE          TN     37938      $235,516.04
  600054864     MESSER JR THOMAS         1119 MARY KAY DRIVE      SEVIERVILLE        TN     37862       $87,154.80
  600054865     GEHM PAMELA              3013 FURMAN BLVD         LOUISVILLE         KY     40220       $65,557.09
  600054866     PELAGGI GABRIEL          15 SHELDON COURT         EAST HANOVER       NJ     07936      $196,395.43
  600054867     BRISBON DELORES          241 S 6TH ST #2201K      PHILADELPHIA       PA     19106      $260,344.26
  600054868     WEXLER BRUCE J           9 WINCHESTER DRIVE       SCOTCH PLAINS      NJ     07076      $299,606.17
  600054869     ACHREKAR BHARAT          146 YORKSHIRE DRIVE      MORGANVILLE        NJ     07751      $318,339.62


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054856     LANE MINDY B               8.625      .250    8.375     .0400     8.335    10/01/2026
  600054857     ZARTMAN SR KARL            9.000      .250    8.750     .0400     8.710    09/01/2026
  600054858     PFAFF MICHAEL R            9.375      .250    9.125     .0400     9.085    10/01/2026
  600054859     DOUGLAS ROBERT K           9.250      .250    9.000     .0400     8.960    10/01/2026
  600054860     WILKENS PETER T            8.250      .250    8.000     .0400     7.960    10/01/2026
  600054861     WILSON THOMAS D            9.500      .250    9.250     .0400     9.210    10/01/2026
  600054862     SWANSON JIMMY D            8.625      .250    8.375     .0400     8.335    10/01/2026
  600054863     NORMAN ROBERT L            8.500      .250    8.250     .0400     8.210    10/01/2026
  600054864     MESSER JR THOMAS           9.250      .250    9.000     .0400     8.960    10/01/2026
  600054865     GEHM PAMELA                8.125      .250    7.875     .0400     7.835    10/01/2026
  600054866     PELAGGI GABRIEL            9.125      .250    8.875     .0400     8.835    10/01/2026
  600054867     BRISBON DELORES            8.375      .250    8.125     .0400     8.085    07/01/2026
  600054868     WEXLER BRUCE J             8.125      .250    7.875     .0400     7.835    09/01/2026
  600054869     ACHREKAR BHARAT            8.125      .250    7.875     .0400     7.835    09/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054856     LANE MINDY B              1580037262                 $1,365.03                  11/01/1996             360
  600054857     ZARTMAN SR KARL           1581062786                   $379.79                  11/01/1996             360
  600054858     PFAFF MICHAEL R           1581068308                   $771.87                  11/01/1996             360
  600054859     DOUGLAS ROBERT K          1583031488                   $403.12                  11/01/1996             360
  600054860     WILKENS PETER T           1583032618                 $1,878.17                  11/01/1996             360
  600054861     WILSON THOMAS D           1583033723                 $1,505.13                  11/01/1996             360
  600054862     SWANSON JIMMY D           1585025249                 $2,722.27                  11/01/1996             360
  600054863     NORMAN ROBERT L           1585033531                 $1,812.33                  11/01/1996             360
  600054864     MESSER JR THOMAS          1585034319                   $717.37                  11/01/1996             360
  600054865     GEHM PAMELA               1585034341                   $487.08                  11/01/1996             360
  600054866     PELAGGI GABRIEL           1587028645                 $1,598.79                  11/01/1996             360
  600054867     BRISBON DELORES           1587030115                 $1,983.79       12         11/01/1996             360
  600054868     WEXLER BRUCE J            1587037089                 $2,227.50                  11/01/1996             360
  600054869     ACHREKAR BHARAT           1587037963                 $2,368.57       12         11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054856     LANE MINDY B                                                                                $275,000.00    N
  600054857     ZARTMAN SR KARL                                                                              $59,000.00    N
  600054858     PFAFF MICHAEL R                                                                             $116,000.00    N
  600054859     DOUGLAS ROBERT K                                                                             $79,500.00    N
  600054860     WILKENS PETER T                                                                             $325,530.00    N
  600054861     WILSON THOMAS D                                                                             $305,000.00    N
  600054862     SWANSON JIMMY D                                                                             $445,000.00    N
  600054863     NORMAN ROBERT L                                                                             $319,000.00    N
  600054864     MESSER JR THOMAS                                                                            $109,000.00    N
  600054865     GEHM PAMELA                                                                                  $82,000.00    N
  600054866     PELAGGI GABRIEL                                                                             $401,000.00    N
  600054867     BRISBON DELORES                                                                             $290,000.00    N
  600054868     WEXLER BRUCE J                                                                              $400,000.00    N
  600054869     ACHREKAR BHARAT                                                                             $369,000.00    N


                                                                   Page   40
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054870     BAUM STELLA              1512 PALISADE AVENUE     FORT LEE           NJ     07024      $581,078.16
  600054871     ROGERS CHRISTOPHER D     3125 ADAMS DRIVE         HAMPSTEAD          MD     21074      $212,476.09
  600054872     GOMEZ HENRY              3574TH STREET            NORTH BERGEN       NJ     07047      $223,071.58
  600054873     KORNBLUH DENNIS C        14 RONARM DRIVE          MOUNTAIN LAKES     NJ     07046      $254,689.95
  600054874     SANKOWICZ THOMAS J       143 TAUNTON BLVD         MEDFORD            NJ     08055      $140,325.28
  600054875     CALDWELL DANIEL J        22 STOUT DRIVE           HILLSBOROUGH       NJ     08502      $305,419.57
  600054876     HURLOCK III ALFRED       209 ANDREWS STREET       BETHANY BRACH      DE     19930      $135,921.75
  600054877     VENEZIA JR CARL          1003 PLYMOUTH ROAD       NORRISTOWN         PA     19401       $69,960.75
  600054878     BARNES GARY L            1710 LANDON HILL ROAD    VIENNA             VA     22182      $395,947.36
  600054879     LUGO OLGA                550 HUNTING LODGE DRIVE  MIAMI SPRINGS      FL     33166      $143,822.46
  600054880     LOFFREDO RICHARD L       13700 CARLTON DRIVE      DAVID              FL     33330      $322,914.11
  600054881     KOENITZER MARIO          2338 SW 24TH TERRACE     MIAMI              FL     33145      $147,912.62
  600054882     ZOONTARANUSORN DHEERA    8465 SW 96TH STREET      MIAMI              FL     33156      $171,396.10
  600054883     PARKULO MARK A           6160 SAINT ANDREWS COUR  PONTE VEDRA BEA    FL     32082      $321,368.71


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054870     BAUM STELLA                8.750      .250    8.500     .0400     8.460    09/01/2026
  600054871     ROGERS CHRISTOPHER D       8.250      .250    8.000     .0400     7.960    09/01/2026
  600054872     GOMEZ HENRY                8.750      .250    8.500     .0400     8.460    10/01/2026
  600054873     KORNBLUH DENNIS C          8.500      .250    8.250     .0400     8.210    09/01/2026
  600054874     SANKOWICZ THOMAS J         9.125      .250    8.875     .0400     8.835    10/01/2026
  600054875     CALDWELL DANIEL J          8.625      .250    8.375     .0400     8.335    10/01/2026
  600054876     HURLOCK III ALFRED         8.750      .250    8.500     .0400     8.460    10/01/2026
  600054877     VENEZIA JR CARL            8.875      .250    8.625     .0400     8.585    10/01/2026
  600054878     BARNES GARY L              8.250      .250    8.000     .0400     7.960    10/01/2026
  600054879     LUGO OLGA                  8.750      .250    8.500     .0400     8.460    08/01/2026
  600054880     LOFFREDO RICHARD L         8.750      .250    8.500     .0400     8.460    10/01/2026
  600054881     KOENITZER MARIO            8.625      .250    8.375     .0400     8.335    10/01/2026
  600054882     ZOONTARANUSORN DHEERA      8.500      .250    8.250     .0400     8.210    10/01/2026
  600054883     PARKULO MARK A             8.625      .250    8.375     .0400     8.335    09/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054870     BAUM STELLA               1587038605                 $4,576.63                  11/01/1996             360
  600054871     ROGERS CHRISTOPHER D      1587039845                 $1,598.70       18         11/01/1996             360
  600054872     GOMEZ HENRY               1587040673                 $1,755.92       12         11/01/1996             360
  600054873     KORNBLUH DENNIS C         1587041494                 $1,960.73                  11/01/1996             360
  600054874     SANKOWICZ THOMAS J        1587042409                 $1,142.35                  11/01/1996             360
  600054875     CALDWELL DANIEL J         1587042839                 $2,376.93       12         11/01/1996             360
  600054876     HURLOCK III ALFRED        1587043591                 $1,069.92                  11/01/1996             360
  600054877     VENEZIA JR CARL           1587043649                   $556.96                  11/01/1996             360
  600054878     BARNES GARY L             1587043707                 $2,976.52                  11/01/1996             360
  600054879     LUGO OLGA                 1589054894                 $1,140.72                  11/01/1996             360
  600054880     LOFFREDO RICHARD L        1589065325                 $2,541.83        1         11/01/1996             360
  600054881     KOENITZER MARIO           1589069938                 $1,151.13                  11/01/1996             360
  600054882     ZOONTARANUSORN DHEERA     1589071408                 $1,318.69                  11/01/1996             360
  600054883     PARKULO MARK A            1590018800                 $2,502.54                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054870     BAUM STELLA                                                                                 $895,000.00    N
  600054871     ROGERS CHRISTOPHER D                                                                        $247,500.00    N
  600054872     GOMEZ HENRY                                                                                 $235,000.00    N
  600054873     KORNBLUH DENNIS C                                                                           $325,000.00    N
  600054874     SANKOWICZ THOMAS J                                                                          $216,000.00    N
  600054875     CALDWELL DANIEL J                                                                           $321,700.00    N
  600054876     HURLOCK III ALFRED                                                                          $221,000.00    N
  600054877     VENEZIA JR CARL                                                                             $162,000.00    N
  600054878     BARNES GARY L                                                                               $495,263.00    N
  600054879     LUGO OLGA                                                                                   $198,000.00    N
  600054880     LOFFREDO RICHARD L                                                                          $359,000.00    N
  600054881     KOENITZER MARIO                                                                             $185,000.00    N
  600054882     ZOONTARANUSORN DHEERA                                                                       $245,000.00    N
  600054883     PARKULO MARK A                                                                              $429,000.00    N


                                                                   Page   41
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054884     HENNIGAN NED M           16180 WESTRIDGE KNOLL    CHINO HILLS        CA     91709      $413,914.95
  600054885     CAREY ROBERT THOMAS      1194 MORNINGSIDE DRIVE   LAGUNA BEACH       CA     92651      $431,751.45
  600054886     HENDRICKSON CHRIS D      27632 CORNICHE DRIVE     MISSION VIEJO      CA     92692      $239,043.52
  600054887     PACK JR JOHN             9249 BURTON WAY 204      BEVERLY HILLS      CA     90210      $303,380.66
  600054888     SANTOS MARIA FATIMA      9909 NOVARA LANE         CYPRESS            CA     90630      $294,126.24
  600054890     MORTON JR DONALD         26718 HAWKHURST DRIVE    RANCHO PALOS VE    CA     90275      $428,793.31
  600054891     SARRIS NICK A            2359 GILLINGHAM CIRCLE   THOUSAND OAKS      CA     91362      $223,810.79
  600054893     FREEMAN SCOTT D          29729 WEST ALAN DRIVE    AGOURA             CA     91301      $416,160.42
  600054895     CASEY GEORGE V           10575 SELKIRK LANE       LOS ANGELES        CA     90077      $639,659.41
  600054896     FINE SHOLOM              462 NORTH MCCADDEN PLAC  LOS ANGELES        CA     90004      $649,563.86
  600054897     ROSENBLUM CRAIG STEVEN   9255 DOHENY ROAD         WEST HOLLYWOOD     CA     90069      $245,691.25
  600054898     RODRIGUEZWILSON MARUJA   21537 PACIFIC COAST HIL  MALIBU             CA     90265      $249,680.06
  600054899     SCIARRILLO SAM F         521 PASEO GRANDE         THOUSAND OAKS      CA     91320      $239,854.60
  600054900     BERNETT TIMOTHY          4440 MORSE AVENUE        STUDIO CITY        CA     91604      $223,849.69


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054884     HENNIGAN NED M             7.875      .250    7.625     .0400     7.585    10/01/2026
  600054885     CAREY ROBERT THOMAS        8.750      .250    8.500     .0400     8.460    10/01/2026
  600054886     HENDRICKSON CHRIS D        8.125      .250    7.875     .0400     7.835    10/01/2026
  600054887     PACK JR JOHN               8.500      .250    8.250     .0400     8.210    09/01/2026
  600054888     SANTOS MARIA FATIMA        8.625      .250    8.375     .0400     8.335    10/01/2026
  600054890     MORTON JR DONALD           8.375      .250    8.125     .0400     8.085    08/01/2026
  600054891     SARRIS NICK A              8.375      .250    8.125     .0400     8.085    10/01/2026
  600054893     FREEMAN SCOTT D            8.750      .250    8.500     .0400     8.460    10/01/2026
  600054895     CASEY GEORGE V             9.125      .250    8.875     .0400     8.835    10/01/2026
  600054896     FINE SHOLOM                8.000      .250    7.750     .0400     7.710    10/01/2026
  600054897     ROSENBLUM CRAIG STEVEN     8.250      .250    8.000     .0400     7.960    10/01/2026
  600054898     RODRIGUEZWILSON MARUJA     8.250      .250    8.000     .0400     7.960    09/01/2026
  600054899     SCIARRILLO SAM F           8.500      .250    8.250     .0400     8.210    10/01/2026
  600054900     BERNETT TIMOTHY            8.000      .250    7.750     .0400     7.710    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054884     HENNIGAN NED M            1595005930                 $3,003.24                  11/01/1996             360
  600054885     CAREY ROBERT THOMAS       1595006761                 $3,398.55                  11/01/1996             360
  600054886     HENDRICKSON CHRIS D       1595008177                 $1,776.06        2         11/01/1996             360
  600054887     PACK JR JOHN              1595009191                 $2,335.58       12         11/01/1996             360
  600054888     SANTOS MARIA FATIMA       1595009952                 $2,289.04        2         11/01/1996             360
  600054890     MORTON JR DONALD          1596007602                 $3,265.28                  11/01/1996             360
  600054891     SARRIS NICK A             1596009380                 $1,702.19                  11/01/1996             360
  600054893     FREEMAN SCOTT D           1596009980                 $3,275.83       12         11/01/1996             360
  600054895     CASEY GEORGE V            1596010039                 $5,207.26                  11/01/1996             360
  600054896     FINE SHOLOM               1596010414                 $4,769.47                  11/01/1996             360
  600054897     ROSENBLUM CRAIG STEVEN    1596010618                 $1,848.12                  11/01/1996             360
  600054898     RODRIGUEZWILSON MARUJA    1596010709                 $1,878.17                  11/01/1996             360
  600054899     SCIARRILLO SAM F          1596010800                 $1,845.40                  11/01/1996             360
  600054900     BERNETT TIMOTHY           1596010888                 $1,643.64                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054884     HENNIGAN NED M                                                                              $530,000.00    N
  600054885     CAREY ROBERT THOMAS                                                                         $775,000.00    N
  600054886     HENDRICKSON CHRIS D                                                                         $281,500.00    N
  600054887     PACK JR JOHN                                                                                $337,500.00    N
  600054888     SANTOS MARIA FATIMA                                                                         $327,025.00    N
  600054890     MORTON JR DONALD                                                                            $537,000.00    N
  600054891     SARRIS NICK A                                                                               $319,950.00    N
  600054893     FREEMAN SCOTT D                                                                             $489,900.00    N
  600054895     CASEY GEORGE V                                                                              $800,000.00    N
  600054896     FINE SHOLOM                                                                                 $827,000.00    N
  600054897     ROSENBLUM CRAIG STEVEN                                                                      $307,500.00    N
  600054898     RODRIGUEZWILSON MARUJA                                                                      $500,000.00    N
  600054899     SCIARRILLO SAM F                                                                            $320,000.00    N
  600054900     BERNETT TIMOTHY                                                                             $280,000.00    N


                                                                   Page   42
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054901     YELLIN JACQUELINE        3019 3RD STREET 301      SANTA MONICA       CA     90405      $395,766.20
  600054902     MORRISON LAWRENCE H      27187 SEA VISTA DRIVE    MALIBU             CA     90265      $399,757.67
  600054903     EVANGELISTA EDILBERTO    4605 WINNETKA CIRCLE     WOODLAND HILLS     CA     91364      $375,754.04
  600054904     WILLIS ROBERTA D         1854 NORTH SECOND AVENU  UPLAND             CA     91784       $63,964.11
  600054905     PARTAIN RONALD H         7010 WINCHESTER DRIVE    MOORPARK           CA     93021      $443,187.50
  600054906     USTIN STEVE              26174 PACIFIC COAST HIL  MALIBU             CA     90265      $454,793.28
  600054907     BROWN HARRIET R          14939 NEER LANE          HILLSBORO          VA     20132      $649,096.80
  600054908     REGER LAWRENCE L         5101 44TH STREET NW      WASHINGTON         DC     20016      $257,826.89
  600054909     BAYH BIRCH               3805 BLACKTHORN STREET   CHEVY CHASE        MD     20815      $300,000.00
  600054910     KING JR FREDERICK        816 TOLLAND STAGE ROAD   TOLLAND            CT     06084      $260,733.64
  600054911     GRIGSBY MICHAEL          5545 WEST MISTY WILLO    PHOENIX            AZ     85310      $336,570.67
  600054912     BIANCO JR SAL            210 NEPTUNE WALK         BAY SHORE          NY     11706      $155,092.57
  600054913     TALAMAS PHILIP N         240 EAST 76TH STREET     NEW YORK           NY     10021      $147,824.61
  600054914     BISSO DONNA              1850 211TH STREET APT    FLUSHING           NY     11360       $19,975.04


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054901     YELLIN JACQUELINE          8.625      .250    8.375     .0400     8.335    10/01/2026
  600054902     MORRISON LAWRENCE H        8.500      .250    8.250     .0400     8.210    10/01/2026
  600054903     EVANGELISTA EDILBERTO      8.125      .250    7.875     .0400     7.835    10/01/2026
  600054904     WILLIS ROBERTA D           8.875      .250    8.625     .0400     8.585    10/01/2026
  600054905     PARTAIN RONALD H           8.500      .250    8.250     .0400     8.210    10/01/2026
  600054906     USTIN STEVE                9.875      .250    9.625     .0400     9.585    10/01/2026
  600054907     BROWN HARRIET R            8.125      .250    7.875     .0400     7.835    09/01/2026
  600054908     REGER LAWRENCE L           8.000      .250    7.750     .0400     7.710    10/01/2026
  600054909     BAYH BIRCH                 8.000      .250    7.750     .0400     7.710    11/01/2026
  600054910     KING JR FREDERICK          8.250      .250    8.000     .0400     7.960    10/01/2026
  600054911     GRIGSBY MICHAEL            8.750      .250    8.500     .0400     8.460    09/01/2021
  600054912     BIANCO JR SAL              9.375      .250    9.125     .0400     9.085    09/01/2026
  600054913     TALAMAS PHILIP N           8.625      .250    8.375     .0400     8.335    09/01/2026
  600054914     BISSO DONNA                8.375      .250    8.125     .0400     8.085    09/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054901     YELLIN JACQUELINE         1596011483                 $3,080.05                  11/01/1996             360
  600054902     MORRISON LAWRENCE H       1596011508                 $3,075.66                  11/01/1996             360
  600054903     EVANGELISTA EDILBERTO     1596011519                 $2,791.79                  11/01/1996             360
  600054904     WILLIS ROBERTA D          1596011767                   $509.22                  11/01/1996             360
  600054905     PARTAIN RONALD H          1596012169                 $3,460.12                  11/01/1996             360
  600054906     USTIN STEVE               1596012919                 $3,950.99                  11/01/1996             360
  600054907     BROWN HARRIET R           1761092744                 $4,825.86                  11/01/1996             360
  600054908     REGER LAWRENCE L          1761095072                 $1,893.11                  11/01/1996             360
  600054909     BAYH BIRCH                1761095221                 $2,201.29                  11/01/1996             360
  600054910     KING JR FREDERICK         1817106954                 $1,960.05        2         11/01/1996             360
  600054911     GRIGSBY MICHAEL           1512031411                 $2,772.27                  11/01/1996             300
  600054912     BIANCO JR SAL             1106013010                 $1,291.30                  11/01/1996             360
  600054913     TALAMAS PHILIP N          1111056340                 $1,151.13                  11/01/1996             360
  600054914     BISSO DONNA               1111058492                   $152.02                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054901     YELLIN JACQUELINE                                                                           $495,000.00    N
  600054902     MORRISON LAWRENCE H                                                                         $730,000.00    N
  600054903     EVANGELISTA EDILBERTO                                                                       $470,000.00    N
  600054904     WILLIS ROBERTA D                                                                            $195,000.00    N
  600054905     PARTAIN RONALD H                                                                            $665,000.00    N
  600054906     USTIN STEVE                                                                                 $650,000.00    N
  600054907     BROWN HARRIET R                                                                             $975,000.00    N
  600054908     REGER LAWRENCE L                                                                            $322,500.00    N
  600054909     BAYH BIRCH                                                                                  $650,000.00    N
  600054910     KING JR FREDERICK                                                                           $289,900.00    N
  600054911     GRIGSBY MICHAEL                                                                             $490,000.00    N
  600054912     BIANCO JR SAL                                                                               $207,000.00    N
  600054913     TALAMAS PHILIP N                                                                            $185,000.00    N
  600054914     BISSO DONNA                                                                                  $40,000.00    N


                                                                   Page   43
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054915     ANDERSON GARY            19 OAK BROOK LANE        MERRICK            NY     11566      $227,715.57
  600054916     WILLDEN CAL N            8265 SW 179 TERRACE      MIAMI              FL     33157      $209,694.73
  600054917     MANIGAULT DAVID A        1190 ALAMO PINTADO ROAD  SOLVANG            CA     93463      $343,602.72
  600054918     MAGGIORE STEPHEN         5 SPENCER COURT          ORANGEBURG         NY     10962      $167,120.18
  600054920     BLANDFORD WILLIAM ALLE   5658 CHEENA DRIVE        HOUSTON            TX     77096      $211,631.39
  600054922     STOUT CHARLES C          16323 BROOK FOREST DRIV  HOUSTON            TX     77059      $215,614.65
  600054923     BUCHANAN DOUG W          747 KESSLER LAKE DRIVE   DALLAS             TX     75208      $301,160.69
  600054925     CINI DAVID               9207 WHITALL LANE        GROSSE ILE         MI     48138      $111,572.13
  600054926     DONAHUE DAVID JEROME     3500 RANCHVIEW TERRACE   FORT WORTH         TX     76109      $505,073.88
  600054927     NEGLEY SUSAN CLEMENTS    127 THELMA DRIVE         SAN ANTONIO        TX     78212      $324,604.83
  600054928     ERNST BETTINA H          4408 GREENBRIER          DALLAS             TX     75205      $189,131.32
  600054929     CALDWELL GUITTAR EDEA    7939 MOUNT CARMEL ROAD   GAY                GA     30218      $131,847.55
  600054930     WALT JOHN D              180 PLUM NELLY ROAD      ATHENS             GA     30606      $209,738.02
  600054931     WILSON CICERO            1380 CHELSEY LANE        ALPHARETTA         GA     30201      $232,723.87


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054915     ANDERSON GARY              8.375      .250    8.125     .0400     8.085    09/01/2026
  600054916     WILLDEN CAL N              8.500      .250    8.250     .0400     8.210    09/01/2026
  600054917     MANIGAULT DAVID A          8.750      .250    8.500     .0400     8.460    09/01/2026
  600054918     MAGGIORE STEPHEN           8.875      .250    8.625     .0400     8.585    07/01/2026
  600054920     BLANDFORD WILLIAM ALLE     8.750      .250    8.500     .0400     8.460    08/01/2026
  600054922     STOUT CHARLES C            8.625      .250    8.375     .0400     8.335    08/01/2026
  600054923     BUCHANAN DOUG W            8.875      .250    8.625     .0400     8.585    09/01/2026
  600054925     CINI DAVID                 9.500      .250    9.250     .0400     9.210    09/01/2026
  600054926     DONAHUE DAVID JEROME       8.500      .250    8.250     .0400     8.210    08/01/2026
  600054927     NEGLEY SUSAN CLEMENTS      8.500      .250    8.250     .0400     8.210    09/01/2026
  600054928     ERNST BETTINA H            8.750      .250    8.500     .0400     8.460    09/01/2026
  600054929     CALDWELL GUITTAR EDEA      8.750      .250    8.500     .0400     8.460    09/01/2026
  600054930     WALT JOHN D                8.375      .250    8.125     .0400     8.085    09/01/2026
  600054931     WILSON CICERO              8.625      .250    8.375     .0400     8.335    09/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054915     ANDERSON GARY             1111058528                 $1,732.97                  11/01/1996             360
  600054916     WILLDEN CAL N             1311268604                 $1,614.33       14         11/01/1996             360
  600054917     MANIGAULT DAVID A         1485000574                 $2,706.25                  11/01/1996             360
  600054918     MAGGIORE STEPHEN          1500211595                 $1,332.71                  11/01/1996             360
  600054920     BLANDFORD WILLIAM ALLE    1504045126                 $1,667.81                  11/01/1996             360
  600054922     STOUT CHARLES C           1504056847                 $1,680.03       14         11/01/1996             360
  600054923     BUCHANAN DOUG W           1504066567                 $2,398.87       12         11/01/1996             360
  600054925     CINI DAVID                1507164777                   $941.76                  11/01/1996             360
  600054926     DONAHUE DAVID JEROME      1525000669                 $3,890.70                  11/01/1996             360
  600054927     NEGLEY SUSAN CLEMENTS     1526000890                 $2,498.97                  11/01/1996             360
  600054928     ERNST BETTINA H           1563128372                 $1,489.62                  11/01/1996             360
  600054929     CALDWELL GUITTAR EDEA     1566075294                 $1,038.45                  11/01/1996             360
  600054930     WALT JOHN D               1566076286                 $1,596.16                  11/01/1996             360
  600054931     WILSON CICERO             1566076719                 $1,812.26        2         11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054915     ANDERSON GARY                                                                               $285,000.00    N
  600054916     WILLDEN CAL N                                                                               $221,000.00    N
  600054917     MANIGAULT DAVID A                                                                           $430,000.00    N
  600054918     MAGGIORE STEPHEN                                                                            $367,500.00    N
  600054920     BLANDFORD WILLIAM ALLE                                                                      $265,000.00    N
  600054922     STOUT CHARLES C                                                                             $240,000.00    N
  600054923     BUCHANAN DOUG W                                                                             $335,000.00    N
  600054925     CINI DAVID                                                                                  $160,000.00    N
  600054926     DONAHUE DAVID JEROME                                                                        $632,500.00    N
  600054927     NEGLEY SUSAN CLEMENTS                                                                       $579,000.00    N
  600054928     ERNST BETTINA H                                                                             $252,500.00    N
  600054929     CALDWELL GUITTAR EDEA                                                                       $165,000.00    N
  600054930     WALT JOHN D                                                                                 $360,000.00    N
  600054931     WILSON CICERO                                                                               $259,900.00    N


                                                                   Page   44
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600054933     HOLCOMBE DEANNA Z        22 CEDARWOOD ROAD        ASHEVILLE          NC     28803      $104,835.43
  600054935     BELL ARLAND D            9561 LOCK AWE DRIVE      SOUTH JORDAN       UT     84095      $142,626.37
  600054936     NORD GARY G              9250 PAINESVILLEWARRE    CONCORD            OH     44077      $283,672.01
  600054937     COOPER GARY L            7204 INDIAN WELLS DRIVE  YPSILANTI          MI     48197      $104,795.50
  600054938     MAHDAVI MOHAMAD          906 WESTWOOD DRIVE       VIENNA             VA     22180      $194,807.40
  600054939     HERSHKOWITZ ALAN         16088 VIA MONREVERDE     DELRAY BEACH       FL     33446      $397,478.41
  600054941     REEN ROBERT F            6736 BERNADEAN BLVD      PUNTA GORDA        FL     33950       $37,459.92
  600054942     TURNER JR CLIFFORD       188 COASTAL OAK CIRCLE   PONTE VEDRA BEA    FL     32082      $245,511.22
  600054943     WOLLARD DEBORAH L        250 FALLBROOK COURT      EAST DUNDEE        IL     60118      $244,702.11
  600054944     COLLINS JEFFREY M        19815 GREGGSVILLE ROAD   PURCELLVILLE       VA     22132      $369,305.24
  600054945     THOMAS KENNETH A         15 TWINBROOK ROAD        WOODBRIDGE         CT     06525      $435,260.40
  600054987     AVERY                    16204 SOUTH 14TH DRIVE   PHOENIX            AZ     85045      $240,350.00
  600054988     MASSILLON                1211 DECATUR STREET NW   WASHINGTON         DC     20011       $84,957.07
  600054989     BOYUM                    19715 STIEG RD.          ROGERS             MN     55374      $143,675.00


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054933     HOLCOMBE DEANNA Z          9.250      .250    9.000     .0400     8.960    08/01/2026
  600054935     BELL ARLAND D              8.500      .250    8.250     .0400     8.210    09/01/2026
  600054936     NORD GARY G                8.750      .250    8.500     .0400     8.460    09/01/2026
  600054937     COOPER GARY L              9.500      .250    9.250     .0400     9.210    09/01/2026
  600054938     MAHDAVI MOHAMAD            9.500      .250    9.250     .0400     9.210    09/01/2026
  600054939     HERSHKOWITZ ALAN           8.625      .250    8.375     .0400     8.335    09/01/2026
  600054941     REEN ROBERT F              9.125      .250    8.875     .0400     8.835    09/01/2026
  600054942     TURNER JR CLIFFORD         8.625      .250    8.375     .0400     8.335    08/01/2026
  600054943     WOLLARD DEBORAH L          8.500      .250    8.250     .0400     8.210    09/01/2026
  600054944     COLLINS JEFFREY M          8.375      .250    8.125     .0400     8.085    08/01/2026
  600054945     THOMAS KENNETH A           8.000      .250    7.750     .0400     7.710    09/01/2026
  600054987     AVERY                      8.500      .250    8.250     .0400     8.210    11/01/2026
  600054988     MASSILLON                  9.375      .250    9.125     .0400     9.085    10/01/2026
  600054989     BOYUM                      8.125      .250    7.875     .0400     7.835    11/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054933     HOLCOMBE DEANNA Z         1577032078                   $863.81                  11/01/1996             360
  600054935     BELL ARLAND D             1579028672                 $1,098.01                  11/01/1996             360
  600054936     NORD GARY G               1581057243                 $2,234.23                  11/01/1996             360
  600054937     COOPER GARY L             1581059908                   $882.90                  11/01/1996             360
  600054938     MAHDAVI MOHAMAD           1587040582                 $1,639.67                  11/01/1996             360
  600054939     HERSHKOWITZ ALAN          1589040991                 $3,095.22                  11/01/1996             360
  600054941     REEN ROBERT F             1589062575                   $305.12                  11/01/1996             360
  600054942     TURNER JR CLIFFORD        1590017115                 $1,912.98       18         11/01/1996             360
  600054943     WOLLARD DEBORAH L         1601141170                 $1,883.84       12         11/01/1996             360
  600054944     COLLINS JEFFREY M         1761089896                 $2,812.27                  11/01/1996             360
  600054945     THOMAS KENNETH A          1817101236                 $3,199.21                  11/01/1996             360
  600054987     AVERY                     4787981                    $1,848.09       12         11/01/1996             360
  600054988     MASSILLON                 5063035                      $706.99                  11/01/1996             360
  600054989     BOYUM                     8991481                    $1,066.78                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054933     HOLCOMBE DEANNA Z                                                                           $153,000.00    N
  600054935     BELL ARLAND D                                                                               $178,500.00    N
  600054936     NORD GARY G                                                                                 $355,000.00    N
  600054937     COOPER GARY L                                                                               $132,000.00    N
  600054938     MAHDAVI MOHAMAD                                                                             $300,000.00    N
  600054939     HERSHKOWITZ ALAN                                                                            $499,726.00    N
  600054941     REEN ROBERT F                                                                                $50,000.00    N
  600054942     TURNER JR CLIFFORD                                                                          $258,900.00    N
  600054943     WOLLARD DEBORAH L                                                                           $258,258.00    N
  600054944     COLLINS JEFFREY M                                                                           $480,000.00    N
  600054945     THOMAS KENNETH A                                                                            $545,000.00    N
  600054987     AVERY                                                                                       $253,000.00    N
  600054988     MASSILLON                                                                                   $200,000.00    N
  600054989     BOYUM                                                                                       $278,000.00    N


                                                                   Page   45
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                          SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS               CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------         ---------------   -----   -----    -----------
  600054990     FULLER                   4601 WICOMICO AVENUE         BELTSVILLE         MD     20705       $85,000.00
  600054991     JANSEN                   10530 E. OAKWOOD DRIVE       TUCSON             AZ     85749       $96,000.00
  600054992     COLE                     1239 HARTFORD CIRCLE         FAIRFIELD          CA     94533       $69,000.00
  600054993     FISHER                   2923 EAST ANNE MARIE DRIV    SALT LAKE CITY     UT     84121      $260,000.00
  600054994     SWANSON                  6029 SQUIRRELWOOD COURT      CINCINNATI         OH     45247      $385,000.00
  600054995     RUGGIERO ANGELO D        1 STERLING PLACE             RANCHO MIRAGE      CA     92270      $274,833.41
  600054996     VILASI JOHN              6 VILLAGE GREEN              PORT CHESTER       NY     10573      $149,904.35
  600054997     MULLIGAN DAVID J         181 POINT BREEZE DRIVE       WEST MILFORD       NJ     07480       $95,148.00
  600054998     BAIM STEVEN W            4142 VANETTA PLACE           STUDIO CITY        CA     91604      $324,827.04
  600054999     KASLER GREGORY A         3940 N W 11 STREET           COCONUT CREEK      FL     33066       $92,898.02
  600055000     ROPER JR ROBERT          1370 WILD AZAELA LANE        ATHENS             GA     30606      $335,791.16
  600055001     OAK GENE L               243 SIMPSON STREET           TAOS               NM     87571       $95,951.52
  600055002     POLAND THOMAS A          1440 MARINA POINTE BLVD      ORION TWP          MI     48359      $254,820.02
  600055003     SILVAS DAVID M           13377 WYNGATE POINT          SAN DIEGO          CA     92130      $421,344.59


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600054990     FULLER                     8.250      .250    8.000     .0400     7.960    11/01/2026
  600054991     JANSEN                     9.000      .250    8.750     .0400     8.710    11/01/2026
  600054992     COLE                       9.000      .250    8.750     .0400     8.710    11/01/2026
  600054993     FISHER                     8.250      .250    8.000     .0400     7.960    11/01/2026
  600054994     SWANSON                    8.500      .250    8.250     .0400     8.210    11/01/2026
  600054995     RUGGIERO ANGELO D          8.500      .250    8.250     .0400     8.210    10/01/2026
  600054996     VILASI JOHN                8.250      .250    8.000     .0400     7.960    10/01/2026
  600054997     MULLIGAN DAVID J           9.000      .250    8.750     .0400     8.710    10/01/2026
  600054998     BAIM STEVEN W              9.125      .250    8.875     .0400     8.835    10/01/2026
  600054999     KASLER GREGORY A           9.000      .250    8.750     .0400     8.710    09/01/2026
  600055000     ROPER JR ROBERT            8.375      .250    8.125     .0400     8.085    10/01/2026
  600055001     OAK GENE L                 9.375      .250    9.125     .0400     9.085    10/01/2026
  600055002     POLAND THOMAS A            7.750      .250    7.500     .0400     7.460    10/01/2026
  600055003     SILVAS DAVID M             8.500      .250    8.250     .0400     8.210    10/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600054990     FULLER                    4916522                      $638.58                  11/01/1996             360
  600054991     JANSEN                    5434993                      $772.44                  11/01/1996             360
  600054992     COLE                      5187455                      $555.19                  11/01/1996             360
  600054993     FISHER                    5392633                    $1,953.29                  11/01/1996             360
  600054994     SWANSON                   5409222                    $2,960.32                  11/01/1996             360
  600054995     RUGGIERO ANGELO D         1237000296                 $2,114.51                  11/01/1996             360
  600054996     VILASI JOHN               1500242635                 $1,126.90                  11/01/1996             360
  600054997     MULLIGAN DAVID J          1500248507                   $766.00                  11/01/1996             360
  600054998     BAIM STEVEN W             1506158597                 $2,644.31                  11/01/1996             360
  600054999     KASLER GREGORY A          1511043936                   $748.30                  11/01/1996             360
  600055000     ROPER JR ROBERT           1511046071                 $2,553.84                  11/01/1996             360
  600055001     OAK GENE L                1569150410                   $798.48                  11/01/1996             360
  600055002     POLAND THOMAS A           1587038525                 $1,826.86        2         11/01/1996             360
  600055003     SILVAS DAVID M            1595008927                 $3,241.74                  11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600054990     FULLER                                                                                      $160,000.00    N
  600054991     JANSEN                                                                                      $160,000.00    N
  600054992     COLE                                                                                        $115,000.00    N
  600054993     FISHER                                                                                      $400,000.00    N
  600054994     SWANSON                                                                                     $535,000.00    N
  600054995     RUGGIERO ANGELO D                                                                           $400,000.00    N
  600054996     VILASI JOHN                                                                                 $200,000.00    N
  600054997     MULLIGAN DAVID J                                                                            $146,500.00    N
  600054998     BAIM STEVEN W                                                                               $650,000.00    N
  600054999     KASLER GREGORY A                                                                            $132,000.00    N
  600055000     ROPER JR ROBERT                                                                             $420,000.00    N
  600055001     OAK GENE L                                                                                  $160,000.00    N
  600055002     POLAND THOMAS A                                                                             $288,415.00    N
  600055003     SILVAS DAVID M                                                                              $527,116.00    N


                                                                   Page   46
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------
  600055005     GHADOUSHI LINDA          527 HANLEY PLACE         LOS ANGELES        CA     90049      $424,742.54
  600055007     ARTHUR CHARLES K         2304 GILLINGHAM CIRCLE   THOUSAND OAKS      CA     91362      $244,631.53
  600055008     CURTIS THOMAS A          274 FOREST DRIVE SOUTH   SHORT HILLS        NJ     07078      $349,776.81
  600055009     LINN DAVID J             3011 MILLSTREAM ROAD     MARENGO            IL     60152      $398,034.68


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------
  600055005     GHADOUSHI LINDA            8.500      .250    8.250     .0400     8.210    10/01/2026
  600055007     ARTHUR CHARLES K           7.875      .250    7.625     .0400     7.585    10/01/2026
  600055008     CURTIS THOMAS A            8.250      .250    8.000     .0400     7.960    10/01/2026
  600055009     LINN DAVID J               7.875      .250    7.625     .0400     7.585    04/01/2026


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----
  600055005     GHADOUSHI LINDA           1234001805                 $3,267.88                  11/01/1996             360
  600055007     ARTHUR CHARLES K          1561334861                 $1,774.97                  11/01/1996             360
  600055008     CURTIS THOMAS A           1500237373                 $2,629.44                  11/01/1996             360
  600055009     LINN DAVID J              1503101527                 $2,900.28       12         11/01/1996             360


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------
  600055005     GHADOUSHI LINDA                                                                             $575,026.00    N
  600055007     ARTHUR CHARLES K                                                                            $306,080.00    N
  600055008     CURTIS THOMAS A                                                                             $540,000.00    N
  600055009     LINN DAVID J                                                                                $450,000.00    N


                                                                   Page   47
 RUN DATE:  11/19/1996         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:55:51               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 11/19/1996

 POOL NUMBER:          1385    POOL NAME:      1996-3

                                                                                                      SCHEDULED
  LOAN #       BORROWER                 STREET ADDRESS           CITY              STATE    ZIP       BALANCE
  ------       --------------------     --------------------     ---------------   -----   -----    -----------


                                        INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                   RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------     --------    -----   ------     -----   ------      --------


                                                                                      MI        INTEREST               LOAN
  LOAN #       BORROWER                   S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------       ---------------            ---------        --        --------               ----


                                          PER      LIFE      LIFE      GROSS        NET           CERT.     PROP          BUYDOWN
  LOAN #       BORROWER                   CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN     VALUE         TYPE
  ------       --------------------       ----     -----     ----      ------      ------        ------     -----         ------



                   LOAN         # OF           CURRENT           PROPERTY        ORIG LOAN
                   COUNT       BUYDOWN         BALANCE           VALUE           AMOUNT             P & I
                   -----       -------         -------           ---------       ---------          -----
 ** POOL
 ** TOTAL           634            3           174,193,827.06    235,700,307.00  174,443,485.00     1,351,969.23


                                                                   Exhibit E


                                SELLING AND SERVICING
                                       CONTRACT

         This Selling and Servicing Contract (the "Contract"), made and entered into by PNC Mortgage Securities Corp. ("Buyer") and the Seller ("Seller") identified below,

                                     WITNESSETH:

         WHEREAS, Seller has submitted a Seller Application to Buyer and has otherwise been approved by Buyer; and

         WHEREAS, Seller has received the Buyer's Selling Guide and the Buyer's Servicing Guide (the "Guides");

         NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, Buyer and Seller hereto agree as follows:

         1. GUIDES. The Guides, which set forth the terms and conditions under which Seller is to sell and service mortgages, are supplements to this Contract and such Guides, as may be amended or supplemented from time to time, are incorporated into this Contract in full by reference and made a part hereof as fully as if set forth at length herein. All capitalized terms used herein and not defined herein have the meanings ascribed to them in Appendix A, Glossary of Terms, to the Guides.

         2. SELLERS' DUTIES. Seller shall diligently perform all duties incident to the selling and servicing of all mortgages which may be sold by Seller from time to time and such other mortgages as Buyer and Seller may mutually agree upon. In the performance of such duties, Seller shall employ procedures and exercise the same care that it would maintain for loans held in its own portfolio and in accordance with standards of practice, diligence, prudence and competence maintained by the mortgage banking industry. Seller shall also comply with all of the provisions of the Guides and with all other reasonable requirements and instructions of Buyer. Seller shall perform such services at its sole expense except as otherwise expressly provided in the Guides. Seller agrees to service each of such mortgages continuously beginning with the Purchase Date for such mortgages or the date of designation of Seller as replacement Servicer for mortgages previously purchased by Buyer from another Seller, until all interest and principal on each mortgage has been paid in full, the mortgage has been liquidated as provided in the Guides, or such servicing duties are terminated by Buyer.

         3. COMPENSATION. Seller shall be compensated for its services hereunder as specified in the Guides.

         4. DOCUMENTS AND RECORDS. Seller agrees to create, maintain and transmit all mortgage records and documents including all permanent mortgage account records in accordance with the Guides. With respect to such records and documents, Seller shall have custody privileges and Buyer shall have ownership of the mortgage records and documents. Buyer may inspect such records and documents at reasonable times during Seller's normal business hours. Seller shall maintain accurate records and books of account, an adequate system of audit and internal control, and shall conduct its origination and servicing activities in a responsible and businesslike manner. Seller shall promptly notify Buyer in writing of any activity or action, either internal or external, which could potentially affect adversely the terms of any mortgage serviced hereunder or the ability of Seller to service any mortgage.

         5. WARRANTIES, OBLIGATIONS AND REPRESENTATIONS. The warranties, obligations and representations stated in the Guides and hereby made or undertaken by Seller with respect to each of the mortgages to be sold and serviced by it on behalf of Buyer, unless expressly waived in writing by Buyer. All warranties made by Seller shall survive (i) any investigation made by or on behalf of Buyer, it assignee or designee, (ii) liquidation of the mortgage,
(iii) purchase of the mortgage by Buyer, its designee or assignee, (iv) repurchase of the mortgage by Seller, and (v) termination of this Contract, or similar event, and all such warranties shall inure to the benefit of Buyer, its successors and assigns and any transferee of any mortgage. Upon specific written request from Buyer, Seller shall supply evidence that is satisfactory to Buyer of its compliance with any provisions of the Guides.

         6. REPURCHASE OBLIGATION. If, after purchase of any mortgage by Buyer, any of the representations or warranties of the Seller contained herein or in the Selling Guide are untrue, Buyer may, at its option, without regard to the Sellers' actual or implied knowledge of the untruth of such warranty (except to the extent the warranty is expressly conditioned upon the Seller's actual knowledge), in addition to and without limitation as to any other remedy accruing to Buyer, require the Seller to repurchase said mortgage pursuant to the Guides. It is contemplated that a third party will purchase from Buyer the mortgages purchased from Seller, and Seller agrees that Buyer may, in its own name or in the name of the third party, exercise any rights or remedies at law or in equity on behalf of itself or such third party.

         7. CUSTODIANSHIP OF FUNDS. Seller shall fully account to Buyer for the custodianship of funds received from, or on behalf of, a Borrower for mortgages serviced hereunder. Seller shall establish and maintain custodial accounts in accordance with the Guides for (i) the segregation of all principal and interest received, and (ii) the administration of all amounts to be deposited into escrow accounts, and such accounts shall be maintained free and clear of any lien or encumbrance. Seller must be in control of the funds in its custody at all times, and upon request from time to time of Buyer shall submit complete and accurate analyses of cash balances on hand and of the receipt, deposit and disposition of monies handled.


         8. INDEMNIFICATION BY SELLER. Seller shall indemnify Buyer from and hold Buyer harmless against all losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees, and expenses heretofore or hereafter resulting from a material breach of any warranty, obligation or representation contained in or made pursuant to this Contract or from any claim, demand, defense or assertion against or involving Buyer or its assignee or transferee of any mortgage based on or grounded upon, or resulting from such breach or a breach of any representation, warranty or obligation made by Buyer in reliance upon any warranty, obligation or representation made by Seller contained in or made pursuant to this Contract. Seller hereby acknowledges Buyer's intent to sell the mortgages to third parties in reliance upon Seller's warranties, obligations and representation. The obligations of Seller under this paragraph shall survive delivery and payment for the mortgages, liquidation or repurchase of the mortgages and termination of this Contract or the expiration hereof.

         9. NO ASSIGNMENT. This Contract is of the nature of a personal service agreement and accordingly may not be assigned by Seller. Except as provided in paragraph 10 of this Contract, Seller may not assign or otherwise transfer its responsibility for servicing individual mortgages to any other entity, including affiliates. Any attempt to assign servicing rights without the prior written consent of Buyer shall be null and void. Any such assignment without the consent of Buyer shall be grounds for immediate termination of the servicing rights with respect to the servicing purportedly assigned.

         10. SUBCONTRACTING OF SERVICING. Seller may not, without Buyer's prior written approval, subcontract with any other entity, including affiliates, its responsibility for servicing any mortgage it has contracted to service for Buyer.

         11. TERMINATION BY BUYER. Buyer may terminate the right of Seller to continue to service mortgage loans for Buyer and/or revoke the status of Seller as an approved Seller for any of the reasons set forth in the Guides, including a change in Seller's form of organization, a transfer of 25% or more of the equity interest in Seller or change in its principal executive or financial officers. No such termination shall release Seller from any of its obligations hereunder or under the Guides or from any liability arising hereunder or thereunder. Any forbearance or delay by Buyer in exercising such rights shall not be deemed a waiver of and shall not preclude the exercise of any such right. Upon termination by Buyer of this Contract for any reason other than a failure of Seller to meet the eligibility requirements as set forth in the Guides as determined by Buyer, Seller shall be compensated for such termination in the amount specified in the Servicing Guide.

         12. ATTORNEY'S FEES. In the event of a dispute arising from or concerning an obligation of the Seller or Buyer under this Contract which results in litigation of the issue, the prevailing party to such litigation shall be indemnified by the other party for all costs and expenses in bringing or defending such action.

         13. OFFSET. Buyer shall have the right to offset amounts due from Seller against the purchase price to be paid for the acquisition of mortgages. Amounts due which may be offset include but are not limited to past due pair-off fees and funds for the repurchase of mortgages which are subject to an outstanding repurchase demand.

         14. NOTICE. Any notice required or permitted hereunder shall be in writing and shall be sent to Seller at its address shown under its signature below or to such other address Seller may designate in writing or to Buyer at 75 North Fairway Drive, Vernon Hills, Illinois 60061 or to such other address designated by Buyer in writing, by certified mail, return receipt requested, postage prepaid.

         15. PRIOR AGREEMENTS. This Contract supersedes any prior agreements and understandings between Buyer and Seller governing the subject matter hereof; provided, however, that Seller shall not be released from any responsibility or liability that may have arisen under such agreements and understandings.

         16. GOVERNING LAW. This Contract is made in the State of Illinois and shall be governed by the law of such state.

         17. USE OF TERM "SELLER". Wherever the term "Seller" is used in this contract in a context involving loan administration, servicing, and accounting obligations, such term shall be deemed to mean "Servicer" as is used in the Buyer's Servicing Guide.

         18. EFFECTIVE DATE OF CONTRACT. This contract is not effective until it is accepted by Buyer. An executed copy of the Contract will be returned to the Seller.

         19. STATUS OF PARTIES. Seller and Buyer each represent, warrant and agree that as of the date of this Contract: (i) each party is duly organized, validly existing and in good legal standing under the laws of its jurisdiction of organization, and has the requisite power and authority to enter into this contract and agreements to which both are parties as contemplated by this Contract; (ii) this Contract has been duly authorized executed and delivered to both parties and constitutes a valid and legally binding agreement of each party, enforceable in accordance with its terms; (iii) there is no action, proceeding or investigation pending or threatened, nor any basis therefore known to either party that questions the validity or prospective validity of this Contract insofar as the Contract relates to either party, or any essential element upon which this Contract depends, or any action to be taken by either party pursuant to this Contract; and (iv) insofar as either party's capacity to carry out any obligation under this Contract is concerned, neither party will be in violation of any provision of any charter, certificate of incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule, or regulation, and there is no such provision that adversely affects either party's capacity to carry out any such obligation. Seller's and Buyer's execution of, and performance pursuant to, this Contract will not result in any such violation. At all times Seller shall act as an independent contractor.

         IN WITNESS WHEREOF, the parties have executed this Contract by proper officials duly authorized on the dates hereinafter set forth. This Contract shall take effect as of the date of its execution in original or facsimile signature by a duly authorized officer of the Buyer.

______________________________     ___________________________________________
Name of Seller                     Seller I.D. number

______________________________     ___________________________________________
Type of Organization               Organized under laws of

______________________________________________________________________________
Principal place of business: street address, city, state, zip code

______________________________________________________________________________
Typed name and title of Seller's authorized officer

______________________________     ___________________________________________
Signature of Seller's              Date
authorized officer


Agreed to and accepted by PNC MORTGAGE SECURITIES CORP.

______________________________________________________________________________
Typed name and title of authorized representative


______________________________     ___________________________________________
Signature of authorized            Date
representative

                                                                       Exhibit F

                          FORM OF TRANSFEROR CERTIFICATE FOR
                   CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES


                                        [Date]


First Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101


    Re: PURCHASE OF PNC MORTGAGE SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1996-3, CLASS [B-4] [B-5] [B-6] (the
         "Certificates")

Ladies and Gentlemen:

    In connection with our disposition of the above Certificates we certify that (a) we understand the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act") and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, and
(b) we have not offered or sold any certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act.


                             Very truly yours,



                             [Name of Transferor]

                             By:
                                ---------------------------
                                   Authorized Officer

                                                                      Exhibit G

                          FORM OF TRANSFEREE'S AGREEMENT FOR
                   CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES


                                        [Date]


First Bank National Association
180 East 5th Street, SPFT0210
St. Paul, MN 55101

PNC Mortgage Securities Corp.
75 N. Fairway Drive
Vernon Hills, Illinois  60061


         The undersigned (the "Purchaser") proposes to purchase [Class B-4] [Class B-5] [Class B-6] Certificates evidencing an undivided interest in PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-3 (the "Purchased Certificates") in the principal amount of $______________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

         Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of November 1, 1996 (the "Pooling Agreement"), between PNC Mortgage Securities Corp. ("PNC") and First Bank National Association, as trustee (the "Trustee"), of the PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-3.

         Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to PNC and the Trustee that:

         (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Purchased Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement;

         (b) The Purchaser is acquiring the Purchased Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part;

         (c) The Purchaser is an "accredited investor" as such term is defined in paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Section 501 of
Regulation D under the Securities Act of 1933, as amended (the "Act"), has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

         (d)  The Purchaser is not affiliated with the Trustee;

         (e) The Purchaser confirms that PNC has made available to the Purchaser the opportunity to ask questions of, and receive answers from PNC concerning the Trust, the purchase by the Purchaser of the Purchased Certificates and all matters relating thereto that PNC possesses or can acquire without unreasonable effort or expense; and

         (f) If applicable, the Purchaser has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System; and

         (g) The Purchaser will provide the Trustee and the Master Servicer with affidavits substantially in the form of Exhibit A attached hereto.

         Section 3.     Transfer of Purchased Certificates.

         (a) The Purchaser understands that the Purchased Certificates have not been registered under the Act, or any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Act and under applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither PNC nor the Trust is under any obligation to register the Purchased Certificates or make an exemption available. In the event that such a transfer is to be made within two years from the Closing Date without registration under the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder"s prospective transferee each certify to PNC and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) the Trustee or PNC may require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or PNC. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and PNC against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         (b) No transfer of a Purchased Certificate shall be made unless the transferee provides PNC and the Trustee with (i) a Transferee's Agreement, substantially in the form of this Agreement, and (ii) either (a) an affidavit substantially in the form of Exhibit A hereto that the proposed transferee (x) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition or (y) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60, or (b) a Benefit Plan Opinion (as defined in Exhibit A hereto).

         (c) The Purchaser acknowledges that its Purchased Certificates bear a legend setting forth the applicable restrictions on transfer.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                       [Purchaser]


                                       By:
                                          ---------------------------

                                       Its:
                                          ---------------------------

                           Exhibit A to Form of Transferee Agreement (Exhibit G)

                            PNC MORTGAGE SECURITIES CORP.

                                BENEFIT PLAN AFFIDAVIT


RE: PNC MORTGAGE SECURITIES CORP.
    MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-3
    (THE "TRUST") [CLASS B-4] [CLASS B-5] [CLASS B-6]
    CERTIFICATES (THE "PURCHASED CERTIFICATES")


         Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

         1.   That I am the _______________ of __________________ (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

         2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the Trust.

         3. That the Purchaser (i) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, (ii) has provided a "Benefit Plan Opinion" satisfactory to PNC Mortgage Securities Corp. (the "Company") and the Trustee of the Trust or (iii) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer (a) is permissible under applicable law, (b) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and (c) will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Benefit Plan Opinion shall not be an expense of the Trustee, the Master Servicer or the Company.


         IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 199__.

[Purchaser]

By:

Its:

         Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

SUBSCRIBED and SWORN to before me
this day of ____________, 19__.


---------------------------------
         Notary Public

                                                                       Exhibit H
                     FORM OF ADDITIONAL MATTER INCORPORATED INTO
                     THE FORM OF THE MORTGAGE TRUST CERTIFICATES

    This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

    This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "Mortgage Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and First Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

    Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder"s Percentage Interest represented by this Certificate in the portion of the Mortgage Trust Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.01 of the Pooling Agreement.

    Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

    Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

    IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                  FIRST BANK NATIONAL ASSOCIATION, as Trustee


                                  ---------------------------------------------
                                  By:





                      (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

    This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

FIRST BANK NATIONAL
ASSOCIATION, as Trustee


-----------------------------------
By:




Dated:
     ---------------------------------

                            PNC MORTGAGE SECURITIES CORP.
                          MORTGAGE PASS-THROUGH CERTIFICATE

    This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the Mortgage Trust Fund.

    The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event Company funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Company from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

    As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made by the Company from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Company of advances made, or certain expenses incurred, by it.

    The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company and the Trustee with the consent of the Holders of the Certificate Trust Certificates evidencing Percentage Interests aggregating not less than 66% of the Certificate Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

    As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder"s attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

    No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

    The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the Mortgage Trust Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

    A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

    The obligations created by the Pooling Agreement and the Mortgage Trust
Fund and Certificate Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the Mortgage Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Company and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement requires that the Company distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the Mortgage Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company"s right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than ten percent (10%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                      ASSIGNMENT

    FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints _________ Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated:
     ----------------   -------------------------------------------------------
                        Signature Guaranteed

                        -------------------------------------------------------
                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                                                       Exhibit I

                                TRANSFEROR CERTIFICATE

                                        [Date]

    First Bank National Association, as Trustee
    180 East 5th Street, SPFT0210
    St. Paul, MN 55101
    Attn: Structured Finance


                   Re: PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-3, Class [R] [R-1]

    Ladies and Gentlemen:

This letter is delivered to you in connection with the sale by ___________
    (the "Seller") to _______________ (the "Purchaser") of $______________
    initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1996-3, Class [R][R-1] (the "Certificate"), pursuant to Section 5.01 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of November 1, 1996 among PNC Mortgage Securities Corp., as depositor and master servicer (the "Company"), and First Bank National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transferee affidavit and agreement in the form attached to the Pooling Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

         Very truly yours,



              [Seller]

By:
   ------------------------------------

Name:
     ----------------------------------

Title:
      ---------------------------------

                                                                       Exhibit J
                          TRANSFEREE AFFIDAVIT AND AGREEMENT

     STATE OF       )
                         )   ss:
     COUNTY OF      )

                    [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class [R] [R-1] Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ___________________________] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R] [R-1] Certificates, and (ii) is acquiring the Class [R] [R-1] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity, or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers" cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class [R] [R-1] Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R] [R-1] Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class [R] [R-1] Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. That the Owner is aware that the Trustee will not register the Transfer of the Class [R] [R-1] Certificates unless the transferee, or the transferees" agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6. That the Owner has reviewed the restrictions set forth on the face of the Class [R] [R-1] Certificates and the provisions of Section 5.01 of the Pooling Agreement under which the Class [R] [R-1] Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.01(c) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.01). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R] [R-1] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

8. The Owner"s Taxpayer Identification Number is ________________.

9. That no purpose of the Owner relating to the purchase of the Class [R] [R-1] Certificates by the Owner is or will be to enable the transferor to impede the assessment or collection of tax.

10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

12. That no purpose of the Owner relating to any sale of the Class [R] [R-1] Certificates by the Owner will be to impede the assessment or collection of tax.

13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

14. The Owner hereby agrees to cooperate with the Company and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Mortgage Trust Fund or the Certificate Trust Fund, as applicable.

15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Mortgage Trust Fund or the Certificate Trust Fund, as applicable, or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Company has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

16. The Owner as transferee of the Class [R] [R-1] Certificates has represented to their transferor that, if the Class [R] [R-1] Certificates constitute a noneconomic residual interest, the Owner (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class [R] [R-1] Certificates as they become due.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ______ day of ______ , 19__.

[Name of Owner]


                                        By:
                                        [Name of Officer]
                                        [Title of Officer]

[Corporate Seal]

ATTEST:



[Assistant] Secretary

     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and Acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this _____ day of ___________________, 19__.



                                        NOTARY PUBLIC


                                        COUNTY OF
                                        STATE OF
                                        My Commission expires the ___ day
                                        of ______________, 19__

                                                                       Exhibit K
                     FORM OF ADDITIONAL MATTER INCORPORATED INTO
                    THE FORM OF THE CERTIFICATE TRUST CERTIFICATES

     This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "Certificate Trust Fund") whose assets consist of, among other things, Mortgage Trust Certificates evidencing interests in a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and First Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder"s Percentage Interest represented by this Certificate in the portion of the Certificate Trust Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.05 of the Pooling Agreement.

     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   FIRST BANK NATIONAL ASSOCIATION, as Trustee



                                   ---------------------------------------------
                                   By:



                      (TRUSTEE"S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

FIRST BANK NATIONAL
ASSOCIATION, as Trustee




------------------------------
By:



Dated:
      -----------------------------

                            PNC MORTGAGE SECURITIES CORP.
                          MORTGAGE PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the Certificate Trust Fund.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Trust Certificates, all as more specifically set forth herein and in the Pooling Agreement. In the event Company funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Company from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made by the Company from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Company of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company and the Trustee with the consent of the Holders of the Certificate Trust Certificates evidencing Percentage Interests aggregating not less than 66% of the Certificate Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder"s attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the Certificate Trust Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

     A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the Mortgage Trust Fund and Certificate Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the Mortgage Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Company and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement requires that the Company distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the Mortgage Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company"s right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than ten percent (10%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                      ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints _____________ Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated:
       ---------    ------------------------------------------------------------
                    Signature Guaranteed


                    ------------------------------------------------------------
                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                      EXHIBIT L

                    [FORM OF RULE 144A INVESTMENT REPRESENTATION]


               Description of Rule 144A Securities, including numbers:
                   _______________________________________________
                   _______________________________________________
                   _______________________________________________
                   _______________________________________________


     The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1996 between PNC Mortgage Securities Corp., as Depositor and Master Servicer, and First Bank National Association, as Trustee) pursuant to Section 5.01(f) of the Agreement, as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has received and reviewed the Private Placement Memorandum dated as of November 26, 1996 relating to the Rule 144A Securities and has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, the Company or the Master Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has (1) completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, or (2) obtained the waiver of the Company with respect to Annex 1 and Annex 2 pursuant to Section 5.01(f) of the Agreement. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          f. The Buyer is not affiliated with (i) the Trustee or (ii) any Rating Agency that rated the Rule 144A Securities.

          g. If applicable, the Buyer has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

     3. The Buyer warrants and represents to, and covenants with, the Seller, the Master Servicer and the Company that (1) the Buyer is not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), subject to the prohibited transaction provisions of ERISA ("Plan"), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")) subject to
Section 4975 of the Code (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of any Plan, (2) the Buyer"s purchase of the Rule 144A Securities is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or
(iii) the Buyer is an insurance company, the source of funds to be used by it to purchase the Rule 144A Securities is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.

     4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.


     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


-------------------------               -------------------------------
Print Name of Seller                    Print Name of Buyer

By:                                     By:
   ---------------------------             ----------------------------
    Name:                                   Name:
    Title:                                  Title:

Taxpayer Identification:                     Taxpayer Identification:

No.                                     No.
   ---------------------------             ----------------------------

Date:                                        Date:
     -------------------------                    ---------------------

                                                            ANNEX 1 TO EXHIBIT L


               QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

               [For Buyers Other Than Registered Investment Companies]

 The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer"s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

     ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is subject to the fiduciary responsibility provisions of ERISA.

------------------------

(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                        L-1-1

     ___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer"s direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___      ___      Will the Buyer be purchasing the Rule 144A
  Yes      No       Securities only for the Buyer"s own account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.


                                        L-1-2

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer"s purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                              ------------------------------------------
                              Print Name of Buyer

                              By:
                                   -------------------------------------
                                   Name:
                                   Title:

                              Date:
                                   -------------------------------------


                                        L-1-3

                                                            ANNEX 2 TO EXHIBIT L


               QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                [For Buyers That Are Registered Investment Companies]


     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer"s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer"s most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer"s Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer"s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer"s most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

     3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer"s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer"s own account.


                                        L-2-1

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer"s purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                   ---------------------------------------------
                                   Print Name of Buyer


                                   By:
                                       -----------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------

                                   IF AN ADVISER:


                                   ---------------------------------------------
                                   Print Name of Buyer


                                   Date:
                                        ----------------------------------------

                                   Signature
(SEAL)                                      ------------------------------------


                                        L-2-2

                                                                       EXHIBIT M

[Date]

[Company]


Re: Pooling and Servicing Agreement dated as of November 1, 1996 among PNC Mortgage Securities Corp., as Depositor and Master Servicer, and First Bank National Association, as Trustee, relating to PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1996-3

Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section
2.01 of the Pooling and Servicing Agreement and has determined that (i) all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 of the Pooling and Servicing Agreement have been executed and received as of the date hereof are in its possession or in the possession of the Custodian on its behalf and (ii) all such documents have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. The Trustee has made no independent examination of such documents beyond the review specifically required in the above referenced Pooling and Servicing Agreement and has relied upon the purported genuineness and due execution of any such documents and upon the purported genuineness of any signature thereon. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                   -------------------------
                                   as Trustee

                                   By:
                                         --------------------
                                   Name:
                                         --------------------
                                   Title:
                                         --------------------

                                                                       EXHIBIT N

       Schedule of Certain Mortgage Loans With Group Primary Insurance Policies


     The following 21 Mortgage Loans identified by the respective loan numbers assigned thereto and stated in the Schedule of Mortgage Loans:

600054411
600054412
600054413
600054414
600054415
600054416
600054417
600054418
600054419
600054420
600054421
600054422
600054423
600054424
600054425
600054426
600054427
600054428
600054488
600054495
600054496


                                         N-1